UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )
Filed by the Registrant ☒       Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12
SPHERE ENTERTAINMENT CO.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

JAMES L. DOLAN
Executive Chairman and
Chief Executive Officer
Notice of Annual Meeting and
Proxy Statement
Dear Stockholder:
You are cordially invited to attend our annual meeting of stockholders, which will be conducted via live webcast on Monday, December 9, 2024 at 10:00 a.m. Eastern Time. You can attend the annual meeting via the internet by visiting www.virtualshareholdermeeting.com/SPHR2024. There is no in-person annual meeting this year for you to attend.
Information on how to vote and, if you wish to attend, the requirements to register in advance and how to ask questions during the annual meeting is described in the enclosed materials. Your vote is important to us.

Sincerely yours,

James L. Dolan Executive Chairman and Chief Executive Officer
October 24, 2024
SPHERE ENTERTAINMENT CO., TWO PENNSYLVANIA PLAZA, NEW YORK, NY 10121

PROXY STATEMENT
NOTICE OF 2024 ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of
Sphere Entertainment Co.
The annual meeting of stockholders of Sphere Entertainment Co. (the “annual meeting”) will be held on Monday, December 9, 2024, at 10:00 a.m. Eastern Time. You can attend the annual meeting via the internet, vote your shares electronically and submit your questions during the annual meeting, by visiting www.virtualshareholdermeeting.com/SPHR2024 (there is no physical location for the annual meeting). In order to attend the annual meeting, you must register in advance at www.proxyvote.com prior to the deadline of December 4, 2024 at 5:00 p.m. Eastern Time. You will need to have your 16-digit control number included on your Notice of Internet Availability of Proxy Materials or your proxy card (if you received a printed copy of the proxy materials) to register in advance for and to join on the day of the annual meeting. We encourage you to allow ample time for online check-in, which will begin at 9:45 a.m. Eastern Time. For further information on how to register for and participate in the meeting please see General Information, “How do I attend, vote and ask questions during the annual meeting?”
The annual meeting will be held to consider and vote upon the following proposals:
1.Election of directors.
2.Ratification of the appointment of our independent registered public accounting firm.
3.Approval of the Company’s 2020 Employee Stock Plan, as amended.
4.An advisory vote on the compensation of our named executive officers.
5.Conduct such other business as may be properly brought before the meeting.
Only stockholders of record on October 15, 2024 may vote during the meeting.
Your vote is important to us. Even if you plan on participating in the annual meeting virtually, we recommend that you vote as soon as possible by telephone, by Internet or by signing, dating and returning the proxy card in the postage-paid envelope provided.

By order of the Board of Directors,

Mark C. Cresitello
Secretary
New York, New York
October 24, 2024
SPHERE ENTERTAINMENT CO., TWO PENNSYLVANIA PLAZA, NEW YORK, NY 10121

- i -

- ii -

PROXY STATEMENT SUMMARY
This summary highlights selected information in the proxy statement. Please review the entire proxy statement and our Annual Report on
Form 10-K for the fiscal year ended June 30, 2024 before voting.

VOTING ITEMS AND BOARD RECOMMENDATIONS

Proposals		Board Recommendation
Proposal 1	Election of directors	FOR
Proposal 2	Ratification of the appointment of our independent registered public accounting firm	FOR
Proposal 3	Approval of the Company’s 2020 Employee Stock Plan, as amended	FOR
Proposal 4	An advisory vote on the compensation of our named executive officers	FOR

COMPANY OVERVIEW
Sphere Entertainment Co. (the “Company”) is a premier live entertainment and media company comprised of two reportable segments, Sphere and MSG Networks. Sphere is a next-generation entertainment medium, and MSG Networks operates two regional sports and entertainment networks, as well as a direct-to-consumer (“DTC”) and authenticated streaming product.
•Sphere: This segment reflects SphereTM, a next-generation entertainment medium powered by cutting-edge technologies to create multi-sensory experiences at an unparalleled scale. The Company’s first Sphere opened in Las Vegas on September 29, 2023. The venue can accommodate up to 20,000 guests and can host a wide variety of events year-round, including The Sphere ExperienceTM, which features original immersive productions, as well as concerts and residencies from renowned artists, and marquee sports and corporate events. Production efforts are supported by Sphere StudiosTM, an immersive content studio dedicated to creating multi-sensory experiences exclusively for Sphere. Sphere Studios is home to a team of creative, production, technology and software experts who provide full in-house creative and production services. The studio campus in Burbank includes a 68,000-square-foot development facility, as well as Big Dome, a 28,000-square-foot, 100-foot high custom dome, with a quarter-sized version of the screen at Sphere in Las Vegas, that serves as a specialized screening, production facility, and lab for content at Sphere. The entire exterior surface of Sphere, referred to as the ExosphereTM, is covered with nearly 580,000 square feet of fully programmable LED paneling, creating the largest
LED screen in the world and an impactful display for artists, brands and partners.
•MSG Networks: This segment is comprised of the Company’s regional sports and entertainment networks, MSG Network and MSG Sportsnet, as well as its DTC and authenticated streaming product, MSG+. MSG Networks serves the New York Designated Market Area, as well as other portions of New York, New Jersey, Connecticut and Pennsylvania and features a wide range of sports content, including exclusive live local games and other programming of the New York Knicks (the “Knicks”) of the National Basketball Association (the “NBA”) and the New York Rangers (the “Rangers”), New York Islanders (the “Islanders”), New Jersey Devils (the “Devils”) and Buffalo Sabres (the “Sabres”) of the National Hockey League (the “NHL”), as well as significant coverage of the New York Giants (the “Giants”) and the Buffalo Bills (the “Bills”) of the National Football League (the “NFL”).

CORPORATE GOVERNANCE AND BOARD PRACTICES
Our board of directors (the “Board”) has adopted Corporate Governance Guidelines (the “Governance Guidelines”) and other practices to promote the functioning of the Board and its committees to serve the best interests of all our stockholders. The Governance Guidelines and our other governance documents provide a framework for our governance practices, including:

✓	Annual election of directors, with all directors elected to one-year terms

✓	Board composition to include a broad range of skills, experience, industry knowledge, diversity of opinion and contacts relevant to the Company’s business, which serves the interests of the holders of both our Class A Common Stock and Class B Common Stock

✓	Board self-assessments conducted at least annually to assess the mix of skills and experience that directors bring to the Board to facilitate an effective oversight function

✓	Robust director nomination criteria to ensure a diversity of viewpoints, background and expertise in the boardroom

✓	Regular executive sessions of independent directors

✓	Independent Board committees, with each of the Audit Committee and the Compensation Committee comprised 100% of independent directors

✓	Restricted stock units subject to holding requirement through end of service on the Board
APPROACH TO FOSTERING DIVERSITY AND INCLUSION

We aim to create an employee experience that fosters the Company’s culture of respect and inclusion. By welcoming the diverse perspectives and experiences of our employees, we all share in the creation of a more vibrant, unified, and engaging place to work.
Together with Madison Square Garden Entertainment Corp. (“MSGE”) and Madison Square Garden Sports Corp. (“MSGS”), we have furthered these objectives under our expanded People Development, Diversity and Inclusion (“D&I”) function, including:
Workforce: Embedding Diversity and Inclusion through Talent Actions
•Created a common definition of “potential” and an objective potential assessment to de-bias talent review conversations so employees have an opportunity to learn, grow and thrive. Through our performance management process, we encourage regular conversations between managers and employees regarding goals, career growth and productivity;
•Integrated D&I best practices into our performance management and learning and development strategies with the goal of driving more equitable outcomes;
•Developed an emerging talent list to expand our talent pool to better identify and provide specific development opportunities for high performing employees, including diverse talent; and
•Required all employees to participate in our “Uncover the Elements of an Effective Interview” training prior to participation in any interview process to educate employees on various forms of bias in the interview process.
Workplace: Building an Inclusive and Accessible Community
•Expanded our efforts with the MSG D&I enterprise calendar to acknowledge and celebrate culturally relevant days and months of recognition, anchored by our six Employee Resource Groups (“ERGs”): Asian Americans and Pacific Islanders (AAPI), Black, LatinX, PRIDE, Veterans, and Women. Membership in our ERGs is open to all employees, and combined ERG involvement increased from approximately 1,100 members in fiscal year 2023 to 1,700 members in fiscal year 2024 (an increase of 54.8%), which includes employees across the Company, MSGE and MSGS;

•Continued to embed our “Conscious Inclusion Awareness Experience” into our on-boarding experience. This is a required educational module, delivered in two parts, focused on unconscious bias and conscious inclusion within our learning management system;
•Broadened our D&I educational strategy by launching “D&I Learning Moments” to highlight e-learning courses in our learning management system connected to D&I themes including microaggressions and stereotypes. Additionally, the D&I team offers live trainings that are open to the entire company on topics such as Inclusive Leadership, LGBTQ+ Allyship and Generational Differences. Trainings were completed by approximately 500 employees across the Company, MSGE and MSGS from January 2024 to June 2024;
•Continued our LGBTQ+ inclusivity strategy by hosting live allyship and inclusivity trainings and launching toolkit resources for employees to learn and develop. Together with the PRIDE ERG, we marched in the NYC Pride Parade in 2022, 2023 and 2024; and
•Expanded our Community Conversations series with a theme this year of “Finding Your Voice”.
Panels were held during Hispanic Heritage Month, Veterans Day, Black History Month, Women’s Empowerment Month, Asian American and Pacific Islander Heritage Month and Pride Month with elected officials and employees of across the Company, MSGE and MSGS.
Community: Bridging the Divide through Expansion to Diverse Stakeholders
•Focused on increasing opportunities to connect with diverse vendors and suppliers by leveraging ERGs and our community. This effort creates revenue generating opportunities for diverse suppliers to promote their businesses and products. In fiscal year 2024, the Company expanded its multi-city holiday market event featuring thirty underrepresented businesses in New York City and Burbank, and hosted a virtual market for our Las Vegas employees; and
•Invested in an external facing supplier diversity portal on our website, which launched in fiscal year 2023. The portal is intended to expand opportunities for the Company, MSGE and MSGS to do business with diverse suppliers, including minority-, women-, LGBTQ+- and veteran-owned businesses.
DIRECTOR NOMINEES

The Board has nominated 16 director candidates. Of the 16 nominees, four are Class A nominees and twelve are Class B nominees. Assuming all of the director nominees are elected at the annual meeting, our Class A director representation will be 25% of the Board, which meets the percentage required by our Amended and Restated Certificate of Incorporation, as amended (“Certificate of Incorporation”).
All director candidates have been nominated for a one-year term to expire at the 2025 annual meeting of the Company’s stockholders and once their successors have been elected and qualified.
Our Class A nominees are elected by holders of our Class A Common Stock:
•All Class A nominees are independent and collectively have significant experience in business leadership, finance and accounting, law, government service, management, investment, operational and strategic planning, and extensive knowledge of the media, sports and entertainment industries.
Our Class B nominees are elected by holders of our Class B Common Stock:
•Class B nominees collectively have significant experience in industry and business leadership, finance and accounting, operational and strategic planning, and unmatched institutional knowledge of the Company.
Our Board believes that the Company and its stockholders benefit from the combination of Class A and Class B nominees’ diverse perspectives, institutional knowledge, and their collective deep business and investment experience.
Detailed information about each nominee’s background, skills and qualifications can be found under “Proposal 1 — Election of Directors.”

Class A Director Nominees	Class B Director Nominees
Joseph J. Lhota	James L. Dolan	Quentin F. Dolan
Joel M. Litvin	Charles F. Dolan	Ryan T. Dolan
John L. Sykes	Charles P. Dolan	Thomas C. Dolan
Carl E. Vogel	Kristin A. Dolan	Brian G. Sweeney
	Marianne Dolan Weber	Vincent Tese
	Paul J. Dolan	Isiah L. Thomas III
EXECUTIVE COMPENSATION PROGRAM

The Company is a premier live entertainment and media company comprised of two reportable segments, Sphere and MSG Networks. Sphere is a next-generation entertainment medium, and MSG Networks operates two regional sports and entertainment networks, as well as a DTC and authenticated streaming product. We operate in specialized industries and our executive officers have substantial and meaningful professional experience in these industries. Given the unique and novel nature of our business, including the design and construction of Sphere venues, the creation of The Sphere Experience and our original immersive productions and MSG Networks’ DTC and authenticated streaming product, the Company places great importance on its ability to attract, retain, motivate and reward experienced executive officers who can drive our business objectives and achieve strong financial, operational and stock price performance, as well as long-term value creation.

Executive Compensation Principles:
✓	A significant portion of compensation opportunities should be at risk
✓	Long-term performance incentives should generally outweigh short-term performance incentives
✓	Executive officers should be aligned with our stockholders through equity compensation
✓	The compensation structure should enable the Company to attract, retain, motivate and reward the best talent in a competitive industry
Elements of Fiscal Year 2024 Compensation & Performance Objectives
The Company compensates its named executive officers (“NEOs”) through base salary, annual incentive awards, long-term incentive awards, perquisites and benefit programs. Our annual incentive program provides performance-based incentives for our NEOs tied to key financial and strategic measures that drive long-term stockholder value and reward sustained achievement of the Company’s key financial goals. The Company considers revenue and adjusted operating income (“AOI”) to be key financial measures of its financial operating performance. As such, our Compensation Committee has reflected these performance measures in our annual incentive plan, along with other specific strategic measures. AOI is a non-GAAP financial measure. For a reconciliation of this non-GAAP measure to the most comparable GAAP measures, please see Annex A.
Prior to the spin-off of the Company’s traditional live entertainment business, our long-term incentive program historically consisted of a mix of restricted stock units and performance stock units with financial performance targets set by the Compensation Committee based on the Company’s long-range plan, as reviewed by the Board. At the time of the spin-off, the Company’s performance stock units granted in fiscal years 2022 and 2023 were based on performance targets tied to total company net revenue and total company business unit adjusted operating income that aligned to the Company’s pre-spin long-range plan. Payouts under these performance stock units were to be measured against actual performance at the end of fiscal year 2024 (in the case of the awards made in fiscal year 2022) and at the end of fiscal year 2025 (in the case of the awards made in fiscal year 2023). As a result of the spin-off of MSGE, however, and the resulting new size, structure, and business model of the Company following the spin-off, the prior performance targets associated with these earlier awards over the three-

year performance cycle were no longer applicable. In addition, with respect to long-term incentive awards for fiscal year 2024, because the Company’s long-range plan was still being assessed at the time, in September 2023, the Compensation Committee approved the grant of performance stock units without setting the performance targets for the three-year performance cycle, but with a view to setting the performance targets at a later date, once the Company’s long-range plan was finalized. As time progressed during the fiscal year, a number of factors rendered it impracticable to amend the performance goals for the previously outstanding performance stock units granted in fiscal year 2022 and 2023, and to set performance goals for the performance stock units made in fiscal year 2024. These included the contemplated change in the Company’s fiscal year-end from June 30 to December 31 and the continued assessment, review and development of the Company’s long-range plan, given the uniqueness of Sphere in Las Vegas, The Sphere Experience and the Sphere business model and the Company’s focus on creating a next-generation entertainment medium. As a result of these challenges, and given that a long-range plan had not been finalized and presented to the Board for review, the Compensation Committee determined in March 2024 to deem (i) all outstanding Company performance stock units (excluding certain Company performance stock units granted to certain employees of MSGE; for more information, see “Compensation Discussion and Analysis — Awards Issued in Connection with the MSGE Distribution”) and (ii) any Company performance stock units granted during the remainder of the 2024 fiscal year (collectively, the “Converted PSUs”) earned at 100% of target and no longer subject to performance-based vesting requirements, but with such awards continuing to be subject to service-based cliff-vesting after three years. Following the change in fiscal year-end, subject to the Board’s review of the applicable long-range plans that correlate to performance targets during the applicable performance period, the
Compensation Committee intends to revisit the historical practice of granting a mix of (i) performance-based awards, and (ii) restricted stock units, the value of which is tied to the performance of the market value of Class A Common Stock.
The value of the Converted PSUs remains tied to the performance of the market value of Class A Common Stock, which we believe directly aligns the NEOs with stockholders’ interests to increase stockholder value and provides the NEOs with a continuing stake in the long-term success of the Company. In addition, the Converted PSUs continue to vest in their entirety following a three-year period after the grant date (i.e., cliff vesting), which provides a strong retention element that encourages long-term service by the Company’s executives.
During fiscal year 2024, in connection with the opening of Sphere in Las Vegas, the Compensation Committee also granted “off-cycle” performance awards in the form of stock options with premium priced exercise prices and three-year service-based cliff vesting (the “FY24 premium priced performance options”) to Mr. Dolan, the Company’s Executive Chairman and Chief Executive Officer, and Ms. Jennifer Koester, the President and Chief Operating Officer of Sphere, and a select team of personnel who have been, and who are expected to continue to be, key contributors to the success of Sphere, to incentivize and retain this successful team, and further enhance their focus on long-term value creation for the stockholders. For more information, see “Compensation Discussion & Analysis.”
The table below summarizes the elements of our general compensation program for the 2024 fiscal year and how each element was linked to Company performance. For more information on our executive compensation program and policies, please see “Compensation Discussion & Analysis.”

Component		Performance Link		Description
Base Salary	Cash	•Fixed level of compensation determined primarily based on the role, job performance and experience •Intended to compensate NEOs for day-to-day services performed
Annual Incentive (Corporate Business Unit)	Cash	Financial (50%)	Sphere reportable segment results (80%): Consisting of: Sphere reportable segment revenue (70%); and Sphere reportable segment AOI (30%)
•Performance-based cash incentive opportunity
•Designed to be based on the achievement of predetermined Sphere and MSG Networks reportable segment financial performance measures and Corporate business unit strategic performance measures approved by the Compensation Committee

MSG Networks reportable segment results (20%): Consisting of: MSG Networks reportable segment revenue (50%); and MSG Networks reportable segment AOI (50%)
		Strategic (50%)	Corporate business unit strategic objectives
Annual Incentive (Sphere Commercialization and Sphere Venue Operations Business Units)	Cash	Financial (50%)	Sphere reportable segment revenue (70%)
•Performance-based cash incentive opportunity
•Designed to be based on the achievement of predetermined Sphere reportable segment financial measures and strategic Sphere Commercialization and Sphere Venue Operations business unit performance measures approved by the Compensation Committee

Sphere reportable segment AOI (30%)
		Strategic (50%)	Sphere Commercialization (weighted at 80%) and Sphere Venue Operations (weighted at 20%) business unit strategic objectives
Annual Incentive (MSG Networks Business Unit)	Cash	Financial (50%)	MSG Networks reportable segment revenue (50%)
•Performance-based cash incentive opportunity
•Designed to be based on the achievement of predetermined MSG Networks reportable segment financial measures and business unit strategic performance measures approved by the Compensation Committee

MSG Networks reportable segment AOI (50%)
		Strategic (50%)	MSG Networks business unit strategic objectives
Long- Term Incentive	Performance Stock Units (Converted PSUs) (50%)(1)	Stock Price Performance		•Stock-based award establishes direct alignment with our stock price performance and stockholder interests •Cliff-vest after three years

	Restricted Stock Units (50%)	Stock Price Performance		•Stock-based award establishes direct alignment with our stock price performance and stockholder interests •Vest ratably over three years
___________
(1)See “Compensation Discussion & Analysis — Elements of Our Compensation Program — Long-Term Incentives — Performance Stock Units,” for further information on the Company’s Converted PSUs and the Compensation Committee’s determination to deem Company performance stock units to be earned at 100% of target.

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 9, 2024

GENERAL INFORMATION
COMPANY OVERVIEW

Sphere Entertainment Co., incorporated on November 21, 2019, is a Delaware corporation with executive offices at Two Pennsylvania Plaza, New York, NY 10121. In this proxy statement, the words “Company,” “we,” “us,” “our,” and “SPHR” refer to Sphere Entertainment Co., a holding company, and its direct and indirect subsidiaries through which substantially all of our operations are conducted. Our Class A Common Stock is listed on the New York Stock Exchange (the “NYSE”) under the symbol “SPHR.” As a result, we are subject to certain of the NYSE corporate governance listing standards.
The Company was incorporated as MSG Entertainment Spinco, Inc., a direct, wholly-owned subsidiary of MSGS. We changed our name to Madison Square Garden Entertainment Corp. on April 17, 2020 (the “2020 Distribution Date”) in connection with the distribution of all of the Company’s outstanding common stock to the stockholders of MSGS (the “2020 Distribution”). Pursuant to the 2020 Distribution, the Company acquired the entertainment businesses previously owned and operated by MSGS through its MSG Entertainment business segment, and the sports booking business previously owned and operated by MSGS through its MSG Sports business segment.
On July 9, 2021, a subsidiary of the Company merged with MSG Networks Inc. (“MSGN”), a company that was also controlled by the Dolan family, in an all-stock, fixed exchange ratio transaction pursuant to an Agreement and Plan of Merger, dated as of March 25, 2021, among the Company, Broadway Sub Inc., a wholly owned subsidiary of the Company and MSGN. As a result of the transaction (the “Networks Merger”), MSGN became a direct wholly-owned subsidiary of the Company.
On April 20, 2023 (the “MSGE Distribution Date”), the Company distributed approximately 67% of the outstanding common stock of MSGE Spinco, Inc. (now known as Madison Square Garden Entertainment Corp. and referred to herein as “MSGE”) to our stockholders (the “MSGE Distribution”). Pursuant to the MSGE Distribution, MSGE acquired the traditional live entertainment business previously owned and operated by the Company through its Entertainment segment (excluding Sphere). In connection with the MSGE Distribution, the Company changed its name to Sphere Entertainment Co.
PROXY STATEMENT MATERIALS

These proxy materials are provided in connection with the solicitation of proxies by our Board for the annual meeting, which will be conducted via live webcast on Monday, December 9, 2024 at 10:00 a.m. Eastern Time. You can attend the annual meeting via the internet by visiting www.virtualshareholdermeeting.com/SPHR2024.
This proxy statement is first being sent to stockholders on or about October 24, 2024. Unless otherwise indicated, references to “2024,” the “2024 fiscal year” and the “year ended June 30, 2024” refer to the Company’s fiscal year ended on June 30, 2024.

QUESTIONS AND ANSWERS YOU MAY HAVE ABOUT OUR ANNUAL MEETING AND VOTING

When and where is the annual meeting being held?
The annual meeting will be held at 10:00 a.m. Eastern Time on Monday, December 9, 2024. Our annual meeting will be a virtual meeting of stockholders, which will be conducted exclusively by webcast. For more information on how to attend the annual meeting, please see the question titled “How do I attend, vote and ask questions during the annual meeting?” below.
Who may vote during the annual meeting?
Holders of our Class A common stock, par value $0.01 per share (“Class A Common Stock”), and holders of our Class B common stock, par value $0.01 per share (“Class B Common Stock,” together with Class A Common Stock, collectively, “Company Stock”), as recorded in our stock register at the close of business on October 15, 2024, may vote during the annual meeting. On October 15, 2024, there were 28,926,507 shares of Class A Common Stock and 6,866,754 shares of Class B Common Stock outstanding. Each share of Class A Common Stock has one vote per share and holders will be voting for the election of four candidates to the Board. Each share of Class B Common Stock has ten votes per share and holders will be voting for the election of twelve candidates to the Board. As a result of their ownership of all of the shares of Class B Common Stock, certain members of the Dolan family, including certain trusts for the benefit of members of the Dolan family (collectively, the “Dolan Family Group”) have the power to elect all of the directors to be elected by the holders of our Class B Common Stock, and to approve Proposals 2 (appointment of the Company’s independent registered public accounting firm), 3 (approval of the Company’s 2020 Employee Stock Plan, as amended), and 4 (advisory vote on the compensation of our named executive officers), regardless of how other shares are voted.
Why did I receive a Notice of Annual Meeting and Internet Availability of Proxy Materials instead of a full set of proxy materials?
Pursuant to rules adopted by the U.S. Securities and Exchange Commission (the “SEC”), the Company has elected to provide access to its proxy materials by Internet. Accordingly, the Company has sent a Notice of Annual Meeting and Internet Availability of Proxy Materials to our stockholders. All stockholders have the ability to access the proxy materials on the website referred to in the Notice of Annual Meeting and Internet Availability of Proxy Materials or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials by Internet or to request a printed copy may be found in the Notice of Annual Meeting and Internet Availability of Proxy Materials. In addition, our stockholders may request to receive proxy materials in printed form by mail or electronically. If you previously chose to receive proxy materials electronically, you will continue to receive access to these materials via email unless you otherwise elect. The Company encourages our stockholders who have not already done so to take advantage of the availability of the proxy materials on the Internet to help reduce the cost and the environmental impact of the annual meeting.
What is the difference between a stockholder of record and a beneficial owner of shares held in street name?
Stockholder of Record. If your shares are registered directly in your name with the Company’s transfer agent, EQ Shareowner Services, you are considered a stockholder of record with respect to those shares, and the Notice of Annual Meeting and Internet Availability of Proxy Materials was sent directly to you by the Company. If you request printed copies of the proxy materials by mail, you will also receive a proxy card.
Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer or other similar organization, then you are a beneficial owner of shares held in “street name,” and the Notice of Annual Meeting and Internet Availability of Proxy Materials was forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to instruct that organization how to vote the shares held in your account. If you requested printed copies of the proxy materials by mail, you will receive a voting instruction form from that organization.
What votes need to be present to hold the annual meeting?
In order to carry on the business of the annual meeting, we need a majority of the votes represented by the outstanding shares eligible to vote on the record date, October 15, 2024, to be present, either by participating in the annual meeting or by proxy. This is known as a “quorum.” If voting on a particular action is by class, a majority of the votes represented by the outstanding shares of such class constitutes a quorum for such action. Abstentions and broker non-votes (described below) are considered present for purposes of determining a quorum.
How do I vote?
You may vote in advance of the annual meeting by telephone, Internet or mail by following the instructions provided on the Notice of Annual Meeting and Internet Availability of Proxy Materials. If you choose to vote by mail, please sign, date and return the proxy card in the postage-paid envelope provided. You may also vote during the annual meeting. For more information on how to vote during the meeting, please see the question titled “How do I attend, vote and ask questions during the annual meeting?” below. Even if you plan to participate in the annual meeting, the Board strongly recommends that you submit a proxy to vote your shares in advance so that your vote will be counted if you later decide not to participate in the annual meeting.
Can my broker vote my shares without instructions from me?
If you are a beneficial owner whose shares are held of record by a brokerage firm, bank, broker-dealer or other similar organization, you must instruct them how to vote your shares. Please use the voting instruction form provided to you by your brokerage firm, bank, broker-dealer or other similar organization to direct them how to vote your shares. If you do not provide voting instructions, your shares will not be voted on the election of directors or any other proposal on which the brokerage firm, bank, broker-dealer or other similar organization does not have discretionary authority to vote. This is called a “broker non-vote.” In these cases, the brokerage firm, bank, broker-dealer or other similar organization can register your shares as being present at the annual meeting for purposes of determining the presence of a quorum but will not be able to vote on those matters for which specific authorization is required under applicable rules.
If you are a beneficial owner whose shares are held of record by a brokerage firm, bank, broker-dealer or other similar organization, your brokerage firm, bank, broker-dealer or other similar organization has discretionary voting authority under applicable rules to vote your shares on the ratification of the appointment of the Company’s independent registered public accounting firm (Proposal 2), even if the brokerage firm, bank, broker-dealer or other similar organization does not receive voting instructions from you. However, your brokerage firm, bank, broker-dealer or other similar organization does not have discretionary authority to vote on the (i) election of directors (Proposal 1), (ii) approval of the Company’s 2020 Employee Stock Plan, as amended (Proposal 3), or (iii) advisory vote with respect to the compensation of our NEOs (Proposal 4) without instructions from you, in which case a broker non-vote will occur and your shares will not be voted on these matters.
What is the voting requirement to approve each of the proposals?
Election of directors by the holders of our Class A Common Stock requires the affirmative vote of the plurality of votes cast by holders of our Class A Common Stock. Election of directors by the holders of our Class B Common Stock requires the affirmative vote of the plurality of votes cast by holders of our Class B Common Stock. The (i) ratification of the appointment of the Company’s independent registered public accounting firm (Proposal 2), (ii) approval of the Company’s 2020 Employee Stock Plan, as amended (Proposal 3), and (iii) approval of the advisory vote with respect to the compensation of our NEOs (Proposal 4) require the favorable vote of a majority of the votes cast by the holders of our Class A Common Stock and the holders of our Class B Common Stock, voting together as a single class. Neither abstentions nor broker non-votes will affect the outcome of any of the proposals because abstentions and broker non-votes are not considered votes cast. As a result of their ownership of all of the shares of our Class B Common Stock, the Dolan Family Group has the power to elect all of the directors to be elected by the holders of our Class B Common Stock and to approve (i) the ratification of the appointment of the Company’s independent registered public accounting firm (Proposal 2), (ii) the Company’s 2020 Employee Stock Plan, as amended (Proposal 3), and (iii) the advisory vote with respect to the compensation of our NEOs (Proposal 4), regardless of how other shares are voted. Proposal 4 is an advisory vote only and is not binding on the Company.
Can I change my vote after I have voted?
Yes. If you are a stockholder of record, you may revoke your proxy and change your vote at any time before the final vote during the annual meeting. You may change your vote prior to the annual meeting by:
•re-voting your shares by Internet or by telephone by following the instructions on the Notice of Annual Meeting and Internet Availability of Proxy Materials or proxy card (only your latest Internet or telephone proxy submitted prior to the annual meeting will be counted);
•signing and returning a valid proxy card or voting instruction form with a later date;
•delivering a written notice of revocation to the Company’s Secretary at Two Pennsylvania Plaza, New York, NY 10121; or
•attending the annual meeting and re-voting your shares electronically during the annual meeting by clicking “Vote Here” on the meeting website (but your attendance at the annual meeting will not automatically revoke your proxy unless you validly vote again at the annual meeting).
If your shares are held of record by a brokerage firm, bank, broker-dealer or other similar organization, you should follow the instructions they provide in order to change your vote.
How will my shares be voted at the annual meeting if I submit a proxy card?
The proxy materials, including the proxy card, are being solicited on behalf of the Board. The Company representatives appointed by the Board (the persons named on the proxy card, or, if applicable, their substitutes) will vote your shares as you instruct. If you sign your proxy card and return it without indicating how you would like to vote your shares, your shares will be voted as the Board recommends, which is:
•FOR the election of each of the Director nominees named in this proxy statement to be elected by holders of the relevant class of Company common stock (Proposal 1);
•FOR the ratification of the appointment of our independent registered public accounting firm (Proposal 2);
•FOR the approval of the Company’s 2020 Employee Stock Plan, as amended (Proposal 3); and
•FOR the approval, on an advisory basis, of the compensation of our NEOs (Proposal 4).
Who participates in and pays for this solicitation?
The Company will bear the expense of preparing, printing and mailing this proxy statement and the accompanying materials. Solicitation of individual stockholders may be made by mail, personal interviews, telephone, facsimile, electronic delivery or other telecommunications by our executive officers and regular employees who will receive no additional compensation for such activities.
We have retained D.F. King & Co., Inc. to assist with the solicitation of proxies for a fee estimated not to exceed $25,000, plus reimbursement for out-of-pocket expenses. In addition, we will reimburse brokers and other nominees for their expenses in forwarding solicitation material to beneficial owners.
How do I attend, vote and ask questions during the annual meeting?
In order to attend and participate in the annual meeting, you must register in advance at www.proxyvote.com by 5:00 p.m. Eastern Time on December 4, 2024. The annual meeting will be a virtual meeting of stockholders conducted via live webcast. To be admitted to the annual meeting, you must have been a stockholder of record at the close of business on the record date of October 15, 2024 or be the legal proxy holder or qualified representative of such stockholder. The virtual meeting will afford stockholders the same rights as if the meeting were held in person, including the ability to vote shares electronically during the meeting and ask questions in accordance with the rules of conduct for the meeting, which will be posted to our investor relations website, https://investor.sphereentertainmentco.com, and will be available on www.virtualshareholdermeeting.com/SPHR2024 during the annual meeting.
Attending the Annual Meeting. To attend the annual meeting, you must first register at www.proxyvote.com by the deadline of 5:00 p.m. Eastern Time on December 4, 2024. On the day of the meeting, the annual meeting can be accessed by visiting www.virtualshareholdermeeting.com/SPHR2024. To register for and participate in the annual meeting, you will need the 16-digit control number included on your Notice of Internet Availability of Proxy Materials or your proxy card (if you received a printed copy of the proxy materials).
Legal Proxy. Stockholders must provide advance written notice to the Company if they intend to have a legal proxy (other than the persons appointed as proxies on the Company’s proxy card) or a qualified representative attend the annual meeting on their behalf. The notice must include the name and address of the legal proxy or qualified representative and must be received by 5:00 p.m. Eastern Time on November 29, 2024. For further details, see “Other Matters — Advance Notice of Proxy Holders and Qualified Representatives.”
Voting During the Annual Meeting. If you have not voted your shares prior to the annual meeting, or you wish to change your vote, you will be able to vote or re-vote your shares electronically during the annual meeting by clicking “Vote Here” on the meeting website. Whether or not you plan to attend the meeting, you are encouraged to vote your shares prior to the meeting by one of the methods described in the proxy materials you previously received. You will not be able to vote during the annual meeting unless you register in advance prior to the deadline.
Asking Questions. If you wish to submit a question, you may do so live during the meeting by accessing the meeting at www.virtualshareholdermeeting.com/SPHR2024.
Only questions pertinent to meeting matters will be answered during the meeting, subject to time constraints. If any questions pertinent to meeting matters cannot be answered during the meeting due to time constraints, we will post and answer a representative set of these questions online at https://investor.sphereentertainmentco.com. The questions and answers will be available as soon as reasonably practicable after the meeting and will remain available until one week after posting. You will not be able to ask questions during the annual meeting unless you register in advance prior to the deadline.
Help with Technical Difficulties. If you have any technical difficulties accessing the annual meeting on the meeting date, please call the phone numbers displayed on the annual meeting website, www.virtualshareholdermeeting.com/SPHR2024. If there are any technical issues in convening or hosting the meeting, we will promptly post information to our investor relations website, https://investor.sphereentertainmentco.com, including information on when the meeting will be reconvened.
For a period of at least 10 days prior to the annual meeting, a complete list of stockholders entitled to vote during the annual meeting will be open to the examination of any stockholder during ordinary business hours at our corporate headquarters located at Two Pennsylvania Plaza, New York, NY 10121, or through an alternative method publicly disclosed in advance. If you are interested in viewing the list, please send an email to investor@thesphere.com one business day in advance to schedule your visit.
What is “householding” and how does it affect me?
Stockholders of record who have the same address and last name and do not participate in electronic delivery of proxy materials may receive only one copy of this Notice of Annual Meeting and Proxy Statement and Annual Report on Form 10-K for the fiscal year ended June 30, 2024 (the “2024 Form 10-K”) unless we are notified that one or more of these stockholders wishes to receive individual copies. This “householding” procedure will reduce our printing costs and postage fees as well as the environmental impact of the annual meeting.
Stockholders who participate in householding will continue to receive separate proxy cards.
If you participate in householding and wish to receive a separate copy of this Notice of Annual Meeting and Proxy Statement and any accompanying documents, or if you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please contact Broadridge Householding Department, by calling their toll-free number, 1-866-540-7095, or by writing to: Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717. You will be removed from the householding program within 30 days of receipt of your instructions, at which time you will then be sent separate copies of the documents.
If you are a beneficial owner, you can request information about householding from your broker, bank or other holder of record.
How can I get electronic access to the proxy materials?
This Notice of Annual Meeting and Proxy Statement, the proxy card and the 2024 Form 10-K are available at www.proxyvote.com.
In accordance with the SEC rules, we are using the Internet as our primary means of furnishing proxy materials to our stockholders. Consequently, most of our stockholders will not receive paper copies of our proxy materials. Instead, we are sending these stockholders a Notice of Annual Meeting and Internet Availability of Proxy Materials with instructions for accessing the proxy materials, including our proxy statement and the 2024 Form 10-K, and voting by Internet. This makes the proxy distribution process more efficient and less costly and helps conserve natural resources. The Notice of Annual Meeting and Internet Availability of Proxy Materials also provides information on how our stockholders may obtain paper copies of our proxy materials if they so choose. If you previously elected to receive proxy materials electronically, these materials will continue to be sent via email unless you change your election.

If you receive paper copies of our proxy materials and would like to sign up for electronic delivery via email or the Internet, please follow the instructions to vote by Internet at www.proxyvote.com and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

BOARD AND GOVERNANCE PRACTICES
CORPORATE GOVERNANCE PRACTICES

Our Board has adopted the Governance Guidelines and other practices to promote the functioning of the Board and its committees to serve the best interests of all our stockholders. The Governance Guidelines and our other governance documents provide a framework for our governance practices, including:
✓Annual election of directors, with all directors elected to one-year terms
✓Board composition to include a broad range of skills, experience, industry knowledge, diversity of opinion and contacts relevant to the Company’s business, which serves the interests of all stockholders
✓Board self-assessments conducted at least annually to assess the mix of skills and experience that directors bring to the Board to facilitate an effective oversight function
✓Robust director nomination criteria to ensure a diversity of viewpoints, background and expertise in the boardroom
✓Regular executive sessions of independent directors
✓Independent Board committees, with each of the Audit Committee and the Compensation Committee comprised 100% of independent directors
✓Restricted stock units subject to holding requirement through the end of service on the Board
Our Corporate Governance Guidelines set forth our practices and policies with respect to Board composition and selection, Board meetings, executive sessions of the Board, Board committees, the expectations we have of our directors, selection of the Executive Chairman and the Chief Executive Officer, management succession, Board and executive compensation, and Board self-assessment requirements. The full text of our Corporate Governance Guidelines may be viewed at our corporate website at www.sphereentertainmentco.com under Investors — Governance — Corporate Governance. A copy may be obtained by writing to Sphere Entertainment Co., Two Pennsylvania Plaza, New York, NY 10121; Attention: Corporate Secretary.
STOCKHOLDER ENGAGEMENT

Fostering long-term relationships with our stockholders is a priority for the Company. Engagement helps us gain insight into the issues most important to our stockholders, informing Board discussions and allowing us to consider investors’ views on a range of topics including corporate governance and executive compensation matters.
We regularly engage with stockholders, and during the 2024 fiscal year management of the Company engaged with holders of over three-fourths of our Class A Common Stock to discuss our Board, governance and/or executive compensation practices, with the specific goal of seeking stockholder feedback. We greatly value the views of our stockholders, and we look forward to continuing this dialogue as part of our efforts to continuously align with stockholders’ interests.

BOARD LEADERSHIP STRUCTURE

Our Board has the flexibility to determine whether the roles of Executive Chairman and Chief Executive Officer should be separated or combined. The Board makes this decision based on its evaluation of the circumstances and the Company’s specific needs. The Board believes combining these roles is the optimal leadership structure for the Company at this time because of Mr. Dolan’s experience with the
Company’s business and industry, as well as his ability to most effectively identify strategic priorities of the Company and ensure execution of the Company’s strategy. The Board does not designate a lead independent director and believes it is appropriate not to have one because of the Company’s stockholder voting structure.
BOARD SELF-ASSESSMENT

The Board conducts an annual self-assessment to determine whether the Board and its committees are functioning effectively. Among other things, the Board’s self-assessment seeks input from the directors on whether they have the tools and access necessary to perform their oversight function as well as suggestions for improvement of the Board’s functioning. In addition, our Audit Committee and Compensation Committee each conducts its own annual self-assessment, which includes an assessment of the adequacy of their performance as compared to their respective charters.
EXECUTIVE SESSIONS OF NON-MANAGEMENT AND INDEPENDENT BOARD MEMBERS

Under our Governance Guidelines, either our directors who are not also executive officers of our Company (the “non-management directors”) or our directors who are independent under the NYSE rules are required to meet regularly in executive sessions with no members of management present. If non-management directors who are not independent participate in these executive sessions, the independent directors under the NYSE rules are required to meet separately in executive sessions at least once each year. The non-management or independent directors may specify the procedure to designate the director who may preside at any such executive session.
RISK OVERSIGHT

Our Board believes that risk oversight is an important Board responsibility. The Board has delegated risk oversight to the Audit Committee, including venue security and oversight over cybersecurity risks. The Audit Committee discusses guidelines and policies governing the process by which the Company’s management assesses and manages the Company’s exposure to risk, and discusses the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures. The Audit Committee also receives periodic updates from subject matter experts regarding specific risks, such as venue security and cybersecurity.
The Compensation Committee considers the Company’s exposure to risk in establishing and implementing our executive compensation program. The Compensation Committee, with the assistance of its independent compensation consultant, reviewed the level of risk incentivized by the Company’s executive compensation program as well as incentive programs below the executive officer level. Based on this assessment and the executive compensation program’s mix of fixed and variable compensation, emphasis on long-term performance, maximum performance levels under the annual and long-term incentive awards, the program’s close connection to Company-wide and divisional performance and its equity-based component with three-year vesting designed to align the executive officers’ compensation with the Company’s long-term strategy and growth, the Compensation Committee determined that our executive compensation program does not create incentives for excessive risk-taking that are reasonably likely to have a material adverse effect on the Company.

COMMUNICATING WITH OUR DIRECTORS

Our Board has adopted policies designed to allow our stockholders and other interested parties to communicate with our directors. Any interested party who wishes to communicate with the Board or any director or the non-management directors as a group should send communications in writing to the Chairman of the Audit Committee, Sphere Entertainment Co., Two Pennsylvania Plaza, New York, NY 10121. Any person, whether or not an employee, who has a concern with respect to our accounting, internal accounting controls, auditing issues or other matters, may, in a confidential or anonymous manner, communicate those concerns to our Audit Committee by contacting the SPHR Integrity Hotline, which is operated by a third-party service provider, at 1-844-761-0392 or www.msg.ethicspoint.com.
CODE OF CONDUCT AND ETHICS

Our Board has adopted a Code of Conduct and Ethics for our directors, officers and employees. A portion of this Code of Conduct and Ethics also serves as a code of conduct and ethics for our senior financial officers, including our principal accounting officer and controller. Among other things, our Code of Conduct and Ethics covers conflicts of interest, disclosure responsibilities, legal compliance, reporting and compliance with the Code of Conduct and Ethics, confidentiality, corporate opportunities, fair dealing, protection and proper use of Company assets and equal employment opportunity and harassment. The full text of the Code of Conduct and Ethics is available on our website at www.sphereentertainmentco.com under Investors — Governance — Corporate Governance. In addition, a copy may be obtained by writing to Sphere Entertainment Co., Two Pennsylvania Plaza, New York, NY 10121; Attention: Corporate Secretary. Within the time period required by the SEC, we will post on our website any amendment to the Code of Conduct and Ethics and any waiver applicable to any executive officer, director or senior financial officer.
DIRECTOR INDEPENDENCE

As a “controlled company” we are not subject to the corporate governance rules of the NYSE requiring: (i) a majority of independent directors on our Board, (ii) an independent corporate governance and nominating committee, and (iii) an independent compensation committee. On account of this, and based on our ownership and voting structure, we do not have a majority of independent directors on our Board and we have not created a corporate governance and nominating committee; however, we have elected to comply with the NYSE requirement for an independent compensation committee.
Under the terms of our Certificate of Incorporation, the holders of our Class B Common Stock have the right to elect up to 75% of the members of our Board and there is no requirement that any of those directors be independent or be chosen independently.
Despite the fact that our Board does not have a majority of independent directors, we value independent oversight and perspectives in our boardroom. That independent input is fostered by our Certificate of Incorporation, which gives our Class A stockholders the right to elect at least 25% of our Board, as well as by the presence on our Board of a director elected by our Class B stockholders who meets the NYSE standards of independence. Assuming all of the director nominees are elected at the annual meeting, our actual Class A director representation will be 25% of the Board, meeting the percentage required by our Certificate of Incorporation, and independent director representation will be approximately 31%. Our Board believes that the Company and its stockholders will benefit from the continuity of the current independent directors and their collective deep business expertise. We welcome their combined insights as we continue to pursue our strategies to create long-term stockholder value.
Our Board has determined that each of the following non-management directors is “independent” within the meaning of the rules of the NYSE and the SEC: Joseph J. Lhota, Joel M. Litvin, John L. Sykes, Vincent Tese and Carl E. Vogel. In reaching its determination, the Board considered the following:
•Mr. Lhota served as a director of MSGN (a company that was also controlled by the Dolan family) from 2016 until the Networks Merger in

July 2021, and previously served as an Executive Vice President of MSGN from 2010 to 2011 and Executive Vice President of Cablevision from 2002 to 2010. In addition, Mr. Lhota served as a director of MSGS (formerly The Madison Square Garden Company) from 2017 until the 2020 Distribution Date. The Board determined that these relationships are not material and that Mr. Lhota is independent within the meaning of the rules of the NYSE and the SEC.
•Mr. Litvin served as a director of MSGN from 2015 until the Networks Merger in July 2021. The Board has determined that this relationship is not material and that Mr. Litvin is independent within the meaning of the rules of the NYSE and the SEC.
•Mr. Sykes served as a director of MSGN from 2015 until the Networks Merger in July 2021. In addition, Mr. Sykes is a non-executive officer of iHeart Media, Inc., which has entered into routine commercial transactions with the Company in connection with hosting events at the Company’s historical venues. The Board has determined that these relationships are not material and that Mr. Sykes is independent within the meaning of the rules of the NYSE and the SEC.
•Mr. Tese served as a director of MSGN from 2010 to 2015. In addition, Mr. Tese has served as a director of MSGS since 2015 and AMC Networks Inc. (“AMC Networks”) (a company that is also controlled by the Dolan family) since 2016. His brother was employed by Sphere Entertainment Group, LLC (formerly MSG Entertainment Group, LLC), a subsidiary of the Company, in a non-executive officer position from September 2015 until August 2020. Mr. Tese’s brother was re-hired in December 2021 in a non-executive officer position and his employment was transferred to a subsidiary of MSGE in connection with the MSGE Distribution. Mr. Tese’s brother was also employed by a subsidiary of MSGN in a non-executive officer position from 2005 until September 2015. The Board determined that these relationships are not material and Mr. Tese is independent within the meaning of the rules of the NYSE and the SEC.
•Mr. Vogel has served as a director of AMC Networks since June 2013. The Board determined that this relationship is not material and Mr. Vogel is independent within the meaning of the rules of the NYSE and the SEC.
DIRECTOR NOMINATIONS

As permitted under the NYSE rules, we do not have a nominating committee and believe it is appropriate not to have one because of our stockholder voting structure. The Board has nonetheless established a nomination mechanism in our Corporate Governance Guidelines for the selection of nominees for election as directors by the holders of our Class A Common Stock (“Class A Directors”) and by the holders of our Class B Common Stock (“Class B Directors”), as follows:
•Nominees for election as Class A Directors are recommended to the Board by a majority of the independent Class A Directors then in office.
•Nominees for election as Class B Directors are recommended to our Board by a majority of the Class B Directors then in office.
Our Certificate of Incorporation provides holders of the Company’s Class B Common Stock the right to elect up to 75% of the members of our Board and holders of our Class A Common Stock the right to elect at least 25% of the members of our Board.
DIRECTOR SELECTION

Our Board believes that each director nominee should be evaluated based on the skills needed on the Board and his or her individual merits, taking into account, among other matters, the factors set forth in our Corporate Governance Guidelines under “Board
Composition” and “Selection of Directors.” Those factors include:
•The desire to have a Board that encompasses a broad range of skills, expertise, industry knowledge, diversity of viewpoints, opinions, background and experience and contacts relevant to our business;

•Personal qualities and characteristics, accomplishments and reputation in the business community;
•Ability and willingness to commit adequate time to Board and committee matters; and
•The fit of the individual’s skill and personality with those of other directors and potential directors in building a Board that is effective, collegial and responsive to the needs of our Company.
The Class A Directors evaluate and recommend Class A Director candidates to the Board for nomination as Class A Directors and suggest individuals for the Board to explore in more depth. The Class A Directors also consider Class A Director nominees recommended by our stockholders. Nominees recommended by our stockholders are given consideration in the same manner as other nominees. Stockholders who wish to nominate directors for election at our annual meeting may do so by submitting in writing such nominees’ names, in compliance with the procedures and along with other information required by the Company’s Amended By-laws. See “Other Matters — Stockholder Proposals for 2025 Annual Meeting.”
The Class B Directors will consult from time to time with one or more of the holders of our Class B Common Stock to ensure that all Class B Director nominees recommended to the Board are individuals who will make a meaningful contribution as Board members and will be individuals likely to receive the approving vote of the holders of a majority of the outstanding Class B Common Stock. The Class B Directors do not intend to consider unsolicited suggestions of nominees by holders of our Class A Common Stock. We believe that this is appropriate in light of the voting provisions of our Certificate of Incorporation which provide the holders of our Class B Common Stock the exclusive right to elect our Class B Directors.
BOARD MEETINGS

The Board met six times during the fiscal year ended June 30, 2024. All of the directors who were on the Board during the 2024 fiscal year attended at least 75% of the meetings of the Board and the committees of the Board on which he or she served during the 2024 fiscal year.
We encourage our directors to attend annual meetings of our stockholders and believe that attendance at annual meetings is equally as important as attendance at Board and committee meetings. 14 of the directors who were then on the Board attended the 2023 annual stockholders’ meeting.
COMMITTEES

Our Board has two standing committees comprised solely of independent directors: the Audit Committee and the Compensation Committee.
Audit Committee
•Members: Messrs. Lhota (Chair), Tese and Vogel
•Meetings during fiscal year ended June 30, 2024: Seven
The primary purposes and responsibilities of our Audit Committee are to:
•assist the Board in (i) its oversight of the integrity of our financial statements, (ii) its oversight of our compliance with legal and regulatory requirements, (iii) assessing our independent registered public accounting firm’s qualifications and independence, and (iv) assessing the performance of our internal audit function and independent registered public accounting firm;
•appoint, compensate, retain, oversee and terminate the Company’s independent registered public accounting firm and pre-approve, or adopt appropriate procedures to pre-approve, all audit and non-audit services, if any, to be provided by the independent registered public accounting firm;
•review the appointment and replacement of the head of our Internal Audit Department and to review and coordinate the agenda, scope, priorities, plan and authority of the Internal Audit Department;
•establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and for the confidential, anonymous submission by Company employees or any provider of accounting-related services of concerns regarding questionable accounting and auditing matters and review of submissions and treatment of any such complaints;
•review and approve related party transactions that are required to be disclosed under SEC rules or that require such approval under the Company’s Related Party Transaction Approval Policy (if the Audit Committee is then serving as the Independent Committee under such policy);
•conduct and review with the Board an annual self-assessment of the Audit Committee;
•prepare any report of the Audit Committee required by the rules and regulations of the SEC for inclusion in our annual proxy statement;
•review and reassess the Audit Committee charter at least annually;
•report to the Board on a regular basis; and
•oversee corporate risks, including cybersecurity and venue security, and provide periodic updates to the Board on such oversight activities.
Our Board has determined that each member of our Audit Committee is “independent” within the meaning of the rules of both the NYSE and the SEC, and that each has not participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years and is able to read and understand fundamental financial statements, including balance sheets, income statements and cash flow statements. Our Board has also determined that each of Messrs. Lhota, Tese and Vogel is an “audit committee financial expert” within the meaning of the rules of the SEC.
Our Board has established a procedure whereby complaints or concerns with respect to accounting, internal controls, auditing and other matters may be submitted to the Audit Committee. This procedure is described under “Board and Governance Practices — Communicating with Our Directors.”
The text of our Audit Committee charter is available on our website at www.sphereentertainmentco.com under Investors — Governance — Corporate Governance. A copy may be obtained by writing to Sphere Entertainment Co., Corporate Secretary, Two Pennsylvania Plaza, New York, NY 10121.
Compensation Committee
•Members: Messrs. Lhota, Sykes (Chair) and Vogel
•Meetings during fiscal year ended June 30, 2024: 23
The primary purposes and responsibilities of our Compensation Committee are to:
•establish our general compensation philosophy and, in consultation with management, oversee the development and implementation of compensation programs;
•review and approve corporate goals and objectives relevant to the compensation of our Chief Executive Officer and our other executive officers who are required to file reports with the SEC under Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (together with the Chief Executive Officer, the “Senior Employees”), evaluate the Senior Employees’ performance in light of these goals and objectives and determine and approve their compensation based upon that evaluation;
•approve any new equity compensation plan or material changes to an existing plan;
•oversee the activities of the committee or committees administering our retirement and benefit plans;
•in consultation with management, oversee regulatory compliance with respect to compensation matters, including overseeing the Company’s policies on structuring compensation programs to preserve tax deductibility;
•determine and approve any severance or similar termination payments to be made to Senior Employees (current or former);
•determine the components and amount of Board compensation and review such determinations from time to time in relation to other similarly situated companies;
•prepare any reports of the Compensation Committee to be included in the Company’s annual proxy statement in accordance with the applicable rules and regulations of the SEC;
•conduct and review with the Board an annual self-assessment of the Compensation Committee; and

•report to the Board on a regular basis, but not less than annually.
The Compensation Committee reviews the performance of the Senior Employees, evaluates their performance in light of those goals and objectives and, either as a committee or together with any other independent directors (as directed by the Board), determines and approves the Senior Employees’ compensation level based on this evaluation. In determining the long-term incentive component of our Chief Executive Officer’s compensation, the Compensation Committee considers, among other factors, the Company’s performance and relative stockholder return, broad market survey data on the value of similar incentive awards to Chief Executive Officers at other companies (including industry-specific data from media and entertainment businesses and additional market data for companies in the broad market) and the awards given to the Executive Chairman and Chief Executive Officer in past years.
As discussed above, our Board has determined that each member of our Compensation Committee is “independent” under the rules of the NYSE.
The Compensation Committee may, in its discretion, delegate a portion of its duties and responsibilities to one or more subcommittees of the Compensation Committee. For example, the Compensation Committee may delegate the approval of certain transactions to a subcommittee consisting solely of members of the Compensation Committee who are “non-employee directors” for the purposes of Rule 16b-3 of the Exchange Act. The Compensation Committee may also engage outside consultants to assist in the performance of its duties and responsibilities. The text of our Compensation Committee charter is available on our website at www.sphereentertainmentco.com under Investors — Governance — Corporate Governance. A copy may be obtained by writing to Sphere Entertainment Corp., Corporate Secretary, Two Pennsylvania Plaza, New York, NY 10121.
Compensation Committee Interlocks and Insider Participation
Messrs. Joseph J. Lhota, John L. Sykes and Carl E. Vogel currently serve as members of the Compensation Committee. None of them are current or former executive officers or employees of the Company.
Independent Committees
In addition to standing committees, from time to time our Board appoints or empowers a committee of the Board consisting entirely of independent directors (an “Independent Committee”) to act with respect to specific matters.
The Company has adopted a policy whereby an Independent Committee will review and approve or take such other action as it may deem appropriate with respect to transactions involving the Company and its subsidiaries in which any director, executive officer, greater than 5% stockholder of the Company or any other “related person” (as defined in Item 404 of Regulation S-K adopted by the SEC) has or will have a direct or indirect material interest. This approval requirement covers any transaction that meets the related party disclosure requirements of the SEC as set forth in Item 404, which currently apply to transactions (or any series of similar transactions) in which the amount involved exceeds $120,000.
Our Board has also adopted a special approval policy for transactions with MSGE, MSGS and AMC Networks, and their respective subsidiaries, whether or not such transactions qualify as “related party” transactions described above. Under this policy, an Independent Committee oversees approval of all transactions and arrangements between the Company and its subsidiaries, on the one hand, and each of MSGE and its subsidiaries, MSGS and its subsidiaries and AMC Networks and its subsidiaries, on the other hand, in which the value or expected value of the transaction or arrangement exceeds $1,000,000. In addition, an Independent Committee receives a quarterly update from the Company’s Internal Audit Department of all related party transactions, including transactions and arrangements between the Company and its subsidiaries on the one hand, and each of MSGE and its subsidiaries, MSGS and its subsidiaries and AMC Networks and its subsidiaries, on the other hand, regardless of value. To simplify the administration of the approval process under this policy, the Independent Committee may, where appropriate, establish guidelines for certain of these transactions.
For a further discussion of the scope of these policies, see “Related Party Transaction Approval Policy.”
Other Committee Matters
Our Amended By-laws permit the Board to form an Executive Committee of the Board which would have the power to exercise all of the powers and authority of the Board in the management of the business and affairs of the Company, except as limited by the Delaware General Corporation Law. Our Board has not formed an Executive Committee, although it could do so in the future.

Our Amended By-laws also permit the Board to appoint other committees of the Board from time to time which would have such powers and duties as the Board properly determines.

DIRECTOR COMPENSATION

The following table describes the components of our non-employee directors’ compensation program in effect during the fiscal year ended June 30, 2024:

Compensation Element(1)	Compensation(2)(3)
Annual Cash Retainer	$75,000
Annual Equity Retainer(4)	$160,000
Annual Audit/Compensation Committee Member Fee	$15,000
Annual Audit/Compensation Committee Chair Fee	$25,000
Board and Audit/Compensation Committee Meeting Fees	No meeting fees
_____________________________
(1)A director who is also a Company employee receives no compensation for serving as a director.
(2)From time to time our Compensation Committee and/or our Board may approve additional or alternate compensation arrangements for directors who serve on other committees of the Board, including Independent Committees.
(3)Non-employee directors have the ability to make a non-revocable annual election to defer all cash compensation (annual cash retainer and, if applicable, committee fees) to be earned in the next calendar year into restricted stock units (the “Deferred Compensation Election”). Participating directors could make their elections in calendar year 2023 with respect to the Deferred Compensation Election for cash payments to be received in calendar year 2024. No directors made the Deferred Compensation Election to receive restricted stock units in lieu of cash payments for the calendar year 2024. Grants of restricted stock units in lieu of cash compensation would have been determined by dividing the value of the applicable director’s total annual cash compensation by the 20-trading day average closing market price on the day prior to the grant date (February 15 or the next succeeding business day). Restricted stock units are fully vested on the date of grant but remain subject to a holding requirement until the first business day following 90 days after the director incurs a separation from service (other than in the event of a director’s death, in which case they are settled as soon as practicable), at which time they are settled in stock or, at the Compensation Committee’s election, in cash. Such equity grants are made pursuant to the Company’s 2020 Stock Plan for Non-Employee Directors, as amended (the “Director Stock Plan”).
(4)Each director receives an annual grant of restricted stock units determined by dividing the value of the annual equity retainer by the 20-trading day average closing market price on the day prior to the grant date (typically the annual meeting). Restricted stock units are fully vested on the date of grant but remain subject to a holding requirement until the first business day following 90 days after the director incurs a separation from service (other than in the event of a director’s death, in which case they are settled as soon as practicable), at which time they are settled in stock or, at the Compensation Committee’s election, in cash. Such compensation is made pursuant to the Director Stock Plan.
In order for our directors to develop an intimate familiarity with the different types of events presented at Sphere, the services and support offered to patrons at our events and the characteristics and features of Sphere, the Company makes available to each of our non-employee directors without charge up to two tickets per event for up to eight events per calendar year, subject to availability. Director attendance at such events is integrally and directly related to the performance of their duties and, as such, we do not deem the receipt of such tickets to be perquisites. These ticket limitations do not apply to special events to which non-employee directors and their guests may have been specifically invited from time to time in their capacity as non-employee directors of the Company (e.g., charity events, premieres, etc.). In addition, non-employee directors have access at no cost to events at MSGE venues, and additional events at Company venues, which are deemed to be perquisites, and are able to purchase tickets to events at Company and MSGE venues at face value, subject to availability. Tickets provided to non-employee directors are not available for resale.
Director Compensation Table
The table below summarizes the total compensation paid to or earned by each person who served as a non-employee director during the fiscal year ended June 30, 2024. Directors who are employees of the Company receive no compensation for service as directors and are therefore not identified in the table below.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)(3)	Total ($)(4)
Charles F. Dolan	75,000	152,196	227,196
Charles P. Dolan	75,000	152,196	227,196
Kristin A. Dolan	75,000	152,196	227,196
Marianne Dolan Weber	75,000	152,196	227,196
Paul J. Dolan	75,000	152,196	227,196
Quentin F. Dolan	75,000	152,196	227,196
Thomas C. Dolan	75,000	152,196	227,196
Joseph J. Lhota	70,000	152,196	222,196
Joel M. Litvin	75,000	152,196	227,196
Brian G. Sweeney	75,000	152,196	227,196
John L. Sykes	100,000	152,196	252,196
Vincent Tese	90,000	152,196	242,196
Isiah L. Thomas III	75,000	152,196	227,196
Carl E. Vogel	105,000	152,196	257,196
_______________
(1)These amounts represent Board retainer and meeting fees earned during the fiscal year ended June 30, 2024. The amounts reported do not include any reasonable out-of-pocket expenses incurred while attending meetings for which the Company reimburses each non-employee director.
(2)This column reflects the grant date fair market value of 4,660 restricted stock units granted on December 8, 2023, to each non-employee director. Such grant date fair market value was calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“Topic 718”). The assumptions used by the Company in calculating these amounts are set forth in Note 15 to our financial statements included in our 2024 Form 10-K. The values reflected in this column differ from the value set forth in our directors’ compensation program because the value calculated under Topic 718 differs from the 20-trading day average used to determine the number of units granted to directors.
(3)For each current non-employee director, the aggregate number of restricted stock units held as of June 30, 2024 is as follows: Charles F. Dolan, 22,433 units; Charles P. Dolan, 12,801 units; Kristin A. Dolan, 16,861 units; Marianne Dolan Weber, 12,801 units; Paul J. Dolan, 19,409 units; Quentin F. Dolan, 12,801 units; Thomas C. Dolan, 22,433 units; Joseph J. Lhota, 21,296 units; Joel M. Litvin, 17,730 units; Brian G. Sweeney, 22,433 units; John L. Sykes, 19,566 units; Vincent Tese, 12,801 units; Isiah L. Thomas, 12,801 units; and Carl E. Vogel, 8,732 units.
(4)The value of tickets provided to non-employee directors as perquisites is not included in the table as permitted by SEC rules because the aggregate amount of perquisites did not exceed $10,000 for any director.

PROPOSAL 1 — ELECTION OF DIRECTORS
Our Board has nominated 16 candidates for election to the Board at the annual meeting.
Of the 16 director nominees, four are to be elected by the holders of our Class A Common Stock and twelve are to be elected by the holders of our Class B Common Stock. All 16 nominees have been nominated for a term to expire at the 2025 annual meeting and until their successors have been elected and qualified.
The Company representatives appointed by the Board (the persons named on the proxy card, or, if applicable, their substitutes) will vote your shares as you instruct. If you sign your proxy card and return it without indicating how you would like to vote your shares, your shares will be voted to elect each of the director nominees below, as applicable, based on whether you are a holder of our Class A Common Stock or our Class B Common Stock. Information on each of our nominees is given below.
Each director nominee listed below has consented to being named in this proxy statement and has agreed to serve if elected. However, if a nominee for election as a director by the holders of our Class A Common Stock becomes unavailable before the election or for good cause will not serve, the persons named on the Class A proxy card would be authorized to vote for a replacement director nominee for election as a director by the holders of our Class A Common Stock if the Board names one. If a nominee for election as a director by the holders of our Class B Common Stock becomes unavailable before the election or for good cause will not serve, the persons named on the Class B proxy card would be authorized to vote for a replacement director nominee for election as a director by the holders of our Class B Common Stock if the Board names one.
The Board unanimously recommends that you vote FOR each of the following candidates:

JAMES L. DOLAN – Age 69
Class B Director since November 21, 2019
Committee Membership: None
Other Public Company Directorships: AMC Networks Inc. (NASDAQ: AMCX), Madison Square Garden Entertainment Corp. (NYSE: MSGE), Madison Square Garden Sports Corp. (NYSE: MSGS)
Career Highlights
Mr. Dolan has served as a director, the Executive Chairman and Chief Executive Officer of the Company since November 2019. Mr. Dolan has also served as a director and the Executive Chairman and Chief Executive Officer of MSGE since December 2022, and as a director and the Executive Chairman of MSGS since 2015 and as its Chief Executive Officer since May 2024. Mr. Dolan has served as Non-Executive Chairman of AMC Networks since February 2023, previously serving in that role from September 2020 to December 2022, and has served as a director since 2011. He served as Interim Executive Chairman of AMC Networks from December 2022 to February 2023. Mr. Dolan was a director and the Executive Chairman of MSGN from 2009 until the Networks Merger in July 2021, the Chief Executive Officer of MSGS from November 2017 to April 2020 and the Chief Executive Officer of Cablevision Systems Corporation (“Cablevision”) from 1995 to 2016. He was President of Cablevision from 1998 to 2014; Chief Executive Officer of Rainbow Media Holdings, Inc., a former programming subsidiary of Cablevision that spun-off in 2011 to become AMC Networks, from 1992 to 1995; and Vice President of Cablevision from 1987 to 1992. In addition, Mr. Dolan previously served as a director of Cablevision from 1991 to 2016. Mr. Dolan is the son of Charles F. Dolan, the spouse of Kristin A. Dolan, the father of Charles P. Dolan, Quentin F. Dolan and Ryan T. Dolan, the brother of Marianne Dolan Weber and Thomas C. Dolan, the brother-in-law of Brian G. Sweeney and the cousin of Paul J. Dolan.
Key Skills & Experience
In light of his experience as Executive Chairman and Chief Executive Officer of the Company, MSGE, and MSGS, as well as experience in various positions with Cablevision, including as its Chief Executive Officer, and in various positions with MSGN and its predecessors since 1999, including as Executive Chairman, as well as the knowledge and experience he has gained about the Company’s businesses and contributions he has made during his tenure as a director of the Company, MSGE, MSGS, MSGN, AMC Networks and Cablevision, our Board has concluded that James L. Dolan should serve as a director of the Company.

CHARLES F. DOLAN – Age 98
Class B Director since April 17, 2020
Committee Membership: None
Other Public Company Directorships: Madison Square Garden Entertainment Corp. (NYSE: MSGE), Madison Square Garden Sports Corp. (NYSE: MSGS)
Career Highlights
Mr. Dolan has served as Chairman Emeritus of AMC Networks since September 2020. He served as Executive Chairman of AMC Networks from 2011 to September 2020 and Chairman of Cablevision from 1985 to 2016. He was Chief Executive Officer of Cablevision from 1985 to 1995. Mr. Dolan founded and acted as the General Partner of Cablevision’s predecessor from 1973 to 1985 and established Manhattan Cable Television in 1961 and Home Box Office in 1971. Mr. Dolan has served as a director of MSGE since April 2023, MSGS since 2015, and previously served as a director of AMC Networks from 2011 to 2024, MSGN from 2009 until the merger with the Company in July 2021 and Cablevision from 1985 to 2016. Charles F. Dolan is the father of James L. Dolan, Marianne Dolan Weber and Thomas C. Dolan, the father-in-law of Kristin A. Dolan and Brian G. Sweeney, the uncle of Paul J. Dolan and the grandfather of Charles P. Dolan, Quentin F. Dolan and Ryan T. Dolan.
Key Skills & Experience
In light of Mr. Dolan’s experience in the cable television and cable programming industries, as well as his experience as founder of Cablevision, his previous service as Chairman and Chief Executive Officer of Cablevision and its predecessors, his previous service as Executive Chairman and his service as Chairman Emeritus of AMC Networks as well as the knowledge and experience he has gained about the Company’s business and contributions he has made during his tenure as a director of the Company, MSGE, MSGS, MSGN, AMC Networks and Cablevision, our Board has concluded that Charles F. Dolan should serve as a director of the Company.

CHARLES P. DOLAN – Age 37
Class B Director since April 17, 2020
Committee Membership: None
Other Public Company Directorships: Madison Square Garden Entertainment Corp. (NYSE: MSGE), Madison Square Garden Sports Corp. (NYSE: MSGS)
Career Highlights
Mr. Dolan has been an employee of Knickerbocker Group LLC since 2010. Mr. Dolan has served as a director of MSGE since April 2023, MSGS since 2015, and previously served as a director of MSGN from 2010 to 2015. He is a graduate of New York University and has significant familiarity with the business of the Company as a member of the third generation of Cablevision’s founding family. Mr. Dolan is the son of James L. Dolan, the stepson of Kristin A. Dolan, the brother of Quentin F. Dolan and Ryan T. Dolan, the grandson of Charles F. Dolan, the nephew of Marianne Dolan Weber, Thomas C. Dolan and Brian G. Sweeney and the cousin of Paul J. Dolan.
Key Skills & Experience
In light of his familiarity with the Company’s business, being a member of the third generation of Cablevision’s founding family, as well as the knowledge and experience he has gained and the contributions he has made during his tenure as a director of the Company, MSGE, MSGS and MSGN, our Board has concluded that Charles P. Dolan should serve as a director of the Company.

KRISTIN A. DOLAN – Age 58
Class B Director since April 17, 2020
Committee Membership: None
Other Public Company Directorships: The Wendy’s Company (NASDAQ: WEN)
Career Highlights
Ms. Dolan has served as the Chief Executive Officer of AMC Networks since February 2023. Prior to that, she founded 605, LLC, an audience measurement and data analytics company in the media and entertainment industries, served as its Chief Executive Officer from its inception in 2016 until February 2023 and served as its Non-Executive Chairman until its sale to iSpot.tv in September 2023. Ms. Dolan previously served as the Chief Operating Officer of Cablevision from 2014 to 2016. Prior to becoming Chief Operating Officer, Ms. Dolan served in various other roles at Cablevision, including: President of Optimum Services from 2013 to 2014; Senior Executive Vice President of Product Management and Marketing from 2011 to 2013; and Senior Vice President from 2003 to 2011. Ms. Dolan has served as a director of The Wendy’s Company since 2017, and previously served as a director of Revlon, Inc. from 2017 until May 2023, AMC Networks from 2011 until March 2023, MSGS from 2015 to 2021, MSGN from 2010 to 2015 and from 2018 to 2021, and Cablevision from 2010 to 2016. Kristin A. Dolan is the spouse of James L. Dolan, the step-mother of Charles P. Dolan, Quentin F. Dolan and Ryan T. Dolan, the daughter-in-law of Charles F. Dolan, the sister-in-law of Marianne Dolan Weber, Thomas C. Dolan and Brian G. Sweeney and the cousin by marriage of Paul J. Dolan.
Key Skills & Experience
In light of her experience as Chief Executive Officer of AMC Networks and as founder and former Chief Executive Officer of 605, LLC and in various positions at Cablevision, her service as a director of other public companies, as well as the knowledge and experience she has gained about the Company’s business and the contributions she has made during her tenure as a director of the Company, MSGS, MSGN, AMC Networks and Cablevision, our Board has concluded that Kristin A. Dolan should serve as a director of the Company.

MARIANNE DOLAN WEBER – Age 67
Class B Director since April 17, 2020
Committee Membership: None
Other Public Company Directorships: Madison Square Garden Entertainment Corp. (NYSE: MSGE), Madison Square Garden Sports Corp. (NYSE: MSGS)
Career Highlights
Ms. Dolan Weber has been President of Heartfelt Wings Foundation Inc. since 2015 and a Member of the Board of Green Mountain Foundation Inc. since 2015. Ms. Dolan Weber currently serves as a manager of MLC Ventures LLC and served as Chairman of both the Dolan Family Foundation and the Dolan Children’s Foundation from 1999 to 2011 and Vice Chairman and Director of the Dolan Family Office, LLC from 1997 to 2011. Ms. Dolan Weber has served as a director of MSGE since April 2023 and MSGS since 2016. She previously served as a director of AMC Networks from 2011 to June 2021 and June 2022 to July 2024, Cablevision from 2005 to 2016 and MSGN from 2010 to 2014. Marianne Dolan Weber is the daughter of Charles F. Dolan, the sister of James L. Dolan and Thomas C. Dolan, the sister-in-law of Brian G. Sweeney and Kristin A. Dolan, the cousin of Paul J. Dolan and the aunt of Charles P. Dolan, Quentin F. Dolan and Ryan T. Dolan.
Key Skills & Experience
In light of her experience as a member of Cablevision’s founding family and as former Chairman of the Dolan Family Foundation and her experience as the former Vice Chairman of the Dolan Family Office, LLC, as well as the knowledge and experience she has gained about the Company’s business and contributions she has made during her tenure as a director of the Company, MSGE, MSGS, MSGN, AMC Networks and Cablevision, our Board has concluded that Marianne Dolan Weber should serve as a director of the Company.

PAUL J. DOLAN – Age 66
Class B Director since April 17, 2020
Committee Membership: None
Other Public Company Directorships: Madison Square Garden Entertainment Corp. (NYSE: MSGE), Madison Square Garden Sports Corp. (NYSE: MSGS)
Career Highlights
Mr. Dolan has been the Chairman and Chief Executive Officer of the Cleveland Guardians Major League Baseball (“MLB”) team since 2010. Mr. Dolan was President of the Cleveland Guardians from 2004 to 2010 and Vice President and General Counsel from 2000 to 2004. Mr. Dolan has served on multiple committees of the MLB and is currently serving on the MLB’s Long Range Planning Committee, Ownership Committee and Diversity and Inclusion Committee as well as serving on the Executive Council. Mr. Dolan was a director and member of the Executive Compensation Committee of the J.M. Smucker Company from 2006 to 2023 and served as the Chair of the Executive Compensation Committee from 2017 until August 2022. Additionally, Mr. Dolan has served as a director of MSGE since April 2023, MSGS since December 2019 and Dix & Eaton, a privately-owned communications and public relations firm, since 2014. Mr. Dolan previously served as a director of MSGN from 2015 to 2021 and Cablevision from 2015 to 2016. Mr. Dolan was Chairman and Chief Executive Officer of Fast Ball Sports Productions, a sports media company, from 2006 through 2012. Paul J. Dolan is the nephew of Charles F. Dolan, the cousin of James L. Dolan, Thomas C. Dolan, Marianne Dolan Weber, Charles P. Dolan, Quentin F. Dolan and Ryan T. Dolan and the cousin by marriage of Brian G. Sweeney and Kristin A. Dolan.
Key Skills & Experience
In light of his extensive business and management experience in the sports and media industries, his experience as a member of Cablevision’s founding family, the experience he has gained during his tenure as a director of the Company, MSGE, MSGS, MSGN and of Cablevision, and his service on the boards of other public and private companies, our Board has concluded that Paul J. Dolan should serve as a director of the Company.

QUENTIN F. DOLAN – Age 30
Class B Director since April 17, 2020
Committee Membership: None
Other Public Company Directorships: Madison Square Garden Entertainment Corp. (NYSE: MSGE), Madison Square Garden Sports Corp. (NYSE: MSGS)
Career Highlights
Mr. Dolan has been Senior Vice President, Player Performance & Science Leader of MSGS since July 2024. He previously served in various roles at MSGS, including serving as Vice President, Strategic Advisor to the Executive Chairman from January 2024 to June 2024, as Strategic Advisor to the Executive Chairman from July 2023 to December 2023 and as Investment Director from 2022 to July 2023. Mr. Dolan has served as a director of MSGS since 2021 and as a director of MSGE since April 2023. Mr. Dolan is a graduate of New York University. Mr. Dolan previously served as a director of MSGN from 2015 to June 2020 and has held internship positions at Grubman Shire & Meiselas, P.C. and Azoff MSG Entertainment, LLC. Quentin F. Dolan is the son of James L. Dolan, the step-son of Kristin A. Dolan, the brother of Charles P. Dolan and Ryan T. Dolan, the grandson of Charles F. Dolan, the nephew of Marianne Dolan Weber, Thomas C. Dolan and Brian G. Sweeney, and the cousin of Paul J. Dolan.
Key Skills & Experience
In light of his familiarity with the Company’s business as a member of the third generation of Cablevision’s founding family, as well as the knowledge and experience he has gained and the contributions he has made during his tenure as a director of the Company, MSGE, MSGS and MSGN, our Board has concluded that Quentin F. Dolan should serve as a director of the Company.

RYAN T. DOLAN – Age 35
Class B Director since April 17, 2020
Committee Membership: None
Other Public Company Directorships: Madison Square Garden Entertainment Corp. (NYSE: MSGE), Madison Square Garden Sports Corp. (NYSE: MSGS)
Career Highlights
Mr. Dolan has served as Senior Vice President, Interactive Experiences of MSG Ventures, LLC, a wholly-owned subsidiary of the Company, since October 2023, and previously served as its Vice President, Interactive Experiences from June 2019 to October 2023 and as its Director, Interactive Experiences from 2016 to June 2019. Mr. Dolan has played an integral role in the growth and development of MSG Ventures, LLC’s interactive gaming initiatives and has significant familiarity with the business of the Company as a member of the third generation of Cablevision’s founding family. Mr. Dolan has served as a director of MSGE since April 2023 and MSGS since December 2019. Mr. Dolan is the son of James L. Dolan, the stepson of Kristin A. Dolan, the brother of Charles P. Dolan and Quentin F. Dolan, the grandson of Charles F. Dolan, the nephew of Marianne Dolan Weber, Thomas C. Dolan and Brian G. Sweeney and the cousin of Paul J. Dolan.
Key Skills & Experience
In light of his familiarity with the Company’s business, being a member of the third generation of Cablevision’s founding family, as well as the knowledge and experience he has gained about the Company’s business as an employee of MSG Ventures, a wholly-owned subsidiary of the Company, and a key contributor to the Company’s growth strategy, and his service as a director of the Company, MSGE and MSGS, our Board has concluded that Ryan T. Dolan should serve as director of the Company.

THOMAS C. DOLAN – Age 72
Class B Director since April 17, 2020
Committee Membership: None
Other Public Company Directorships: AMC Networks Inc. (NASDAQ: AMCX), Madison Square Garden Entertainment Corp. (NYSE: MSGE), Madison Square Garden Sports Corp. (NYSE: MSGS)
Career Highlights
Mr. Dolan served as Executive Vice President — Strategy and Development, Office of the Chairman of Cablevision from 2008 to 2016. He was Chief Executive Officer of Rainbow Media Corp. from 2004 to 2005; and previously served in various roles at Cablevision, including: Executive Vice President and Chief Information Officer from 2001 until 2005, Senior Vice President and Chief Information Officer from 1996 to 2001, Vice President and Chief Information Officer from 1994 to 1996, General Manager of Cablevision’s East End Long Island cable system from 1991 to 1994, and System Manager of Cablevision’s East End Long Island cable system from 1987 to 1991. Mr. Dolan has served as a director of MSGE since April 2023, MSGS since 2015 and AMC Networks since 2011 and previously served as a director of MSGN from 2010 to 2021 and Cablevision from 2007 to 2016. Mr. Dolan is the son of Charles F. Dolan, the brother of James L. Dolan and Marianne Dolan Weber, the brother-in-law of Brian G. Sweeney and Kristin A. Dolan, the cousin of Paul J. Dolan and the uncle of Charles P. Dolan, Quentin F. Dolan and Ryan T. Dolan.
Key Skills & Experience
In light of his experience as a member of Cablevision’s founding family and in various positions with Cablevision, as well as the knowledge and experience he has gained about the Company’s business and contributions he has made during his tenure as a director of the Company, MSGE, MSGS, MSGN, AMC Networks and Cablevision, our Board has concluded that Thomas C. Dolan should serve as a director of the Company.

JOSEPH J. LHOTA – Age 70
Class A Director since April 17, 2020
Committee Membership: Audit (Chair), Compensation
Other Public Company Directorships: None
Career Highlights
Mr. Lhota has been the Chief Financial Officer of NYU Langone Health since February 2024 and has served as its Executive Vice President, Vice Dean and Chief of Staff since 2014. He has also been an adjunct professor for the NYU Grossman School of Medicine since 2014. In 2013, Mr. Lhota was a candidate for Mayor of the City of New York. He previously served as Chairman and Chief Executive Officer of the New York Metropolitan Transportation Authority from 2011 to 2012 and Chairman from 2017 to 2018. Mr. Lhota was Executive Vice President of MSGN from 2010 to 2011 and Executive Vice President of Cablevision from 2002 to 2010. Mr. Lhota was also New York City’s Deputy Mayor for Operations from 1997 to 2001 and Budget Director from 1995 to 1997. Prior to government service, Mr. Lhota had a career in investment banking and public accounting from 1976 to 1994. Mr. Lhota previously served as a director and chairman of the audit committee of MSGN from 2016 until the Networks Merger in July 2021, and as a director of MSGS from 2017 to April 2020, a director and the chairman of the audit committee of FirstAviation Services, Inc. from 2002 until it became a private company in 2015, and a director of Cablevision from 2014 to 2016.
Key Skills & Experience
In light of Mr. Lhota’s experience as a former executive of MSGN, as well as the knowledge he has gained about the Company’s business and the contributions he has made during his tenure as a director of the Company, as well as during his tenure as a director of MSGS, MSGN and Cablevision, his experience as a senior executive and director of other public companies, his knowledge of the media and entertainment industry, his government service (including leading a major governmental organization) and his experience as an investment banker and accountant, our Board has concluded that Mr. Lhota should serve as a director of the Company.

JOEL M. LITVIN – Age 65
Class A Director since July 9, 2021
Committee Membership: None
Other Public Company Directorships: None
Career Highlights
Mr. Litvin was the President, League Operations, of the NBA from 2006 until his retirement in 2015. As the NBA’s President, League Operations, he managed several core areas of the day-to-day operations of the NBA. Mr. Litvin also managed, on behalf of the NBA Board of Governors, franchise matters such as revenue sharing, team sales and financings, relocations and the NBA’s ownership and debt policies. At the NBA, Mr. Litvin was previously Executive Vice President, Legal and Business Affairs, from 2000 to 2006, Senior Vice President and General Counsel from 1999 to 2000, and he started at the NBA as a staff attorney in 1988. As founder and president of Calumet Consulting, LLC, a sports consulting business, Mr. Litvin has provided sports consulting services to various sports properties and individuals since 2018. Mr. Litvin has served as a member of the Board of Trustees of the Naismith Memorial Basketball Hall of Fame since 2008. He has also served as a lecturer in Columbia University’s master’s degree program in Sports Management since 2018. Mr. Litvin previously served as a director of MSGN from 2015 until the Networks Merger in July 2021, and was a member of its Audit Committee and Compensation Committee.
Key Skills & Experience
In light of his more than 27 years of business experience at the NBA (including as the chief NBA league office liaison to the NBA Board of Governors), extensive knowledge about the sports and media businesses, management and legal experience, and service on the boards of the Company, MSGN and various charitable institutions, our Board has concluded that Mr. Litvin should serve as a director of the Company.

BRIAN G. SWEENEY – Age 60
Class B Director since April 17, 2020
Committee Membership: None
Other Public Company Directorships: AMC Networks Inc. (NASDAQ: AMCX), Madison Square Garden Entertainment Corp. (NYSE: MSGE), Madison Square Garden Sports Corp. (NYSE: MSGS)
Career Highlights
Mr. Sweeney served as the President of Cablevision from 2014 and President and Chief Financial Officer of Cablevision from 2015 to 2016. Previously, Mr. Sweeney served in various other roles at Cablevision, including: Senior Executive Vice President, Strategy and Chief of Staff from 2013 to 2014; Senior Vice President — Strategic Software Solutions from 2012 to 2013; and Senior Vice President — eMedia from January 2000 to 2012. Mr. Sweeney has served as a director of MSGE since April 2023, MSGS since 2015 and AMC Networks since 2011 and previously served as a director of MSGN from 2010 to 2021 and Cablevision from 2005 to 2016. Brian G. Sweeney is the son-in-law of Charles F. Dolan, the brother-in-law of James L. Dolan, Marianne Dolan Weber, Thomas C. Dolan and Kristin A. Dolan, the cousin by marriage of Paul J. Dolan and the uncle of Charles P. Dolan, Quentin F. Dolan and Ryan T. Dolan.
Key Skills & Experience
In light of his experience in various positions with Cablevision, as well as the knowledge and experience he has gained about the Company’s business and contributions he has made during his tenure as a director of the Company, MSGE, MSGS, MSGN, AMC Networks, and Cablevision, our Board has concluded that Brian G. Sweeney should serve as a director of the Company.

JOHN L. SYKES – Age 69
Class A Director since April 17, 2020
Committee Membership: Compensation (Chair)
Other Public Company Directorships: None
Career Highlights
Mr. Sykes has been the President of Entertainment Enterprises for iHeartMedia, Inc., a global media and entertainment company, since 2012. In his role at iHeartMedia, Mr. Sykes is responsible for developing new business partnerships and platforms across a range of media, including broadcast television, digital video platforms and live events, as well as creating value for iHeartMedia’s advertisers and key partners. Mr. Sykes is the co-executive producer of iHeartRadio branded annual live events, which include multiple iHeartRadio live events that are broadcast on network television annually. He also worked with iHeartMedia in a consulting role during 2011. Prior to joining iHeartMedia, Mr. Sykes was affiliated with the Pilot Group, a private equity and venture firm, from 2008 to 2011. He was a core member of the team at Viacom, Inc. that launched MTV Networks in 1981. During his more than 20-year tenure at Viacom, Mr. Sykes served as President of New Network Development for MTV from 2005 to 2008, Chairman and CEO of Infinity Broadcasting Corporation (now CBS Radio) from 2002 to 2005 and President of the VH1 Cable Television Network from 1994 to 2002. Mr. Sykes is the founder and has served as a director since 1997 of VH1 Save the Music, and has also served on the boards of Critical Content since 2016, the Robin Hood Foundation since 1996, the Rock and Roll Hall of Fame since 1997, If Only since 2013, and Syracuse University’s Newhouse School of Communications since 1994, and previously served on the board of MSGN from 2015 until the Networks Merger in July 2021, and Shazam Mobile from 2011 to 2014.
Key Skills & Experience
In light of his approximately 40 years of business and management experience, as well as the knowledge and experience he gained and contributions he made during his tenure as a director of MSGN, his extensive experience in the media, television and entertainment industries and his service on the boards of other companies and charitable institutions, our Board has concluded that John L. Sykes should serve as a director of the Company.

VINCENT TESE – Age 81
Class B Director since April 17, 2020
Committee Membership: Audit
Other Public Company Directorships: AMC Networks Inc. (NASDAQ: AMCX), Claros Mortgage Trust, Inc. (NYSE: CMTG), Madison Square Garden Sports Corp. (NYSE: MSGS)
Career Highlights
Mr. Tese has been Chairman of ICE Clear Credit LLC, a financial services company, since 2013, and has served as a director of Claros Mortgage Trust, Inc. since 2021, AMC Networks since 2016 and MSGS since 2015. Mr. Tese served as Executive Chairman of FCB Financial Holdings, Inc. (formerly known as Bond Street Holdings, LLC), a bank holding company, from 2009 until January 2019 and Executive Chairman of its subsidiary Florida Community Bank from 2010 until January 2019. Mr. Tese served as New York State Superintendent of Banks from 1983 to 1985, Chairman and Chief Executive Officer of the New York State Urban Development Corporation from 1985 to 1987, Director of Economic Development for New York State from 1987 to 1994 and Commissioner and Vice Chairman of the Port Authority of New York and New Jersey from 1991 to 1995. Mr. Tese was the Commissioner of the Department of Economic Development and Chairman of both the Science and Technology Foundation and the Job Development Authority. Mr. Tese also serves as a director of New York Racing Association, Inc., and a trustee of New York Presbyterian Hospital since 1996 and New York University School of Law since 1990. Mr. Tese previously served as a director of Intercontinental Exchange, Inc. from 2004 to May 2022, FCB Financial Holdings, Inc. from 2010 to 2019, Mack-Cali Realty Corporation from 1997 to 2019, Cablevision from 1996 to 2016 and MSGN from 2010 to 2015. He also served as a director of Gabelli Asset Management, National Wireless Holdings, Inc., and The Bear Stearns Companies, Inc. from 1994 to 2008.
Key Skills & Experience
In light of his experience as the Chief Executive Officer of the New York State Urban Development Corporation, his other government service, his experience as the executive chairman of private companies, his service as a director of other public companies, as well as the knowledge and experience he has gained about the Company’s business and the contributions he has made during his tenure as a director of the Company, MSGS, MSGN, AMC Networks and Cablevision, our Board has concluded that Vincent Tese should serve as a director of the Company.

ISIAH L. THOMAS III – Age 63
Class B Director since April 17, 2020
Committee Membership: None
Other Public Company Directorships: One World Products, Inc. (OTC: OWPC), UWM Holdings Corporation (NYSE: UWMC)
Career Highlights
Mr. Thomas has been the Chairman and Chief Executive Officer of Isiah International, LLC, a holding company with interests in a diversified portfolio of businesses, since 2011. Mr. Thomas has served as a Commentator and Analyst for NBA TV, a sports broadcasting channel, since 2014 and Turner Sports, a sports broadcasting channel, since 2012. Mr. Thomas has also served as Chief Executive Officer and Executive Chairman of One World Products, Inc., a company licensed to cultivate, produce and distribute raw cannabis and hemp plant ingredients for medical, scientific and industrial uses, since 2020. He previously served as the President & Alternate Governor of the New York Liberty of the Women’s National Basketball Association from 2015 to February 2019, the Head Basketball Coach at Florida International University, a higher education institution, from 2009 to 2012, the General Manager, President of Basketball Operation and Head Coach of the New York Knicks of the NBA, which is owned by MSGS, from 2006 to 2008, the Head Coach of the Indiana Pacers of the NBA from 2000 to 2003, the Owner of the Continental Basketball Association from 1998 to 2000, Minority Owner & Executive Vice President of the Toronto Raptors of the NBA from 1994 to 1998 and point guard for the Detroit Pistons of the NBA from 1981 to 1994. Mr. Thomas has served as a director of UWM Holdings Corporation, a residential and wholesale mortgage lender, since January 2021, Get in Chicago, an organization focused on stopping gun and related violence in Chicago, since 2013 and he is the Founder of Mary’s Court Foundation, a charitable organization established in 2010. Mr. Thomas also serves as a director for ForbesBLK, a non-profit organization for black entrepreneurs and professionals, and Strategic Wireless Infrastructure Fund II, Inc., a private fund. Mr. Thomas graduated from Indiana University and received a Master’s degree in Education from the University of California at Berkeley.
Key Skills & Experience
In light of his over 25 years of business and management experience, his knowledge of the sports and entertainment industries, as well as his familiarity with the Company’s business through his previous roles with the Knicks, our Board has concluded that Isiah L. Thomas III should serve as a director of the Company.

CARL E. VOGEL – Age 67
Class A Director since April 20, 2023
Committee Membership: Audit, Compensation
Other Public Company Directorships: AMC Networks Inc. (NASDAQ: AMCX)
Career Highlights
Mr. Vogel is a private investor and an industry advisor focused on media and communications for KKR & Co Inc. (“KKR”), a leading global investment firm. He is also an Executive Partner of Mill Point Capital, a middle market private equity firm, and Executive Chairman of Full Circle Fiber Partners, LLC, an investment platform focused on opportunities in fiber, engineering and technology. As part of his role with KKR, from time to time Mr. Vogel also serves as a director on boards of private companies in which KKR has an investment. Mr. Vogel served as President of Dish Network Corporation, a satellite television provider from September 2006 until February 2008 and served as its Vice Chairman from June 2005 until March 2009. From October 2007 until March 2009, Mr. Vogel served as the Vice Chairman of the board of directors of, and as a Senior Advisor to, EchoStar Communications Corporation. From 2001 until 2005, Mr. Vogel served as the President and Chief Executive Officer of Charter Communications, Inc., a cable television and broadband services provider. Prior to joining Charter, Mr. Vogel worked as an executive officer in various capacities for companies affiliated with Liberty Media. Mr. Vogel is a member of the board of directors of AMC Networks. Mr. Vogel also served as a director of Sirius XM Holdings Inc., Universal Electronics, Inc., Shaw Communications, Inc., Dish Network Corporation and Ascent Media Corporation, Inc. during the last five years, and previously served as the chairman of Progress Acquisition Corp., a blank check company.
Key Skills & Experience
In light of his extensive experience in executive leadership at various communications and media companies, the knowledge he has gained through multiple public company directorships and the contributions he has made during his tenure as a director of AMC, our Board has concluded, acting on the recommendation of the directors elected by the holders of our Class A Common Stock, that Carl E. Vogel should serve as a director of the Company.

PROPOSAL 2 — RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
On June 26, 2024, the Board approved a change in the Company’s fiscal year end from June 30 to December 31, effective December 31, 2024. The Company will file a Transition Report on Form 10-K/T for the six-month transition period from July 1, 2024 to December 31, 2024 (the “Transition Period”). The Audit Committee, comprised of independent members of the Board, has appointed Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm (the independent auditors) with respect to our operations for the Transition Period ending December 31, 2024. Representatives of Deloitte will be present at the annual meeting. Those representatives will have the opportunity to make a statement if they desire to do so and will answer appropriate questions.
Even if the selection is ratified, the Audit Committee may, in its discretion, select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.
We are asking that you ratify the appointment of Deloitte, although your ratification is not required. Approval of this proposal requires the favorable vote of the majority of the votes cast by the holders of our Company Stock, voting together as a single class. In accordance with our Certificate of Incorporation, holders of our Class A Common Stock will have one vote per share and holders of our Class B Common Stock will have ten votes per share.
The Board unanimously recommends that you vote FOR this proposal.

AUDIT COMMITTEE MATTERS
SERVICES AND FEES FOR 2024 AND 2023

The following table provides information about fees billed for services rendered by Deloitte for our fiscal years ended June 30, 2024 and June 30, 2023.

	Fiscal Year Ended June 30,
	2024	2023
Audit fees(1)	$1,915,000	$1,455,000
Audit-related fees(2)	—	$2,000,000
Tax fees(3)	$—	$115,000
______________
(1)Audit fees of the Company in the fiscal years ended June 30, 2024 and 2023 consisted of fees for services rendered and related expenses for the integrated audits of the Company’s consolidated financial statements and its internal control over financial reporting, for review of the interim consolidated financial statements included in quarterly reports, audit consultations, assistance with and review of documents filed with SEC, including services related to the filings of Form S-8, and for services in connection with standalone and statutory audits. Audit fees in the fiscal year ended June 30, 2024, also included fees related to the issuance of comfort letters in connection with the Company’s issuance of its convertible senior notes.
(2)Audit-related fees of the Company in the fiscal year ended June 30, 2023 consisted of fees for services relating to the carve out audits related to the MSGE Distribution in the fiscal year ended 2023.
(3)Tax fees of the Company in the fiscal year ended June 30, 2023 consisted primarily of tax consultation and advisory services.
The Audit Committee’s policy requires that the Audit Committee pre-approve audit and non-audit services performed by the independent registered public accounting firm. In addition, under the Audit Committee’s pre-approval policy, the Chairman of the Audit Committee may pre-approve audit and non-audit services, provided that any such services are subsequently ratified by the entire Audit Committee.
All of the services for which fees were disclosed and paid by the Company were pre-approved under the Audit Committee’s pre-approval policy. The Audit Committee has determined that the provision of the services described above is compatible with maintaining the independence of our independent registered accounting firm.

REPORT OF AUDIT COMMITTEE
The Audit Committee assists the Board in its oversight of the Company’s financial reporting, internal controls, and audit functions. As set forth in the charter of the Audit Committee, management of the Company is responsible for the preparation, presentation and integrity of the Company’s financial statements, the Company’s accounting and financial reporting principles, and the Company’s internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Following the MSGE Distribution Date, the Company’s Internal Audit function is provided to the Company by the Internal Audit Department of MSGE through an agreement with MSGE. The Internal Audit function provides the Audit Committee and management an independent review function, including reviewing and evaluating the adequacy, effectiveness, and quality of the Company’s system of internal controls.
The Company’s independent registered public accounting firm, Deloitte, is responsible for auditing the Company’s financial statements and internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”) and expressing an opinion on the conformity of the consolidated financial statements to U.S. generally accepted accounting principles (“U.S. GAAP”) and on the effectiveness of the Company’s internal control over financial reporting.
In the performance of its oversight function, the Audit Committee has reviewed and discussed with management and Deloitte the audited financial statements and its evaluation of the Company’s internal control over financial reporting. The Audit Committee discussed with Deloitte the matters required to be discussed pursuant to PCAOB standards. The Audit Committee received the written disclosures and the letter from Deloitte required by applicable requirements of the PCAOB regarding the independent auditor’s communications with the Audit Committee regarding independence, and the Audit Committee discussed with Deloitte the firm’s independence. All audit and non-audit services performed by Deloitte must be specifically approved by the Audit Committee or by its Chairman (and subject to ratification by the full committee).
As part of its responsibilities for oversight of the risk management process, the Audit Committee has reviewed and discussed the Company’s risk assessment and risk management framework, including discussions of individual risk areas as well as a summary of the overall process.
The Audit Committee discussed with the Company’s Internal Audit Department and Deloitte, the overall scope of and plans for their respective audits. For the fiscal year ended June 30, 2024, the Audit Committee met with the head of the Internal Audit Department of MSGE (who oversees the provision of internal audit services to the Company under an agreement with MSGE) and representatives of Deloitte, in regular and executive sessions, to discuss the results of their examinations, the evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting and compliance programs.
Based upon the reports, reviews and discussions described in this report, the Audit Committee recommended to the Board that the audited financial statements be included in the 2024 Form 10-K that was filed with the SEC.
Members of the Audit Committee
Joseph J. Lhota (Chair)
Vincent Tese
Carl E. Vogel

COMPENSATION DISCUSSION & ANALYSIS
This Compensation Discussion & Analysis provides a discussion of our compensation philosophy and 2024 fiscal year compensation for the following NEOs:

Current NEOs
James L. Dolan	Executive Chairman and Chief Executive Officer
David F. Byrnes	Executive Vice President, Chief Financial Officer and Treasurer
Jennifer Koester	President and Chief Operating Officer of Sphere
Andrea Greenberg	President and Chief Executive Officer of MSG Networks
David Granville-Smith	Executive Vice President
Gregory Brunner	Senior Vice President, Controller and Principal Accounting Officer, and Former Interim Principal Financial Officer
Former Executive
Gautam Ranji	Former Executive Vice President, Chief Financial Officer and Treasurer
Effective December 8, 2023, Mr. David F. Byrnes became the Company’s Executive Vice President, Chief Financial Officer and Treasurer. Mr. Byrnes had previously served as the Company’s Executive Vice President and Chief Financial Officer from January 2022 until the MSGE Distribution Date, and served as Executive Vice President and Chief Financial Officer of MSGE from February 2023 until December 8, 2023. Mr. Byrnes succeeded Mr. Gautam Ranji, who served as the Company’s Executive Vice President, Chief Financial Officer and Treasurer from the MSGE Distribution Date until November 3, 2023, the effective date of his resignation. Mr. Gregory Brunner, the Company’s Senior Vice President, Controller and Principal Accounting Officer, assumed the responsibilities of principal financial officer on an interim basis from November 3, 2023 until December 8, 2023, and as a result, is considered an NEO for the fiscal year ended June 30, 2024.
Effective February 5, 2024, Ms. Jennifer Koester was appointed President of Sphere Business Operations and became an executive officer of the Company. She was promoted to President and Chief Operating Officer of Sphere effective June 10, 2024.
This Compensation Discussion & Analysis describes the specific arrangements that the Company had in place for our NEOs in the fiscal year ended June 30, 2024, as well as a discussion of our compensation philosophy for the NEOs with respect to that year.

EXECUTIVE SUMMARY
Business Overview
The Company is a premier live entertainment and media company and manages its business through two reportable segments:
•Sphere: This segment reflects Sphere, a next-generation entertainment medium powered by cutting-edge technologies to create multi-sensory experiences at an unparalleled scale. The Company’s first Sphere opened in Las Vegas on September 29, 2023. The venue can accommodate up to 20,000 guests and can host a wide variety of events year-round, including: The Sphere Experience, which features original immersive productions; concerts and residencies from renowned artists; and marquee sports and corporate events. Production efforts are supported by Sphere Studios, an immersive content studio dedicated to creating multi-sensory experiences exclusively for Sphere. Sphere Studios is home to a team of creative, production, technology and software experts who provide full in-house creative and production services. The studio campus in Burbank includes a 68,000-square-foot development facility, as well as Big Dome, a 28,000-square-foot, 100-foot high custom dome, with a quarter-sized version of the screen at Sphere in Las Vegas, that serves as a specialized screening, production facility, and lab for content at Sphere. The entire exterior surface of Sphere, referred to as the Exosphere, is covered with nearly 580,000 square feet of fully programmable LED paneling, creating the largest LED screen in the world and an impactful display for artists, brands and partners.
•MSG Networks: This segment is comprised of the Company’s regional sports and entertainment networks, MSG Network and MSG Sportsnet, as well as its DTC and authenticated streaming product, MSG+. MSG Networks serves the New York Designated Market Area, as well as other portions of New York, New Jersey, Connecticut and Pennsylvania and features a wide range of sports content, including exclusive live local games and other programming of the Knicks of the NBA and the Rangers, Islanders, Devils and Sabres of the NHL, as well as significant coverage of the Giants and the Bills of the NFL.
Fiscal Year 2024 Performance Results and Operational Highlights
Fiscal year 2024 was a noteworthy year as the Company successfully executed a number of strategic priorities. Highlights included:
•The Company generated revenues of $1.027 billion, operating loss of $341.2 million and AOI of $80.7 million(1);
•The Company successfully opened Sphere in Las Vegas on September 29, 2023, with the venue hosting millions of guests across more than 700 events during fiscal year 2024;
◦The Company’s original content category – The Sphere Experience – generated over $265 million in revenue;
◦Sphere welcomed global rock band U2 for a total of 40 sold-out concerts, which was followed by 4 shows from Phish and 18 shows from Dead & Company (as part of their 30-concert total run through August 2024);
◦Sphere hosted an array of marquee sports and corporate events, including the inaugural Formula 1 Las Vegas Grand Prix, the 2024 NHL Draft, and the venue’s first corporate keynote event with Hewlett Packard Enterprise;
•Sphere’s Exosphere – the venue's exterior and the world’s largest LED screen – launched on July 4, 2023 and welcomed numerous global brands during fiscal 2024;
•The Company disposed of its remaining 10.1 million shares of MSGE Class A common stock. This included:
◦The repayment in August 2023 of the $65 million delayed draw term loan facility with MSGE, following its full drawdown, using approximately 1.9 million shares of MSGE Class A common stock; and
◦The sale of the Company’s remaining approximately 8.2 million shares of MSGE Class A common stock for approximately $257 million of net proceeds in September 2023;

•The Company completed a convertible debt financing in December 2023 for aggregate net proceeds of approximately $236 million intended for general corporate purposes, including capital for Sphere-related growth initiatives;
•The Company renewed affiliation agreements with several distributors, including a multi-year agreement with one of its major affiliates, and reached a multi-year rights renewal agreement with the NHL’s New Jersey Devils;
•MSG+, MSG Networks’ DTC and authenticated streaming platform, completed its first year of operations after launching in June 2023; and
•In January 2024, MSG Networks and The YES Network (“YES”) announced the formation of Gotham Advanced Media and Entertainment, LLC (“GAME”), a new 50/50 joint venture to capitalize on technical and operational synergies associated with YES’ and MSG Networks’ streaming services.
___________
(1)AOI is a non-GAAP financial measure. For a reconciliation of this non-GAAP measure to the most comparable GAAP measures, please see Annex A.
Stockholder Engagement & Responsiveness
During the 2024 fiscal year, management of the Company engaged with holders of over three-fourths of our Class A Common Stock to discuss our Board, governance and/or executive compensation practices, with the specific goal of seeking stockholder feedback.
The Compensation Committee has incorporated various aspects of stockholder feedback into our disclosure practices, and we continue to make enhancements that we believe further align our compensation disclosures with our long-term strategy and interests of our stockholders. In seeking to continue our efforts to align our compensation practices with long-term stockholder interests, the Compensation Committee seeks out and values opportunities to receive stockholder feedback. We look forward to continuing to receive such feedback to inform the regular, ongoing review of our compensation program.
Executive Compensation Program Objectives and Philosophy
The Company is a premier live entertainment and media company. Sphere is a next-generation entertainment medium and MSG Networks operates two regional sports and entertainment networks, as well as a DTC and authenticated streaming product. We operate in specialized industries and our executive officers have substantial and meaningful professional experience in these industries. Given the unique and novel nature of our business, including the design and construction of Sphere venues, the creation of The Sphere Experience and our original immersive productions and MSG Networks’ DTC and authenticated streaming product, the Company places great importance on its ability to attract, retain, motivate and reward experienced executive officers who can drive our business objectives and achieve strong financial, operational and stock price performance, as well as long-term value creation. The Compensation Committee has designed executive compensation policies and programs that are consistent with, explicitly linked to, and supportive of the financial and strategic objectives of growing the Company’s businesses and driving long-term stockholder value.
Our Compensation Committee has designed a program that generally reflects four key overarching executive compensation principles:

Principle	Implementation
A significant portion of compensation opportunities should be at risk.	•The majority of executive compensation is at risk and based on stockholder returns as well as the Company’s performance against predetermined financial performance targets.
Long-term performance incentives should generally outweigh short-term performance incentives.	•Incentive compensation focuses more heavily on long-term rather than short-term accomplishments and results.
Executive officers should be aligned with our stockholders through equity-based compensation.
•Equity-based compensation comprises a substantial portion of executive compensation, ensuring alignment with stockholder interests.
•In addition to the use of restricted stock units and performance stock units as part of long-term incentives, significant alignment was enhanced through the off-cycle grant of FY24 premium priced performance options to Mr. Dolan, Ms. Koester and a select team of personnel who are key contributors to the success of Sphere. See “— Elements of our Compensation Program — Fiscal Year 2024 Premium Price Performance Options.”

The compensation structure should enable the Company to attract, retain, motivate and reward the best talent in a competitive industry.
•The overall executive compensation program is competitive, equitable and thoughtfully structured so as to attract, retain, motivate and reward talent.
•The Compensation Committee focuses on total direct compensation, as well as individual compensation elements when providing competitive compensation opportunities.

In designing our executive compensation program, the Compensation Committee generally seeks to fulfill these objectives by maintaining appropriate balances between (1) short-term and long-term compensation, (2) cash and equity-based compensation, and (3) performance-based and time-based vesting of compensation. As described below under “— Elements of Fiscal Year 2024 Compensation & Performance Objectives,” the Compensation Committee modified its approach with respect to long-term performance-based incentive compensation during the 2024 fiscal year to reflect unique developments with respect to the Company’s business.
Elements of Fiscal Year 2024 Compensation & Performance Objectives
The Company compensates its NEOs through base salary, annual incentive awards, long-term incentive awards, perquisites and benefit programs. Our annual incentive program provides performance-based incentives for our NEOs tied to key financial and strategic measures that drive long-term stockholder value and reward sustained achievement of the Company’s key financial goals. The Company considers reportable segment revenue and AOI to be key financial measures of its financial operating performance. As such, our Compensation Committee has reflected these performance measures in our annual incentive plan, along with other specific strategic measures.
Prior to the spin-off of the Company’s traditional live entertainment business, our long-term incentive program historically consisted of a mix of restricted stock units and performance stock units with financial performance targets set by the Compensation Committee based on the Company’s long-range plan, as reviewed by the Board. At the time of the spin-off, the Company’s performance stock units granted in fiscal years 2022 and 2023 were based on performance targets tied to total company net revenue and total company business unit adjusted operating income that aligned to the Company’s pre-spin long-range plan. Payouts under these performance stock units were to be measured against actual performance at the end of fiscal year 2024 (in the case of the awards made in fiscal year 2022) and at the end of fiscal year 2025 (in the case of the awards made in fiscal year 2023). As a result of the spin-off of MSGE, however, and the resulting new size, structure, and business model of the Company following the spin-off, the prior performance targets associated with these earlier awards over the three-year performance cycle were no longer applicable. In addition, with respect to long-term incentive awards for fiscal year 2024, because the Company’s long-range plan was still being assessed at the time, in September 2023, the Compensation Committee approved the grant of performance stock units without setting the performance targets for the three-year performance cycle, but with a view to setting the performance targets at a later date, once the Company’s long-range plan was finalized. As time progressed during the fiscal year, a number of factors rendered it impracticable to amend the performance goals for the previously outstanding performance stock units granted in fiscal year 2022 and 2023, and to set performance goals for the performance stock units made in fiscal year 2024. These included the contemplated change in the Company’s fiscal year-end from June 30 to December 31 and the continued assessment, review and development of the Company’s long-range plan, given the uniqueness of Sphere in Las Vegas, The Sphere Experience and the Sphere business model and the Company’s focus on creating a next-generation entertainment medium. As a result of these challenges, and given that a long-range plan had not been finalized and presented to the Board for review, the Compensation Committee determined in March 2024 to deem (i) all outstanding Company performance stock units (excluding certain Company performance stock units granted to certain employees of MSGE; for more information, see “Compensation Discussion and Analysis — Awards Issued in Connection with the MSGE Distribution”) and (ii) any Company performance stock units granted during the remainder of the 2024 fiscal year, earned at 100% of target and no longer subject to performance-based vesting requirements, but with such awards continuing to be subject to service-based cliff-vesting after three-years. These are collectively described as the "Converted PSUs". Following the change in fiscal year-end, subject to the Board’s review of the applicable long-range plans that correlate to performance targets during the applicable performance period, the Compensation Committee intends to revisit the historical practice of granting a mix of (i) performance-based awards, and (ii) restricted stock units, the value of which is tied to the performance of the market value of Class A Common Stock.
The value of the Converted PSUs remains tied to the performance of the market value of Class A Common Stock, which we believe directly aligns the NEOs with stockholders’ interests to increase stockholder value and provides the NEOs with a continuing stake in the long-term success of the Company. In addition, the Converted PSUs continue to vest in their entirety following a three-year period after the grant date (i.e., cliff vesting), which provides a strong retention element that encourages long-term service by the Company’s executives.
During fiscal year 2024, the Compensation Committee also granted “off-cycle” FY24 premium priced performance options to Mr. Dolan, Ms. Koester, and a select team of personnel who are key contributors to the success of Sphere, to incentivize and retain this successful team, and further enhance their focus on long-term value creation for stockholders.
The table below summarizes the elements of our general compensation program for the 2024 fiscal year and how each element was linked to Company performance.

Component		Performance Link		Description
Base Salary	Cash	•Fixed level of compensation determined primarily based on the role, job performance and experience •Intended to compensate NEOs for day-to-day services performed
Annual Incentive (Corporate Business Unit)	Cash	Financial (50%)	Sphere reportable segment results (80%): Consisting of: Sphere reportable segment revenue (70%); and Sphere reportable segment AOI (30%)
•Performance-based cash incentive opportunity
•Designed to be based on the achievement of predetermined Sphere and MSG Networks reportable segment financial performance measures and Corporate business unit strategic performance measures approved by the Compensation Committee

MSG Networks reportable segment results (20%): Consisting of: MSG Networks reportable segment revenue (50%); and MSG Networks reportable segment AOI (50%)
		Strategic (50%)	Corporate business unit strategic objectives
Annual Incentive (Sphere Commercialization and Sphere Venue Operations Business Units)	Cash	Financial (50%)	Sphere reportable segment revenue (70%)
•Performance-based cash incentive opportunity
•Designed to be based on the achievement of predetermined Sphere reportable segment financial measures and strategic Sphere Commercialization and Sphere Venue Operations business unit performance measures approved by the Compensation Committee

Sphere reportable segment AOI (30%)
		Strategic (50%)	Sphere Commercialization (weighted at 80%) and Sphere Venue Operations (weighted at 20%) business unit strategic objectives
Annual Incentive (MSG Networks Business Unit)	Cash	Financial (50%)	MSG Networks reportable segment revenue (50%)
•Performance-based cash incentive opportunity
•Designed to be based on the achievement of predetermined MSG Networks reportable segment financial measures and business unit strategic performance measures approved by the Compensation Committee

MSG Networks reportable segment AOI (50%)
		Strategic (50%)	MSG Networks business unit strategic objectives
Long- Term Incentive	Performance Stock Units (Converted PSUs) (50%)(1)	Stock Price Performance		•Stock-based award establishes direct alignment with our stock price performance and stockholder interests •Cliff-vest after three years

	Restricted Stock Units (50%)	Stock Price Performance		•Stock-based award establishes direct alignment with our stock price performance and stockholder interests •Vest ratably over three years
___________
(1)See “ — Elements of Our Compensation Program — Long-Term Incentives — Performance Stock Units,” for further information on the Company’s Converted PSUs and the Compensation Committee’s determination to deem Company performance stock units to be earned at 100% of target.

2024 Fiscal Year Annual Compensation Opportunities Mix
As described above, the Company’s compensation program is designed with significant at-risk components. For the 2024 fiscal year, a substantial majority of NEO compensation was at risk, with a majority of at-risk compensation granted in the form of long-term equity-based awards.
Executive Chairman and Chief Executive Officer Pay Mix(1)
Average NEO Pay Mix(1)(2)(3)
(excluding Executive Chairman and Chief Executive Officer)
______________
(1)Reflects the allocation of base salary, annual target bonus opportunity, and long-term incentive award target value as set forth in each current NEO’s employment agreement for the 2024 fiscal year (other than Ms. Koester as noted below), as well as the annualized grant date fair value of the FY24 premium priced performance options granted to Mr. Dolan and Ms. Koester (based on the grant date fair value divided by the three-year vesting period). Although in accordance with her employment agreement for the 2024 fiscal year Ms. Koester received prorated target bonus opportunities and long-term incentive target values given her start date of February 5, 2024, the above chart reflects her full base salary, annual target bonus opportunity, and long-term incentive award target value.
(2)As described below under “Executive Compensation Tables — Employment Agreements — Andrea Greenberg,” if Ms. Greenberg terminates her employment prior to September 1, 2024 for any reason on at least three months' prior written notice, then, subject to timely execution and non-revocation of a separation agreement, the time-based restrictions on each of Ms. Greenberg's outstanding restricted stock units and performance stock units will immediately be eliminated. Since the value of Ms. Greenberg's long-term incentive awards for the 2024 fiscal year is subject to our stock price performance, such awards have been included in the “At-Risk” value shown.
(3)Sum of compensation elements or the “At-Risk” value shown may not add to 100% (or “At-Risk” value) due to rounding.
Sound Compensation Governance Practices
The Company’s executive compensation program is overseen by the wholly independent Compensation Committee, with the support of an independent compensation consultant and independent legal counsel. We maintain a compensation program with strong governance features, including:

Compensation Practices
✓	Substantial proportion of standard annual compensation is at risk (93% for the Executive Chairman and Chief Executive Officer and 74% on average for the other NEOs)
✓	Short-term and certain long-term incentives earned based on the achievement of objective, predetermined performance goals
✓	Stockholder feedback considered in Compensation Committee review of compensation program
✓	Anti-hedging/pledging policies
✓	No excise tax gross-up provisions
✓	Review of tally sheets for each current NEO by Compensation Committee at least annually
✓	Fully independent Compensation Committee oversight of compensation decisions
✓	Compensation Committee utilizes support of an independent compensation consultant and independent legal counsel

COMPENSATION PROGRAM PRACTICES AND POLICIES
The following discussion describes the practices and policies implemented by the Compensation Committee during the fiscal year ended June 30, 2024.
In the Company’s most recent advisory “say-on-pay” proposal, which was held in 2023, a majority of stockholders (including a majority of holders of our Class A Common Stock) voted to approve, on an advisory basis, the Company’s executive compensation. The Compensation Committee considered the results of this vote, as well as the Company’s ongoing discussions with stockholders, in its assessment and development of the compensation program.
For the 2024 fiscal year, compensation for the NEOs was subject to employment agreements approved by the Company’s Compensation Committee. Information concerning the Company’s employment agreements with each NEO is set forth below under “Executive Compensation Tables — Employment Agreements.”
In fiscal year 2024, the Company entered into new employment agreements with Mr. Byrnes, effective as of December 8, 2023, and Ms. Koester, effective as of February 5, 2024, as amended effective June 10, 2024, in connection with her promotion to President and Chief Operating Officer of Sphere.
Mr. Dolan’s Renewal Employment Agreement
On June 30, 2024, the Company entered into a renewal employment agreement with Mr. Dolan, effective July 1, 2024, and with a term expiring on June 30, 2027. In late March 2024, counsel for Mr. Dolan and the Compensation Committee's independent legal counsel began discussions regarding the renewal employment agreement because his then existing employment agreement had a scheduled expiration date of June 30, 2024. The Compensation Committee previously had made independence determinations relating to its independent legal counsel and its independent compensation consultant and authorized that both be engaged for purposes of negotiations with Mr. Dolan and his counsel. The Compensation Committee further determined that all such negotiations were to take place solely between its independent legal counsel and counsel for Mr. Dolan.
At the direction of the Compensation Committee, in early April 2024, the Compensation Committee's independent legal counsel requested that counsel for Mr. Dolan provide the Compensation Committee with Mr. Dolan’s proposed material compensation terms for a renewal employment agreement. At the end of April 2024, counsel for Mr. Dolan presented their initial compensation proposal, with supporting documentation from their outside compensation consultant (the “Initial Proposal”). The compensation structure of the Initial Proposal differed from the compensation structure in the existing employment agreement in that it significantly reduced annual target cash compensation (base salary and bonus opportunity) and placed significant weight on the annual target long-term incentive component (in the form of performance vesting options, a substantial portion of which was proposed to be granted at the outset of the renewal term). The annual target total direct compensation set forth in the Initial Proposal represented an increase over what was provided for in the then current employment agreement.
The Compensation Committee, with the assistance of its independent legal counsel and independent compensation consultant, reviewed and analyzed the Initial Proposal and, in the course of its review and analysis, took into account the terms of the Initial Proposal as well as the annualized value during the proposed renewal term of the “off cycle” FY24 premium priced performance options previously granted to Mr. Dolan in October 2023. Following further consultation by the Compensation Committee with its independent legal counsel and independent compensation consultant, the Compensation Committee authorized its independent legal counsel to counter with a response that incorporated the reduced level of annual base salary and target bonus opportunity, but provided for a lower annual target long-term incentive component than that provided in the Initial Proposal (with the design of the annual performance equity compensation subject to further negotiation) (the “Committee Response”). As a result of the difference between the Initial Proposal and the Compensation Committee Response, the Compensation Committee's independent legal counsel and counsel for Mr. Dolan engaged in negotiations during June 2024. In the course of these negotiations, the Compensation Committee assessed each response from counsel to Mr. Dolan and formulated its counterproposals based on advice from its independent legal counsel and the independent compensation consultant. In connection with the Compensation Committee’s assessment of the proposals made by counsel for Mr. Dolan, formulation of its counterproposals and approval of the renewal employment agreement and performance vesting options, the Compensation Committee considered the “start-up” character of the Company's Sphere business and reviewed and analyzed a range of compensation related information, including industry specific and general market compensation data, the Company’s total stockholder return performance, various design features of the proposed long-term incentive equity awards (including the performance period, performance vesting hurdles, service vesting conditions, and the impact on various valuation considerations), the potential impact of the proposed long-term incentive equity awards on the Company's run rate and dilution, the terms of Mr. Dolan’s then existing employment agreement, his current and historical compensation, Mr. Dolan’s role, responsibilities and contribution, a comprehensive tally sheet and other factors viewed by the Compensation Committee as relevant. For more information on Mr. Dolan's renewal agreement, see “Executive Compensation Tables — Employment Agreements — James L. Dolan” below.
Role of the Compensation Committee
Our Compensation Committee administers our executive compensation program. The responsibilities of the Compensation Committee are set forth in its charter. Among other responsibilities, the Compensation Committee: (1) establishes our general compensation philosophy and, in consultation with management, oversees the development and implementation of compensation programs; (2) reviews and approves corporate goals and objectives relevant to the compensation of our executive officers who are required to file reports with the SEC under Section 16(a) of the Exchange Act, evaluates their performance in light of those goals and objectives, and determines and approves their respective compensation levels based on this evaluation; (3) oversees the activities of the committee or committees administering our retirement and benefit plans; and (4) administers our equity-based compensation plans. For more information about the Compensation Committee, please see “Board and
Governance Practices — Committees — Compensation Committee.”
Role of the Independent Compensation Consultant
The Compensation Committee has authority under its charter to engage outside consultants to assist in the performance of its duties and responsibilities. Our Compensation Committee utilizes the services of ClearBridge Compensation Group LLC (the “independent compensation consultant”), an independent compensation consultant, to assist in determining whether the elements of our executive compensation program are reasonable and consistent with our objectives.
The independent compensation consultant collaborates with independent legal counsel to the Compensation Committee and reports directly to the Compensation Committee and, at the request of the Compensation Committee, the independent compensation consultant meets with members of management from time to time for the purpose of gathering information on management proposals and recommendations to be presented to the Compensation Committee.
With respect to compensation matters for the fiscal year ended June 30, 2024, the services provided by the independent compensation consultant to the Compensation Committee included:
•Attending all Compensation Committee meetings;
•Providing information, research, and analysis pertaining to our executive compensation program for the 2024 fiscal year;
•Regularly updating the Compensation Committee on market trends, changing practices, and legislation pertaining to compensation;
•Assisting the Compensation Committee in making pay determinations for the executive officers;
•Assisting the Compensation Committee in connection with the entry into (i) the renewal employment agreement entered into on June 30, 2024, with the Executive Chairman and Chief Executive Officer (and related grant of performance vesting options), (ii) a new employment agreement with the Executive Vice President, Chief Financial Officer and Treasurer and (iii) a new employment agreement and subsequent amendment with the President and

Chief Operating Officer of Sphere (and related grant of FY24 premium priced performance options);
•Assisting with compensation-related matters following the MSGE Distribution, including with respect to the Converted PSUs;
•Advising on the design of the executive compensation program (including perquisites) and the reasonableness of individual compensation targets and awards, including with respect to the grant of off-cycle FY24 premium priced performance options;
•Conducting a compensation risk assessment;
•Preparing tally sheets for the Compensation Committee’s review, setting forth all components of compensation payable, and the benefits accruing, to the current NEOs for the fiscal year ended June 30, 2024, including all cash compensation, benefits, perquisites and the current value of outstanding equity-based awards;
•Providing advice and recommendations that incorporate both market data and Company-specific factors; and
•Assisting the Compensation Committee in connection with its periodic review of non-employee director compensation.
During the 2024 fiscal year, the independent compensation consultant provided no services to the Company other than those provided to the Compensation Committee.
The Compensation Committee charter requires the Compensation Committee to consider the NYSE independence factors before receiving advice from an advisor, despite the fact that such independence rules are not applicable to controlled companies. For the fiscal year ended June 30, 2024, the Compensation Committee concluded that the independent compensation consultant satisfies the independence requirements of the NYSE rules. In addition, the Compensation Committee believes that the independent compensation consultant’s work did not raise any conflicts of interest during the fiscal year ended June 30, 2024. In reaching this conclusion, the Compensation Committee considered the same rules regarding advisor independence.
Role of Executive Officers in Determining Compensation
The Compensation Committee reviews the performance and compensation of the Executive Chairman and Chief Executive Officer and, following discussions with the independent compensation consultant, establishes his compensation. Senior management of the Company assists the Compensation Committee and the independent compensation consultant as described in this Compensation Discussion & Analysis, and provides to the Compensation Committee, either directly or through the independent compensation consultant, management’s recommendations on the compensation for executive officers other than the Executive Chairman and Chief Executive Officer. Other members of management provide support to the Compensation Committee as needed. Based upon a review of performance and historical compensation, recommendations and information from members of management, and recommendations and discussions with the independent compensation consultant, the Compensation Committee determines and approves compensation for the executive officers.
Performance Objectives
As described below under “— Elements of Our Compensation Program,” performance-based incentive compensation is an important element of the Company’s executive compensation program.
The 2024 fiscal year annual incentive performance objectives are generally based on revenue and AOI of the Company's Sphere and MSG Networks reportable segments. The Company considers these performance objectives to be key measures of the Company’s financial operating performance.
The Company defines “AOI,” which is a non-U.S. GAAP financial measure, as operating income (loss) before (i) depreciation, amortization and impairments of property and equipment, goodwill and intangible assets, (ii) amortization for capitalized cloud computing arrangement costs, (iii) share-based compensation expense, (iv) restructuring charges or credits, (v) merger and acquisition-related costs, net of insurance recoveries, (vi) gains or losses on sales or dispositions of businesses and associated settlements, (vii) the impact of purchase accounting adjustments related to business acquisitions, and (viii) gains and losses related to the remeasurement of liabilities under the Company’s executive deferred compensation plan.

The performance measures used for purposes of annual incentives or long-term awards may contemplate certain potential future adjustments and exclusions.
Tally Sheets
The Compensation Committee has reviewed tally sheets prepared by the independent compensation consultant, setting forth all components of compensation payable, and the benefits accruing, to the current NEOs for the fiscal year ended June 30, 2024, including all cash compensation, benefits, perquisites and the current value of outstanding equity-based awards. The tally sheets also set forth potential payouts to the current NEOs upon various termination scenarios.
Determining Compensation Levels; Benchmarking
As part of the Compensation Committee’s review of total compensation for the fiscal year ended June 30, 2024, the independent compensation consultant assisted the Compensation Committee in: (1) determining if a peer group should be used for comparative purposes, (2) assessing executive compensation in light of internal and external considerations and (3) reviewing the Company’s equity and cash-based executive incentive programs, taking into account evolving market trends. The Compensation Committee, in consultation with the independent compensation consultant, considered broad market data (both industry-related and general industry data) and multiple broad-based compensation surveys in order to appropriately assess compensation levels.
For the fiscal year ended June 30, 2024, the Compensation Committee, in consultation with the independent compensation consultant, determined not to utilize a peer group or specific target positioning in determining compensation given the limited number of comparable publicly-traded companies.
In addition to the market data listed above, the Compensation Committee considered internal information (job responsibility, experience, parity among executive officers, contractual commitments, attraction and retention of talent and historical compensation) to determine compensation.

ELEMENTS OF OUR COMPENSATION PROGRAM
Our executive compensation philosophy is reflected in the principal elements of our executive compensation program, each of which is important to the Company’s goal of attracting, retaining, motivating and rewarding highly-qualified executive officers. The compensation program included the following key elements for the fiscal year ended June 30, 2024: base salary, annual cash incentives, long-term incentives, retirement, health and welfare and other benefits, which are generally provided to all other eligible employees, and additional executive officer benefits, including post-termination compensation under certain circumstances and certain perquisites, each as described below.
A significant percentage of total direct compensation is allocated to incentive compensation in accordance with the Compensation Committee’s philosophy. The Compensation Committee reviews historical compensation, other information provided by the independent compensation consultant and other factors, such as experience, performance, length of service and contractual commitments, to determine the appropriate level and mix of compensation for executive officers. The allocation between cash and equity compensation and between short-term and long-term compensation is designed to provide a variety of fixed and at-risk compensation that is related to the achievement of the Company’s short-term and long-term objectives.
Mr. Dolan was employed by MSGS and MSGE as each company’s Executive Chairman and Chief Executive Officer during the fiscal year ended June 30, 2024, and received separate compensation from MSGS and MSGE. While the Compensation Committee is aware that Mr. Dolan also receives compensation for services rendered to MSGS and MSGE, its own compensation decisions are based on its independent assessment and application of the compensation goals and objectives of the Company.
Mr. Granville-Smith was employed by MSGS and AMC Networks during the fiscal year ended June 30, 2024, and received separate compensation from MSGS and AMC Networks. While the Compensation Committee is aware that Mr. Granville-Smith also receives compensation for services rendered to MSGS and AMC Networks, its own compensation decisions are based on its independent assessment and application of the compensation goals and objectives of the Company.

The compensation program and philosophies discussed in this proxy statement reflect only compensation that is paid by the Company for services rendered to the Company, except as otherwise noted. For more information regarding the compensation of Mr. Dolan by MSGS and MSGE, see MSGS’s and MSGE’s 2024 Definitive Proxy Statements, respectively. For more information regarding the compensation of Mr. Granville-Smith by MSGS, see MSGS’s 2024 Definitive Proxy Statement.
Base Salaries
Our Compensation Committee is responsible for setting the base salaries of the executive officers, which are intended to compensate them for the day-to-day services that they perform for the Company. Base salaries for these executive officers have been set at levels that are intended to reflect the competitive marketplace in attracting and retaining quality executive officers. The employment agreement between the Company and each NEO contains (or contained, in the case of former executives) a minimum base salary level. For information regarding these base salary levels, please see “Executive Compensation Tables — Employment Agreements” below. The Compensation Committee reviews the salaries of the executive officers at least annually. The Compensation Committee may adjust base salaries for executive officers over time, based on their performance and experience and in accordance with the terms of their employment agreements.
The base salaries for each of Messrs. Dolan and Byrnes, Mses. Koester and Greenberg, and Messrs. Granville-Smith and Brunner as of the end of the fiscal year ended June 30, 2024 were as follows: $1,000,000, $1,000,000, $1,450,000, $1,350,000, $800,000, and $450,000, respectively. The base salary for Mr. Ranji at the time of his resignation was $625,000. See footnote 1 to “Executive Compensation Tables — Summary Compensation Table” for additional information regarding the base salaries, and actual amounts paid by the Company during the Company’s fiscal year. Pursuant to Mr. Dolan’s renewal employment agreement, effective July 1, 2024, Mr. Dolan’s base salary was reduced to $230,000. See “Executive Compensation Tables — Employment Agreements — James L. Dolan” for further details. The Compensation Committee generally determined salaries for NEOs after evaluation of Company and individual performance, market pay levels, the range of increases generally provided to the Company’s employees and, to the extent appropriate, management’s recommendations. The Compensation Committee determined Mr. Dolan’s base salary, effective July 1, 2024, in connection with the entry into the renewal employment agreement, in accordance with the process described above and taking into account the factors described therein.
Annual Cash Incentives
Overview
Annual cash incentives earned for performance in the 2024 fiscal year were determined by performance against goals established by the Compensation Committee under the Management Performance Incentive Plan (“MPIP”), except with respect to Mr. Byrnes, whose MPIP award was conditioned 50% on performance against goals set by the Compensation Committee and 50% on performance against goals set by the compensation committee of his prior employer, MSGE, as further discussed below. Under the MPIP, eligible members of management were provided an opportunity to earn an annual cash award. The size of the bonus pool was based on performance measures tied to reportable segment revenue and AOI targets for the 2024 fiscal year, as well as certain predetermined business unit strategic objectives (and with respect to Mr. Byrnes’ award, based 50% on MSGE performance objectives).
This annual incentive was designed to link executive compensation directly to the Company’s performance by providing incentives and rewards based upon business performance during the applicable fiscal year.
MPIP awards to all eligible employees were conditioned upon the satisfaction of predetermined financial and strategic objectives of the Company (and with respect to 50% of Mr. Byrnes’ award, conditioned upon the satisfaction of predetermined financial and strategic objectives of MSGE, where he had been employed for a substantial portion of the fiscal year). For the 2024 fiscal year, the Company applied a financial and strategic objectives weighting system, with performance against the financial and strategic objectives each weighted 50% for all business units. In connection with our fiscal year 2024 MPIP, we had six business units, consisting of Corporate, MSG Networks, Sphere Commercialization, Sphere Venue Operations, Sphere Ventures & Sphere Studios, and Sphere Development & Construction, each with their own strategic goals. The financial results for the Corporate business unit (including our NEOs other than Mses.

Koester and Greenberg) were based 80% on Sphere reportable segment financial results and 20% on MSG Networks reportable segment financial results. The financial results for the Sphere Commercialization and Sphere Venue Operations business units (including Ms. Koester) were based 100% on Sphere reportable segment financial results. The financial results for the MSG Networks business unit
(including Ms. Greenberg) were based 100% on MSG Networks reportable segment financial results. The weighting between financial and strategic objectives continues to reflect the Company’s long-term goals for transformative strategic growth and development, including the growth of Sphere.

Performance Against Financial Objectives 50%	+	Performance Against Strategic Objectives 50%	=	MPIP Result 100%
As discussed in “Performance Targets & Achievement Levels” below, the adjusted payout level of the annual cash incentives was determined to be: 100.0% for the Corporate business unit; 100.0% for the blended Sphere Commercialization and Sphere Venue Operations business units (based on a weighting of 80% and 20%, respectively); and 108.2% for the MSG Networks business unit.
Pursuant to the terms of Mr. Byrnes’ employment agreement, Mr. Byrnes’ annual cash incentive for the 2024 fiscal year was conditioned 50% on the performance of the Company and 50% on the performance of his prior employer, MSGE. With respect to the Company portion of Mr. Byrnes’ annual incentive award, performance was assessed against the financial and strategic objectives of the Corporate business unit, as determined by the Compensation Committee. With respect to the MSGE portion of Mr. Byrnes’ annual incentive award, performance was assessed against the financial and strategic objectives of MSGE, as determined by the compensation committee of MSGE. As a result of the adjusted Company and MSGE results, the payout level of Mr. Byrnes’ annual cash incentive was determined to be 126.5% (for more information regarding MSGE’s 2024 fiscal year annual incentive objectives, please see MSGE’s 2024 Definitive Proxy Statement).
Target Award Opportunities
Each employee eligible for an annual incentive award was assigned a target award equal to a percentage of that employee’s base salary as of the conclusion of the applicable fiscal year (with potential payouts not to exceed 200% of target).
Target annual incentive opportunities were based upon the applicable employee’s position, grade level, responsibilities, and historical and expected future contributions to the Company. In addition, each employment agreement between the Company and each of the NEOs contains (or contained, in the case of former executives) a minimum target annual incentive award level. The Compensation Committee reviews the target annual incentive award levels of the NEOs at least annually, subject to the minimum target annual incentive award level set forth in each employment agreement between the Company and each of the NEOs. See “Executive Compensation Tables — Employment Agreements” below.
Annual Incentive Payouts
The below table summarizes each NEO’s target annual incentive opportunity and actual 2024 fiscal year annual incentive payouts, as determined by the Compensation Committee.
The annual incentive payouts are described in more detail below.

Name	2024 Fiscal Year Base Salary(1)	Target Incentive (% of Base Salary)	Calculated 2024 Fiscal Year MPIP as a % of Target	Adjusted 2024 Fiscal Year MPIP as a % of Target(2)	Adjusted 2024 Fiscal Year Annual Incentive Award
Current NEOs
James L. Dolan	$1,000,000	200%	62.4%	100.0%	$2,000,000
David F. Byrnes(3)	$1,000,000	100%	107.7%	126.5%	$1,265,000
Jennifer Koester(4)	$1,450,000	150%	53.3%	100.0%	$906,250
Andrea Greenberg	$1,350,000	150%	108.2%	108.2%	$2,190,645
David Granville-Smith	$800,000	100%	62.4%	100.0%	$800,000
Gregory Brunner	$450,000	40%	62.4%	100.0%	$180,000
Former Executive
Gautam Ranji(5)	$625,000	100%	62.4%	100.0%	$208,333
______________
(1)Reflects the current NEOs’ base salaries as of the conclusion of the 2024 fiscal year and Mr. Ranji's base salary as of his separation date.
(2)As discussed below under “Performance Targets & Achievement Levels,” in recognition of the Sphere segment's operational accomplishments during the 2024 fiscal year, which are not fully recognized in the calculated payout percentages, the Compensation Committee determined to adjust the MPIP payout percentage for business units tied to Sphere segment results, resulting in an MPIP payout at target for all executive officers except Ms. Greenberg (who is within the MSG Networks segment).
(3)As described above, pursuant to the terms of his employment agreement, Mr. Byrnes’ 2024 fiscal year annual incentive payout was based 50% on the performance of his prior employer, MSGE, and 50% on the performance of the Company.
(4)Pursuant to the terms of her employment agreement, Ms. Koester received a prorated 2024 fiscal year annual incentive payout (based on the number of months remaining in the fiscal year as of her start date divided by 12). The amount in the table above reflects such proration. In addition, pursuant to the terms of her employment agreement, Ms. Koester was also provided a one-time cash award in the amount of $400,000, which was intended to compensate her for forfeited compensation from her previous employer and which is not included in the table above. Ms. Koester will be required to repay a prorated amount of the one-time cash award in the event of (i) her resignation (other than for “good reason” or due to her death or disability) or (ii) her termination by the Company for “cause,” each prior to February 5, 2025.
(5)With respect to Mr. Ranji, this table reflects the prorated annual incentive award earned during the fiscal year ended June 30, 2024 for the period from July 1, 2023 through November 3, 2023. See “Executive Compensation Tables — Termination and Severance” for a description of the benefits paid to Mr. Ranji upon his separation from the Company.
Performance Targets & Achievement Levels
Financial Component (50%):
For the fiscal year ended June 30, 2024, the MPIP financial performance objectives included rigorous reportable segment revenue and AOI targets, with potential payouts under this component ranging from 0-200% of target.
The financial component of the MPIP was determined after assessing financial performance against the predetermined targets. The MPIP provides for certain limited, pre-approved adjustments when evaluating the financial performance against the predetermined objectives. The measurement against the adjusted targets for the 2024 fiscal year provided the following calculated results:

Financial Metrics (Weighting)		2024 Fiscal Year Calculated Results
Sphere Reportable Segment Results	Sphere Reportable Segment Revenue (70%)	9.36% of target	6.55% of target
	Sphere Reportable Segment AOI (30%)	0.0% of target
MSG Networks Reportable Segment Results	MSG Networks Reportable Segment Net Revenue (50%)	84.40% of target	88.61% of target
	MSG Networks Reportable Segment AOI (50%)	92.81% of target
Corporate Business Unit Goals & Achievement: Based on the performance against the Sphere reportable segment predetermined financial performance objectives (weighted at 80%) and MSG Networks segment predetermined financial performance objectives (weighted at 20%), the calculated result of the financial component of the MPIP for the Corporate business unit (applicable to the NEOs other than Mses. Koester and Greenberg), giving effect to the payment provisions of the MPIP, was 23.0% of target.
Sphere Commercialization and Sphere Venue Operations Business Units Goals & Achievement: Based on the performance against the Sphere reportable segment predetermined financial performance objectives, the calculated result of the financial component of the MPIP for the Sphere Commercialization and Sphere Venue Operations business units (applicable to Ms. Koester), giving effect to the payment provisions of the MPIP, was 6.55% of target.
MSG Networks Business Unit Goals & Achievement: Based on the performance against the MSG Networks reportable segment predetermined financial performance objectives, the calculated result of the financial component of the MPIP for the MSG Networks business unit (applicable to Ms. Greenberg), giving effect to the payment provisions of the MPIP, was 88.61% of target.
Strategic Component (50%):
For the fiscal year ended June 30, 2024, the MPIP also included a performance component that measured achievement against relevant strategic goals which are reviewed and approved by the Compensation Committee at the beginning of each year.
Goal Setting Process: Each year, numerous specific goals that are aligned with the Company’s broad strategic initiatives are established for each business unit. Discrete milestones and tactics are enumerated to measure year-end achievement of these goals. As part of this process, each goal (and its related tactics) is assigned a weight, and at the end of the fiscal year, each goal and tactic’s level of achievement is evaluated and assigned a rating of 0-200%. Taking into account the weighted rating of each goal and underlying milestones and tactics, these ratings are then used to derive the overall strategic score for each business unit.
Corporate Business Unit Goals & Achievement: The strategic component for NEO payouts under the MPIP (except for Mses. Koester and Greenberg) was calculated based on the extent to which specific goals for the Corporate business unit were achieved in the 2024 fiscal year. As discussed below, the strategic component for the payout to Ms. Koester under the MPIP was based on specific goals for the Sphere Commercialization and Sphere Venue Operations business units, and the payout to Ms. Greenberg was based on specific goals for the MSG Networks business unit.
In fiscal year 2024, the Corporate business unit’s strategic component focused on numerous core strategies aimed at establishing structures and policies to drive value.
During the year, the Company expanded corporate responsibilities and staffing to achieve strategic priorities and business unit goals that included:
•Continued to improve how shared-service finance functions from MSGE support the Company, with increased focus on monthly forecasting, tracking key performance indicators, financial models and liquidity to drive actionable insights for the Company’s financial and operational teams, including:
◦Fully drew down on the $65 million delayed draw term loan facility with MSGE in July 2023 and repaid all outstanding amounts under the facility using approximately 1.9 million shares of the MSGE Class A common stock in August 2023;
◦Raised approximately $257 million of net proceeds from the sale of the Company’s remaining approximately 8.2 million shares of MSGE Class A common stock in September 2023; and
◦Completed a convertible debt financing in December 2023 for aggregate net proceeds of approximately $236 million.
•Management partnered on a variety of business items, including construction and zoning/planning matters that led to the successful opening of Sphere in Las Vegas in September 2023, the protection of Sphere intellectual property, strategic investments, and the exploration of other potential Sphere locations;
•Executed a comprehensive security operations plan centered around protecting our employees, guests, talent, vendors, venue and more; and
•Delivered reliable technology services to our employees and guests through an advanced technology infrastructure.
Based on the performance against these predetermined Corporate goals, the Compensation Committee determined the payout result of the strategic component of the MPIP for the Corporate business unit was achieved at 101.9% of target.
Sphere Commercialization and Sphere Venue Operations Business Units Goals & Achievement: The strategic component for Ms. Koester’s payout under the MPIP was calculated based on the extent to which specific goals for the Sphere Commercialization and Sphere Venue Operations business units were achieved in the 2024 fiscal year, weighted at 80% and 20%, respectively. In the 2024 fiscal year, the Sphere Commercialization and Sphere Venue Operations business units' strategic components focused on numerous initiatives, with a heavy focus on driving value.
During the year, the Company broadly expanded the commercialization of Sphere to drive global awareness and continuously improved venue operations to deliver a premium experience, achieving goals that included:
Broad commercialization for Sphere:
•Generated over $265 million in revenues for The Sphere Experience during fiscal year 2024 through a strategic mix including pricing, scaling, group ticketing, distribution and merchandising, and built a robust network of third-party and group sales channels to drive sales;
•Developed and executed innovative and efficient marketing plans that expanded global awareness of Sphere and highlighted the unique features of The Sphere Experience, including by building robust databases and customer segmentation for customized campaigns, developing original content and increasing international visitation;
•Enhanced branding and creative functions by building a dedicated production capacity that aims to service a majority of all Exosphere productions, improving scale, delivery, speed and efficiency; and
•Developed and executed premium hospitality strategy and sponsorship deals to drive recurring annual revenue.
Continuously improving venue operations to deliver a best in-class experience for guests, performers and employees:
•Ensured all venue systems were installed, approved and commissioned before venue opening and trained venue operating staff on physical systems as necessary;
•Evaluated, developed, and executed an overall guest experience strategy, addressing parking,

arrival and departure processes, and opportunities to improve food, beverage, and merchandise offerings, as well as contingency planning;
•Optimized facilities and scheduling to improve overall venue utilization, including the ability to host different event types in a single day;
•Analyzed the venue's staffing needs given the developing event calendar to ensure the appropriate administrative and event staffing to support a 24/7, 365 operation; and
•Shared insights with development and construction teams and other business partners within the Company to evaluate venue operations design and business plan for possible future venue opportunities.
Based on the performance against these predetermined goals of the Sphere Commercialization and Sphere Venue Operations business units, the Compensation Committee determined the payout result of the strategic component of the MPIP for Ms. Koester, based on the weighted payout results of the Commercialization and Sphere Venue Operations business units (weighted at 80% and 20%, respectively), was achieved at 100.0% of target.
MSG Networks Business Unit Goals & Achievement: The strategic component for Ms. Greenberg’s payout under the MPIP was calculated based on the extent to which goals for the MSG Networks business unit were achieved in the 2024 fiscal year. In the 2024 fiscal year, the MSG Networks business unit’s strategic component focused on optimizing the core regional sports network business while driving cost efficiencies and scaling our DTC business MSG+, achieving goals that included:
•Renewed affiliation agreements with several distributors, including a multi-year agreement with a major affiliate;
•Reached a multi-year rights renewal agreement with the NHL’s New Jersey Devils;
•Grew advertising revenues, primarily driven by MSG+;
•Optimized MSG+ for its inaugural 2023/24 season, and generated distribution revenues through MSG+ monthly and annual subscriptions, as well as per-game purchases; and
•Evaluated strategic alliances with programming and marketing partners, including YES, which led to the formation of GAME.
Based on the performance against these predetermined MSG Networks goals, the Compensation Committee determined the payout result of the strategic component of the MPIP for the MSG Networks business unit was achieved at 127.8% of target.
Discretionary Adjustment for Business Units Tied to Sphere Segment Results
Upon review of the calculated MPIP payout level for business units tied to the Sphere segment results, and based on recommendations from management and in consultation with the independent compensation consultant, the Compensation Committee determined the calculated results did not fully recognize the important Sphere segment achievements during the 2024 fiscal year and properly reward employees for their significant contributions. In particular, the 2024 fiscal year was a noteworthy year as it was the inaugural year for the Sphere segment, in which management opened and operated the next generation entertainment medium and successfully learned and adapted during the year to deliver a number of important milestones. These milestones were not only significant during the 2024 fiscal year but are also key to the Company’s long term-strategy and growth. Some of these 2024 fiscal year accomplishments included:
•Successfully opening the Sphere in Las Vegas on September 29, 2023, and hosting millions of guests across more than 700 events;
•Welcoming global rock band U2 for a total of 40 sold-out concerts, which was followed by 4 shows from Phish and 18 shows from Dead & Company (as part of their 30-concert total run through August 2024);
◦Premiering the Company’s original content category – The Sphere Experience – on October 6, 2023;
◦Hosting an array of marquee sports and corporate events, including the inaugural Formula 1 Las Vegas Grand Prix, the 2024 NHL

Draft, and the venue’s first corporate keynote event with Hewlett Packard Enterprise;
•Launching Sphere’s Exosphere – the venue's exterior and world’s largest fully-programmable LED screen – on July 4, 2023 and welcoming numerous global brands during fiscal year 2024; and
•Making strategic leadership changes within the Sphere segment with the goal of positioning the Company for long-term growth.
In addition, management and the Compensation Committee recognize the importance of retaining, motivating and rewarding the Company’s talent in a competitive industry.
In light of these considerations, and given that the MPIP provides the Compensation Committee with flexibility to make equitable adjustments, the Compensation Committee determined to adjust the MPIP payout percentage for business units tied to Sphere segment results (including the Corporate, Sphere Commercialization and Sphere Venue Operations business units), resulting in an MPIP payout at target for all executive officers except Ms. Greenberg (who is within the MSG Networks segment).
Annual Cash Incentive Payout: As discussed above, the payout level of the annual cash incentives was determined to be: 100.0% for the Corporate business unit; 100.0% for the blended Sphere Commercialization and Sphere Venue Operations business units (based on a weighting of 80% and 20%, respectively); and 108.2% for the MSG Networks segment.
Long-Term Incentives
Long-term incentives represent a substantial portion of our executive officers’ annual total direct compensation. For the fiscal year ended June 30, 2024, standard long-term incentives were comprised of restricted stock units and performance stock units (Converted PSUs). As noted above, the decision to deem performance stock units granted during the 2024 fiscal year earned at 100% of target and no longer subject to performance-based vesting requirements occurred as a result of the unique circumstances associated with the spin-off of MSGE and the new business strategies being developed for Sphere. See “— Elements of Fiscal Year 2024 Compensation & Performance Objectives,” for further information on the Company’s Converted PSUs and the Compensation Committee’s determination. The shift for the fiscal year ended June 30, 2024 is not intended to represent a change from the Company’s plan design for the equity mix comprising long-term compensation.
The Compensation Committee believes this equity mix:
•Establishes strong alignment between executive officers and the interests of the Company’s stockholders;
•Provides meaningful incentive to drive actions that will improve the Company’s long-term stockholder value; and
•Supports the Company’s objectives of attracting and retaining the best executive officer talent.
The following table summarizes our 2024 fiscal year standard annual long-term incentive awards to our NEOs:

Element	Weighting	Summary
Restricted Stock Units	50%	✓Share-based award establishes direct alignment with our stock price performance and stockholder interests ✓Vest ratably over three years
Converted PSUs	50%	✓Share-based award establishes direct alignment with our stock price performance and stockholder interests ✓Cliff-vest after three years

Additional information regarding long-term incentive awards granted to NEOs during the 2024 fiscal year is set forth in the “Summary Compensation Table” and the “Grants of Plan-Based Awards” table under “Executive Compensation Tables” below.
Pursuant to Mr. Dolan’s renewal employment agreement, effective July 1, 2024, in lieu of participating in the Company’s long-term incentive program and subject to his continued employment by the Company and approval of the Company’s 2020 Employee Stock Plan, as amended (Proposal 3), Mr. Dolan (i) was granted on July 1, 2024, non-qualified performance vesting options to purchase 1,800,000 shares of Class A Common Stock, and (ii) is entitled to receive non-qualified performance vesting options to purchase 984,700 shares of Class A Common Stock, which shall be granted on the first business day of the 2025 calendar year, provided that if material non-public information exists at such time, the Compensation Committee may delay such grant for up to five business days after the date on which no such material non-public information exists. See “Executive Compensation Tables — Employment Agreements — James L. Dolan” and “Proposal 3 — Approval of the Company’s 2020 Employee Stock Plan, as Amended” for further details.
Restricted Stock Units
Restricted stock units serve to align executive officers’ interests with those of our stockholders and promote the retention of employees, including the NEOs.
The Compensation Committee approved the awards of restricted stock units shown in the table below to the NEOs for the fiscal year ended June 30, 2024 pursuant to the Company’s 2020 Employee Stock Plan, as amended (the “Employee Stock Plan”) and, in the case of Ms. Greenberg, the MSG Networks Inc. 2010 Employee Stock Plan, as amended and assumed by the Company in the Networks Merger (“MSGN’s Employee Stock Plan”).

Name	Restricted Stock Units	Grant Date Fair Value(1)
Current NEOs
James L. Dolan	80,689	$2,948,376
David F. Byrnes(2)	1,124	$46,579
Jennifer Koester(3)	20,487	$848,981
Andrea Greenberg	33,957	$1,240,789
David Granville-Smith	26,897	$982,816
Gregory Brunner	4,438	$162,165
Former Executive
Gautam Ranji	10,087	$368,579
_______________
(1)The grant date fair value listed above is calculated in accordance with Topic 718. The Company determines the number of restricted stock units to grant by dividing the target grant value by the 20-trading day average ending on the day before the date of approval by the Compensation Committee.
(2)This amount was granted in April 2024 to reflect the long-term incentive opportunity for fiscal year 2024 under Mr. Byrnes’ employment agreement with the Company. Prior to re-joining the Company, Mr. Byrnes received an award of 26,464 MSGE restricted stock units ($820,384 grant date fair value) granted by the MSGE compensation committee in September 2023 in accordance with his employment agreement with MSGE. For more information regarding MSGE’s 2024 fiscal year long-term incentives, see MSGE’s 2024 Definitive Proxy Statement.
(3)This amount was granted in April 2024 to reflect the long-term incentive opportunity under Ms. Koester’s employment agreement on a pro rata basis. Pursuant to the terms of her employment agreement, Ms. Koester was also provided a one-time special restricted stock unit award in April 2024 of 35,964 units ($1,490,348), which was intended to compensate her for forfeited compensation from her previous employer and which is not included in the table above.

Standard restricted stock units vest ratably over three years on September 15th of each year following the year of grant, subject to continued employment and employment agreement terms (as applicable). Mid-year grants in respect of an out-of-cycle promotion, increase in compensation or new-hire typically vest on the same timeframe as standard restricted stock units granted that fiscal year.
Performance Stock Units
Prior to the spin-off of the Company’s traditional live entertainment business, the Company historically granted performance stock units with financial performance targets set by the Compensation Committee based on the Company’s long-range plan, as reviewed by the Board. Performance stock units are intended to align our executive officers’ interests with those of our stockholders, with a focus on long-term financial results.
As discussed under “Elements of Fiscal Year 2024 Compensation & Performance Objectives,” as a result of the unique circumstances associated with the spin-off of MSGE and the new business strategies being developed for Sphere, the Compensation Committee determined in March 2024 to deem (i) all outstanding Company performance stock units (excluding certain Company performance stock units granted to certain employees of MSGE; for more information see “Awards Issued in Connection with the MSGE Distribution”) and (ii) any Company performance stock units granted during the remainder of the 2024 fiscal year, earned at 100% of target and no longer subject to performance-based vesting requirements, but with such awards continuing to be subject to service-based cliff-vesting after three years.
The Converted PSUs consist of: (i) performance stock units granted in August 2021, excluding certain performance stock units granted to certain employees of MSGE, and the mid-year grant of performance stock units in April 2022 to Messrs. Dolan and Byrnes (the “FY22 Converted PSUs”); (ii) performance stock units granted in August 2022, excluding certain performance stock units granted to certain employees of MSGE, (the “FY23 Converted PSUs”); and (iii) performance stock units granted in September 2023 and the mid-year grant of performance stock units in April 2024 to Mr. Byrnes and Ms. Koester (the “FY24 Converted PSUs”), for more information regarding the excluded performance stock units, see “Awards Issued in Connection with the MSGE Distribution.” The FY22 Converted PSUs settled in shares on September 15, 2024 and the FY23 Converted PSUs and FY24 Converted PSUs are scheduled to settle in shares on September 15, 2025 and September 15, 2026, respectively.
The value of the Converted PSUs remains tied to the performance of the market value of Class A Common Stock, which we believe directly aligns the NEOs with stockholders’ interests to increase stockholder value and provides the NEOs with a continuing stake in the long-term success of the Company. In addition, the Converted PSUs continue to vest in their entirety following a three-year period after the grant date (i.e., cliff vesting), which provides a strong retention element that encourages long-term service by the Company’s executives.
2024 Fiscal Year Performance Stock Unit (Converted PSU) Grants
During the fiscal year ended June 30, 2024, the Compensation Committee approved the following awards of performance stock units (Converted PSUs) to the NEOs for the 2024-2026 fiscal year period:

Name	Converted PSUs	Grant Date Fair Value(1)
Current NEOs
James L. Dolan	80,689	$3,975,547
David F. Byrnes(2)	1,124	$46,579
Jennifer Koester(3)	20,487	$848,981
Andrea Greenberg	33,957	$1,673,061
David Granville-Smith	26,897	$1,325,215
Gregory Brunner	4,438	$218,660
Former Executive
Gautam Ranji	10,087	$496,986

_______________
(1)The grant date fair value listed above is calculated in accordance with Topic 718. The Company determines the number of performance stock units to grant by dividing the target grant value by the 20-trading day average ending on the day before the date of approval by the Compensation Committee.
(2)This amount was granted in April 2024 to reflect the long-term incentive opportunity for fiscal year 2024 under Mr. Byrnes’ employment agreement with the Company. Prior to re-joining the Company, Mr. Byrnes received an award of 26,464 MSGE performance stock units (at target) ($820,384 grant date fair value) granted by the MSGE compensation committee in September 2023 in accordance with his employment agreement with MSGE.
(3)This amount was granted in April 2024 to reflect the long-term incentive opportunity under Ms. Koester’s employment agreement on a pro rata basis.
The Converted PSUs are structured to be settled on September 15th following a three-year cliff-vesting period after the date of grant. Mid-year grants in respect of an out-of-cycle promotion, increase in compensation or new-hire typically settle on the same timeframe as the Converted PSUs granted that fiscal year.
Fiscal Year 2024 Performance Options
The Company’s first Sphere opened in Las Vegas in late September 2023, which represented the culmination of the Company’s efforts to introduce a next-generation entertainment medium powered by cutting-edge technologies that enables multi-sensory storytelling at an unparalleled scale. The genesis of the Sphere concept originated with Mr. Dolan, the Company’s Executive Chairman and Chief Executive Officer, and over the years he and a small team have worked together to implement the novel and unique live entertainment experience associated with Sphere. Their efforts in developing Sphere’s cutting-edge technologies — including a 16K x 16K screen and Sphere Immersive Sound, an advanced audio system that delivers crystal-clear, concert-grade sound to every seat in Sphere through beamforming and wave field synthesis technology — have established Sphere as a next-generation entertainment medium. The Company is exploring selectively extending the Sphere network beyond Las Vegas to other markets around the world, with the Company’s intention to utilize several options, such as joint ventures, equity partners, a managed venue model, and non-recourse debt financing.
The long-term success of expanding the Sphere business, and its transformative venues and productions, is contingent upon our Executive Chairman and Chief Executive Officer and his team of valuable individuals continuing to lead the effort, and having the Company draw on their unique skills and hands-on, teams-based experience acquired during years of working together. The team’s background and experience that spans across venue design and construction, immersive technology, original content creation and venue operations, also renders this team as highly attractive targets in a competitive global market for talent in the entertainment and consumer experience sectors. In light of the unique moment in the Company’s evolution with the opening of the Las Vegas Sphere, the potential for significant stockholder value creation that it represents, and external exposure it has generated for the team that developed Sphere, there is risk that current compensation arrangements for this team may not adequately retain, incentivize, motivate and align with stockholders these critical individuals for the extended period necessary for developing and expanding the Sphere business.
In light of these considerations, in connection with the opening of Sphere in Las Vegas, management provided background to the Compensation Committee on the status of individuals associated with Sphere who are critical given their unique skill set. Management asked that the Compensation Committee consider the grant of “off-cycle” performance awards to the Executive Chairman and Chief Executive Officer and a select team of personnel who have been, and who are expected to continue to be, key contributors to the success of Sphere, to incentivize and retain this successful team, and further enhance their focus on long-term value creation for the stockholders.
In response, the Compensation Committee requested that its independent compensation consultant provide additional information (including market data) to allow the Compensation Committee to consider performance awards. Management also updated the Compensation Committee on the status of Sphere personnel following the Las Vegas opening.
In considering management’s request, the Compensation Committee reviewed various factors to be addressed as part of an equity award arrangement. First, eligible recipients should be limited to the Chief

Executive Officer and the small team directly involved in the development and operation of Sphere. Second, awards should be strictly performance in nature, so that increased stockholder value was a condition for recipients realizing any value on their awards, and to that end management’s interest would be aligned with stockholders by ensuring that awards required increases in stock price (and market capitalization). Third, awards should evidence a significant retention element, so that even if performance targets were satisfied, the awards would not vest unless the recipient satisfied service vesting criteria consistent with the long-term development objectives associated with the Sphere business plan. Fourth, the timing of the grants should be in close proximity to the opening of Sphere in Las Vegas and be made to the team as a group, to provide the team as a whole with a meaningful incentive to drive, and an opportunity to participate in, value creation for the Company and its stockholders soon after the debut of Sphere. Finally, proposed awards should be reviewed in the context of existing and future compensatory arrangements.
Over a series of meetings in September and October 2023, which included consultation with its independent outside compensation consultant and independent legal counsel, the Compensation Committee determined to implement performance awards for the Executive Chairman and Chief Executive Officer and a small group of other personnel in the form of premium priced options. In connection with this determination, the independent outside compensation consultant assisted the Compensation Committee in reviewing a number of factors, including the proposed structure of the awards, share usage associated with the awards to proposed recipients, and the value creation for stockholders associated with achieving various premium exercise prices. The Compensation Committee viewed premium priced options as establishing a close alignment with stock performance and stockholders’ interests. In order to enhance the performance aspect of the award, the premium priced options were designed (i) to be in-the-money for three equal tranches of shares but only if the exercise price for each tranche, respectively, was in excess of 125%, 135% and 150% of the closing market price of Class A Common Stock on the NYSE on the date of grant, and (ii) to cliff vest only if the recipient remains employed by, or provides services to, the Company, through to and including the third (3rd) anniversary of the grant date (subject to certain limited exceptions). The term of the options extends ten (10) years from the date of grant.
In considering a performance award for the Executive Chairman and Chief Executive Officer, the Compensation Committee took into account the significant leadership role and vision that Mr. Dolan has exhibited over the years in bringing Sphere to fruition and his importance in expanding the future business of Sphere. In determining the grant date fair value of the award for Mr. Dolan, management provided to the Compensation Committee material showing the potential future value of a premium priced option assuming a significant increase in stock price. The independent outside compensation consultant then provided the Compensation Committee with (i) the grant date fair value associated with the management presentation and a range of market data for “off cycle” awards (and related grant date fair values) to chief executive officers, including industry-specific data from media and entertainment businesses and additional market data for companies in the broad market, and (ii) various projections showing the increase in market capitalization that would benefit stockholders at projected higher stock prices in the future, and the percentage of that incremental value that could be realized for proposed awards to the Executive Chairman and Chief Executive Officer and the other award recipients. The independent outside compensation consultant also provided the Compensation Committee with market context to assess the impact of the annualized value of the grant date fair value of a proposed performance award on the current annual total direct compensation of the Executive Chairman and Chief Executive Officer, information relating to the Company’s performance and stockholder return, and the last three long term incentive awards previously provided to the Executive Chairman and Chief Executive Officer.
After consultation with its independent compensation consultant and review of the material provided, and after reviewing the internal parity of the grant date fair value of awards to the other recipients, the Compensation Committee determined to grant the Executive Chairman and Chief Executive Officer a premium priced option with a grant date fair value of $17.2 million. The performance award consisted of premium priced stock options in three tranches (the closing market price of our Class A Common Stock on the NYSE on October 20, 2023, the date of grant, was $33.78). The first tranche provides the option to purchase 408,164 shares of Class A Common Stock with an option exercise price of $42.23. The second tranche provides the option to purchase 408,164 shares of Class A Common Stock with an option exercise price of $45.60. Finally, the third tranche provides the option to purchase 408,164 shares of Class A Common Stock with an option exercise price of $50.67. The stock options will cliff vest on October 20, 2026 if Mr. Dolan has remained employed by, or provided services to, the Company or any of its subsidiaries through such date (subject to certain limited exceptions).
The performance awards for all grantees other than Ms. Koester (as described below) were made by the Compensation Committee on October 20, 2023, and the award to the Executive Chairman and Chief Executive Officer is generally on the same terms as performance awards to the other personnel.
Ms. Koester became the President of Sphere Business Operations on February 5th, 2024. In recognition of the criticality of this role to the future success of the Company, and to further align Ms. Koester with the small but critical team of Sphere executives, management asked that the Compensation Committee consider granting Ms. Koester the same “off-cycle” performance awards as had been granted to the Executive Chairman and Chief Executive Officer and the select team of personnel who have been, and are expected to continue to be, key contributors to the success of Sphere, to incentivize and further enhance her focus on long term value creation for the stockholders. After consultation with its independent outside compensation consultant and independent legal counsel, the Compensation Committee provided in Ms. Koester’s employment agreement for the grant of a one-time award of premium priced options to purchase 475,000 shares of our Class A Common Stock. Such grant was made on Ms. Koester’s start date, February 5, 2024, pursuant to the terms of Ms. Koester’s employment agreement, and had a grant date fair value of $7.9 million. Ms. Koester’s performance award is generally on the same terms as Mr. Dolan’s performance award, except that the first tranche (with an option exercise price of $42.23) provides the option to purchase 158,333 shares of Class A Common Stock, the second tranche (with an option exercise price of $45.60) provides the option to purchase 158,333 shares of Class A Common Stock, and the third tranche (with an option exercise price of $50.67) provides the option to purchase 158,334 shares of Class A Common Stock. These performance awards are collectively referred to herein as the FY24 premium priced performance options.
Treatment of MSGN Equity Awards
In connection with the Networks Merger, the MSGN stock options and restricted stock unit awards, including such awards held by any NEO who was also employed by MSGN, were assumed by the Company and converted into a stock option or restricted stock unit denominated in shares of Class A Common Stock based on an exchange ratio of 0.172 (stock options and restricted stock units subject to performance vesting conditions were converted to stock options and restricted stock units, as applicable, with time-vesting conditions for the remainder of the performance period assuming the performance conditions were achieved at 100% of target). Additional details regarding the assumption and conversion of the MSGN awards is available in the joint proxy statement/prospectus filed by the Company and MSGN in connection with the Networks Merger.
Compensation Committee Policies Related to Certain Compensation Matters
The Compensation Committee’s charter sets forth certain provisions relating to the consideration and granting of annual equity-based awards and other compensation.
The Compensation Committee is required to establish a schedule for the consideration and granting of annual equity-based and other compensation, and the meeting to approve any annual equity-based awards and incentive compensation awards shall promptly follow the announcement of the Company’s year-end earnings (except as the Compensation Committee may otherwise agree). The Compensation Committee also has the authority in its discretion to approve equity-based awards at other times during the year for other reasons, including to provide compensation to new employees.
In addition, the Compensation Committee’s charter sets forth certain procedural matters relating to the granting of stock options.
Insider Trading Policy
We have an insider trading policy that governs the purchase, sale and other disposition of our securities by our employees, directors and consultants. We believe our insider trading policy is reasonably designed to promote compliance with insider trading laws, rules and regulations and the exchange listing standards applicable to us. Among other things, our insider trading policy prohibits our employees, directors and consultants from trading in our securities while in possession of material non-public information. The foregoing summary of our insider trading policy does not purport to be complete and is qualified by reference to the full text of our insider trading policy, a copy of which can be found as an exhibit to our 2024 Form 10-K.
Hedging and Pledging Policies
The Company’s Insider Trading Policy prohibits all directors, consultants and employees (including NEOs), and all members of their immediate families or any individual who is materially dependent upon them for financial support who reside in the same household, from directly or indirectly (i) engaging in short sales, short sales against the box or other “hedging” transactions unless otherwise permitted by the Company and (ii) placing securities in margin accounts or otherwise pledging Company securities.
Clawback Policy
The Company’s Clawback Policy, which was established in accordance with the listing requirement of the NYSE, provides for the recovery or “clawback” of certain erroneously awarded incentive-based compensation in the event that the Company is required to prepare an accounting restatement. The policy is effective December 1, 2023 and applies to incentive-based compensation received by current and former executive officers of the Company during the three fiscal years preceding an accounting restatement and after the effective date of the NYSE’s listing requirement, October 2, 2023.

Vesting and Holding Requirements
Under our executive compensation program for the fiscal year ended June 30, 2024, annual restricted stock unit awards vest ratably over three years and Converted PSU awards cliff-vest after three years, in each case, so long as the recipient is continuously employed by the Company, MSGE, MSGS, or any of their respective subsidiaries, until the applicable vesting date (and subject to any applicable terms of the award agreements and their employment agreement, which may supersede any continued employment obligations). As noted above, the FY24 premium priced performance options are also subject to cliff-vesting after three years, as are the performance vesting options granted pursuant to Mr. Dolan’s renewal employment agreement. With respect to our non-employee directors, and as discussed above under “— Director Compensation,” compensation includes annual awards of restricted stock units. Pursuant to the award agreements, directors’ restricted stock units are settled in shares of Class A Common Stock (or, in the Compensation Committee’s discretion, cash) on the first business day following 90 days after the director incurs a separation from service (other than in the event of a director’s death, where the restricted stock units are settled immediately). One effect of the three-year cliff vesting and three-year ratable vesting, as the case may be (with respect to our NEOs and eligible employees), and the holding requirements (with respect to our non-employee directors), is to require each of our non-employee directors, NEOs and eligible employees to maintain significant holdings of Company securities at all times.

BENEFITS
Benefits offered by the Company to its executive officers generally provide for retirement income and serve as a safety net against hardships that can arise from illness, disability or death. The executive officers are generally eligible to participate in the same health and welfare benefit plans made available to the other benefits-eligible employees of the Company, including, for example, medical, dental, vision, life insurance and disability coverage. Notwithstanding the foregoing, following the MSGE Distribution, Mr. Dolan ceased participating in certain Company benefit plans, including the Company’s medical, dental and vision plans, as he began receiving such benefits from MSGE.
Defined Benefit Plans
Prior to the MSGE Distribution, the Company sponsored a cash balance pension plan (the “Cash Balance Pension Plan”), a tax-qualified defined benefit plan for participating employees, including certain executive officers. The Cash Balance Pension Plan is currently sponsored by MSGE. All benefits under the MSGE Cash Balance Pension Plan are provided by MSGE.
The Company sponsors the MSGN Holdings, L.P. Excess Cash Balance Plan (the “MSGN Excess Cash Balance Plan”), a nonqualified deferred compensation plan under which the Company provides additional benefits to certain employees, including Ms. Greenberg, who are restricted by the applicable Internal Revenue Service (“IRS”) annual compensation limitation under the Cash Balance Pension Plan. Each of the Cash Balance Pension Plan and MSGN Excess Cash Balance Plan were frozen to new participants and future benefit accruals effective as of December 31, 2015 (for the Cash Balance Pension Plan and the MSGN Excess Cash Balance Plan, accrued benefits continue to earn interest credits).
More information regarding the Cash Balance Pension Plan and the MSGN Excess Cash Balance Plan is provided in the Pension Benefits table under “Executive Compensation Tables” below.
Defined Contribution Plans
Prior to the MSGE Distribution, the Company sponsored the Madison Square Garden 401(k) Savings Plan (the “Savings Plan”), a tax-qualified retirement savings plan, for participating employees, including executive officers. Following the MSGE
Distribution, sponsorship of the Savings Plan was transferred to MSGE and the Company (including MSGN), MSGS and their respective subsidiaries contribute as participating employers. Under the Savings Plan, participants may contribute into their plan accounts a percentage of their eligible pay on a pre-tax or Roth 401k after-tax basis as well as a percentage of their eligible pay on an after-tax basis. The Savings Plan provides (a) fully-vested matching contributions equal to 100% of the first 4% of eligible pay contributed on a pre-tax or Roth 401k after-tax basis by participating employees and (b) a discretionary non-elective contribution by the applicable employer. In the event of a change in employment among the Company, MSGE, MSGS or any of their respective subsidiaries, the cost of the matching contribution or any discretionary contribution made to such individual during the applicable calendar year is equitably shared among the applicable companies to reflect the portion of the year such individual was employed by such company.
In addition, the Company offers the MSGN Holdings, L.P. Excess Savings Plan and the Sphere Entertainment Excess Savings Plan (together, the “Excess Savings Plans”), nonqualified deferred compensation plans, to certain employees, including executive officers, whose contributions to the Savings Plan are restricted by the applicable IRS annual compensation limitation and/or the income deferral limitation. Prior to the MSGE Distribution, the Company offered the MSG Entertainment Group, LLC Excess Savings Plan to employees but sponsorship of this plan was transferred to MSGE following the MSGE Distribution. More information regarding the Excess Savings Plans is provided in the Nonqualified Deferred Compensation table under “Executive Compensation Tables” below.
Matching contributions and discretionary contributions made by the Company in the fiscal year ended June 30, 2024 in respect of the NEOs under the Savings Plan and the Excess Savings Plans are set forth in the Summary Compensation Table under “Executive Compensation Tables” below.
Executive Deferred Compensation Plan
The Company sponsors the Sphere Entertainment Co. Executive Deferred Compensation Plan (the “EDCP”), pursuant to which certain employees, including executive officers, may elect to participate. Pursuant to the EDCP, participants may make elective base salary or bonus deferral contributions. Participants may make individual investment elections that will determine the rate of return on their deferral amounts under the EDCP. The EDCP does not provide any above-market returns or preferential earnings to participants, and the participants’ deferrals and their earnings are always 100% vested. The EDCP does not provide for any Company contributions. Participants may elect at the time they make their deferral elections to receive their distribution either as a lump sum payment or in substantially equal annual installments over a period of up to five years.

MSG Cares Charitable Matching Gift Program
Since the 2020 fiscal year, our employees, including our NEOs, have also been eligible to participate in the MSG Cares Charitable Matching Gifts Program. Under this program, the Company matches charitable contributions made by our employees, including the NEOs, to eligible 501(c)(3) organizations of the employee’s choice in an aggregate amount of up to $1,000 per employee or $5,000 per employee for members of management (including certain of our NEOs) for each fiscal year.

PERQUISITES
The Company provides certain perquisites to executive officers as described below. Additional information concerning perquisites received by each of the NEOs is set forth in the Summary Compensation Table under “Executive Compensation Tables” below. The perquisites described below are provided pursuant to arrangements between the Company and MSGE.
Car and Driver
Mr. Dolan and Ms. Koester have regular access to cars and drivers, which they are permitted to use for personal use in addition to business purposes. In the case of Mr. Dolan, such costs are shared equally by the Company, MSGE and MSGS. In addition, certain other executive officers and members of management have had access to cars and drivers on a limited basis for personal use. To the extent employees used a car and driver for personal use without reimbursement to the Company, those employees were imputed compensation for tax purposes.
Aircraft Arrangements
During fiscal year 2024, the Company had access to certain aircraft through timesharing arrangements with a subsidiary of MSGE (such subsidiary having access to leased aircraft, including through arrangements with various Dolan family entities) and with a subsidiary of MSGS (such subsidiary having access to leased aircraft). Mr. Dolan is permitted to use such aircraft for personal use and is not required to reimburse the Company for such use. Additionally, Mr. Dolan has access to helicopter travel, including for personal travel. Helicopter use has primarily been for commutation and he is not required to reimburse the Company for such use. Such costs are shared equally by the Company, MSGE and MSGS (so that the Company is responsible for 33.3% of such costs).
See “Transactions with Related Parties — Aircraft Arrangements.” Ms. Koester is also permitted to use aircraft, including helicopters, for personal use for up to 25 hours annually and is not required to reimburse the Company for such use.
The Company reimburses MSGE and MSGS for the incremental variable costs associated with the personal use of aircraft (except as noted above). To the extent any executive officer or other employee used any of the aircraft, including helicopters, for personal travel without reimbursement to the Company, they were imputed compensation for tax purposes based on the Standard Industry Fare Level rates that are published biannually by the IRS. For compensation reporting purposes, we valued the incremental cost of the personal use of the aircraft based on the variable costs incurred by the Company net of any reimbursements received from executive officers. The incremental cost of the use of the aircraft does not include any costs that would have been incurred by the Company whether or not the personal trip was taken.
Executive Security
Mr. Dolan participates in MSGE’s executive security program, including services related to cybersecurity and connectivity. Such costs are shared equally by the Company, MSGE and MSGS. See “Transactions with Related Parties — Relationship Between Us, MSGE, MSGS and AMC Networks.” Because certain of these costs can be viewed as conveying personal benefits to Mr. Dolan, they are reported as perquisites.

Other
From time to time certain employees, including the NEOs (and their guests), have access at no cost to tickets to Company events, and may also purchase tickets at face value. Attendance at such events is integrally and directly related to the performance of their duties, and, as such, we do not deem the receipt of such tickets to be perquisites. In addition, certain employees, including NEOs (and their guests), may have access at no cost to tickets to events at venues operated by MSGE, which are deemed to be perquisites, and may also purchase tickets to such events at face value. Tickets provided to employees, including the NEOs, are not available for resale.
In addition, in accordance with Mr. Dolan’s renewal employment agreement, as approved by the Compensation Committee, the Company agreed to pay for up to $100,000 of the reasonable fees of Mr. Dolan’s legal advisers and compensation consultants incurred by him in connection with the negotiation and preparation of such agreement. This amount is considered a perquisite to Mr. Dolan.

POST-TERMINATION COMPENSATION
We believe that post-termination benefits are integral to the Company’s ability to attract and retain qualified executive officers.
Under certain circumstances, payments or other benefits may be provided to employees upon the termination of their employment with the Company. These may include payments or other benefits upon a termination by the Company without cause, termination by the employee for good reason, other voluntary termination by the employee, retirement, death, disability or termination following a change in control of the Company or following a going private transaction.
With respect to the NEOs, the amounts and terms of such payments and other benefits (including the definition of “cause” and “good reason”) are generally governed by each NEO’s employment agreement and any applicable award agreements. Post-termination compensation is discussed in greater detail in “Executive Compensation Tables — Employment Agreements” and “— Termination and Severance” below.
AWARDS ISSUED IN CONNECTION WITH THE MSGE DISTRIBUTION

Stock Options
In connection with the MSGE Distribution, for every Company stock option held on April 14, 2023 (the “Distribution Record Date”), one stock option of MSGE was issued with the same vesting period pursuant to MSGE’s Employee Stock Plan. The one-for-one distribution ratio is consistent with treatment of Company stockholders’ Class A or Class B Common Stock held on the Distribution Record Date. The existing exercise price was allocated between the existing Company stock options and the new MSGE stock options based upon the volume-weighted average prices of our Class A Common Stock and MSGE’s Class A common stock over the ten trading days immediately following the MSGE Distribution as reported by Bloomberg Business, and the underlying share count took into account the one-for-one distribution ratio. The terms of each employee’s applicable MSGE option award agreement are substantially similar to the terms of the Company’s award agreement, which governs our options. On the
Distribution Record Date, our only NEO that held Company stock options was Mr. Dolan.
Restricted Stock Units and Performance Stock Units
In connection with the MSGE Distribution, each holder of a Company restricted stock unit received one MSGE restricted stock unit in respect of every one Company restricted stock unit held on the Distribution Record Date and continues to be entitled to a share of Company Class A Common Stock (or cash or other property) for each Company restricted stock unit in accordance with the Company award agreement. Additionally, each holder of a Company performance stock unit received one MSGE performance stock unit in respect of every one Company performance stock unit held on the Distribution Record Date and continues to be entitled to a share of Company Class A Common Stock (or cash or other property) for each Company performance stock unit in accordance with the Company award agreement. The one-for-one distribution ratio is consistent with the treatment of

Company stockholders’ Class A or Class B Common Stock held on the Distribution Record Date.
As discussed above, during the 2024 fiscal year, the Compensation Committee deemed the Company’s outstanding performance stock units earned at 100% of target and no longer subject to performance-based vesting requirements (excluding certain performance stock units granted to certain employees of MSGE, as discussed in the subsequent paragraph). The MSGE performance stock units with a performance period ending in fiscal year 2024 or 2025 were amended by the MSGE compensation committee to reflect performance conditions specific to MSGE following the MSGE Distribution (excluding certain performance stock units granted to certain employees, as discussed in the subsequent paragraph).
For individuals employed solely by the Company as of the MSGE Distribution, their Company and MSGE performance stock units with a performance period ending in fiscal year 2024 or 2025 were (or will be) deemed earned at target. For individuals employed solely by MSGE as of the MSGE Distribution (other than Mr. Byrnes), the payout multiplier for their Company and MSGE performance stock units with a performance period ending in fiscal year 2024 or 2025 were (or will be) determined based on the performance of MSGE. For individuals employed by both companies as of the MSGE Distribution, their Company performance stock units with a performance period ending in fiscal year 2024 or 2025 were (or will be) earned at target and the payout multiplier for their MSGE performance stock units with a performance period ending in fiscal year 2024 or 2025 was (or will be) determined based on the performance of MSGE. With respect to Mr. Byrnes, the Compensation Committee amended his Company performance stock units with a performance period ending in fiscal year 2024 or 2025 such that they were deemed earned at target. For more information on the payout of MSGE’s 2022 fiscal year performance stock units payout level, see MSGE’s 2024 Definitive Proxy Statement.
Other Terms
With respect to outstanding equity awards, the Company, MSGE and MSGS are not regarded as competitive entities of each other for purposes of any non-compete provisions contained in the applicable award agreements.
With respect to all outstanding Company awards (and MSGE awards issued in connection with such awards), other than the FY24 premium priced performance options and Mr. Dolan’s performance vesting options granted pursuant to his renewal employment agreement, holders of such awards will continue to vest so long as they remain employed by the Company, MSGE, MSGS or any of their respective subsidiaries, provided that an employee who moves between the Company (or one of its subsidiaries), MSGE (or one of its subsidiaries) or MSGS (or one of its subsidiaries) at a time when the applicable entities are no longer affiliates will not continue to vest in such awards and such change will constitute a termination of employment for purposes of the award agreement. In the case of Mr. Dolan, his FY24 premium priced performance options and the performance vesting options granted to him in connection with his renewal employment agreement vest based on his continued employment as Chief Executive Officer and/or Executive Chairman of the Company. In the case of Ms. Koester, her FY24 premium priced performance options vest based on her continued employment with the Company.

REPORT OF COMPENSATION COMMITTEE
The Compensation Committee has reviewed and discussed the Compensation Discussion & Analysis set forth above with management. Based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion & Analysis be included in this proxy statement for filing with the SEC.
Members of the Compensation Committee
Joseph J. Lhota
John L. Sykes (Chair)
Carl E. Vogel

EXECUTIVE COMPENSATION TABLES
The tables below reflect the compensation of the Company’s NEOs. See “Compensation
Discussion & Analysis” for an explanation of our compensation philosophy and program.
CERTAIN COMPENSATION DISCLOSURE CONSIDERATIONS

Our Executive Chairman and Chief Executive Officer is a shared employee of the Company, MSGE and MSGS and our Executive Vice President is a shared employee of the Company, MSGS and AMC Networks. The information set forth below only reflects the compensation for the shared NEOs paid by the Company for services rendered to the Company.
Effective December 8, 2023, Mr. Byrnes became the Company’s Executive Vice President, Chief Financial Officer and Treasurer. Mr. Byrnes had previously served as the Company’s Executive Vice President and Chief Financial Officer from January 2022 until the MSGE Distribution Date, and served as Executive Vice President and Chief Financial Officer of MSGE from February 2023 until December 8, 2023. Mr. Byrnes succeeded Mr. Ranji, who served as the Company’s Executive Vice President, Chief Financial Officer and Treasurer from the MSGE Distribution Date until November 3, 2023, the effective date of his resignation.
Mr. Brunner, the Company’s Senior Vice President, Controller and Principal Accounting Officer, assumed the responsibilities of principal financial officer on an interim basis from November 3, 2023 until December 8, 2023 and is therefore considered an NEO for the fiscal year ended June 30, 2024.
Effective February 5, 2024, Ms. Koester was appointed President of Sphere Business Operations and became an executive officer of the Company. She was promoted to President and Chief Operating Officer of Sphere effective June 10, 2024.
For more information regarding the compensation of Mr. Dolan by MSGE and MSGS and the compensation of Mr. Granville-Smith by MSGS, see MSGE’s and MSGS’ 2024 Definitive Proxy Statements.
2024 SUMMARY COMPENSATION TABLE

The table below summarizes the total compensation paid to or earned by each of our NEOs for the fiscal years ended June 30, 2024, 2023, and 2022, respectively.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)(5)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(6)	All Other Compensation ($)(7)	Total ($)
Current NEOs
James L. Dolan	2024	1,000,000	751,600	6,923,923	17,160,987	1,248,400	—	356,283	27,441,193
Executive Chairman and Chief Executive Officer	2023	1,823,077	—	10,973,100	—	3,064,000	—	450,028	16,310,205
	2022	1,937,500	—	11,148,811	—	5,566,000	—	591,368	19,243,679
David F. Byrnes(8)	2024	539,231	187,900	93,157	—	1,077,100	—	18,922	1,916,310
Executive Vice President, Chief Financial Officer and Treasurer	2023	646,154	—	1,554,569	—	612,800	—	43,356	2,856,879
	2022	338,462	811,868	993,165	—	1,113,200	—	11,893	3,268,588
Jennifer Koester(9) President and Chief Operating Officer of Sphere	2024	488,462	823,400	3,188,311	7,880,231	482,850	—	149,579	13,012,833
Andrea Greenberg(10)	2024	1,350,000	—	2,913,850	—	2,190,645	19,302	76,839	6,550,636
President and Chief Executive Officer, MSG Networks	2023	1,350,000	—	2,308,962	—	2,691,225	12,800	80,615	6,443,602
	2022	1,326,923	—	2,415,014	—	2,579,850	13,708	71,211	6,406,706
David Granville-Smith(11)	2024	800,000	300,640	2,308,032	—	499,360	—	22,323	3,930,355
Executive Vice President	2023	21,538	925,000	3,903,864	—	—	—	—	4,850,402
Gregory Brunner(12)	2024	450,000	67,644	380,825	—	112,356	—	18,366	1,029,191
Senior Vice President, Controller and Principal Accounting Officer	2023	25,962	150,000	—	—	—	—	92	176,054
Former Executive
Gautam Ranji(13)	2024	228,365	78,292	865,565	—	130,042	—	9,154	1,311,418
Executive Vice President, Chief Financial Officer and Treasurer	2023	530,577	—	514,117	—	957,500	—	23,942	2,026,136

_______________
(1)For 2024, salaries paid by the Company to the NEOs accounted for approximately the following percentages of their total Company compensation: Mr. Dolan – 3.6%; Mr. Byrnes – 28.1%; Ms. Koester – 3.8%; Ms. Greenberg – 20.6%; Mr. Granville-Smith – 20.4%; Mr. Brunner – 43.7%; and Mr. Ranji – 17.4%.
(2)For 2024, this column reflects the value of the discretionary adjustments made by the Compensation Committee to the annual incentive award earned by each of the NEOs (except for Ms. Greenberg) with respect to performance during the fiscal year ended June 30, 2024 in recognition of the Sphere segment’s achievements during the 2024 fiscal year. The annual incentive awards, as adjusted, were paid in September 2024. See “Compensation Discussion & Analysis — Elements of Our Compensation Program — Performance Targets & Achievement Levels,” for further information. With respect to Ms. Koester, this column also reflects a one-time special bonus paid outside of the MPIP to Ms. Koester in connection with forfeited compensation from her previous employer in connection with the commencement of her employment with the Company. For 2023, this column reflects a one-time special bonus paid to Mr. Granville-Smith in connection with forfeited compensation from his previous employer, and to Mr. Brunner in connection with the commencement of his employment with the Company. For 2022, this column reflects a one-time special bonus paid to Mr. Byrnes in connection with forfeited compensation from his previous employer.
(3)This column reflects the aggregate grant date fair value of Company restricted stock units and performance stock units granted to the NEOs, without any reduction for risk of forfeiture, as calculated in accordance with Topic 718 on the date of grant. Under Topic 718, the date of grant for performance stock units is the date the performance targets are set for such awards. The assumptions used by the Company in calculating these amounts are set forth in Note 15 to our financial statements included in our 2024 Form 10-K. The grant date fair value of the performance stock units is shown at target performance. The number of restricted stock units and performance stock units granted to the

NEOs was determined based on the 20-trading day average closing market price on the day prior to the date such awards were approved by the Compensation Committee.
For the 2024 figures, this column reflects the value of restricted stock units approved and granted in September 2023 and April 2024, performance stock units approved in September 2023 and granted for purposes of Topic 718 in March 2024 (when the Compensation Committee determined to deem all then-outstanding performance stock units earned at 100% of target) and performance stock units (Converted PSUs) approved and granted in April 2024 (deemed to be earned at 100% of target (excluding certain Company performance stock units granted to certain employees of MSGE)). With respect to Mr. Byrnes, such amounts reflect a mid-year long-term incentive award of restricted stock units and performance stock units (Converted PSUs) granted in April 2024 under his employment agreement. With respect to Ms. Koester, such amounts reflect (i) an award of restricted stock units and performance stock units (Converted PSUs) granted in April 2024 to reflect the long-term incentive opportunity (on a pro-rata basis) under her employment agreement and (ii) a one-time equity award of restricted stock units granted in April 2024 in accordance with the terms of her employment agreement and which was intended to compensate her for forfeited compensation from her previous employer.
For the 2023 figures, this column reflects the value of restricted stock units and performance stock units granted in August 2022, May 2023 and June 2023, as applicable. The number of units and the grant date fair value of the awards from August 2022 are based on the stock price of the pre-MSGE Distribution Company. The number of units and the grant date fair value of the awards from May 2023 and June 2023 are based on the stock price of the post-MSGE Distribution Company. With respect to Mr. Granville-Smith, such amounts reflect a one-time equity award of restricted stock units granted in June 2023 in accordance with the terms of his employment agreement and which was intended to compensate him for forfeited compensation from his previous employer. With respect to Mr. Ranji, such amounts include awards granted in May 2023 to reflect the increased long-term incentive opportunity (on a pro rata basis) as a result of Mr. Ranji’s promotion to Executive Vice President, Chief Financial Officer and Treasurer effective as of the MSGE Distribution Date.
For the 2022 figures, this column reflects the value of restricted stock units approved and granted in August 2021 and April 2022 and performance stock units approved in August 2021 and April 2022 and granted for purposes of Topic 718 in June 2022. With respect to Mr. Dolan, such amounts include an award of restricted stock units granted and approved in April 2022 and an award of performance stock units approved in April 2022 and granted for purposes of Topic 718 in June 2022 to reflect the increased long-term incentive opportunity (on a non-pro rata basis) as a result of Mr. Dolan’s new employment agreement effective August 2021. With respect to Mr. Byrnes, such amounts include an award of restricted stock units granted and approved in April 2022 and an award of performance stock units approved in April 2022 and granted for purposes of Topic 718 in June 2022, to reflect the long-term incentive opportunity (on a non-pro rata basis) under his employment agreement.
(4)With respect to Mr. Dolan and Ms. Koester, this column reflects the FY24 premium priced performance options. See “Compensation Discussion & Analysis — Elements of Our Compensation Program — Fiscal Year 2024 Performance Options.”
(5)For the 2024 figures, this column reflects the calculated annual incentive award earned by each of the current NEOs under the Company’s program with respect to performance during the fiscal year ended June 30, 2024 and paid in September 2024. With respect to Mr. Ranji, the 2024 figure reflects the prorated annual incentive award earned during the fiscal year ended June 30, 2024 for the period from July 1, 2023 through November 3, 2023 (his separation date from the Company). See “ — Termination and Severance” below for a description of the benefits paid in accordance with his separation agreement. For the 2023 figures, this column reflects the annual incentive award earned by each NEO under the Company’s program with respect to performance during the fiscal year ended June 30, 2023 and paid in September 2023. With respect to Messrs. Byrnes, Haughton and D’Ambrosio, these amounts equal the portion of the MSGE annual cash incentive award paid by the Company, reflecting the Company’s obligation to pay 50% of the liability in accordance with the MSGE Employee Matters Agreement. For the 2022 figures, this column reflects the annual incentive award earned by each NEO under the Company’s program with respect to performance during the fiscal year ended June 30, 2022 and paid in September 2022.
(6)For each period, this column represents the sum of the increase during such period in the present value of each individual’s accumulated Cash Balance Pension Plan account, accumulated MSGN Excess Retirement Plan account and accumulated MSGN Excess Cash Balance Plan account over the amount reported for the prior period. There were no above-market earnings on nonqualified deferred compensation. For more information regarding the NEOs’ pension benefits, please see the Pension Benefits table below.

(7)The table below shows the components of this column for the 2024 figures:

Name	Year	401(k) Plan Match(a)	401(k) Plan Discretionary Contribution(a)	Excess Savings Plan Match(a)	Excess Savings Plan Discretionary Contribution(a)	Life Insurance Premiums(b)	Perquisites(c)	Total
Current NEOs
James L. Dolan	2024	$—	$2,461	$26,154	$9,808	$—	$317,860	$356,283
David F. Byrnes	2024	$13,800	$1,823	$1,569	$588	$1,142	$—	$18,922
Jennifer Koester	2024	$13,769	$—	$—	$—	$1,020	$134,790	$149,579
Andrea Greenberg	2024	$13,800	$4,950	$40,800	$15,300	$1,989	$—	$76,839
David Granville-Smith	2024	$—	$—	$16,000	$6,323	$—	$—	$22,323
Gregory Brunner	2024	$13,500	$3,764	$—	$—	$1,102	$—	$18,366
Former NEOs
Gautam Ranji	2024	$1,992	$—	$7,142	$—	$20	$—	$9,154
______________
(a)These columns represent, for each individual, the Company’s and MSGN’s share of the cost of a matching or discretionary contribution by the Company or MSGN, as applicable, on behalf of such individual under the Savings Plan or Excess Savings Plans, as applicable. In addition to the amounts included in the table above, Messrs. Dolan and Byrnes received additional matching contributions of $2,489 and $3,127, respectively, the costs of which were borne by MSGE.
(b)This column represents amounts paid for each individual to participate in the Company’s group life insurance program. Mr. Dolan receives these benefits from MSGE following the MSGE Distribution. Mr. Granville-Smith receives these benefits from MSGS.
(c)This column represents the following aggregate estimated perquisites, as described in the table below, excluding amounts reimbursed by MSGE and/or MSGS. The perquisites were provided pursuant to arrangements between the Company, MSGE and MSGS. For more information regarding the calculation of these perquisites, please see “Compensation Discussion & Analysis — Perquisites.”

Name	Year	Car and Driver(I)	Aircraft(II)	Executive Security(III)	Tickets(IV)	Other(V)	Total
Current NEOs
James L. Dolan	2024	$68,727	$173,163	*	*	$75,970	$317,860
David F. Byrnes	2024	*	*	*	*	*	**
Jennifer Koester	2024	$134,790	*	*	*	*	$134,790
Andrea Greenberg	2024	*	*	*	*	*	**
David Granville-Smith	2024	*	*	*	*	*	**
Gregory Brunner	2024	*	*	*	*	*	**
Former Executive
Gautam Ranji	2024	*	*	*	*	*	**
______________
*Does not exceed the greater of $25,000 or 10% of the total amount of the perquisites of the NEO.
**The aggregate value of the perquisites in 2024 for the individual is less than $10,000.
(I)Amounts in this column for Mr. Dolan and Ms. Koester represent the Company’s share of the cost for personal use by such executive of MSGE vehicles, which includes commutation.
(II)As discussed under “Compensation Discussion & Analysis — Perquisites — Aircraft Arrangements,” the amounts in this column reflect the Company’s share of the incremental cost for personal use of aircraft (see “Transactions with Related Parties — Aircraft Arrangements”), as well as personal helicopter use primarily for commutation. Incremental cost is determined as the actual additional cost incurred by the Company under the applicable arrangement.
(III)The amounts in this column represent the Company’s share of the cost for Mr. Dolan's participation in MSGE's executive security program (including cybersecurity and connectivity).
(IV)The amounts in this column represent the Company’s incremental cost with respect to tickets to events at venues operated by MSGE.
(V)As discussed under “Compensation Discussion & Analysis — Perquisites — Other,” the amounts this column reflect amounts paid by the Company to reimburse Mr. Dolan for the reasonable fees of his legal advisers and compensation consultants incurred by him in connection with the negotiation and preparation of his renewal employment agreement, in accordance with the terms of such agreement.
(8)Effective as of December 8, 2023, Mr. Byrnes was appointed Executive Vice President, Chief Financial Officer and Treasurer of the Company. Mr. Byrnes previously served as the Executive Vice President and Chief Financial Officer of the Company from January 24, 2022 until the MSGE Distribution Date and served as Executive Vice President and Chief Financial Officer of MSGE from February 2023 until December 8, 2023.
(9)Effective February 5, 2024, Ms. Koester was appointed President of Sphere Business Operations and became an executive officer of the Company. She was promoted to President and Chief Operating Officer of Sphere effective June 10, 2024.
(10)Effective as of the closing of the Networks Merger on July 9, 2021, Ms. Greenberg (who has been President and Chief Executive Officer of MSG Networks since 2015) became an executive officer of the Company.
(11)Effective June 15, 2023, Mr. Granville-Smith was appointed Executive Vice President of the Company.
(12)Effective June 5, 2023, Mr. Brunner was appointed Senior Vice President, Controller and Principal Accounting Officer of the Company. Mr. Brunner assumed the responsibilities of principal financial officer on an interim basis from November 3, 2023 until December 8, 2023.
(13)Mr. Ranji served as the Executive Vice President, Chief Financial Officer and Treasurer of the Company from the MSGE Distribution Date until November 3, 2023.

2024 GRANTS OF PLAN-BASED AWARDS
The table below presents information regarding Company equity awards granted under the Company’s plans and annual incentive awards that were granted during the fiscal year ended June 30, 2024 to each NEO, including estimated possible and future payouts under non-equity incentive plan awards and equity incentive plan awards of restricted stock units, performance stock units (Converted PSUs) and stock options.

					Estimated Future Payouts Under Non-Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)(2)	All Other Option Awards: Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh.)	Grant Date Fair Value of Stock and Option Awards ($)(3)
Name	Year	Grant Date(1)		Approval Date	Threshold ($)	Target ($)	Maximum ($)
Current NEOs
James L. Dolan	2024	3/27/2024	(4)	3/27/2024		2,000,000	4,000,000
	2024	3/27/2024	(5)	9/1/2023				80,689			3,975,547
	2024	9/1/2023	(6)	9/1/2023				80,689			2,948,376
	2024	10/20/2023	(7)	10/20/2023					408,164	42.23	6,013,950
	2024	10/20/2023	(7)	10/20/2023					408,164	45.60	5,749,064
	2024	10/20/2023	(7)	10/20/2023					408,164	50.67	5,397,973
David F. Byrnes	2024	3/27/2024	(4)	3/27/2024		1,000,000	2,000,000
	2024	4/22/2024	(5)	4/22/2024				1,124			46,579
	2024	4/22/2024	(6)	4/22/2024				1,124			46,759
Jennifer Koester	2024	3/27/2024	(4)	3/27/2024		2,175,000	4,350,000
	2024	4/22/2024	(5)	4/22/2024				20,487			848,981
	2024	4/22/2024	(6)	4/22/2024				56,451			2,339,329
	2024	2/5/2024	(7)	1/5/2024					158,333	42.23	2,803,787
	2024	2/5/2024	(7)	1/5/2024					158,333	45.60	2,625,212
	2024	2/5/2024	(7)	1/5/2024					158,334	50.67	2,451,232
Andrea Greenberg	2024	3/27/2024	(4)	3/27/2024		2,025,000	4,050,000
	2024	3/27/2024	(5)	9/1/2023				33,957			1,673,061
	2024	9/1/2023	(6)	9/1/2023				33,957			1,240,789
David Granville-Smith	2024	3/27/2024	(4)	3/27/2024		800,000	1,600,000
	2024	3/27/2024	(5)	9/1/2023				26,897			1,325,215
	2024	9/1/2023	(6)	9/1/2023				26,897			982,816
Gregory Brunner	2024	3/27/2024	(4)	3/27/2024		180,000	360,000
	2024	3/27/2024	(5)	9/1/2023				4,438			218,660
	2024	9/1/2023	(6)	9/1/2023				4,438			162,165
Former Executive
Gautam Ranji	2024	3/27/2024	(4)	3/27/2024		625,000	1,250,000
	2024	3/27/2024	(5)	9/1/2023				10,087			496,986
	2024	9/1/2023	(6)	9/1/2023				10,087			368,579
______________
(1)The grant date is presented in accordance with Topic 718. Under Topic 718, the date of grant for performance stock units is the date the performance targets are set for such awards. In March 2024, the Compensation Committee determined to deem all then-outstanding performance stock units earned at 100% of target (excluding certain Company performance stock units granted to certain employees of MSGE), at which time the performance stock units approved in September 2023 became granted for purposes of Topic 718. The performance stock units (Converted PSUs) approved in April 2024 were granted for purposes of Topic 718 at the time of approval (April 2024).
(2)The number of restricted stock units and performance stock units granted to the NEOs was determined based on the 20-trading day average closing market price on the day prior to the date such awards were approved by the Compensation Committee.

(3)This column reflects the aggregate grant date fair value of the restricted stock units and performance stock units (Converted PSUs), as applicable, granted to each NEO in the 2024 fiscal year without any reduction for risk of forfeiture as calculated in accordance with Topic 718 as of the date of grant.
(4)This row reflects the possible payouts with respect to grants of annual incentive awards under the Company’s MPIP for performance in the fiscal year ended June 30, 2024. Each of the NEOs is assigned a target bonus which is a percentage of the NEO’s base salary for as of such fiscal year end. There is no threshold amount for annual incentive awards. The amounts of annual incentive awards actually paid by the Company in September 2024 for performance in the 2024 fiscal year are disclosed in the Bonus and Non-Equity Incentive Plan Compensation columns and related footnotes thereto of the Summary Compensation Table above. For more information regarding the terms of these annual incentive awards, please see “Compensation Discussion & Analysis — Elements of Our Compensation Program — Annual Cash Incentives.”
(5)This row reflects the number of performance stock units (Converted PSUs) awarded in the fiscal year ended June 30, 2024. Each performance stock unit award approved in September 2023 provided for a target number of units, with actual payment based upon the achievement of performance targets to be earned determined by the Compensation Committee. In March 2024, the Compensation Committee determined to deem (i) all then-outstanding Company performance stock units (excluding certain Company performance stock units granted to certain employees of MSGE) and (ii) any Company performance stock units granted during the remainder of the 2024 fiscal year, earned at 100% of target and no longer subject to performance-based vesting requirements. These grants of Converted PSUs, which were made under the Employee Stock Plan (except in the case of Ms. Greenberg, whose grants of Converted PSUs were made under MSGN’s Employee Stock Plan), will vest on September 15, 2026, subject to continued employment requirements and employment agreement and award terms (as applicable). See “Compensation Discussion & Analysis — Elements of Our Compensation Program — Long-Term Incentives — Performance Stock Units” and “—Employment Agreements.”
(6)This row reflects the number of Company restricted stock units awarded in the fiscal year ended June 30, 2024. These grants of restricted stock units, which were made under the Employee Stock Plan (except in the case of Ms. Greenberg, whose grants of restricted stock units were made under MSGN’s Employee Stock Plan), will vest in three equal installments on September 15, 2024, 2025 and 2026, subject to continued employment requirements and employment agreement and award terms (as applicable). See “Compensation Discussion & Analysis — Elements of Our Compensation Program — Long-Term Incentives — Restricted Stock Units” and “—Employment Agreements.”
(7)With respect to Mr. Dolan and Ms. Koester, this column reflects the number of shares underlying the FY24 premium priced performance options. All tranches of the FY24 premium priced performance options, which were made under the Employee Stock Plan, will cliff vest on October 20, 2026 if Mr. Dolan or Ms. Koester, as applicable, has remained employed by, or provided services to, the Company or any of its subsidiaries through such date (subject to certain limited exceptions). See “Compensation Discussion & Analysis — Elements of Our Compensation Program — Fiscal Year 2024 Performance Options.”

OUTSTANDING EQUITY AWARDS AT JUNE 30, 2024
The table below shows (i) each grant of Company stock options that is unexercised and outstanding, and (ii) the aggregate number and value of unvested Company restricted stock units and performance stock units outstanding (assuming target performance) for each NEO, in each case, as of June 30, 2024.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Current NEOs
James L. Dolan	146,349	(2)	—		58.06	03/01/2025	—		—
	108,630	(3)	—		67.33	02/25/2026	—		—
	191,110	(4)	—		38.49	02/26/2027	—		—
	—		408,164	(5)	42.23	10/20/2033	—		—
	—		408,164	(5)	45.60	10/20/2033	—		—
	—		408,164	(5)	50.67	10/20/2033	—		—
	—		—		—	—	438,944	(6)	15,389,377
David F. Byrnes	—		—		—	—	35,452	(7)	1,242,947
Jennifer Koester	—		158,333	(8)	42.23	10/20/2033	—		—
	—		158,333	(8)	45.60	10/20/2033	—		—
	—		158,334	(8)	50.67	10/20/2033	—		—
	—		—		—	—	76,938	(9)	2,697,446
Andrea Greenberg	—		—		—	—	121,005	(10)	4,242,435
David Granville-Smith	—		—		—	—	194,019	(11)	6,802,306
Gregory Brunner	—		—		—	—	8,876	(12)	311,193
Former Executive
Gautam Ranji	—		—		—	—	27,486	(13)	963,659
______________
(1)Calculated using the closing market price of Class A Common Stock on the NYSE on June 30, 2024 of $35.06 per share.
(2)The amounts in this row represent Mr. Dolan’s time-based stock options granted in connection with the Networks Merger as a result of the conversion of Mr. Dolan’s MSGN time-based stock options and performance-based stock options granted as long-term incentive awards on September 1, 2017, which have fully vested.
(3)The amounts in this row represent Mr. Dolan’s time-based stock options granted in connection with the Networks Merger as a result of the conversion of Mr. Dolan’s MSGN time-based stock options and performance-based stock options granted as long-term incentive awards on August 28, 2018, which have fully vested.
(4)The amounts in this row represent Mr. Dolan’s time-based stock options granted in connection with the Networks Merger as a result of the conversion of Mr. Dolan’s MSGN time-based stock options and performance-based stock options granted as long-term incentive awards on August 29, 2019, which have fully vested.
(5)The amounts in these rows represent Mr. Dolan’s FY24 premium priced performance options, granted on October 20, 2023, which will cliff vest on October 20, 2026 if Mr. Dolan has remained employed by, or provided services to, the Company or any of its subsidiaries through such date (subject to certain limited exceptions).
(6)With respect to Mr. Dolan, the total in this column includes an award of 22,993 restricted stock units (from an original award of 68,979 restricted stock units) and 68,979 performance stock units (Converted PSUs) approved as long-term incentive awards on August 27, 2021, 5,253 restricted stock units (from an original award of 15,757 restricted stock units) and 15,757 performance stock units (Converted PSUs) approved as long-term incentive awards on April 20, 2022, 65,834 restricted stock units (from an original award of 98,750 restricted stock units) and 98,750 performance stock units (Converted PSUs) approved as long-term incentive awards on August 31, 2022, and 80,689 restricted stock units and 80,689 performance stock units (Converted PSUs) approved as long-term incentive awards on September 1, 2023. The restricted stock units vest ratably over three years on September 15th each year following the year of grant. The Converted PSUs cliff-vest on September 15th of the applicable year following a three year-period. In connection with the MSGE Distribution, Mr. Dolan received one MSGE restricted stock unit and one MSGE performance stock unit for each Company restricted stock unit and Company performance stock unit, respectively, held on the Distribution Record Date. See “Compensation Discussion and Analysis — Awards Issued in Connection with the MSGE Distribution.” All vestings are subject to continued employment requirements and employment agreement and award terms (as applicable).
(7)With respect to Mr. Byrnes, the total in this column includes an award of 2,472 restricted stock units (from an original award of 7,415 restricted stock units) and 7,415 performance stock units (Converted PSUs) approved as long-term incentive awards on April 20, 2022, 9,327 restricted stock units (from an original award of 13,990 restricted stock units) and 13,990 performance stock units (Converted PSUs) approved as long-term incentive awards on August 31, 2022, and 1,124 restricted stock units and 1,124 performance stock units (Converted PSUs) approved as long-term incentive awards on April 22, 2024. The restricted stock units vest ratably over three years on September 15th each year following the year of grant. The Converted PSUs cliff-vest on September 15th of the applicable year following a three year-period. In connection with the MSGE Distribution, Mr. Byrnes received one MSGE restricted stock unit and one MSGE performance stock unit for each Company restricted stock unit and Company performance stock unit, respectively, held on the Distribution Record Date. See “Compensation Discussion and Analysis — Awards Issued in Connection with the MSGE Distribution.” All vestings are subject to continued employment requirements and employment agreement and award terms (as applicable).
(8)The amounts in these rows represent Ms. Koester’s FY24 premium priced performance options, granted on February 5, 2024, which will cliff vest on October 20, 2026 if Ms. Koester has remained employed by, or provided services to, the Company or any of its subsidiaries through such date (subject to certain limited exceptions).
(9)With respect to Ms. Koester, the total in this column includes a one-time special award of 35,964 restricted stock units, as well as an award of 20,487 restricted stock units and 20,487 performance stock units (Converted PSUs) approved as long-term incentive awards on April 22, 2024. The restricted stock units vest ratably over three years on September 15th each year following the year of grant. The Converted PSUs cliff-vest on September 15th of the applicable year following a three year-period. All vestings are subject to continued employment requirements and employment agreement and award terms (as applicable).
(10)With respect to Ms. Greenberg, the totals in this column reflect amounts withheld to satisfy FICA tax withholding obligations as a result of certain vesting rights contained in Ms. Greenberg’s employment agreement, and consist of an award of 5,836 restricted stock units (from an original award of 18,431 restricted stock units) and 17,546 performance stock units (Converted PSUs) (from an original award of 18,431 performance stock units) approved as long-term incentive awards on August 27, 2021, 13,187 restricted stock units (from an original award of 20,779 restricted stock units) and 19,781 performance stock units (Converted PSUs) (from an original award of 20,779 performance stock units) approved as long-term incentive awards on August 31, 2022, and 32,328 restricted stock units (from an original award of 33,957 restricted stock units) and 32,327 performance stock units (Converted PSUs) (from an original award of 33,957 performance stock units) approved as long-term incentive awards on September 1, 2023. The restricted stock units vest ratably over three years on September 15th each year following the year of grant. The Converted PSUs cliff-vest on September 15th of the applicable year following a three year-period. In connection with the MSGE Distribution, Ms. Greenberg received one MSGE restricted stock unit and one MSGE performance stock unit for each Company restricted stock unit and Company performance stock unit, respectively, held on the Distribution Record Date. See “Compensation Discussion and Analysis — Awards Issued in Connection with the MSGE Distribution.” All vestings are subject to continued employment requirements and employment agreement and award terms (as applicable).
(11)With respect to Mr. Granville-Smith, the total in this column represents an award of 140,225 restricted stock units granted on June 15, 2023 as a one-time special award in accordance with his new employment agreement and which was intended to compensate him for forfeited compensation from his previous employer, as well as 26,897 restricted stock units and 26,897 performance stock units (Converted PSUs) approved as long-term incentive awards on September 1, 2023. The restricted stock units vest ratably over three years on September 15, 2024, 2025 and 2026.

The Converted PSUs cliff-vest on September 15th of the applicable year following a three year-period. All vestings are subject to continued employment requirements and employment agreement and award terms (as applicable).
(12)With respect to Mr. Brunner, the total in this column includes an award of 4,438 restricted stock units and 4,438 performance stock units (Converted PSUs) approved as long-term incentive awards on September 1, 2023. The restricted stock units vest ratably over three years on September 15th each year following the year of grant. The Converted PSUs cliff-vest on September 15th of the applicable year following a three year-period. All vestings are subject to continued employment requirements and employment agreement and award terms (as applicable).
(13)With respect to Mr. Ranji, the total in this column reflect amounts withheld to satisfy FICA tax withholding obligations as a result of certain vesting rights contained in Mr. Ranji’s separation agreement, and consists of an award of 2,612 restricted stock units (from an original award of 4,115 restricted stock units) and 3,651 performance stock units (Converted PSUs) (from an original award of 4,115 performance stock units) approved as long-term incentive awards on August 31, 2022, 758 restricted stock units (from an original award of 1,193 restricted stock units) and 1,149 performance stock units (Converted PSUs) (from an original award of 1,193 performance stock units) approved as long-term incentive awards on May 30, 2023, and 9,601 restricted stock units (from an original award of 10,087 restricted stock units) and 9,715 performance stock units (Converted PSUs) (from an original award of 10,087 restricted stock units) approved as long-term incentive awards on September 1, 2023. The restricted stock units vest ratably over three years on September 15th each year following the year of grant. The Converted PSUs cliff-vest on September 15th of the applicable year following a three year-period. In connection with the MSGE Distribution, Mr. Ranji received one MSGE restricted stock unit and one MSGE performance stock unit for each Company restricted stock unit and Company performance stock unit, respectively, held on the Distribution Record Date. See “Compensation Discussion and Analysis — Awards Issued in Connection with the MSGE Distribution.” All vestings are subject to the terms of Mr. Ranji’s separation agreement. See “Termination and Severance — Quantification of Termination and Severance — Benefits Payable to Mr. Ranji Upon Voluntary Termination of Employment.”

2024 OPTION EXERCISES AND STOCK VESTED
The table below shows stock options that were exercised and restricted stock unit awards that vested during the fiscal year ended June 30, 2024.

	Option Awards		Restricted Stock Units
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Current NEOs
James L. Dolan	184,150	34,989	158,703	5,946,601
David F. Byrnes	—	—	7,135	267,348
Jennifer Koester	—	—	—	—
Andrea Greenberg	—	—	53,665	2,050,766
David Granville-Smith	—	—	—	—
Gregory Brunner	—	—	—	—
Former Executive
Gautam Ranji	—	—	3,304	133,542
______________
(1)Calculated using the applicable option exercise price and closing price of Class A Common Stock on the NYSE on the exercise date, March 11, 2024, of $48.06 per share.
(2)Calculated using the closing price of Class A Common Stock on the NYSE on the vesting dates, September 1, 2023, September 15, 2023, November 3, 2023, and March 27, 2024, of $36.54, $37.47, $36.49, and $49.27 per share, respectively.

2024 PENSION BENEFITS
The table below shows the present value of accumulated benefits payable to each of our NEOs, including the number of years of service credited to each NEO, under our defined benefit pension plans as of June 30, 2024.

Name	Plan Name(1)	Number of Years of Credited Service (#)		Present Value of Accumulated Benefit ($)(2)
Current NEOs
James L. Dolan	Cash Balance Pension Plan	—	(3)	—
	MSGN Excess Cash Balance Plan	—	(3)	—
David F. Byrnes	Cash Balance Pension Plan	—	(5)	—
	MSGN Excess Cash Balance Plan	—	(5)	—
Jennifer Koester	Cash Balance Pension Plan	—	(5)	—
	MSGN Excess Cash Balance Plan	—	(5)	—
Andrea Greenberg	Cash Balance Pension Plan	8	(4)	—
	MSGN Excess Cash Balance Plan	8	(4)	470,367
David Granville-Smith	Cash Balance Pension Plan	—	(5)	—
	MSGN Excess Cash Balance Plan	—	(5)	—
Gregory Brunner	Cash Balance Pension Plan	—	(5)	—
	MSGN Excess Cash Balance Plan	—	(5)	—
Former Executive
Gautam Ranji	Cash Balance Pension Plan	—	(5)	—
	MSGN Excess Cash Balance Plan	—	(5)	—
_______________
(1)Accruals under both the Cash Balance Pension Plan and the MSGN Excess Cash Balance Plan were frozen as of December 31, 2015.
(2)Additional information concerning pension plans and other postretirement benefit plan assumptions is set forth in Note 14 to our financial statements included in our 2024 Form 10-K.
(3)Mr. Dolan does not participate in the Cash Balance Pension Plan or the MSGN Excess Cash Balance Plan.
(4)Ms. Greenberg’s benefits under the MSGN Excess Cash Balance Plan were retained by the Company and the number of years of credited service reflect the period of Ms. Greenberg’s participation in MSGN’s excess cash balance plan prior to the Networks Merger. In connection with the MSGE Distribution, Ms. Greenberg’s accrued benefits under the Cash Balance Plan (which number of years of credited service reflect the period of Ms. Greenberg’s participation in MSGN’s cash balance plan prior to the Networks Merger) were transferred to MSGE, including the liability for such benefits.
(5)Mr. Byrnes, Ms. Koester and Messrs. Granville-Smith, Brunner, and Ranji commenced employment with the Company after the Cash Balance Pension Plan and the MSGN Excess Cash Balance Plan were frozen and therefore are not eligible to participate in such plans.
The Company maintains several benefit plans for our executive officers. The material terms and conditions are discussed below.
Cash Balance Pension Plan
Prior to the MSGE Distribution, the Company sponsored the Cash Balance Pension Plan, a tax-qualified defined benefit plan. The sponsorship of the
Cash Balance Plan was transferred to MSGE in connection with the MSGE Distribution. All benefits under the MSGE Cash Balance Pension Plan are provided by MSGE. The Cash Balance Pension Plan generally covers regular full-time and part-time non-union employees of the sponsoring company and certain of its affiliates who have completed one year of service. The Cash Balance Pension Plan was frozen to future benefit accruals effective as of December 31, 2015 (though accrued benefits continue to earn interest credits). A notional account is maintained for each participant under the Cash Balance Pension Plan, including Ms. Greenberg, which consists of (i) annual allocations made by the sponsoring company as of the end of each year on behalf of each participant who has completed 800 hours of service during the year that range from 3% to 9% of the participant’s compensation, based on the participant’s age and (ii) monthly interest credits based on the average of the annual rate of interest on the 30-year U.S. Treasury Bonds for the months of September, October and November of the prior year. Compensation includes all direct cash compensation received while a participant as part of the participant’s primary compensation structure (excluding bonuses, fringe benefits, and other compensation that is not received on a regular basis), and before deductions for elective deferrals, subject to applicable IRS limits.
A participant’s interest in the Cash Balance Pension Plan is subject to vesting limitations for the first three years of employment. A participant’s account will also vest in full upon his or her termination due to death, disability or retirement after attaining age 65. Upon retirement or other termination of employment, the participant may elect a distribution of the vested portion of the cash balance account. Any amounts remaining in the Cash Balance Pension Plan will continue to be credited with interest until the account is paid. The normal form of benefit payment for an unmarried participant is a single life annuity and the normal form of benefit payment for a married participant is a 50% joint and survivor annuity. The participant, with spousal consent if applicable, can waive the normal form and elect a single life annuity or a lump sum.
MSGN Excess Cash Balance Plan
The MSGN Excess Cash Balance Plan is a nonqualified deferred compensation plan, which was retained by the Company following the Networks Merger and the MSGE Distribution, that is intended to provide eligible participants, including Ms. Greenberg, with a portion of their overall benefit that they would accrue under the Cash Balance Pension Plan but for Internal Revenue Code of 1986, as amended (“Code”) limits on the amount of “compensation” (as defined in the Cash Balance Pension Plan) that can be taken into account in determining benefits under tax-qualified plans. The MSGN Excess Cash Balance Plan was frozen to future benefit accruals effective as of December 31,
2015 (though accrued benefits continue to earn interest credits). The Company maintains a notional excess cash balance account for each eligible participant and, for each calendar year, credits these accounts with the portion of the allocation that could not be made on his or her behalf under the Cash Balance Pension Plan due to the compensation limitation. In addition, the Company credits each notional excess cash balance account monthly with interest at the same rate used under the Cash Balance Pension Plan. A participant vests in the excess cash balance account according to the same schedule in the Cash Balance Pension Plan. The excess cash balance account, to the extent vested, is paid in a lump sum to the participant as soon as practicable following his or her retirement or other termination of employment with the Company.
Savings Plan
Under the Savings Plan, a tax-qualified retirement savings plan, participating employees, including the NEOs, may contribute into their plan accounts a percentage of their eligible pay on a pre-tax or Roth 401k after-tax basis as well as a percentage of their eligible pay on an after-tax basis. The Savings Plan is a multiple employer plan and following the MSGE Distribution, sponsorship of the Savings Plan was transferred to MSGE and the Company (including MSGN) and MSGS contribute for their respective employees. The Savings Plan provides (a) fully-vested matching contributions equal to 100% of the first 4% of eligible pay contributed on a pre-tax or Roth 401(k) after-tax basis, by participating employees and (b) a discretionary non-elective contribution by the applicable employer. In the event of a change in employment among the Company, MSGE, MSGS or any of their respective subsidiaries, the cost of the matching contribution or any discretionary contribution made to such individual during the applicable calendar year is equitably shared among the applicable companies to reflect the portion of the year such individual was employed by such company.
Excess Savings Plans
The Excess Savings Plans are unfunded, nonqualified deferred compensation plans that operate in conjunction with the Savings Plan. An employee is eligible to participate in the Excess Savings Plans for a calendar year if his or her compensation (as defined in the Savings Plan) in the preceding year exceeded (or would have exceeded, if the employee had been employed for the entire year) the IRS limit on the amount of compensation that can be taken into account in determining contributions under tax-qualified retirement plans ($345,000 in calendar year 2024) and he or she makes an election to participate prior to the beginning of the year. An eligible employee whose contributions to the Savings Plan are limited as a result of this compensation limit or as a result of reaching the maximum 401(k) deferral limit ($23,000 for calendar year 2024) can continue to make pre-tax contributions under the Excess Savings Plans of up to 4% of his or her eligible pay. In addition, the Company provides (a) fully-vested matching contributions equal to 100% of the first 4% of eligible pay contributed by participating employees and (b) a discretionary non-elective contribution by the Company. Account balances under the Excess Savings Plans are credited monthly with the rate of return determined by reference to a deemed investment fund offered as an investment alternative under the Savings Plan. Distributions of vested benefits are made in a lump sum as soon as practicable after the participant’s termination of employment with the Company.
Executive Deferred Compensation Plan
The Company sponsors the EDCP, pursuant to which certain employees, including executive officers, may make elective base salary or bonus deferral contributions. Participants may make individual investment elections that will determine the rate of return on their deferral amounts under the EDCP. The EDCP does not provide any above-market returns or preferential earnings to participants, and the participants’ deferrals and their earnings are always 100% vested. The EDCP does not provide for any Company contributions. Participants may elect at the time they make their deferral elections to receive their distribution either as a lump sum payment or in substantially equal annual installments over a period of up to five years.

2024 NONQUALIFIED DEFERRED COMPENSATION
The table below shows (i) the contributions made by each NEO and the Company during the fiscal year ended June 30, 2024, (ii) aggregate earnings on each NEO’s account balance during the year ended June 30, 2024 and (iii) the account balance of each of our NEOs under the Excess Savings Plans as of June 30, 2024. For balances with respect to the participation of Messrs. Dolan and Byrnes in MSGE’s excess savings plan, see the MSGE 2024 Definitive Proxy Statement.

Name	Plan Name	Executive Contributions in FY 2024 ($)(1)	Registrant Contributions in FY 2024 ($)(2)	Aggregate Earnings in FY 2024 ($)(3)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at End of FY 2024 ($)
Current NEOs
James L. Dolan	Excess Savings Plan	40,000	35,962	24,753	—	669,593
David F. Byrnes	Excess Savings Plan	7,769	2,158	89	—	10,016
Jennifer Koester	Excess Savings Plan	5,738	—	10	—	5,749
Andrea Greenberg	Excess Savings Plan	40,857	56,100	56,074	—	1,476,425
David Granville-Smith	Excess Savings Plan	32,000	22,323	1,029	—	55,352
Gregory Brunner	Excess Savings Plan	6,923	—	222	—	7,145
Former Executive
Gautam Ranji	Excess Savings Plan	9,135	7,142	733	(27,922)	—
	EDCP	1,003,173	—	149,191	(243,940)	1,015,695
_______________
(1)These amounts represent a portion of the NEOs’ salaries and/or annual cash incentives, which are included in the numbers reported in the “Salary” or “Non-Equity Incentive Plan Compensation” columns, as applicable, of the Summary Compensation Table that the NEOs contributed to the Excess Savings Plans.
(2)These amounts are reported in the “All Other Compensation” column of the Summary Compensation Table.
(3)These amounts are not reported in the “All Other Compensation” column of the Summary Compensation Table.

EMPLOYMENT AGREEMENTS
Each of our NEOs had an employment agreement with the Company in the fiscal year ended June 30, 2024. The Company entered into an employment agreement with Mr. Byrnes, effective December 8, 2023, in connection with his commencement of employment, and with Ms. Koester, effective February 5, 2024, as amended effective June 10, 2024, in connection with her commencement of employment and her promotion to President and Chief Operating Officer of Sphere, respectively. The Company entered into the renewal employment agreement with Mr. Dolan, effective July 1, 2024, which replaced his prior employment agreement. MSGN and the Company also entered into a new agreement with Ms. Greenberg, effective September 1, 2024. Set forth below is a description of the agreements between the Company and each of Messrs. Dolan and Byrnes, Mses. Koester and Greenberg, and Messrs. Granville-Smith, Brunner, and Ranji.
As noted above in the Compensation Discussion & Analysis, Mr. Dolan also serves as an executive officer and employee of MSGE and MSGS pursuant to terms of employment agreements with each of MSGE and MSGS (which are not described herein). In addition, Mr. Granville-Smith also serves as an employee of MSGS and AMC Networks pursuant to terms of employment agreements with each of MSGS and AMC Networks (which are not described herein). For a description of Mr. Dolan’s employment agreements with each of the MSGE and MSGS and Mr. Granville-Smith’s employment agreement with MSGS, see MSGE’s and MSGS’s 2024 Definitive Proxy Statements.
James L. Dolan
In connection with the MSGE Distribution, the Company amended and restated the then existing employment agreement with Mr. Dolan, dated December 27, 2021, which was effective as of August 1, 2021. The amended and restated agreement recognized that Mr. Dolan would be employed by MSGE and MSGS during his employment with the Company.
The agreement provided for an annual base salary of not less than $1,000,000 and eligibility to participate in the Company’s discretionary annual bonus program with an annual target bonus opportunity equal to not less than 200% of his annual base salary. Mr. Dolan was eligible, subject to his continued employment by the Company, to participate in such long-term incentive programs that were made available to similarly situated executives at the Company, with an aggregate annual target value of not less than $6,000,000.
Mr. Dolan was not eligible for our standard benefits program, with the exception of Mr. Dolan’s participation in the Company’s Excess Savings Plan and EDCP, with his full Company salary being used to determine applicable benefits under the Company’s Excess Savings Plan; provided that, if Mr. Dolan’s employment with MSGE had terminated while he was employed by the Company, he would have been eligible to participate in the Company’s standard benefits program, subject to meeting the relevant eligibility requirements, payment of required premiums, and the terms and conditions of the plans.
If, on or prior to June 30, 2024, Mr. Dolan’s employment was either terminated by the Company for any reason other than “cause” (as defined in the agreement), or was terminated by Mr. Dolan for “good reason” (as defined in the agreement) and cause did not then exist (a “Qualifying Termination”), then, subject to Mr. Dolan’s timely execution and non-revocation of a separation agreement, the Company would have provided him with the following benefits and rights: (a) a severance payment in an amount determined at the discretion of the Company, but in no event less than two times the sum of Mr. Dolan’s annual base salary and annual target bonus; (b) any unpaid annual bonus for the fiscal year prior to the fiscal year in which such termination occurred and a prorated annual bonus for the fiscal year in which such termination occurred; (c) each of Mr. Dolan’s outstanding unvested long-term cash awards would have immediately vested in full and would have been payable to Mr. Dolan to the same extent that other similarly situated active executives received payment; (d) all of the time-based restrictions on each of Mr. Dolan’s outstanding unvested shares of restricted stock or restricted stock units (including restricted stock units subject to performance criteria) would have been immediately eliminated and such restricted stock and restricted stock units would have been payable or deliverable to Mr. Dolan subject to satisfaction of any applicable performance criteria; and (e) each of Mr. Dolan’s outstanding unvested stock options and stock appreciation awards would have immediately vested.
If Mr. Dolan’s employment was terminated due to his death or disability before June 30, 2024, and at such time cause did not exist, then, subject to timely execution and non-revocation of a separation agreement (other than in the case of death), he or his estate or beneficiary would have been provided with the benefits and rights set forth in clauses (b), (d) and (e) above and any long-term cash awards would have immediately vested in full, whether or not subject to performance criteria and would have been payable on the 90th day after the termination of his employment; provided, that if any such long-term cash award were subject to any performance criteria, then (i) if the measurement period for such performance criteria had not yet been fully completed, then the payment amount would have been at the target amount for such award, and (ii) if the measurement period for such performance criteria had already been fully completed, then the payment amount of such award would have been at the same time and to the same extent that other similarly situated executives received payment as determined by the Compensation Committee (subject to the satisfaction of the applicable performance criteria). If Mr. Dolan’s employment was terminated after June 30, 2024 due to a Qualifying Termination, death or disability, then, subject to timely execution and non-revocation of a separation agreement (other than in the case of death), he or his estate or beneficiary would have been provided with the benefits and rights set forth in clauses (c), (d) and (e) above. Following June 30, 2024, Mr. Dolan would have no longer been entitled to the benefits and rights set forth in clauses (a) and (b) above in the event of a Qualifying Termination and certain provisions of Mr. Dolan’s employment agreement regarding annual cash and equity compensation would have no longer been in effect with respect to services following such date.
The agreement contained certain covenants by Mr. Dolan, including a noncompetition agreement restricting Mr. Dolan’s ability to engage in competitive activities until the first anniversary of a termination of his employment with the Company.
Effective July 1, 2024, the Company entered into the renewal employment agreement with Mr. Dolan, which generally superseded and replaced the prior agreement. The terms of the renewal employment agreement are substantially similar to the terms of the prior employment agreement, except that: (i) Mr. Dolan's base salary decreased to $230,000; (ii) the scheduled expiration date is now June 30, 2027; and (iii) Mr. Dolan is entitled to the equity-based awards described below. The renewal employment agreement also states that the FY24 premium priced performance options and the performance vesting options, described below, are governed solely by the terms of the applicable award agreements and not the termination treatment otherwise applicable to Mr. Dolan’s other equity-based awards.
In lieu of participating in any annual equity long-term incentive programs that are made available to similarly situated executives of the Company, subject to his continued employment by the Company and approval of the Company’s 2020 Employee Stock Plan, as amended (Proposal 3), Mr. Dolan (i) was granted non-qualified performance vesting options on July 1, 2024 to purchase 1,800,000 shares of Class A Common Stock (the "First Performance Vesting Option Award"), and (ii) is entitled to receive non-qualified performance vesting options to purchase 984,700 shares of Class A Common Stock (the "Second Performance Vesting Option Award"), which shall be granted on the first business day of the 2025 calendar year, provided that if material non-public information exists at such time, the Compensation Committee may delay such grant for up to five business days after the date on which no such material non-public information exists.
The performance vesting options (or the applicable portion thereof) will vest on the later of (1) June 30, 2027, with respect to the First Performance Vesting Option Award, or the third anniversary of the grant date, with respect to the Second Performance Vesting Option Award, and (2) the date on which any of the share price hurdles are achieved during the five-year performance period measured from the date of grant, in each case subject to Mr. Dolan’s continued employment as Chief Executive Officer and/or Executive Chairman through the applicable vesting date (subject to certain limited exceptions). The share price hurdles are as follows: 25% of each option award vests at a stock price of $75 per share, 25% of each option award vests at a stock price of $100 per share, 25% of each option award vests at a stock price of $125 per share and 25% of each option award vests at a stock price of $150 per share. The exercise price of the performance vesting options granted to Mr. Dolan on July 1, 2024 was $34.62.
In the event that the Company’s stockholders fail to approve the Company’s 2020 Employee Stock Plan, as amended (Proposal 3), the performance vesting options shall be cancelled or not granted, as applicable, and commencing with the fiscal year starting July 1, 2024, Mr. Dolan will be eligible, subject to his continued employment by the Company, to participate in such equity and other long-term incentive programs that are made available to similarly situated executives at the Company, with an annual target value of not less than $11,770,000.

David F. Byrnes
On December 8, 2023, the Company entered into an employment agreement with Mr. Byrnes, which was effective as of that date. The employment agreement provides for Mr. Byrnes’ employment as the Executive Vice President, Chief Financial Officer and Treasurer of the Company.
The employment agreement provides for an annual base salary of not less than $1,000,000 and an annual target bonus equal to not less than 100% of annual base salary. With respect to the fiscal year starting July 1, 2023, 50% of Mr. Byrnes’ annual bonus reflected the performance of his prior employer, MSGE, and 50% of his annual bonus reflected the performance of the Company.
Mr. Byrnes is eligible, subject to his continued employment by the Company, to participate in such long-term incentive programs that are made available to similarly situated executives of the Company. With respect to the fiscal year starting July 1, 2023, Mr. Byrnes received a mid-year long-term incentive grant of $100,000. Commencing with the fiscal year starting July 1, 2024, it is expected that Mr. Byrnes will receive one or more annual long-term awards with an aggregate target value of not less than $1,800,000. Mr. Byrnes is eligible to participate in the Company’s standard benefits program, subject to meeting the relevant eligibility requirements, payment of required premiums, and the terms of the plans.
If, on or prior to the December 8, 2026, Mr. Byrnes’ employment with the Company is terminated (i) by the Company other than for “cause” (as defined in the agreement), or (ii) by Mr. Byrnes for “good reason” (as defined in the agreement) and so long as “cause” does not then exist, then, subject to Mr. Byrnes’ execution of a separation agreement with the Company, the Company will provide him with the following benefits and rights: (a) a severance payment in an amount determined at the discretion of the Company, but in no event less than two times the sum of Mr. Byrnes’ annual base salary and annual target bonus; (b) any unpaid annual bonus for the fiscal year prior to the fiscal year in which such termination occurred and a prorated annual bonus for the fiscal year in which such termination occurred; (c) each of Mr. Byrnes’ outstanding long-term cash awards will immediately vest in full and will be payable to Mr. Byrnes to the same extent that other similarly situated active executives receive payment; (d) all of the time-based restrictions on each of Mr. Byrnes’ outstanding unvested restricted stock or restricted stock units (including restricted stock units subject to performance criteria) will immediately be eliminated and will be payable or deliverable to Mr. Byrnes subject to satisfaction of any applicable performance criteria; and (e) each of Mr. Byrnes’ outstanding stock options and stock appreciation awards, if any, will immediately vest.
If Mr. Byrnes’ employment is terminated due to his death or disability prior to December 8, 2026, and at such time “cause” does not exist, then, subject to execution of a separation agreement (other than in the case of death), he or his estate or beneficiary will be provided with the benefits and rights set forth in clauses (b), (d) and (e) of the preceding paragraph and each of his outstanding long-term cash awards will immediately vest in full, whether or not subject to performance criteria, and will be payable; provided, that if any such long-term cash award is subject to any performance criteria, then (i) if the measurement period for such performance criteria has not yet been fully completed, then the payment amount will be at the target amount for such award, and (ii) if the measurement period for such performance criteria has already been fully completed, then the payment amount of such award will be at the same time and to the same extent that other similarly situated executives receive payment as determined by the Compensation Committee (subject to the satisfaction of the applicable performance criteria). If after December 8, 2026, Mr. Byrnes’ employment with the Company is terminated (i) by the Company other than for “cause”, (ii) by Mr. Byrnes for “good reason” or (iii) due to his death or disability, and at such time “cause” does not exist, then, subject to Mr. Byrnes (or in the case of death, his representative’s) execution of a separation agreement, he or his estate or beneficiary will be provided with the benefits and rights set forth in clauses (b), (c), (d) and (e) of the preceding paragraph.
The employment agreement contains certain covenants by Mr. Byrnes, including a noncompetition agreement restricting Mr. Byrnes’ ability to engage in competitive activities until the first anniversary of a termination of his employment with the Company in which Mr. Byrnes executes a separation agreement.
On October 8, 2024, the Company announced that Mr. Byrnes will be leaving the Company. Mr. Byrnes will continue in his current role for an interim period to facilitate a smooth transition. Following his departure, Mr. Byrnes will receive severance benefits in accordance with the terms of his employment agreement.

Jennifer Koester
On January 5, 2024, the Company entered into an employment agreement with Ms. Koester, effective as of February 5, 2024, which provided for Ms. Koester’s employment as President of Sphere Business Operations. Effective June 10, 2024, Ms. Koester’s employment agreement was amended to provide for her employment as President and Chief Operating Officer of Sphere.
The employment agreement, as amended, provides for an annual base salary of not less than $1,450,000 and, commencing with the Company’s fiscal year starting July 1, 2023, an annual target bonus opportunity equal to not less than 150% of annual base salary; provided that her annual bonus in respect of the fiscal year beginning July 1, 2023 was prorated to reflect Ms. Koester’s commencement date. Commencing with the Company’s fiscal year starting July 1, 2023, Ms. Koester is eligible, subject to her continued employment by the Company, to participate in future long-term incentive programs that are made available to similarly situated executives of the Company. It is expected that Ms. Koester will receive one or more annual long-term awards with an aggregate target value of not less than $4,375,000; provided that her award in respect of the fiscal year beginning July 1, 2023 was prorated to reflect Ms. Koester’s commencement date.
Ms. Koester received a one-time special award of restricted stock units with an aggregate grant date fair value of $1,600,000, which was granted at the same time mid-year long-term incentive grants were granted to active employees of the Company (in April 2024) and is subject to three-year vesting (with one-third vesting in each of September 2024, 2025 and 2026). Ms. Koester also received a one-time award of premium priced options to purchase 475,000 shares of our Class A Common Stock, which was granted on February 5, 2024, and vests on October 20, 2026. Ms. Koester also received a one-time special cash payment of $400,000, paid within 30 days after February 5, 2024. If Ms. Koester’s employment with the Company terminates prior to February 5, 2025, as a result of her resignation (other than for “good reason” as defined in the employment agreement or due to her death or disability) or an involuntary termination by the Company for “cause” (as defined in the agreement), then Ms. Koester will be required to refund to the Company a prorated amount of the special cash award.
Ms. Koester is eligible to participate in the Company’s standard benefits program, subject to meeting the relevant eligibility requirements, payment of required premiums, and the terms of the plans. Pursuant to her amended employment agreement, Ms. Koester is also entitled to a maximum of 25 hours of personal flights on corporate provided aircraft, for which she will be imputed the standard industrial fare level rate.
If, on or prior to February 4, 2027, Ms. Koester’s employment is terminated (i) by the Company other than for “cause”, or (ii) by Ms. Koester for “good reason” and so long as “cause” does not then exist, then, subject to Ms. Koester’s execution of a separation agreement, the Company will provide her with the following benefits and rights: (a) a severance payment in an amount determined at the discretion of the Company, but in no event less than two times the sum of Ms. Koester’s annual base salary and annual target bonus; (b) any unpaid annual bonus for the fiscal year prior to the fiscal year in which such termination occurred and a prorated annual bonus for the fiscal year in which such termination occurred; (c) each of Ms. Koester’s outstanding unvested long-term cash awards will immediately vest in full and will be payable to Ms. Koester to the same extent that other similarly situated active executives receive payment; (d) all of the time-based restrictions on each of Ms. Koester’s outstanding unvested shares of restricted stock or restricted stock units (including restricted stock units subject to performance criteria) will immediately be eliminated and will be payable or deliverable to Ms. Koester subject to satisfaction of any applicable performance criteria; and (e) each of Ms. Koester’s outstanding stock options and stock appreciation awards, if any, will immediately vest.
If Ms. Koester’s employment is terminated due to her death or disability before February 4, 2027, and at such time cause does not exist, then, subject to execution of a separation agreement (other than in the case of death), she or her estate or beneficiary will be provided with the benefits and rights set forth in clauses (b), (d) and (e) of the preceding paragraph and any long-term cash awards will immediately vest in full, whether or not subject to performance criteria, and will be payable; provided, that if any such long-term cash award is subject to any performance criteria, then (i) if the measurement period for such performance criteria has not yet been fully completed, then the payment amount will be at the target amount for such award, and (ii) if the measurement period for such performance criteria has already been fully completed, then the payment amount of such award will be at the same time and to the same extent that other similarly situated executives receive payment as determined by the Compensation Committee (subject to the satisfaction of the applicable performance criteria). If after February 4, 2027, Ms. Koester’s employment with the Company is terminated (i) by the Company other than for “cause”, (ii) by Ms. Koester for “good reason” or (iii) due to her death or disability, and at such time “cause” does not exist, then, subject to Ms. Koester (or in the case of death, her representative’s) execution of a separation agreement, she or her estate or beneficiary will be provided with the benefits and rights set forth in clauses (b), (c), (d) and (e) of the preceding paragraph.
The employment agreement contains certain covenants by Ms. Koester, including a non-competition agreement restricting Ms. Koester’s ability to engage in competitive activities until the first anniversary of a termination of her employment with the Company.
Prior to the employment agreement amendment (which was effective June 10, 2024), Ms. Koester’s title was President of Sphere Business Operations and her employment agreement provided for an annual base salary of $1,250,000.
Andrea Greenberg
Following the Networks Merger, in connection with Ms. Greenberg’s continued employment as President and Chief Executive Officer of MSG Networks, Ms. Greenberg and MSGN, a subsidiary of the Company, entered into an employment agreement on August 27, 2021, which was effective as of August 23, 2021 and had a scheduled expiration date of September 1, 2024. The employment agreement provided for an annual base salary of not less than $1,350,000. Ms. Greenberg was eligible to participate in the Company’s discretionary annual incentive program with an annual target bonus equal to not less than 150% of her annual base salary.
Ms. Greenberg was eligible to participate in such long-term incentive programs that were made available to similarly situated executives of MSGN, subject to Ms. Greenberg’s continued employment by MSGN, with an aggregate target value of not less than $2,525,000.
Under the agreement, Ms. Greenberg was eligible to participate in the Company’s standard benefits program, subject to meeting the relevant eligibility requirements, payment of required premiums, and the terms of the plans.
If, on or prior to September 1, 2024, Ms. Greenberg’s employment with MSGN was terminated (i) by the
Company other than for “cause” (as defined in the agreement), or (ii) by Ms. Greenberg for “good reason” (as defined in the agreement) and cause did not then exist, then, subject to Ms. Greenberg’s execution of a separation agreement with MSGN, MSGN would have provided her with the following benefits and rights: (a) a severance payment in an amount determined at the discretion of MSGN, but in no event less than the sum of Ms. Greenberg’s annual base salary and annual target bonus; (b) any unpaid annual bonus for the fiscal year prior to the fiscal year in which such termination occurred and a prorated annual bonus for the fiscal year in which such termination occurred; (c) each of Ms. Greenberg’s outstanding long-term cash awards would have immediately vested in full and would have been payable to Ms. Greenberg to the same extent that other similarly situated active executives received payment; (d) (i) all of the time-based restrictions on each of Ms. Greenberg’s outstanding unvested restricted stock or restricted stock units (including restricted stock units subject to performance criteria) would have immediately been eliminated and would have been payable or deliverable to Ms. Greenberg subject to satisfaction of any applicable performance criteria; and (e) each of Ms. Greenberg’s outstanding stock options and stock appreciation awards under the plans of MSGN, if any, would immediately vest.
If Ms. Greenberg’s employment was terminated due to her death or disability prior to September 1, 2024, and at such time cause did not exist, then, subject to execution of a separation agreement (other than in the case of death), she or her estate or beneficiary would have been provided with the benefits and rights set forth in clauses (b), (d) and (e) of the preceding paragraph and each of her outstanding long-term cash awards would have immediately vested in full, whether or not subject to performance criteria and would have been payable; provided, that if any such award were subject to any performance criteria, then (i) if the measurement period for such performance criteria had not yet been fully completed, then the payment amount would have been at the target amount for such award, and (ii) if the measurement period for such performance criteria had already been fully completed, then the payment amount of such award would be at the same time and to the same extent that other similarly situated executives received payment as determined by the Compensation Committee (subject to the satisfaction of the applicable performance criteria). If Ms. Greenberg’s employment was terminated by Ms. Greenberg prior to September 1, 2024 for any reason on at least three months’ prior written notice, and at such time cause did not exist, then, subject to execution of a separation agreement, she would have been provided with the benefits and rights set forth in clauses (b) through (e) of the preceding paragraph.
The employment agreement contained certain covenants by Ms. Greenberg, including a noncompetition agreement restricting Ms. Greenberg’s ability to engage in competitive activities until the first anniversary of a termination of her employment with MSGN.
Effective September 1, 2024, MSGN and the Company entered into a new employment agreement with Ms. Greenberg. The terms of the new employment agreement are substantially similar to the terms of the prior employment agreement, except that: (i) for the six-month transition period from July 1, 2024 – December 31, 2024, Ms. Greenberg’s target bonus opportunity will equal not less than 50% of the annual target bonus opportunity otherwise contemplated under the employment agreement; (ii) for such transition period, Ms. Greenberg’s long-term incentive awards will have a target value of not less than 50% of the target value otherwise contemplated under the employment agreement; (iii) the scheduled expiration date is now September 1, 2025; and (iv) if on or prior to the scheduled expiration date Ms. Greenberg’s employment with MSGN is terminated (a) by MSGN other than for “cause”, or (b) by Ms. Greenberg for “good reason” and so long as “cause” does not then exist, then, subject to Ms. Greenberg’s execution of a separation agreement with MSGN, MSGN will provide her with, among other benefits and rights, a severance payment in an amount determined at the discretion of MSGN, but in no event less than two times the sum of Ms. Greenberg’s annual base salary and annual target bonus.
David Granville-Smith
In connection with Mr. Granville-Smith’s appointment as Executive Vice President, the Company entered into an employment agreement with Mr. Granville-Smith dated June 15, 2023, which was effective as of June 15, 2023. The agreement recognizes that Mr. Granville-Smith is employed by MSGS and AMC Networks during his employment with the Company. As noted above, Mr. Granville-Smith’s MSGS and AMC Networks employment arrangements are pursuant to a separate written employment agreement with each of MSGS and AMC Networks, respectively (for more information regarding Mr. Granville-Smith’s employment arrangements with MSGS, see MSGS’s 2024 Definitive Proxy Statement).
The employment agreement provides for an annual base salary of not less than $800,000 and, commencing with the Company’s fiscal year starting July 1, 2023, an annual target bonus opportunity equal to not less than 100% of annual base salary. Mr. Granville-Smith is eligible, subject to his continued employment by the Company, to participate, commencing with the Company’s fiscal year starting July 1, 2023, in future long-term incentive programs that are made available to similarly situated executives of the Company. It is expected that Mr. Granville-Smith will receive one or more annual long-term awards with an aggregate target value of not less than $1,700,000. Notwithstanding the foregoing, in connection with Mr. Granville-Smith’s continuing employment with the Company, the award granted to Mr. Granville-Smith in September 2023 had an annual target value of $2,000,000.
Mr. Granville-Smith received a one-time special award of restricted stock units with an aggregate grant date fair value of $3,500,000, which was granted on the effective date of his employment agreement and is subject to three-year vesting. Mr. Granville-Smith also received a one-time special cash payment of $925,000, paid within 30 days after the effective date of the employment agreement. If Mr. Granville-Smith’s employment with the Company had terminated prior to the first anniversary of the commencement of his employment as a result of (a) an involuntary termination by the Company for “cause” (as defined in the agreement) or (b) his resignation (other than for “good reason” (as defined in the agreement)), then Mr. Granville-Smith would have been required to refund to the Company the full amount of the special cash award.
Mr. Granville-Smith is not eligible for our standard benefits program, with the exception of Mr. Granville’s participation in the Company’s Excess Saving Plans and life insurance program; provided that if Mr. Granville-Smith’s employment with MSGS is terminated while Mr. Granville-Smith remains employed by the Company, then he would be eligible to participate in the Company’s standard benefits program, subject to meeting the relevant eligibility requirements, payment of required premiums, and the terms of the plans.
If, on or prior to June 15, 2028, Mr. Granville-Smith’s employment is either terminated by the Company for any reason other than “cause”, or is terminated by Mr. Granville-Smith for “good reason” and cause does not then exist, then, subject to Mr. Granville-Smith’s execution of a separation agreement, the Company will provide him with the following benefits and rights: (a) a severance payment in an amount determined at the discretion of the Company, but in no event less than two times the sum of Mr. Granville-Smith’s annual base salary and annual target bonus; (b) any unpaid annual bonus for the fiscal year prior to the fiscal year in which such termination occurred and a prorated annual bonus for the fiscal year in which such termination occurred; (c) each of Mr. Granville-Smith’s outstanding unvested long-term cash awards will immediately vest in full and will be payable to Mr. Granville-Smith to the same extent that other similarly situated active executives receive payment; (d) all of the time-based restrictions on each of Mr. Granville-Smith’s outstanding unvested shares of restricted stock or restricted stock units (including restricted stock units subject to performance criteria) will immediately be eliminated and such restricted stock and restricted stock units will be payable or deliverable to Mr. Granville-Smith subject to satisfaction of any applicable performance criteria; and (e) each of Mr. Granville-Smith’s outstanding unvested stock options and stock appreciation awards will immediately vest.
If Mr. Granville-Smith’s employment is terminated due to his death or disability before June 15, 2028, and at such time “cause” does not exist, then, subject to execution of a separation agreement (other than in the case of death), he or his estate or beneficiary will be provided with the benefits and rights set forth in clauses (b), (d) and (e) of the preceding paragraph and any long-term cash awards will immediately vest in full, whether or not subject to performance criteria and will be payable; provided, that if any such long-term cash award is subject to any performance criteria, then (i) if the measurement period for such performance criteria has not yet been fully completed, then the payment amount will be at the target amount for such award, and (ii) if the measurement period for such performance criteria has already been fully completed, then the payment amount of such award will be at the same time and to the same extent that other similarly situated executives receive payment as determined by the Compensation Committee (subject to the satisfaction of the applicable performance criteria).
The employment agreement contains certain covenants by Mr. Granville-Smith, including a non-competition agreement restricting Mr. Granville-Smith’s ability to engage in competitive activities until the first anniversary of a termination of his employment with the Company.
Gregory Brunner
In connection with Mr. Brunner’s appointment as Senior Vice President, Controller and Principal Accounting Executive of the Company, Mr. Brunner and the Company entered into an employment agreement on April 20, 2023, which was effective as of June 5, 2023. The employment agreement provides for an annual base salary of not less than $450,000. Commencing with the 2024 fiscal year, Mr. Brunner is eligible to participate in the Company’s discretionary annual incentive program with an annual target bonus equal to not less than 40% of his annual base salary. Commencing with the 2024 fiscal year, Mr. Brunner is eligible, subject to his continued employment by the Company, to participate in such long-term incentive programs that are made available to similarly situated executives at the Company. It is expected that Mr. Brunner will receive one or more annual long-term awards with an aggregate target value of not less than $330,000. Mr. Brunner is eligible to participate in the Company’s standard benefits program, subject to meeting the relevant eligibility requirements, payment of required premiums, and the terms of the plans.
If, prior to June 5, 2026, Mr. Brunner’s employment is terminated (i) by the Company other than for “cause” (as defined in the agreement), or (ii) by Mr. Brunner for “good reason” (as defined in the agreement) and so long as cause does not then exist, then, subject to Mr. Brunner’s execution of a separation agreement with the Company, the Company will provide him with the following benefits and rights: (a) a severance payment in an amount determined at the discretion of the Company, but in no event less than the sum of Mr. Brunner’s annual base salary and annual target bonus; and (b) any unpaid annual bonus for the fiscal year prior to the fiscal year in which such termination occurred and a prorated annual bonus for the fiscal year in which such termination occurred.
The employment agreement contains certain covenants by Mr. Brunner, including a noncompetition agreement restricting Mr. Brunner’s ability to engage in competitive activities until the first anniversary of a termination of his employment with the Company, provided that the non-competition covenant will not apply following a termination of Mr. Brunner’s employment either by the Company other than for “cause” or by Mr. Brunner for “good reason” (if “cause” does not then exist) if Mr. Brunner (i) waives his entitlement to the severance benefits described above or (ii) transfers to an affiliated company such that there is no effective break in service and Mr. Brunner is subject to such affiliated company’s restrictive covenants.
Gautam Ranji
Mr. Ranji served as the Executive Vice President, Chief Financial Officer and Treasurer of the Company until November 3, 2023. On November 3, 2023, Mr. Ranji entered into a separation agreement with the Company whereby, based on Mr. Ranji’s service to the Company, the Company agreed to provide him (i) a pro rata portion of the annual cash incentive award earned for performance in the 2024 fiscal year based on actual Company performance and (ii) the continued vesting of his outstanding restricted stock units and Converted PSUs.
Pursuant to his employment agreement dated April 20, 2023, Mr. Ranji received an annual base salary of not less than $625,000. Mr. Ranji was eligible to participate in the Company’s discretionary annual incentive program with an annual target bonus equal to not less than 100% of his annual base salary.
Mr. Ranji was eligible, subject to his continued employment by the Company, to participate in such long-term incentive programs that were made available to similarly situated executives of the Company. It was expected that Mr. Ranji would receive one or more annual long-term awards with an aggregate target value of not less than $750,000. Mr. Ranji was eligible to participate in the Company’s standard benefits program, subject to meeting the relevant eligibility requirements, payment of required premiums, and the terms of the plans.
If, on or prior to April 20, 2026, Mr. Ranji’s employment with the Company was terminated (i) by the Company other than for “cause” (as defined in the agreement), or (ii) by Mr. Ranji for “good reason” (as defined in the agreement) and “cause” did not then exist, then, subject to Mr. Ranji’s execution of a separation agreement with the Company, the Company would have provided him with the following benefits and rights: (a) a severance payment in an amount determined at the discretion of the Company, but in no event less than two times the sum of Mr. Ranji’s annual base salary and annual target bonus; (b) any unpaid annual bonus for the fiscal year prior to the fiscal year in which such termination occurred and a prorated annual bonus for the fiscal year in which such termination occurred; (c) each of Mr. Ranji’s outstanding long-term cash awards would have immediately vested in full and would have been payable to Mr. Ranji to the same extent that other similarly situated active executives receive payment; (d) all of the time-based restrictions on each of Mr. Ranji’s outstanding unvested restricted stock or restricted stock units (including restricted stock units subject to performance criteria) would have immediately been eliminated and would have been payable or deliverable to Mr. Ranji subject to satisfaction of any applicable performance criteria; and (e) each of Mr. Ranji’s outstanding stock options and stock appreciation awards, if any, would have immediately vested.
If Mr. Ranji’s employment had been terminated due to his death or disability prior to April 20, 2026, and at such time cause did not exist, then, subject to execution of a separation agreement (other than in the case of death), he or his estate or beneficiary would have been provided with the benefits and rights set forth in clauses (b), (d) and (e) of the preceding paragraph and any outstanding long-term cash awards would have immediately vested in full, whether or not subject to performance criteria, and would have been payable; provided, that if any such long-term cash award had been subject to any performance criteria, then (i) if the measurement period for such performance criteria had not yet been fully completed, then the payment amount would have been at the target amount for such award, and (ii) if the measurement period for such performance criteria had already been fully completed, then the payment amount of such award would have been at the same time and to the same extent that other similarly situated executives receive payment as determined by the Compensation Committee (subject to the satisfaction of the applicable performance criteria).
The employment agreement contained certain covenants by Mr. Ranji, including a noncompetition agreement restricting Mr. Ranji’s ability to engage in competitive activities until the first anniversary of a termination of his employment with the Company.

TERMINATION AND SEVERANCE
This section describes the payments that would be received by our NEOs who were employed by the Company as of June 30, 2024 upon various terminations of employment scenarios. The information under “Separation from the Company” assumes that each NEO was employed by the Company under his or her applicable employment agreement, and his or her employment terminated as of June 28, 2024 (the last business day of the 2024 fiscal year). This information is presented to illustrate the payments such NEOs would have received from the Company under the various termination scenarios.
Separation from the Company
Payments may be made to NEOs upon the termination of their employment with the Company depending upon the circumstances of their termination, which include termination by the Company without cause, termination by the Company with cause, termination by the NEO for good reason, other voluntary termination by the NEO, retirement, death, disability, or termination following a change in control of the Company or following a going private transaction. Certain of these circumstances are addressed in the employment agreement between the Company and each NEO. For a description of termination provisions in the employment agreements with our NEOs, please see “— Employment Agreements” above. In addition, award agreements for long-term incentives also address some of these circumstances.
Award Agreement Terms in the Event of a Change in Control or Going Private Transaction
The award agreements governing the restricted stock units of the Company provide that upon a change in control or going private transaction of the Company, the applicable NEO will be entitled to either (in the successor entity’s discretion) (a) cash equal to the unvested restricted stock units multiplied by the per share price paid in the change in control or going private transaction, or (b) only if the successor entity is a publicly-traded company, a replacement restricted stock unit award from the successor entity with the same terms. Any such cash award as provided in clause (a) above would be payable, and any replacement restricted stock unit award as provided in clause (b) above would vest, upon the earliest of (i) the date the restricted stock units were originally scheduled to vest so long as the applicable NEO remains continuously employed by the Company, MSGE, MSGS or any of their respective subsidiaries and if such entities remain affiliates of the Company, (ii) death, (iii) a termination without “cause” or a resignation for “good reason” (as each term is defined in the applicable award agreement) from the Company, a subsidiary or the successor entity, or (iv) only if the successor entity elects clause (b) above, upon a resignation without “good reason” from the Company, a subsidiary or the successor entity, that is at least six months, but no more than nine months, following the change in control or going private transaction.
The award agreements governing the performance stock units of the Company provide that upon a change in control or going private transaction of the Company, the unvested performance stock units will vest at the target level and be payable (i) upon a change in control, regardless of whether the applicable NEO’s employment is terminated, or (ii) following a going private transaction, upon the earlier of (x) July 1, 2024 (in the case of 2022 fiscal year awards), July 1, 2025 (in the case of 2023 fiscal year awards) or July 1, 2026 (in the case of fiscal year 2024 awards), if the applicable NEO is employed by the Company, MSGE, MSGS or any of their respective subsidiaries and if such entities remain affiliates of the Company, (y) death or (z) a termination without “cause” or a resignation for “good reason” (as each term is defined in the applicable award agreement) from the Company, a subsidiary or the successor entity. In March 2024, the Compensation Committee deemed all Converted PSUs earned at 100% of target and, accordingly, the Converted PSUs are no longer subject to performance-based vesting conditions.
The award agreements governing the stock options of the Company provide that upon a change in control or going private transaction of the Company, the applicable NEO will be entitled to either (a) cash equal to the number of options multiplied by the excess of the per share price paid in the change in control or going private transaction over the exercise price, or (b) only if the successor entity is a publicly traded company, a replacement option award from the successor entity with the same terms. Any such cash award would be payable, or unvested options would vest, upon the earliest of (i) the date the options were originally scheduled to vest so long as the NEO remains continuously employed by the Company, MSGE, MSGS or any of their respective subsidiaries and if such entities remain affiliates of the Company, (ii) a termination without “cause” or a resignation for “good reason” (as each term is defined in the applicable award agreement) from the Company, a subsidiary or successor entity, within three years following the change in control or going private transaction, or (iii) only if the successor entity elects clause (b) above, upon a resignation without “good reason” from the Company, a subsidiary or successor entity, that is at least six months, but no more than nine months following the change in control or going private transaction. Any stock options that have an exercise price greater than the per share price paid in the change in control or going private transaction may be cancelled for no consideration.
The award agreements governing the FY24 premium priced option performance awards provide that upon a change in control or going private transaction of the Company, the applicable NEO will be entitled to either (a) cash equal to the number of options multiplied by the excess of the per share price paid in the change in control or going private transaction over the exercise price, or (b) only if the successor entity is a publicly traded company, a replacement option award from the successor entity with the same terms. Any such cash award would be payable, or unvested options would vest, upon the earliest of (i) the date the options were originally scheduled to vest so long as the NEO remains continuously employed by the Company, MSGE, MSGS any of their respective subsidiaries and if such entities remain affiliates of the Company through the applicable date, (ii) a termination without “cause” or a resignation for “good reason” (as each term is defined in the applicable award agreement) from the Company within three years following the change in control or going private transaction, or (iii) only if the successor entity elects clause (b) above, upon a resignation without “good reason” from the Company that is at least six months, but no more than nine months following the change in control or going private transaction. Any substitute stock options that vest in accordance with the foregoing sentence shall remain exercisable for the lesser of three years and the remaining term of the options. Any stock options that have an exercise price greater than the per share price paid in the change in control or going private transaction may be cancelled for no consideration.
The award agreements governing the performance stock options of the Company provide that upon a change in control or going private transaction of the Company, the unvested performance stock options will vest at the target level (or at actual performance if the going private transaction is effective following the applicable performance period) and be payable (i) upon a change in control, regardless of whether the applicable NEO’s employment is terminated or (ii) following a going private transaction, (x) if the options are not exercisable on the effective date, upon the earliest of (1) the date the options were originally scheduled to vest so long as the NEO remains continuously employed by the Company, MSGE, MSGS or affiliates of such entities and if such entities remain affiliates of the Company or (2) a termination without “cause” or a resignation for “good reason” (as each term is defined in the applicable award agreement) from the Company, a subsidiary or successor entity, within three years following the going private transaction, or (y) if the options are exercisable on the effective date, promptly following the going private transaction. Any performance stock options that have an exercise price greater than the per share price paid in the change in control or going private transaction may be cancelled for no consideration.
Quantification of Termination and Severance
The following tables set forth a quantification of estimated severance and other benefits payable by the Company to the NEOs who were employed by the Company as of June 30, 2024 under various circumstances regarding the termination of their employment. A discussion of the benefits payable to Mr. Ranji following his resignation follows the tables set forth below. In calculating these amounts, we have taken into consideration or otherwise assumed the following:
•Termination of employment occurred after the close of business on June 28, 2024.
•We have valued equity awards (other than stock options) using the closing market price of our Class A Common Stock of $35.06 and MSGE Class A common stock of $34.23 on the NYSE on June 28, 2024.
•We have valued stock options at their intrinsic value equal to the closing market price of our Class A Common Stock of $35.06 and MSGE Class A common stock of $34.23 on the NYSE on June 28, 2024, less the per share exercise price, multiplied by the number of shares underlying the stock options.
•We have assumed that the per share price paid in a change in control or going private transaction is equal to the closing market price of our Class A Common Stock of $35.06 and MSGE Class A common stock of $34.23 on the NYSE on June 28, 2024.
•In the event of termination of employment, the payment of certain long-term incentive awards and other amounts may be delayed, depending upon the terms of each specific award agreement, the provisions of the applicable NEO’s employment agreement and the applicability of Code Section 409A. In quantifying aggregate termination payments, we have not taken into account the timing of the payments and we have not discounted the value of payments that would be made over time, except where otherwise disclosed.
•We have assumed that all performance objectives for performance-based long-term awards are achieved (but not exceeded).
•We have assumed that on June 28, 2024, each NEO who was also simultaneously employed by MSGE, MSGS or both is simultaneously terminated from the Company, MSGE and MSGS, as applicable.
For the avoidance of doubt, the following tables do not disclose any severance or other benefits payable to any NEO by MSGE or MSGS as a result of their termination from the Company, MSGE or MSGS, as applicable, including any entitlement to the vesting of equity issued by MSGE or MSGS. For additional information regarding information payable to certain NEOs in connection with a simultaneous termination from the Company, MSGE and MSGS, as applicable, see MSGE’s and MSGS’s 2024 Definitive Proxy Statements, as applicable, as well as such NEO’s employment agreement with MSGE and MSGS, as applicable.
Benefits Payable as a Result of Voluntary Termination of Employment by NEO, Termination of Employment by NEO Due to Retirement, or Termination of Employment by the Company for Cause
In the event of a voluntary termination of employment, a retirement, or termination by the Company for Cause, no NEO other than Ms. Greenberg would have been entitled to any payments at June 28, 2024, excluding any pension or other vested retirement benefits. With respect to Ms. Greenberg, if her employment was terminated for any reason on at least three months’ prior written notice, and at such time cause did not exist, then, subject to execution of a separation agreement, she would have been entitled to the benefits set forth in the “Benefits Payable as a Result of Termination of Employment by the Company Without Cause or Termination of Employment by NEO for Good Reason” table, excluding the severance amount.
Benefits Payable as a Result of Termination of Employment by the Company Without Cause or Termination of Employment by NEO for Good Reason*

Elements	James L. Dolan		David F. Byrnes		Jennifer Koester		Andrea Greenberg		David Granville- Smith		Gregory Brunner
Severance	$6,000,000	(1)	$4,000,000	(1)	7,250,000	(1)	$3,375,000	(2)	$3,200,000	(1)	$630,000	(2)
Pro rata bonus	2,000,000	(3)	1,265,000	(3)	906,250	(3)	2,190,645	(3)	800,000	(3)	180,000	(3)
Unvested restricted stock	6,127,401	(4)	453,080	(4)	1,979,172	(4)	1,800,366	(4)	5,859,297	(4)	—
Unvested performance stock	9,261,976	(5)	789,867	(5)	718,274	(5)	2,442,069	(5)	943,009	(5)	—
Unvested stock options	—	(6)	—		—	(6)	—		—		—
______________
*The amounts in this table do not include any pension or other vested retirement benefits.
(1)Represents severance equal to two times the sum of his or her annual base salary and annual target bonus.
(2)Represents severance equal to the sum of his or her annual base salary and annual target bonus. Effective September 1, 2024, Ms. Greenberg’s new employment agreement provides for severance equal to two times the sum of her annual base salary and annual target bonus. See “— Employment Agreements” above for additional information.

(3)Represents a pro rata annual bonus for the year in which the termination occurred, payable to the same extent as annual bonuses are paid to the other NEOs under the Company’s program without regard to personal performance objectives.
(4)Represents the full vesting of the 2022, 2023 and 2024 fiscal year LTIP grants of restricted stock units, as applicable, which are: Mr. Dolan, 28,246 units ($990,305), 65,834 units ($2,308,140), and 80,689 units ($2,828,956), respectively; Mr. Byrnes, 2,472 units ($86,668), 9,327 units ($327,005), and 1,124 units ($39,407), respectively; Ms. Koester, 20,487 units ($718,274) (2024 fiscal year only); Ms. Greenberg, 5,836 units ($204,610), 13,187 units ($462,336), and 32,328 units ($1,133,420), respectively; and Mr. Granville-Smith, 26,897 units ($943,009) (2024 fiscal year only). With respect to Mr. Granville-Smith, the amount also includes the full vesting of 140,225 units ($4,916,289) granted in June 2023 in connection with Mr. Granville-Smith’s commencement of employment with the Company, which was intended to compensate him for forfeited compensation from his previous employer, and with respect to Ms. Koester the amount also includes the full vesting of 35,964 units ($1,260,898) granted in April 2024 in connection with Ms. Koester’s commencement of employment with the Company, which was intended to compensate her for forfeited compensation from her previous employer.
(5)Represents the full vesting of the 2022, 2023 and 2024 fiscal year LTIP grants of performance stock units (Converted PSUs), as applicable, which are: Mr. Dolan, 84,736 units ($2,970,844), 98,750 units ($3,462,175), and 80,689 units ($2,828,956), respectively; Mr. Byrnes, 7,415 units ($259,970), 13,990 units ($490,489), and 1,124 units ($39,407), respectively; Ms. Koester, 20,487 units ($718,274) (2024 fiscal year only); Ms. Greenberg, 17,546 units ($615,163), 19,781 units ($693,522), and 32,327 units ($1,133,385), respectively; and Mr. Granville-Smith, 26,897 units ($943,009) (2024 fiscal year only).
(6)With respect to Mr. Dolan and Ms. Koester, a prorata portion of all unexercised and outstanding FY24 premium priced performance options would become exercisable on October 20, 2026 (and would remain exercisable for three years), with such prorated portion calculated in accordance with their respective award agreements. For Mr. Dolan, such pro rata vesting would consist of (i) 408,164 options with an exercise price of $42.23, (ii) 408,164 options with an exercise price of $45.60 and (iii) 408,164 options with an exercise price of $50.67, and for Ms. Koester would consist of (i) 158,333 options with an exercise price of $42.23, (ii) 158,333 options with an exercise price of $45.60 and (iii) 158,334 options with an exercise price of $50.67. Each of the options has an exercise price greater than the closing market price of Class A Common Stock on the NYSE on June 28, 2024, and therefore had no reportable value as of such date.
Benefits Payable as a Result of Termination of Employment Due to Death or Disability*

Elements	James L. Dolan		David F. Byrnes		Jennifer Koester		Andrea Greenberg		David Granville- Smith		Gregory Brunner(1)
Severance	—		—		—		—		—		—
Pro rata bonus	2,000,000	(2)	1,265,000	(2)	906,250	(2)	2,190,645	(2)	800,000	(2)	—
Unvested restricted stock	6,127,401	(3)	453,080	(3)	1,979,172	(3)	1,800,366	(3)	5,859,297	(3)	155,596	(3)
Unvested performance stock	9,261,976	(4)	789,867	(4)	718,274	(4)	2,442,069	(4)	943,009	(4)	155,596	(4)
Unvested stock options	—	(5)	—		—	(5)	—		—		—
______________
*The amounts in this table do not include any pension or other vested retirement benefits.
(1)With respect to Mr. Brunner, a termination by the Company due to disability would be treated under his employment agreement as a termination by the Company without cause and, therefore, Mr. Brunner would be entitled to the amounts reflected in the table above, as well as those reflected in the “Benefits Payable as a Result of Termination of Employment by the Company Without Cause or Termination of Employment by NEO for Good Reason” table.
(2)Represents a pro rata annual bonus for the year in which the termination occurred, payable to the same extent as annual bonuses are paid to the other NEOs under the Company’s program but without regard to personal performance objectives.
(3)Represents the full vesting of the 2022, 2023 and 2024 fiscal year LTIP grants of restricted stock units, as applicable, which are: Mr. Dolan, 28,246 units ($990,305), 65,834 units ($2,308,140), and 80,689 units ($2,828,956), respectively; Mr. Byrnes, 2,472 units ($86,668), 9,327 units ($327,005), and 1,124 units ($39,407), respectively; Ms. Koester, 20,487 units ($718,274) (2024 fiscal year only); Ms. Greenberg, 5,836 units ($204,610), 13,187 units ($462,336), and 32,328 units ($1,133,420), respectively; Mr. Granville-Smith, 26,897 units ($943,009) (2024 fiscal year only); and Mr. Brunner, 4,438 units ($155,596) (2024 fiscal year only). With respect to Mr. Granville-Smith, the amount also includes the full vesting of 140,225 units ($4,916,289) granted in June 2023 in connection with Mr. Granville-Smith’s commencement of employment with the Company, which was intended to compensate him for forfeited compensation from his previous employer, and with respect to Ms. Koester the amount also includes the full vesting of 35,964 units ($1,260,898) granted in April 2024 in connection with Ms. Koester’s commencement of employment with the Company, which was intended to compensate her for forfeited compensation from her previous employer.
(4)Represents the full vesting 2022, 2023 and 2024 fiscal year LTIP grants of performance stock units (Converted PSUs), as applicable, which are: Mr. Dolan, 84,736 units ($2,970,844), 98,750 units ($3,462,175), and 80,689 units ($2,828,956), respectively; Mr. Byrnes, 7,415 units ($259,970), 13,990 units ($490,489), and 1,124 units ($39,407), respectively; Ms. Koester, 20,487 units ($718,274) (2024 fiscal year only); Ms. Greenberg, 17,546 units ($615,163), 19,781 units ($693,522), and 32,327 units ($1,133,385), respectively; Mr. Granville-Smith, 26,897 units ($943,009) (2024 fiscal year only); and Mr. Brunner, 4,438 units ($155,596) (2024 fiscal year only).
(5)With respect to Mr. Dolan and Ms. Koester, all unexercised and outstanding FY24 premium priced performance options would become exercisable immediately in the event of death (and would be exercisable for three years following death), or on October 20, 2026 in the event of termination by the Company due to disability (and would be exercisable for three years following the vesting date). For Mr. Dolan, such vesting would consist of (i) 408,164 options with an exercise price of $42.23, (ii) 408,164 options with an exercise price of $45.60 and (iii) 408,164 options with an exercise price of $50.67, and for Ms. Koester, such vesting would consist of (i) 158,333 options with an exercise price of $42.23, (ii) 158,333 options with an exercise price of $45.60 and (iii) 158,334 options with an exercise price of $50.67. Each of the options has an exercise price greater than the closing market price of Class A Common Stock on the NYSE on June 28, 2024, and therefore had no reportable value as of such date.
Benefits Payable as a Result of Termination of Employment by the Company without Cause or for Good Reason Following a Change in Control or Going Private Transaction(1)(2)*

Elements	James L. Dolan		David F. Byrnes		Jennifer Koester		Andrea Greenberg		David Granville- Smith		Gregory Brunner
Severance	$6,000,000	(3)	$4,000,000	(3)	7,250,000	(3)	$3,375,000	(4)	$3,200,000	(3)	$630,000	(4)
Pro rata bonus	2,000,000	(5)	1,265,000	(5)	906,250	(5)	2,190,645	(5)	800,000	(5)	180,000	(5)
Unvested restricted stock	6,127,401	(6)	453,080	(6)	1,979,172	(6)	1,800,366	(6)	5,859,297	(6)	155,596	(6)
Unvested performance stock	9,261,976	(7)	789,867	(7)	718,274	(7)	2,442,069	(7)	943,009	(7)	155,596	(7)
Unvested time-based stock options	—	(8)	—		—	(8)	—		—		—
______________
*The amounts in this table do not include any pension or other vested retirement benefits.
(1)The information in this table and the footnotes hereto describe amounts payable as a result of certain terminations of employment by the NEO or the Company following a change in control. The amounts payable as a result of termination of employment by the NEO or the Company following a going private transaction are generally equal to or less than the amounts payable as a result of termination of employment by the NEO or the Company following a change in control. Notwithstanding the amounts set forth in this table, if any payment otherwise due to any of the NEOs would result in the imposition of an excise tax under Code Section 4999, then the Company would instead pay to the applicable NEO either (a) the amounts set forth in this table, or (b) the maximum amount that could be paid to such NEO without the imposition of the excise tax, whichever results in a greater amount of after-tax proceeds to such NEO.
(2)The amounts in this table assume that the applicable NEO has either been terminated without “cause” or resigned for “good reason” following such a change in control or going private transaction. The award agreements applicable to stock awards held by the NEOs dictate the terms of the vesting of those awards and any severance or bonus reflected in this table is provided as a result of the terms of the applicable NEO’s employment agreement and its terms related to termination without “cause” or resigned for “good reason,” and such severance is not enhanced by the change of control or going private transaction. For additional information, see “—Award Agreement Terms in the Event of a Change in Control or Going Private Transaction” above.
(3)Represents severance equal to two times the sum of his or her annual base salary and annual target bonus.
(4)Represents severance equal to his or her annual base salary and annual target bonus. Effective September 1, 2024, Ms. Greenberg's new employment agreement provides for severance equal to two times the sum of her annual base salary and annual target bonus. See “— Employment Agreements” above for additional information.
(5)Represents a pro rata annual bonus for the year in which the termination occurred, payable to the same extent as annual bonuses are paid to the other NEOs under the Company’s program without regard to personal performance objectives.
(6)Represents the full vesting of the 2022, 2023 and 2024 fiscal year LTIP grants of restricted stock units, as applicable, which are: Mr. Dolan, 28,246 units ($990,305), 65,834 units ($2,308,140), and 80,689 units ($2,828,956), respectively; Mr. Byrnes, 2,472 units ($86,668), 9,327 units ($327,005), and 1,124 units ($39,407), respectively; Ms. Koester, 20,487 units ($718,274) (2024 fiscal year only); Ms. Greenberg, 5,836 units ($204,610), 13,187 units ($462,336), and 32,328 units ($1,133,420), respectively; Mr. Granville-Smith, 26,897 units ($943,009) (2024 fiscal year only); and Mr. Brunner, 4,438 units ($155,596) (2024 fiscal year only). With respect to Mr. Granville-Smith, the amount also includes the full vesting of 140,225 units ($4,916,289) granted in June 2023 in connection with Mr. Granville-Smith’s commencement of employment with the Company, which was intended to compensate him for forfeited compensation from his previous employer, and with respect to Ms. Koester the amount also includes the full vesting of 35,964 units ($1,260,898) granted in April 2024 in connection with Ms. Koester’s commencement of employment with the Company, which was intended to compensate her for forfeited compensation from her previous employer.
(7)Represents the full vesting 2022, 2023 and 2024 fiscal year LTIP grants of performance stock units (Converted PSUs), as applicable, which are: Mr. Dolan, 84,736 units ($2,970,844), 98,750 units ($3,462,175), and 80,689 units ($2,828,956), respectively; Mr. Byrnes, 7,415 units ($259,970), 13,990 units ($490,489), and 1,124 units ($39,407), respectively; Ms. Koester, 20,487 units ($718,274) (2024 fiscal year only); Ms. Greenberg, 17,546 units ($615,163), 19,781 units ($693,522), and 32,327 units ($1,133,385), respectively; Mr. Granville-Smith, 26,897 units ($943,009) (2024 fiscal year only); and Mr. Brunner, 4,438 units ($155,596) (2024 fiscal year only).
(8)With respect to Mr. Dolan and Ms. Koester, all unexercised and outstanding FY24 premium priced performance options would become exercisable immediately in the event of a termination without “cause” or a resignation for “good reason” within three years following a change in control or going private transaction. For Mr. Dolan, such vesting would consist of (i) 408,164 options with an exercise price of $42.23, (ii) 408,164 options with an exercise price of $45.60 and (iii) 408,164 options with an exercise price of $50.67, and for Ms. Koester, such vesting would consist of (i) 158,333 options with an exercise price of $42.23, (ii) 158,333 options with an exercise price of $45.60 and (iii) 158,334 options with an exercise price of $50.67. Each of the options has an exercise price greater than the closing market price of Class A Common Stock on the NYSE on June 28, 2024, and therefore had no reportable value as of such date.

Benefits Payable to Mr. Ranji Upon Voluntary Termination of Employment
Effective November 3, 2023, Mr. Ranji resigned from the Company. Based on his service to the Company, and in accordance with his separation agreement and release with the Company, Mr. Ranji received a prorated annual bonus for the period from July 1, 2023 through November 3, 2023 of $208,333. In addition, as of November 3, 2023, all of the service conditions were eliminated on each of his outstanding (i) restricted stock units (including 3,370 restricted stock units granted in fiscal year 2023 (valued at $122,971 as of his separation date), and 9,601 restricted stock units granted in fiscal year 2024 (valued at $350,340 as of his separation date)), and (ii) performance stock units (Converted PSUs) (including 4,800 performance stock units granted in fiscal year 2023 (valued at $175,152 as of his separation date), and 9,715 performance stock units granted in fiscal year 2024 (valued at $354,500 as of his separation date)). He will receive payment and delivery with respect to all such equity awards at the time such payment and delivery would have been made had he remained continuously employed by the Company through the originally scheduled vesting date. In connection with the MSGE Distribution, Mr. Ranji received one MSGE restricted stock unit and one MSGE performance stock unit for each Company restricted stock unit and Company performance stock unit, respectively, held on the Distribution Record Date. The Company understands that similar treatment was sought for such MSGE restricted stock units and performance stock units.

EQUITY COMPENSATION PLAN INFORMATION
The following table sets forth information with respect to compensation plans in effect as of June 30, 2024 under which equity securities of the Company are authorized for issuance.

Plan Category	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights(1)(2) (a)	Weighted-average Exercise Price of Outstanding Options, Warrants and Rights(3) (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))(2) (c)
Class A Common Stock Equity compensation plans approved by security holders	5,930,725	$51.51	2,257,338
Class A Common Stock Equity compensation plans not approved by security holders	—	—	—
Total	5,930,725	$51.51	2,257,338
______________
(1)Includes the following plans: Employee Stock Plan, MSGN’s Employee Stock Plan and the Director Stock Plan. Consists of 149,645 restricted stock units, 122,375 Converted PSUs and 93,826 outstanding stock options. Does not reflect the gross number of shares underlying awards issued in connection with the Networks Merger as a result of the assumption of the MSG Networks stock options and restricted stock unit awards (both time-vesting and target performance-vesting), which were converted into stock options or restricted stock units, respectively, denominated in shares of Class A Common Stock. The number of stock options issued in connection with such assumption and conversion was 630,239 and the weighted average exercise price of such converted stock options was $109.77 per share of Class A Common Stock.
(2)In August 2024 the Compensation Committee granted awards of restricted stock units under the Company’s Employee Stock Plan covering an aggregate of 346,766 shares, and restricted stock units under MSGN’s Employee

Stock Plan covering an aggregate of 49,517 shares. The number of securities in columns (a) and (c) do not reflect the grant of these units.
(3)Represents the weighted average exercise price of the 3,480,836 outstanding stock options.
In connection with the closing of the Networks Merger, we assumed MSGN’s Employee Stock Plan and may grant awards covering shares of Class A Common Stock under that plan. The material terms of MSGN’s Employee Stock Plan are described below.
MSGN’s Employee Stock Plan is administered by the Compensation Committee. Awards may be granted under MSGN’s Employee Stock Plan to certain employees of the Company (non-overlap MSG Networks employees at the time of the Networks Merger) and its affiliates as the Compensation Committee may determine. The total number of shares of MSGN Class A Common Stock that were originally eligible to be issued pursuant to awards under MSGN’s Employee Stock Plan was 12,500,000. To the extent that (i) an award is paid, settled or exchanged or expires, lapses, terminates or is cancelled for any reason, in whole or in part, without the issuance of shares, (ii) any shares under an award are not issued because of payment or withholding obligations or (iii) restricted shares revert back to the Company prior to the lapse of the restrictions or are applied by the Company for purposes of tax withholding obligations, then the Compensation Committee may also grant awards with respect to such shares or restricted shares. Awards payable only in cash or property other than shares do not reduce the aggregate remaining number of shares with respect to which awards may be made under MSGN’s Employee Stock Plan and shares relating to any other awards that are settled in cash or property other than shares, when settled, will be added back to the aggregate remaining number of shares with respect to which awards may be made under the plan.
Under the MSGN Employee Stock Plan, the Company may grant options and stock appreciation rights, which will be exercisable at a price determined by the Compensation Committee on the date of grant, which price will be no less than the fair market value of a share of Class A Common Stock on the date the option or stock appreciation right is granted. MSGN’s Employee Stock Plan prohibits, in each case without the approval of the Company’s stockholders (1) repricing options and stock appreciation rights (other than in connection with Adjustment Events, as defined under the plan), (2) repurchasing options or stock appreciation rights for cash when the exercise price equals or exceeds the fair market value of a share of Class A Common Stock or (3) option or stock appreciation right automatic reload provisions. The Company may also grant restricted shares and restricted stock units. The participant of a restricted share will have the rights of a stockholder, subject to any restrictions and conditions specified by the Compensation Committee in the participant’s award agreement. Notwithstanding the previous sentence, unless the Compensation Committee determines otherwise, all ordinary cash dividends paid upon any restricted share prior to its vesting will be retained by the Company for the account of the relevant participant and upon vesting will be paid to the relevant participant. The Compensation Committee may grant other equity-based or equity-related awards to participants subject to terms and conditions it may specify. These awards may entail the transfer of shares or payment in cash based on the value of shares.
The Board or the Compensation Committee may discontinue MSGN’s Employee Stock Plan at any time and from time to time may amend or revise the terms of MSGN’s Employee Stock Plan or any award agreement, as permitted by applicable law, except that it may not (a) make any amendment or revision in a manner unfavorable to a participant (other than if immaterial), without the consent of the participant or (b) make any amendment or revision without the approval of the stockholders of the Company if such approval is required by the rules of the stock exchange on which the Company’s shares are listed.

CEO PAY RATIO
We are providing the following information about the relationship of the median annual total compensation of our employees and the total compensation of Mr. James L. Dolan, our Executive Chairman and Chief Executive Officer as of June 30, 2024, pursuant to the SEC’s pay ratio disclosure rules set forth in Item 402(u) of Regulation S-K (“Item 402(u)”). The pay ratio is calculated in a manner consistent with the SEC’s pay ratio disclosure rules.
To identify our median employee, we first determined our employee population as of June 30, 2024, which consisted of employees located in the U.S. and internationally, representing all full-time, part-time, seasonal and temporary employees employed by the Company on that date. Using information from our payroll records, we then measured each employee’s annual total compensation, consisting of base salary, overtime payments, short and long-term incentives, and sales incentives. For non-U.S. employees paid in local currency, the total annual compensation was translated to U.S. dollars using published exchange rates as of June 30, 2024, and total compensation for full-time employees who were employed for less than the full fiscal year (i.e., full-time employees who were hired during the course of the 2024 fiscal year) was annualized. The Company did not otherwise make any adjustments under Item 402(u).
Once we identified the median employee, we then determined that employee’s total compensation, including any perquisites and other benefits, in the same manner that we determined the total compensation of our NEOs for purposes of the Summary Compensation Table above.
Given the nature of our business, approximately 69% of our employee population consists of part-time, seasonal and temporary employees. These employees, by the nature of their limited hours worked during the year, have relatively low total compensation when compared to full-time employees. Item 402(u) does not permit annualized or full-time equivalent adjustments to the compensation of seasonal or temporary employees when identifying our median employee or calculating the pay ratio.
Using these guidelines, our Executive Chairman and Chief Executive Officer had annual total compensation of $27,441,193 and the median-compensated employee, an Event Security Officer, had an annual total compensation of $27,434. The resulting ratio was 1,000:1.
Because the SEC rules for identifying the median employee and calculating the pay ratio allow companies to use different methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their compensation practices, the pay ratio provided above may not be comparable to the pay ratio reported by other companies, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratio.

PAY VERSUS PERFORMANCE
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) and Item 402(v) of Regulation S-K, the table below sets forth information about the relationship between compensation actually paid (“CAP”) to our principal executive officer (“PEO”) and non-PEO NEOs and certain financial performance measures of the Company and how the Company aligns executive compensation with the Company’s performance.
CAP represents an amount calculated in accordance with the SEC’s prescribed formula pursuant to Dodd-
Frank and does not represent compensation actually paid to or earned by our NEOs in any year. Neither the Compensation Committee nor the Company directly used this information when making compensation-related decisions for any fiscal year. For further information concerning the Company’s variable pay-for-performance philosophy and how the Company aligns executive compensation with Company performance, refer to the “Compensation Discussion and Analysis” section of this proxy statement.

					Value of Initial Fixed $100 Investment Based on:			Company Selected Performance Measure
Year	Summary Compensation Table Total for PEO ($)(1)	Compensation Actually Paid for PEO ($)(2)	Average Summary Compensation Table Total for Non-PEO NEOs ($)(3)	Average Compensation Actually Paid for Non-PEO NEOs ($)(4)	Total Shareholder Return ($)(5)	Peer Group Total Shareholder Return ($)(5)(6)	(GAAP) Net Income (Loss) ($000s)(7)	Adjusted Operating Income (Loss) ($000s)(8)
2024	27,441,193	29,168,063	4,625,131	4,492,357	101.25	145.28	(200,649)	80,731
2023	16,310,205	12,079,152	3,038,025	2,642,673	79.10	144.03	505,680	(122,520)
2022	19,243,679	9,274,510	3,756,214	2,727,399	70.16	121.64	(190,147)	133,555
2021	8,323,840	(741,453)	3,228,102	3,411,600	111.96	230.15	(395,560)	(271,012)
______________
(1)The dollar amounts reported for the PEO, Mr. Dolan, under “Summary Compensation Table Total” are the amounts of total compensation reported for Mr. Dolan for each corresponding year in the “Total” column of the Summary Compensation Table.
(2)The dollar amounts reported for Mr. Dolan under “Compensation Actually Paid” represent the amount of CAP to Mr. Dolan, as computed in accordance with Item 402(v) of Regulation S-K. In accordance with the requirements of Item 402(v) of Regulation S-K, the adjustments in the table below were made to Mr. Dolan’s total compensation for the 2024 fiscal year to determine CAP:

James L. Dolan
2024 ($)
Total Compensation as reported in Summary Compensation Table	27,441,193
Subtract change in pension value as reported in Summary Compensation Table	—
Add pension value attributable to covered fiscal year’s service and any change in such value attributable to plan amendments made in covered fiscal year	—
Subtract value of equity awards as reported in Summary Compensation Table	(24,084,910)
Add year-end fair value of equity awards granted in covered fiscal year that were unvested at end of covered fiscal year	22,083,122
Add change in fair value from end of prior fiscal year to vesting date for awards made in prior fiscal years that vested during covered fiscal year(a)	1,599,726
Add vesting date fair value of equity awards granted in covered fiscal year that vested during covered fiscal year	—
Add change in fair value from end of prior fiscal year to end of covered fiscal year for awards granted in prior fiscal years that were unvested at end of covered fiscal year(b)	2,128,931
Subtract fair value of awards forfeited in covered fiscal year determined at end of prior fiscal year	—
Add dividends or other earnings paid on stock or option awards in covered fiscal year that are not otherwise included in total compensation for covered fiscal year	—
Compensation Actually Paid to PEO*(b)	29,168,063
______________
*    Note: Numbers in rows may not sum due to rounding.
(a)Includes change in fair value of MSGN awards which were assumed by the Company in connection with the Networks Merger and converted into awards denominated in shares of Class A Common Stock based on an exchange ratio of 0.172 (stock options and restricted stock units subject to performance vesting conditions were converted to stock options and restricted stock units, as applicable, with time-vesting conditions for the remainder of the performance period assuming the performance conditions were achieved at 100% of target).
(b)Includes change in fair value of Company awards granted prior to the MSGE Distribution.

(3)The dollar amounts reported under “Average Summary Compensation Total for non-PEO NEOs” represent the average of the amounts reported for the Company’s NEOs as a group (excluding Mr. Dolan) in the “Total” column of the Summary Compensation Table in each applicable year. The NEOs included for purposes of calculating the average amounts in each applicable year are as follows: (i) for 2024, David F. Byrnes, Jennifer Koester, Andrea Greenberg, David Granville-Smith, Gregory Brunner, and Gautam Ranji; (ii) for 2023, Andrea Greenberg, David Granville-Smith, Gautam Ranji, Gregory Brunner, David F. Byrnes, Jamal H. Haughton, and Philip G. D’Ambrosio; (iii) for 2022, Andrea Greenberg, David F. Byrnes, Jamal H. Haughton, Philip G. D’Ambrosio, Andrew Lustgarten, Mark H. FitzPatrick, and Scott S. Packman; and (iv) for 2021, Andrew Lustgarten, Mark H. FitzPatrick, Scott S. Packman, and Philip G. D’Ambrosio.
(4)The dollar amounts reported under “Average Compensation Actually Paid for non-PEO NEOs” represent the average amount of CAP to the NEOs as a group (excluding Mr. Dolan), as computed in accordance with Item 402(v) of Regulation S-K. In accordance with the requirements of Item 402(v) of Regulation S-K, the adjustments in the table below were made to the non-PEO NEOs’ total compensation for the 2024 fiscal year determine the CAP:

NEO Averages
2024 ($)
Total Compensation as reported in Summary Compensation Table	4,625,131
Subtract change in pension value as reported in Summary Compensation Table	(3,217)
Add pension value attributable to covered fiscal year’s service and any change in such value attributable to plan amendments made in covered fiscal year	—
Subtract value of equity awards as reported in Summary Compensation Table	(2,938,329)
Add year-end fair value of equity awards granted in covered fiscal year that were unvested at end of covered fiscal year	2,381,516
Add change in fair value from end of prior fiscal year to vesting date for awards made in prior fiscal years that vested during covered fiscal year(a)	105,453
Add vesting date fair value of equity awards granted in covered fiscal year that vested during covered fiscal year	29,316
Add change in fair value from end of prior fiscal year to end of covered fiscal year for awards granted in prior fiscal years that were unvested at end of covered fiscal year(b)	292,487
Subtract fair value of awards forfeited in covered fiscal year determined at end of prior fiscal year	—
Add dividends or other earnings paid on stock or option awards in covered fiscal year that are not otherwise included in total compensation for covered fiscal year	—
Compensation Actually Paid to Non-PEO NEOs(b)	4,492,357
______________
(a)Includes change in fair value of MSGN awards which were assumed by the Company in connection with the Networks Merger and converted into awards denominated in shares of Class A Common Stock based on an exchange ratio of 0.172 (stock options and restricted stock units subject to performance vesting conditions were converted to stock options and restricted stock units, as applicable, with time-vesting conditions for the remainder of the performance period assuming the performance conditions were achieved at 100% of target).
(b)Includes change in fair value of Company awards granted prior to the MSGE Distribution.
(5)Cumulative Total Shareholder Return is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the company’s share price at the end and the beginning of the measurement period by the company’s share price at the beginning of the measurement period. The Total Shareholder Return for 2021 has been revised from the number previously reported in the Pay versus Performance Table in order to correct an inadvertent mathematical error.
(6)As permitted by SEC rules, the peer group referenced for purposes of “Peer Group Total Shareholder Return” is that of the Bloomberg Americas Entertainment Index, which is the industry index reported in our 2024 Form 10-K in accordance with Regulation S-K Item 201(e). The Peer Group Total Shareholder Return for 2021 has been revised from the number previously reported in the Pay versus Performance Table in order to correct an inadvertent mathematical error.

(7)Reflects Net Income as reported in our Annual Report on Form 10-K for the relevant fiscal year. Net Income (Loss) Attributable to Sphere Stockholders was $(200,649) in 2024, $502,772 in 2023, $(194,395) in 2022, and $(377,192) in 2021.
(8)Reflects adjusted operating income as defined in our Annual Report on Form 10-K for the relevant fiscal year. The adjusted operating income figures used to set performance targets and determine payouts within our MPIP and LTIP (as described in the “Compensation Discussion & Analysis” section of this proxy statement) may contemplate certain potential future adjustments or exclusions.

Financial Performance Measures
As described in greater detail in the “Compensation Discussion & Analysis” section of this proxy statement, our approach to executive compensation is designed to directly link pay to performance, recognize both corporate and individual performance, promote long-term stock ownership, attract, retain and motivate talented executives, and balance risk and reward while taking into consideration stakeholder feedback as well as market trends and practices. The most important performance measures used by the Company to link CAP to the Company’s NEOs for the most recently completed fiscal year to the Company’s performance are:
•AOI;
•Revenue; and
•Company strategic objectives.
Analysis of the Information Presented in the Pay versus Performance Table
While we utilize several performance measures to align executive compensation with performance, all of those measures are not presented in the Pay versus Performance Table. Moreover, the Company generally seeks to incentivize long-term performance, and therefore does not specifically align the Company’s performance measures with CAP for a particular year. In accordance with Item 402(v) of Regulation S-K, we are providing the following graphic descriptions of the relationships between information presented in the Pay versus Performance Table.

Compensation Actually Paid vs. Net Income (Loss)
Compensation Actually Paid ($000s)
$30,000
$27,000
$24,000
$21,000
$18,000
$15,000
$12,000
$9,000
$6,000
$3,000
$0
-$3,000
-$6,000
Net Income (Loss) ($000s)
$3,000,000
$2,700,000
$2,400,000
$2,100,000
$1,800,000
$1,500,000
$1,200,000
$900,000
$600,000
$300,000
$0
-$300,000
-$600,000
2021
2022
2023
2024
PEO CAP
Non-PEO NEO CAP
Net Income (Loss)

Compensation Actually Paid vs. Adjusted Operating Income (Loss)
Compensation Actually Paid ($000s)
$30,000
$27,000
$24,000
$21,000
$18,000
$15,000
$12,000
$9,000
$6,000
$3,000
$0
-$3,000
-$6,000
Adjusted Operating Income (Loss) ($000s)
$1,500,000
$1,350,000
$1,200,000
$1,050,000
$900,000
$750,000
$600,000
$450,000
$300,000
$150,000
$0
-$150,000
-$300,000
2021
2022
2023
2024
PEO CAP
Non-PEO NEO CAP
Adjusted Operating Income (Loss)

Compensation Actually Paid vs. Company TSR
Compensation Actually Paid ($000s)
Company TSR (Value of $100 Investment Made on 6/30/2020)
$30,000
$27,000
$24,000
$21,000
$18,000
$15,000
$12,000
$9,000
$6,000
$3,000
$0
-$3,000
-$6,000
$150
$135
$120
$105
$90
$75
$60
$45
$30
$15
$0
-$15
-$30
2021
2022
2023
2024
PEO CAP
Non-PEO NEO CAP
Company TSR

Company TSR vs. Peer Group TSR
(Value of $100 Investment Made on 6/30/2020)
$250
$200
$150
$100
$50
$0
2021
2022
2023
2024
Company TSR
Peer Group TSR

GRANT OF CERTAIN EQUITY AWARDS CLOSE IN TIME TO THE RELEASE OF MATERIAL NONPUBLIC INFORMATION
The Compensation Committee’s charter sets forth certain requirements with respect to the granting of equity awards. While annual equity-based compensation generally must be approved promptly following the announcement of the Company’s year-end earnings, the Compensation Committee has the authority in its discretion to approve equity-based awards at other times during the year for other reasons, including to provide compensation to new employees. For additional information, see “Compensation Discussion & Analysis — Elements of Our Compensation Program — Policies Related to the Grant of Certain Equity Awards.”
On January 5, 2024, the Company entered into an employment agreement with Ms. Koester, effective February 5, 2024, in connection with her commencement of employment with the Company. The employment agreement provided for the grant of a one-time award of premium priced options to purchase 475,000 shares of our Class A Common Stock. The employment agreement stipulated that such grant be made on February 5, 2024. In addition, the award agreement provided for three tranches of options, each with an above-market exercise price equal to the exercise prices set forth in the premium priced options granted to other select Company employees in October 2023. For additional information regarding Ms. Koester’s employment agreement, see “Executive Compensation Tables — Employment Agreements.” For additional information regarding the premium priced options, see “Compensation Discussion & Analysis — Elements of Our Compensation Program — Fiscal Year 2024 Performance Options.”
The Company announced its financial results for its second quarter ended December 31, 2023, on February 5, 2024, prior to the open of the NYSE trading session. The Company filed its form 10-Q for the quarterly period ended December 31, 2023, on February 5, 2024, following the close of the NYSE trading session. Accordingly, the table below sets forth certain information regarding the grant of premium priced options to Ms. Koester pursuant to the terms of her employment agreement, as required by Item 402(x) of Regulation S-K.

Name	Year	Grant Date	Number of Securities Underlying the Award (#)	Exercise Price of the Award ($/Sh.)	Grant Date Fair Value of the Award ($)
Percentage change in the closing market price of the securities underlying the award between the trading day ending immediately prior to the disclosure of material nonpublic information and the trading day beginning immediately following the disclosure of material nonpublic information(1)

Jennifer Koester	2024	2/5/2024	158,333	42.23	2,803,787	9.7%
	2024	2/5/2024	158,333	45.60	2,625,212	9.7%
	2024	2/5/2024	158,334	50.67	2,451,232	9.7%
______________
(1)Calculated using the closing price of Class A Common Stock on the NYSE on February 2, 2024 and February 6, 2024, of $35.41, and $38.83, per share, respectively.

PROPOSAL 3 — APPROVAL OF THE COMPANY’S 2020
EMPLOYEE STOCK PLAN, AS AMENDED
Upon the recommendation of our Compensation Committee, our Board unanimously approved amendments to the Company’s 2020 Employee Stock Plan, as amended (the “Employee Stock Plan”), subject to approval by our stockholders at our annual meeting. The text of the Employee Stock Plan as amended pursuant to this Proposal 3 is set forth in Annex B to this proxy statement, and the following discussion is qualified in its entirety by reference to Annex B.
The material changes to the Employee Stock Plan are (1) an increase in the number of shares reserved for future issuance by 3,100,000, and (2) an extension of the termination date of the Employee Stock Plan to December 9, 2034. Otherwise, the Employee Stock Plan is materially unchanged.
Historic Burn Rate and Potential Dilution
We believe that the shares available for issuance under the Employee Stock Plan as amended pursuant to this Proposal 3 will provide sufficient shares for our equity-based compensation needs for approximately two to four years following the date the plan is approved by stockholders. Our equity-based compensation, including the broad-based participation of our employees and eligible service providers and the equity compensation paid to our NEOs and members of management, results in a “burn rate” as indicated in the chart below:

	Fiscal Year 2024	Fiscal Year 2023	Fiscal Year 2022		Average
(a) Full-value shares (i.e., restricted stock units and performance stock units) underlying equity-based awards granted(1)(2)	881,878	1,292,949	1,018,933	(3)	1,064,587
(b) Stock options underlying equity-based awards granted(4)	3,819,412	—	—	(5)	1,273,137
(c) Average diluted common shares outstanding	35,854,005	34,928,814	34,413,556		35,065,458
(d) Share-based burn rate ((a+b)/c)(6)	13.11%	3.70%	2.96%		6.59%
(e) Economic (i.e., value-adjusted) burn rate(7)	6.89%	3.70%	2.96%		4.52%
______________
(1)Reflects the gross number of shares underlying full-value share awards made to employees during the respective fiscal year. The values in this row do not include any cash-settled stock appreciation rights.
(2)Does not reflect the gross number of shares underlying full-value share awards granted to certain employees of the Company (non-overlap MSG Networks employees at the time of the Networks Merger) under MSGN’s Employee Stock Plan covering an aggregate of 274,163 shares.
(3)Does not reflect the gross number of shares underlying full-value share awards made to employees in July 2021 in connection with the Networks Merger in respect of outstanding MSGN full-value share awards covering an aggregate of 408,475 shares.
(4)Reflects the gross number of shares underlying stock option awards made to employees during the respective fiscal year. The values in this row do not include any cash-settled stock appreciation rights.
(5)Does not reflect the gross number of shares underlying stock option awards made to employees in July 2021 in connection with the Networks Merger in respect of outstanding MSGN stock option awards covering an aggregate of 630,239 shares.

(6)Reflects number of full-value shares and stock options granted each year (except as noted above), divided by the average diluted common shares outstanding for the respective year. Not adjusted for forfeiture, withholdings and expirations, which would reduce the burn rate if taken into account.
(7)Reflects total number of full-value shares, plus the total number of stock options (with each underlying stock option grant discounted based on the Black-Scholes percentage as of the grant date), granted each year (except as noted above), divided by the average diluted common shares outstanding for the respective year, with the Black-Scholes percentage representing the implied discounted value / dilutive impact of an appreciation-only vehicle (i.e., stock option) relative to a full-value share on the date of grant.
As commonly calculated, the total potential share-based dilution or “share-based overhang” from the Employee Stock Plan on a share basis is 15.92%. The share-based overhang is calculated as follows, in each case as of October 15, 2024: (x) the sum of (a) 241,683 shares remaining available under the Employee Stock Plan and (b) 6,773,209 shares underlying outstanding employee awards (inclusive of unexercised stock options granted by the Company (but for avoidance of doubt, excluding stock options issued by the Company in respect of outstanding MSGN stock options in connection with the Networks Merger)), divided by (y) 44,056,994, which includes Class A and Class B shares outstanding plus shares remaining available under the Employee Stock Plan, the Director Stock Plan, MSGN’s Employee Stock Plan and shares underlying outstanding employee and director awards (inclusive of all unexercised employee stock options). The share-based dilution overhang from the Employee Stock Plan as amended by this Proposal 3 is 21.45%, which is calculated as follows, in each case as of October 15, 2024: (x) the sum of (a) 3,341,683 shares remaining available under the Employee Stock Plan, assuming stockholder approval of the 3,100,000 increase per this amendment, and (b) 6,773,209 shares underlying outstanding employee awards (inclusive of unexercised stock options granted by the Company (but for avoidance of doubt, excluding stock options issued by the Company in respect of outstanding MSGN stock options in connection with the Networks Merger), divided by (y) 47,156,994, which includes Class A and Class B shares outstanding plus shares remaining available under the Employee Stock Plan (assuming stockholder approval of the 3,100,000 increase per this amendment), the Director Stock Plan, MSGN’s Employee Stock Plan and shares underlying outstanding employee and director awards (inclusive of all unexercised employee stock options). There are no unvested awards outstanding under the Director Stock Plan.
In addition, the total potential economic (value-adjusted) dilution or “economic overhang” from the Employee Stock Plan is 9.53%. Economic overhang accounts for the fact that stock options are inherently less dilutive than full-value shares. The economic overhang is calculated using the same inputs as share-based overhang, but with the stock options discounted based on the Black-Scholes percentage as of the Record Date (based on the 20-trading day average closing stock price ending on the day before the Record Date), with the Black-Scholes percentage representing the implied discounted value / dilutive impact of an appreciation-only vehicle (i.e., stock option) relative to a full-value share on the Record Date. The economic overhang from the Employee Stock Plan as amended by this Proposal 3 is 15.96%.
For additional information with respect to our outstanding awards, please see Note 15 to our financial statements included in our 2024 Form 10-K.
Overview
The purpose of the Employee Stock Plan is to (i) compensate employees and eligible service providers of the Company and its affiliates who are responsible for the management and growth of the business of the Company and its affiliates, and (ii) advance the interests of the Company by encouraging and enabling the acquisition of a personal proprietary interest in the Company by employees and such service providers upon whose judgment and keen interest the Company and its affiliates are largely dependent for the successful conduct of their operations. It is anticipated that the acquisition of such a proprietary interest in the Company will stimulate the efforts of these employees and such service providers on behalf of the Company and its affiliates, and strengthen their desire to remain with the Company and its affiliates. It is also expected that the opportunity to acquire such a proprietary interest will enable the Company and its affiliates to attract and retain desirable personnel and will better align the interests of participating employees and service providers with those of the Company’s stockholders. The Employee Stock Plan will provide for grants of incentive stock options (as defined in Section 422 of the Code), non-qualified stock options, stock appreciation rights, restricted shares, restricted stock units and other equity-based awards (collectively, “Awards”). The Employee Stock Plan, as amended pursuant to this Proposal 3, will terminate, and no more Awards will be granted, after December 9, 2034 (unless sooner terminated by our Board or our Compensation Committee). The termination of the Employee Stock Plan will not affect Awards granted prior to termination.
Shares Subject to the Employee Stock Plan; Other Limitations
The Employee Stock Plan is administered by the Company’s Compensation Committee. Awards may be granted under the Employee Stock Plan to such employees and other eligible service providers of the Company and its affiliates as the Compensation Committee may determine. An “affiliate” is defined in the Employee Stock Plan to mean any entity controlling, controlled by, or under common control with the Company or any other affiliate and also includes any entity in which the Company owns at least five percent of the outstanding equity interests. Effective as of December 9, 2024, the total number of shares of Class A Common Stock that may be issued pursuant to Awards under the Employee Stock Plan, as amended pursuant to this Proposal 3, after December 9, 2024 may not exceed an aggregate of 11,600,000 (inclusive of shares underlying Awards granted prior to such effective date (that have not become available for grant again pursuant to the Employee Stock Plan) and shares remaining available for grant immediately prior to such effective date). Such shares may be either treasury shares or authorized and unissued shares. To the extent that (i) an Award is paid, settled or exchanged or expires, lapses, terminates or is cancelled for any reason without the issuance of shares, (ii) any shares under an Award are not issued because of payment or withholding obligations or (iii) restricted shares revert back to the Company prior to the lapse of the restrictions or are applied by the Company for purposes of tax withholding obligations, then the Compensation Committee will also be able to grant Awards with respect to such shares or restricted shares. Awards payable only in cash or property other than shares will not reduce the aggregate remaining number of shares with respect to which Awards may be made under the Employee Stock Plan and shares relating to any other Awards that are settled in cash or property other than shares, when settled, will be added back to the aggregate remaining number of shares with respect to which Awards may be made under the Employee Stock Plan. Any shares underlying Awards that the Company becomes obligated to make through the assumption of, or in substitution for, outstanding awards previously granted by an acquired entity will not count against the shares available to be delivered pursuant to
Awards under the Employee Stock Plan. No single participant may be issued Awards during any one calendar year for, or that relate to, a number of shares exceeding 2,000,000. In the event that any dividend or other distribution (whether in the form of cash, shares, other securities, or other property), recapitalization, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects shares such that the failure to make an adjustment to an Award would not appropriately protect the rights represented by the Award in accordance with the essential intent and principles thereof (each such event, an “Adjustment Event”), then the Compensation Committee will, in such manner as it may determine to be equitable in its sole discretion, adjust any or all of the terms of an outstanding Award (including, without limitation, the number of shares covered by such outstanding Award, the type of property to which the Award is subject and the exercise price of such Award).
Awards
Employees and other service providers who are eligible under General Instruction A.1(a) to Form S-8, excluding any member of the Board who is not a current employee of the Company or its subsidiaries, are eligible to receive Awards under the Employee Stock Plan. As of June 30, 2024, the Company had approximately 970 full-time employees and 2,130 part-time employees, and during the 2024 fiscal year, the Company utilized the services of approximately 35 service providers. Under the Employee Stock Plan, the Company may grant options and stock appreciation rights, which will be exercisable at a price determined by the Compensation Committee on the date of the Award grant, which price will be no less than the fair market value of a share of Class A Common Stock on the date the option or stock appreciation right is granted. Other than in the case of the death of a participant, such options and stock appreciation rights may be exercised for a term fixed by the Compensation Committee but no longer than ten years from the date of grant. An award agreement may provide that, in the event the participant dies while the option or stock appreciation right is outstanding, the option or stock appreciation right will remain outstanding until the first anniversary of the participant’s death, whether or not such first anniversary occurs after such ten-year period. Upon its exercise, a stock appreciation right will be settled (and an option may be settled, in the Compensation Committee’s discretion) for an amount equal to the excess of the fair market value of a share of Class A

Common Stock on the date of exercise over the exercise price of the stock appreciation right (or option). The Employee Stock Plan prohibits (1) repricing options and stock appreciation rights (other than in connection with Adjustment Events), (2) repurchasing options or stock appreciation rights for cash when the exercise price equals or exceeds the fair market value of a share of the Company’s Class A Common Stock or (3) option or stock appreciation right automatic reload provisions, in each case without the approval of the Company’s stockholders.
The Employee Stock Plan also permits the Company to grant restricted shares and restricted stock units. A restricted share is a share of Class A Common Stock that is registered in the participant’s name, but that is subject to certain transfer and/or forfeiture restrictions for a period of time as specified in the applicable award agreement. The participant of a restricted share will have the rights of a stockholder, subject to any restrictions and conditions specified by the Compensation Committee in the participant’s award agreement. Notwithstanding the previous sentence, unless the Compensation Committee determines otherwise, all ordinary cash dividends paid upon any restricted share prior to its vesting will be retained by the Company for the account of the relevant participant and upon vesting will be paid to the relevant participant.
A restricted stock unit is an unfunded, unsecured right to receive a share of Class A Common Stock (or cash or other property) at a future date upon the satisfaction of the conditions specified by the Compensation Committee in the award agreement. Unless otherwise provided by the Compensation Committee, a restricted stock unit will also carry a dividend equivalent right representing an unfunded and unsecured promise to pay to the relevant participant, upon the vesting of the restricted stock unit, an amount equal to any ordinary cash dividends that would have been paid upon any share underlying a restricted stock unit had such shares been issued.
The Compensation Committee is also able to grant other equity-based or equity-related awards to participants subject to terms and conditions it may specify. These awards may entail the transfer of shares or payment in cash based on the value of shares.
Under the Employee Stock Plan, the Compensation Committee has the authority, in its discretion, to add performance criteria as a condition to any participant’s ability to exercise a stock option or stock appreciation right, or the vesting or payment of any restricted shares or restricted stock units, granted under the Employee Stock Plan. Additionally, the Employee Stock Plan specifies certain performance criteria that may, in the case of certain executive officers of the Company, be conditions precedent to the vesting of awards granted to such executives under the Employee Stock Plan.
Any award that is subject to recovery under any law, governmental regulation or stock exchange listing requirement will be subject to such deductions and clawback as may be required pursuant to such law, regulation or listing, or any clawback policy adopted by the Company.
Amendment; Termination
The Board or the Compensation Committee may discontinue the Employee Stock Plan at any time and from time to time may amend or revise the terms of the Employee Stock Plan or any award agreement, as permitted by applicable law, except that it may not (a) make any amendment or revision in a manner unfavorable to a participant (other than if immaterial), without the consent of the participant or (b) make any amendment or revision without the approval of the stockholders of the Company if such approval is required by the rules of the stock exchange on which the Company’s shares are listed. The consent of the participant will not be required solely pursuant to the previous sentence in respect of any adjustment made in light of an Adjustment Event, except to the extent the terms of an award agreement expressly refer to an Adjustment Event, in which case such terms will not be amended in a manner unfavorable to a participant (other than if immaterial) without such participant’s consent.
U.S. Federal Tax Implications of Certain Awards under the Employee Stock Plan
The following summary generally describes the principal Federal (but not state and local) income tax consequences of certain awards that are permitted under the Employee Stock Plan. It is general in nature and is not intended to cover all tax consequences that may apply to a particular participant or the Company. The provisions of the Code and the regulations thereunder relating to these matters are complex and their impact in any one case may depend upon the particular circumstances.
Incentive Stock Options
An participant will not be subject to tax upon the grant of an incentive stock option (an “ISO”) or upon the exercise of an ISO. However, the excess of the fair market value of the shares on the date of exercise over the exercise price paid will be included in the participant’s alternative minimum taxable income. Whether the participant is subject to the alternative minimum tax will depend on his or her particular circumstances. The participant’s basis in the shares received will be equal to the exercise price paid, and the holding period in such shares will begin on the day following the date of exercise. If a participant disposes of the shares on or after (i) the second anniversary of the date of grant of the ISO and (ii) the first anniversary of the date of exercise of the ISO (the “statutory holding period”), the participant will recognize a capital gain or loss in an amount equal to the difference between the amount realized on such disposition and his or her basis in the shares.
Nonstatutory Stock Options
For the grant of an option that is not intended to be (or does not qualify as) an ISO, a participant will not be subject to tax upon the grant of such an option (a “nonstatutory stock option”). Upon exercise of a nonstatutory stock option, an amount equal to the excess of the fair market value of the shares acquired on the date of exercise over the exercise price paid is taxable to a participant as ordinary income, and such amount is generally deductible by the Company. This amount of income will be subject to income tax withholding and employment taxes. A participant’s basis in the shares received will equal the fair market value of the shares on the date of exercise, and a participant’s holding period in such shares will begin on the day following the date of exercise.
Restricted Stock
A participant will not be subject to tax upon receipt of an award of shares subject to forfeiture conditions and transfer restrictions (the “restrictions”) under the Employee Stock Plan unless the participant makes the election referred to below. Upon lapse of the restrictions, a participant will recognize ordinary income equal to the fair market value of the shares on the date of lapse (less any amount the participant may have paid for the shares), and such income will be subject to income tax withholding and employment taxes. A participant’s basis in the shares received will be equal to the fair market value of the shares on the date the restrictions lapse, and a participant’s holding period in such shares begins on the day after the restrictions lapse. If any dividends are paid on such shares prior to the lapse of the restrictions they will be includible in a participant’s income during the restricted period as additional compensation (and not as dividend income) and will be subject to income tax withholding and employment taxes.
If permitted by the applicable award agreement, a participant may elect, within thirty days after the date of the grant of the restricted stock, to recognize immediately (as ordinary income) the fair market value of the shares awarded (less any amount a participant may have paid for the shares), determined on the date of grant (without regard to the restrictions). Such income will be subject to income tax withholding and employment taxes at such time. This election is made pursuant to Section 83(b) of the Code and the regulations thereunder. If a participant makes this election, the participant’s holding period will begin the day after the date of grant, dividends paid on the shares will be subject to the normal rules regarding distributions on stock, and no additional income will be recognized by the participant upon the lapse of the restrictions. However, if the participant forfeits the restricted shares before the restrictions lapse, no deduction or capital loss will be available to the participant (even though the participant previously recognized income with respect to such forfeited shares).
In the taxable year in which a participant recognizes ordinary income on account of shares awarded to the participant, the Company generally will be entitled to a deduction equal to the amount of income recognized by the participant. In the event that the restricted shares are forfeited by a participant after having made the Section 83(b) election referred to above, the Company generally will include in our income the amount of our original deduction.
Stock Appreciation Rights
A participant will not be subject to tax upon the grant of a stock appreciation right. Upon exercise of a stock appreciation right, an amount equal to the cash and/or the fair market value (measured on the date of exercise) of shares receivable by the participant in respect of a stock appreciation right will be taxable to the participant as ordinary income, and such amount generally will be deductible by the Company. This amount of income will be subject to income tax withholding and employment taxes. A participant’s basis in any shares received will be equal to the fair market value of such shares on the date of exercise, and a participant’s holding period in such shares will begin on the day following the date of exercise.

Restricted Stock Units
A participant will not be subject to tax upon the grant of a restricted stock unit. Upon vesting of a restricted stock unit, the fair market value of the shares covered by the award on the vesting date will be subject to employment taxes. Upon distribution of the shares and/or cash underlying a restricted stock unit, a participant will recognize as ordinary income an amount equal to the cash and/or fair market value (measured on the distribution date) of the shares received, and such amount will generally be deductible by the Company. This amount of income will generally be subject to income tax withholding on the date of distribution. A participant’s basis in any shares received will be equal to the fair market value of the shares on the date of distribution, and a participant’s holding period in such shares will begin on the date of distribution. If any dividend equivalent amounts are paid to a participant, they will be includible in the participant’s income as additional compensation (and not as dividend income) and will be subject to income and employment tax withholding.
Disposition of Shares
Unless stated otherwise above, upon the subsequent disposition of shares acquired under any of the preceding awards, a participant will recognize capital gain or loss based upon the difference between the amount realized on such disposition and the participant’s basis in the shares, and such amount will be long-term capital gain or loss if such shares were held for more than 12 months.
New Plan Benefits
For a discussion of new plan benefits, see “New Plan Benefits Table” below.
Vote Required for Approval
Approval of this proposal requires the favorable vote of a majority of the votes cast by the holders of Class A Common Stock and Class B Common Stock, voting together as a single class. In accordance with our Certificate of Incorporation, holders of Class A Common Stock will have one vote per share and holders of Class B Common Stock will have ten votes per share.
The Board unanimously recommends that you vote FOR this proposal.

NEW PLAN BENEFITS TABLE
The amount of each participant’s future awards under the Employee Stock Plan (See “Proposal 3 — Approval of the Company’s 2020 Employee Stock Plan, as amended”) will be determined based on the discretion of the Compensation Committee and therefore is not determinable at this time, except for
Mr. Dolan’s performance vesting options described under “Executive Compensation Tables — Employment Agreements.” The following table sets forth awards that were received by the persons and groups named below for the year ended June 30, 2024 under such plan.

Name and Principal Position	Employee Stock Plan Dollar Value ($)(1)	Employee Stock Plan Number of Units at Target (#)(1)
Current NEOs
James L. Dolan(2) Executive Chairman and Chief Executive Officer	$24,084,910	1,385,870
David F. Byrnes Executive Vice President and Chief Financial Officer	$93,157	2,248
Jennifer Koester President and Chief Operating Officer, Sphere	$11,068,542	551,938
Andrea Greenberg(3) President and Chief Executive Officer, MSG Networks	$—	—
David Granville-Smith Executive Vice President	$2,308,032	53,794
Gregory Brunner Senior Vice President, Controller and Principal Accounting Officer	$380,825	8,876
Former Executive
Gautam Ranji Executive Vice President, Chief Financial Officer and Treasurer	$865,565	20,174
Other
All Executive Officers	$39,067,233	2,030,037
All Non-Employee Directors	$—	—
All Employees who are not Executive Officers	$58,465,764	2,838,591
______________
(1)See “Executive Compensation Tables — Summary Compensation Table” and “Executive Compensation Tables — Grants of Plan-Based Awards” for additional information. The amounts presented include the number and value of cash-settled stock appreciation rights because they were issued under the Employee Stock Plan.
(2)Does not include Mr. Dolan's performance vesting options granted following the end of fiscal year 2024 of 1,800,000 options. Mr. Dolan’s options will vest on the later of June 30, 2027 and the date on which any of the share price hurdles are achieved during the five-year performance period measured from the date of grant, subject to Mr. Dolan’s continued employment as Chief Executive Officer and/or Executive Chairman through the applicable vesting date other than in certain limited exceptions. The share price hurdles are as follows: 25% of the options vest at a stock price of $75 per share, 25% of the options vest at a stock price of $100 per share, 25% of the options vest at a stock price of $125 per share and 25% of the options vest at a stock price of $150 per share. The options have an exercise price of $34.62. The expiration date of the options is July 1, 2034, subject to earlier termination in connection with specified termination events. In the event of death while employed by the Company, 25% of any unvested options will immediately vest in full and become exercisable and any remaining unvested options will remain outstanding and unvested subject to the achievement of the applicable share price hurdles. In the event of disability while employed by the Company, a termination by the Company without cause or a termination by Mr. Dolan for good reason, any unvested options will remain outstanding and unvested subject to the achievement of the applicable share price hurdles. In the event of resignation (other than a termination by Mr. Dolan for good reason), there is no accelerated or continued vesting and any then vested and unexercised options will be exercisable for the lesser of 90 days following termination or the remainder of the term. For information regarding the federal income tax consequences of the issuance and exercise of the options, see “Proposal 3 — Approval of the Company’s 2020 Employee Stock Plan, as Amended.” In the event that the Company’s stockholders fail to approve the Company’s 2020 Employee Stock Plan, as amended (Proposal 3), the options will be cancelled.
(3)Ms. Greenberg’s grants of restricted stock units and performance stock units were made under MSGN’s Employee Stock Plan, which was assumed by the Company in connection with the Networks Merger and are therefore not presented above. In the fiscal year ended June 30, 2024, she was awarded 67,914 employee stock units at target ($2,913,850). See “Executive Compensation Tables — Summary Compensation Table” and “Executive Compensation Tables — Grants of Plan-Based Awards” for additional information.

PROPOSAL 4 — NON-BINDING ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION
We are seeking stockholder approval, on an advisory (non-binding) basis, of the compensation of our NEOs as disclosed under the “Compensation Discussion & Analysis” and “Executive Compensation Tables” sections of this proxy statement. The Company’s stockholders previously approved, in an advisory vote held at the 2020 annual meeting of stockholders, holding an advisory vote to approve the compensation of our NEOs once every three years. Notwithstanding the foregoing, the Company has determined to hold an advisory vote to approve the compensation of our NEOs this year, in advance of 2026’s required vote. At the 2023 annual meeting of stockholders, around 91.0% of votes cast (including a majority of votes cast by holders of our Class A Common Stock) voted “FOR” the “say-on-pay” resolution. In considering your vote, we invite you to review the Company’s compensation philosophy and program under “Compensation Discussion & Analysis.” As described in the Compensation Discussion & Analysis, we believe that the Company’s executive compensation program effectively aligns the interests of our NEOs with those of our stockholders by tying a significant portion of compensation to the Company’s performance and by providing a competitive level of compensation needed to recruit, retain and motivate talented executive officers critical to the Company’s long-term success. We are asking our stockholders to vote “FOR” the adoption of the following resolution:
“RESOLVED, that the stockholders of Sphere Entertainment Co. (“SPHR”) approve, on an advisory basis, the compensation of SPHR’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K in SPHR’s Proxy Statement for the 2024 annual meeting under the headings ‘Compensation Discussion & Analysis’ and ‘Executive Compensation Tables’.”
While we intend to carefully consider the voting results of this proposal, the vote is advisory in nature and therefore not binding on us, our Board or our Compensation Committee. Our Board and Compensation Committee value the opinions of all our stockholders and will consider the outcome of this vote when making future compensation decisions for our NEOs.
Vote Required for Approval
Approval of this proposal requires the favorable vote of a majority of the votes cast by the holders of our Class A Common Stock and Class B Common Stock, voting together as a single class. In accordance with our Certificate of Incorporation, holders of our Class A Common Stock will have one vote per share and holders of our Class B Common Stock will have ten votes per share.
The Board unanimously recommends that you vote FOR this proposal.

OUR EXECUTIVE OFFICERS
The following individuals are our executive officers:

James L. Dolan(1)	Executive Chairman and Chief Executive Officer
David F. Byrnes	Executive Vice President, Chief Financial Officer and Treasurer
Jennifer Koester	President and Chief Operating Officer of Sphere
Andrea Greenberg	President and Chief Executive Officer of MSG Networks
David Granville-Smith	Executive Vice President
Laura Franco	Executive Vice President and General Counsel
Gregory Brunner	Senior Vice President, Controller and Principal Accounting Officer
______________
(1)The biography for James L. Dolan appears above under “Proposal 1 — Election of Directors.”
DAVID F. BYRNES, 54, has served as the Executive Vice President, Chief Financial Officer and Treasurer of the Company since December 2023. He previously served as the Executive Vice President and Chief Financial Officer of MSGE from February 2023 until December 2023. Prior to the spin-off of MSGE from the Company, Mr. Byrnes served as the Executive Vice President and Chief Financial Officer of the Company from January 2022 to April 2023. Before joining the Company, Mr. Byrnes served as Executive Vice President, Corporate Finance of ViacomCBS (now known as Paramount Global), a media and entertainment company, from December 2019 to January 2022, where he was primarily responsible for the company’s budgeting, forecasting and long-range strategic planning processes and oversaw the corporate, technology and finance integration and transformation finance teams. From 2008 through the merger of CBS and Viacom in 2019, Mr. Byrnes held various financial leadership positions at CBS, including Senior Vice President, Controller and Chief Accounting Officer; Senior Vice President, Internal Audit; Senior Vice President, Finance, CBS Technology; Vice President, Finance at Simon & Schuster; and Vice President, Corporate Development. Prior to joining CBS, Mr. Byrnes held various financial leadership positions at Automatic Data Processing, including Divisional CFO and Vice President of Financial Reporting and Policy. Mr. Byrnes began his career in the audit practice at KPMG LLP KPMG, a U.S. professional services firm providing audit, tax and advisory services, where he worked for 11 years.
JENNIFER KOESTER, 51, has served as President and Chief Operating Officer of Sphere since June 10, 2024. Prior to that, she served as President, Sphere Business Operations of the Company since February 2024. Before to joining the Company, Ms. Koester served as the Managing Director, Americas Strategic
Alliances, Global Partnerships of Google LLC (“Google”), a subsidiary of Alphabet Inc. (“Alphabet”), from June 2020 to January 2024. Ms. Koester also served as a member of the Go-to-Market Advisory Board of CapitalG, Alphabet’s independent growth fund, from May 2021 to January 2024. Also at Google, Ms. Koester served as Director, Telecommunications and Video Distributors, Global Partnerships from 2016 to 2020. Prior to joining Google, Ms. Koester served as Senior Vice President, Advanced Advertising Product Development, Data Analytics and Ad Operations from 2014 to 2016, and as Vice President, Law-Privacy, Product Management and Subpoena Compliance from 2005 to 2014, of Cablevision Systems Corporation. Prior to that, she served as Associate Attorney, Intellectual Technology, Privacy, Advertising and Entertainment from 1999 to 2005 at Manatt, Phelps & Phillips, LLP and as Associate Attorney, Intellectual Property and Information Technology from 1997 to 1999 at Thelen Reid Brown Raysman & Steiner LLP.
ANDREA GREENBERG, 65, has served as President and Chief Executive Officer of MSG Networks since 2015, and has been an executive officer of the Company since the Networks Merger in July 2021. She has more than 40 years of experience in the sports, entertainment and media industries. Ms. Greenberg served as the Executive Vice President of the Media business segment of The Madison Square Garden Company from 2010 to 2015. As Executive Vice President of MSG Media, Ms. Greenberg was responsible for all aspects of the media division, including programming, marketing, sales and operations, and directed all major transactional activities of the division. Ms. Greenberg previously served as the Executive Vice President of the MSG Entertainment business segment from 2008 to 2009 while such business was owned by Cablevision

Systems Corporation before The Madison Square Garden Company was spun-off from Cablevision in 2010. Prior to that, Ms. Greenberg spent more than 25 years at Rainbow Media Corp., the former Cablevision programming subsidiary that spun-off from Cablevision in 2011 to become AMC Networks, last serving as President of Rainbow Media Ventures from 2004 to 2008. Ms. Greenberg has served as a director of the Garden of Dreams Foundation since 2015.
DAVID GRANVILLE-SMITH, 57, has served as the Executive Vice President of the Company, MSGS and AMC Networks, since June 2023. Previously, Mr. Granville-Smith served as the Chief Operating Officer and Chief Financial Officer of A&E Television Networks, LLC (“A+E Networks”), a global media and entertainment brand portfolio, from December 2016 to June 2023, and as A+E Networks’ Executive Vice President and Chief Financial Officer from July 2014 to December 2016. As Chief Financial Officer of A+E Networks, Mr. Granville-Smith led all key financial functions across the company, including Finance and Accounting, Financial Planning and Analysis, Treasury and Tax, and as Chief Operating Officer, Mr. Granville-Smith oversaw Technology, Media Production and Operations, Engineering and Broadcast Operations, Digital Product Technology and Office Services and Facilities. Mr. Granville-Smith was also responsible for the Corporate Development & Strategy Group. During his tenure at A+E Networks, he provided strategic, financial, and operational leadership across all divisions of the company, including the Brand Portfolio Group, Ad Sales, Distribution, Digital and International, in order to drive the company’s overall growth and value creation. While at A+E Networks, Mr. Granville-Smith served on the boards of A+E Networks Latin America, Propagate Content, Vice TV and Vice Media. Prior to joining A+E Networks, Mr. Granville-Smith held various positions at J.P. Morgan Chase & Co. (“J.P. Morgan”) and The Bear Stearns Companies, Inc., which was acquired by J.P. Morgan in 2008, from 1991 to 2014, including Managing Director and Head of the Media Group in the Investment Banking Division at J.P. Morgan from 2008 to 2014. Prior to that, he worked in the Mergers & Acquisitions Group at Smith Barney from 1989 to 1991. Throughout his career in banking, Mr. Granville-Smith worked on a multitude of significant strategic and financing transactions for companies in the diversified media and entertainment, television network, content distribution and telecommunications industries. Mr. Granville-Smith serves as a trustee of the Parrish Art Museum in Water Mill, New York.
LAURA FRANCO, 62, has served as Executive Vice President and General Counsel of the Company since February 2024. Ms. Franco has also served as Executive Vice President and General Counsel of MSGE since February 2024. Previously, Ms. Franco served as Chief Legal and Compliance Officer at Bumble Inc. (“Bumble”), a social networking company, from November 2020 to February 2024. Prior to joining Bumble, Ms. Franco served in various positions at Paramount Global Inc. (previously ViacomCBS) (as well as CBS Corporation and Viacom Inc. prior to their merger in 2019), a media and entertainment company, since 1995, including Executive Vice President, General Counsel of the CBS business of ViacomCBS from December 2019 to November 2020 and Executive Vice President and General Counsel of CBS Corporation from March 2019 to December 2019. Prior to joining Viacom Inc. in 1995, Ms. Franco began her career at Simpson Thacher & Bartlett LLP where she practiced mergers and acquisitions and securities law. Currently, Ms. Franco serves on the board of directors of Virgin Voyages.
GREGORY BRUNNER, 41, has served as the Senior Vice President, Controller and Principal Accounting Officer of the Company since June 2023 (and assumed the responsibilities of principal financial officer on an interim basis from November 3, 2023, until December 8, 2023). Previously, from October 2018 to June 2, 2023, Mr. Brunner served as Partner at KPMG LLP (“KPMG”), a U.S. professional services firm providing audit, tax and advisory services. In that role, he was primarily responsible for the global coordination and execution of financial statement audits and audits of internal control over financial reporting under US Generally Accepted Accounting Principles. He coordinated and was responsible for the service delivery of multiple global teams within multiple disciplines, including audit, tax, transaction advisory and information technology practices, and also led the resolution of highly technical, complex accounting and financial reporting issues and provided strategic input to senior executives, audit committees and board members with respect to regulatory updates and risk oversight. Prior to his role as Audit Partner, Mr. Brunner served in numerous roles at KPMG since 2005. Mr. Brunner has also served on the New York City Executive Leadership Team of the American Heart Association and as a student mentor for buildOn and the National Retail Federation.

TRANSACTIONS WITH RELATED PARTIES

RELATIONSHIP BETWEEN US, MSGE, MSGS AND AMC NETWORKS
The Company, MSGE, MSGS and AMC Networks are all under the control of members of the Charles F. Dolan family and certain related family entities. The Company, on the one hand, and MSGE, MSGS or AMC Networks, on the other hand, are party to the agreements described in this section. Certain of the agreements summarized in this section are included as exhibits to our 2024 Form 10-K, and the following summaries of those agreements are qualified in their entirety by reference to the agreements as filed. Additional information concerning the arrangements between us and each of MSGE, MSGS and AMC Networks is set forth in Note 18 to our financial statements included in our 2024 Form 10-K.
Agreements with MSGE
As a result of the MSGE Distribution, the Company initially retained approximately 33% of the outstanding common stock of MSGE (in the form of MSGE Class A common stock). Following certain dispositions of such MSGE Class A common stock, we no longer hold any of the outstanding common stock of MSGE. For purposes of governing the ongoing relationship between the Company and MSGE and to provide for our orderly transition of MSGE from a wholly-owned subsidiary of the Company to a separate, publicly traded company, we entered into several agreements with MSGE.
Distribution Agreement
On March 29, 2023, we entered into a Distribution Agreement (the “MSGE Distribution Agreement”) with MSGE as part of a series of transactions pursuant to which MSGE acquired the subsidiaries, business and other assets of ours that now constitute MSGE’s business.
Under the MSGE Distribution Agreement, we distributed approximately 67% of MSGE’s common stock to our common stockholders. Pursuant to the MSGE Distribution Agreement, MSGE provides us with indemnities with respect to liabilities, damages, costs and expenses arising out of any of: (i) MSGE’s business (other than businesses of ours); (ii) certain identified claims or proceedings; (iii) any breach by MSGE of its obligations under the Distribution Agreement; (iv) any untrue statement or omission in the registration statement or in the information statement for the MSGE Distribution relating to MSGE and its subsidiaries (excluding the Company and our subsidiaries); and (v) indemnification obligations we may have to the NBA or NHL that result from acts or omissions of MSGE. We provide MSGE with indemnities with respect to liabilities, damages, costs and expenses arising out of any of (i) our businesses; (ii) any breach by us of our obligations under the Distribution Agreement; (iii) any untrue statement or omission in the registration statement or in the information statement for the MSGE Distribution other than any such statement or omission relating to MSGE and its subsidiaries (excluding the Company and our subsidiaries) and (iv) indemnification obligations we may have to the NBA or NHL that result from acts or omissions of the Company.
In the MSGE Distribution Agreement, MSGE released the Company from any claims MSGE might have arising out of:
•the management of the businesses and affairs of the MSGE business segment (excluding Sphere) on or prior to the MSGE Distribution;
•the terms of the MSGE Distribution, our amendment to the amended and restated certificate of incorporation, our amended by-laws and the other agreements entered into in connection with the MSGE Distribution; and
•any decisions that have been made, or actions taken, relating to the MSGE business segment (excluding Sphere) or the MSGE Distribution.
Additionally, in the MSGE Distribution Agreement, the Company released MSGE from any claims the Company might have arising out of:
•the management of the businesses and affairs of the Company’s MSG Networks business segment, the formerly owned Tao Group Hospitality segment or related to the Sphere business on or prior to the MSGE Distribution;
•the terms of the MSGE Distribution and the other agreements entered into in connection with the MSGE Distribution; and
•any decisions that have been made, or actions taken, relating to the MSGE Distribution.
The MSGE Distribution Agreement also provides for access to records and information, cooperation in defending litigation, as well as methods of resolution for certain disputes.
Transition Services Agreement
On March 29, 2023, we entered into a Transition Services Agreement with MSGE (as may be amended from time to time, the “MSGE TSA”), with a term of two years, under which, in exchange for the fees specified in such agreement, MSGE has agreed to provide certain corporate and other services to the Company, including with respect to such areas as information technology, accounts payable, payroll, tax, certain legal functions, human resources, insurance and risk management, government affairs, investor relations, corporate communications, benefit plan administration and reporting, and internal audit functions as well as certain marketing functions. The Company similarly agreed to provide certain transition services to MSGE. The Company and MSGE, as parties providing services under the MSGE TSA, agreed to indemnify the party receiving services for losses incurred by such party that arise out of or are otherwise in connection with the provision by such party of services under the agreement, except to the extent that such losses result from the receiving party’s gross negligence, willful misconduct or breach of its obligations under the agreement. Similarly, each party receiving services under the agreement agreed to indemnify the party providing services for losses incurred by such party that arise out of or are otherwise in connection with the indemnifying party’s receipt of services under the agreement if such losses result from the receiving party’s gross negligence, willful misconduct or breach of its obligations under the agreement.
Tax Disaffiliation Agreement
On March 29, 2023, we entered into a Tax Disaffiliation Agreement (the “MSGE Tax Disaffiliation Agreement”) with MSGE that governs MSGE’s and our respective rights, responsibilities and obligations with respect to taxes and tax benefits, the filing of tax returns, the control of audits and other tax matters. References in this summary description of the Tax Disaffiliation Agreement to the terms “tax” or “taxes” mean taxes as well as any interest, penalties, additions to tax or additional amounts in respect of such taxes.
MSGE and its eligible subsidiaries previously joined with the Company in the filing of certain consolidated, combined, and unitary returns for state, local, and other applicable tax purposes. However, for periods (or portions thereof) beginning after the
MSGE Distribution, MSGE generally does not join with the Company or any of its subsidiaries in the filing of any federal, state, local or other applicable consolidated, combined or unitary tax returns.
Under the MSGE Tax Disaffiliation Agreement, with certain exceptions, the Company is generally responsible for all of MSGE’s U.S. federal, state, local and other applicable income taxes for any taxable period or portion of such period ending on or before the MSGE Distribution Date. MSGE is generally responsible for all taxes that are attributable to it or one of its subsidiaries after the MSGE Distribution Date.
For any tax year, we are generally responsible for filing all separate company tax returns that relate to us or one of our subsidiaries and that do not also include MSGE or any of its subsidiaries. MSGE is generally responsible for filing all separate company tax returns that relate to MSGE or its subsidiaries (other than tax returns that will be filed by us), and for filing consolidated, combined or unitary returns that include (i) one or more of MSGE and its subsidiaries and (ii) one or more of us and our subsidiaries. Where possible, we have waived the right to carry back any losses, credits, or similar items to periods ending prior to or on the MSGE Distribution Date, however, if we cannot waive the right, we are entitled to receive the resulting refund or credit, net of any taxes incurred by MSGE with respect to the refund or credit.
Generally, we have the authority to conduct all tax proceedings, including tax audits, relating to taxes or any adjustment to taxes for which we are responsible for filing a return under the Tax MSGE Disaffiliation Agreement, and MSGE has the authority to conduct all tax proceedings, including tax audits, relating to taxes or any adjustment to taxes for which MSGE is responsible for filing a return under the MSGE Tax Disaffiliation Agreement. However, if one party acknowledges a liability to indemnify the other party for a tax to which such proceeding relates, and provides evidence to the other party of its ability to make such payment, the first-mentioned party has the authority to conduct such proceeding. The MSGE Tax Disaffiliation Agreement further provides for cooperation between MSGE and the Company with respect to tax matters, the exchange of information and the retention of records that may affect the tax liabilities of the parties to the agreement.
Finally, the MSGE Tax Disaffiliation Agreement requires that neither MSGE nor any of its subsidiaries will take, or fail to take, any action where such action,

or failure to act, would be inconsistent with or preclude the MSGE Distribution from qualifying as a tax-free transaction to the Company and to its stockholders under Section 355 of the Code, or would otherwise cause holders of SPHR stock that received MSGE stock in the MSGE Distribution to be taxed as a result of the MSGE Distribution and certain transactions undertaken in connection with the MSGE Distribution. Additionally, for the two-year period following the MSGE Distribution, MSGE is restricted from engaging in certain activities that may jeopardize the tax-free treatment of the MSGE Distribution to the Company and its stockholders, unless MSGE receives the Company’s consent or otherwise obtains a ruling from the IRS or a legal opinion, in either case reasonably satisfactory to the Company, that the activity will not alter the tax-free status of the MSGE Distribution to the Company and its stockholders. Such restricted activities include:
•entering into any transaction pursuant to which all or a significant portion of MSGE’s shares or assets would be acquired, whether by merger or otherwise, unless certain tests are met;
•issuing equity securities, if any such issuances would, together with certain other transactions, constitute 50% or more of the voting power or value of MSGE’s capital stock;
•certain repurchases of MSGE’s common shares;
•ceasing to actively conduct MSGE’s business;
•amendments to MSGE’s organizational documents (i) affecting the relative voting rights of MSGE’s stock or (ii) converting one class of MSGE’s stock to another;
•liquidating or partially liquidating; and
•taking any other action that prevents the MSGE Distribution and certain related transactions from being tax-free.
Moreover, MSGE is required to indemnify the Company and its subsidiaries, directors and officers for any taxes, resulting from action or failure to act, if such action or failure to act precludes the MSGE Distribution from qualifying as a tax-free transaction (including taxes imposed as a result of a violation of the restrictions set forth above).
Employee Matters Agreement
On March 29, 2023, we entered into an employee matters agreement (the “MSGE Employee Matters
Agreement”) with MSGE that allocates assets, liabilities and responsibilities with respect to certain employee compensation and benefit plans and programs and certain other related matters in connection with the MSGE Distribution. Following the MSGE Distribution Date, we and MSGE generally each have responsibility for our respective employees and compensation plans.
Stockholder and Registration Rights Agreement
On March 29, 2023, the Company entered into a stockholder and registration rights agreement with MSGE that provided the Company with “demand” and “piggyback” registration rights with respect to the MSGE Class A common stock that the Company retained following the MSGE Distribution. In addition, the Company agreed to vote the MSGE Class A common stock that it owned in proportion to the votes cast by the other holders of MSGE Class A common stock on such matter, to the extent such shares of MSGE Class A common stock were entitled to be voted on such matter. The shares of MSGE Class A common stock owned by the Company would have been present at all stockholder meetings for quorum purposes. The Company granted MSGE an irrevocable proxy to implement these voting agreements. As of September 22, 2023, the Company no longer held any shares of MSGE Class A common stock.
Delayed Draw Term Loan Facility
On the MSGE Distribution Date, the Company entered into a delayed draw term loan facility (the “DDTL Facility”) with MSG Entertainment Holdings, LLC (“MSGEH”), a wholly-owned subsidiary of MSGE. Pursuant to the DDTL Facility, MSGEH committed to lend up to $65 million in delayed draw term loans to the Company on an unsecured basis for a period of 18 months following the consummation of the MSGE Distribution, which was to expire on October 20, 2024.
The DDTL Facility was fully drawn on July 14, 2023 and on August 9, 2023, the Company repaid all amounts outstanding under the DDTL Facility (including accrued interest and commitment fees) using a portion of the shares of MSGE Class A common stock retained in connection with the MSGE Distribution.
Borrowings under the DDTL Facility bore interest at a variable rate equal to either, at the option of the Company, (a) a base rate plus an applicable margin, or (b) Term SOFR plus 0.10%, plus an applicable margin. The applicable margin was equal to the applicable margin under MSGE’s credit agreement dated June 30, 2022 among MSG National Properties, LLC, the guarantors party thereto, the lenders party thereto and JP Morgan Chase Bank, N.A., as administrative agent, as amended, plus 1.00% per annum. Subject to customary borrowing conditions, the DDTL Facility could have been drawn in up to six separate borrowings of $5 million or more. The DDTL Facility was prepayable at any time without penalty and amounts repaid on the DDTL Facility may not be reborrowed. The Company was only be permitted to use the proceeds of the DDTL Facility (i) for funding costs associated with the Sphere initiative and (ii) in connection with refinancing of the indebtedness under that certain amended and restated credit agreement, dated as of October 11, 2019, among MSGN Holdings, L.P., as borrower, the guarantors party thereto, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent, as amended, modified, restated or supplemented from time to time.
The DDTL Facility contained certain representations and warranties and affirmative and negative covenants, including, among others, financial reporting, notices of material events, and limitations on asset dispositions, restricted payments, and affiliate transactions.
Agreements with MSGS
As a result of the 2020 Distribution, we entered into several agreements with MSGS.
Distribution Agreement
On March 31, 2020, the Company entered into a Distribution Agreement with MSGS (the “2020 Distribution Agreement”) in connection with the 2020 Distribution.
Under the 2020 Distribution Agreement, the Company and MSGS provided each other with indemnities with respect to certain liabilities, and released each other from certain claims, in each case arising out of each company’s business and other matters related to the 2020 Distribution.
The 2020 Distribution Agreement also provides for access to records and information, cooperation in defending litigation, as well as methods of resolution for certain disputes.
Tax Disaffiliation Agreement
On March 31, 2020, the Company entered into a Tax Disaffiliation Agreement with MSGS (the “2020 Tax Disaffiliation Agreement”) that governs the Company’s and MSGS’ respective rights, responsibilities and obligations with respect to taxes and tax benefits, the filing of tax returns, the control of audits and other tax matters.
The 2020 Tax Disaffiliation Agreement requires that neither us nor any of our subsidiaries take, or fail to take, any action where such action, or failure to act, would be inconsistent with or preclude the 2020 Distribution from qualifying as a tax-free transaction to MSGS and to its stockholders under Section 355 of the Code, or would otherwise cause holders of the MSGS’ stock receiving SPHR stock in the 2020 Distribution to be taxed as a result of the 2020 Distribution and certain transactions undertaken in connection with the 2020 Distribution.
Moreover, each party must indemnify the other party and its subsidiaries, directors and officers for any taxes, resulting from action or failure to act, if such action or failure to act precludes the 2020 Distribution from qualifying as a tax-free transaction (including taxes imposed as a result of a violation of the restrictions set forth above).
Employee Matters Agreement
On March 31, 2020, we entered into an employee matters agreement with MSGS that allocates assets, liabilities and responsibilities with respect to certain employee compensation and benefit plans and programs and certain other related matters in connection with the 2020 Distribution. Following the 2020 Distribution Date, we and MSGS generally each have responsibility for our respective employees and compensation plans.
Media Rights Agreements
The media rights agreements between MSGN and MSGS covering the Knicks and the Rangers provide MSGN exclusive media rights to team games in their local markets. Each of the media rights agreements became effective July 2015 with a stated term of 20 years, with a stated annual rights fee in the fiscal year ended June 30, 2024 of $138.1 million for the Knicks and $41.5 million for the Rangers. The rights fee in each media rights agreement increases annually. For the fiscal year ending June 30, 2025, the stated rights fee increased to $143.6 million for the Knicks and $43.1 million for the Rangers. The rights fee is subject to adjustments in certain circumstances, including if MSGS does not make available a minimum number of games in any year. MSGN has certain rights to match third-party offers received by the Knicks or the Rangers, as the case may be, for the media rights following the term of the agreement.
Other Arrangements and Agreements with MSGE, MSGS and/or AMC Networks
The Company shares certain executive support costs, including office space, executive assistants, security and transportation costs, for the Company’s Executive Chairman and Chief Executive Officer with MSGE and MSGS, for Gregg G. Seibert, the Company’s Vice Chairman, with MSGE, MSGS and AMC Networks, and for David Granville-Smith, the Company’s Executive Vice President, with MSGS and AMC Networks. The Company’s portion of such executive support expenses for the fiscal year ended June 30, 2024 was approximately $573,854.
The Company has also entered into a number of commercial and other arrangements and agreements with MSGE and its subsidiaries, MSGS and its subsidiaries and AMC Networks and its subsidiaries, none of which are material to the Company. For the fiscal year ended June 30, 2024, these included, but were not limited to, arrangements for the use of equipment, lease and use of offices and other premises, provision of transport services and vendor services, access to technology, certain licensing agreements, sponsorship agreements, certain trademark licensing arrangements and lease of suites and sponsorship assets of the Company.
In addition, the Company and each of MSGE, MSGS and AMC Networks are party to aircraft arrangements described below. See “— Aircraft Arrangements.”

AIRCRAFT ARRANGEMENTS
Current Aircraft Arrangements
The Company has various arrangements with a subsidiary of MSGE and a subsidiary of MSGS, pursuant to which the Company has the right to lease on a “time-sharing” basis certain aircraft leased by MSGE and lease on a non-exclusive dry lease basis certain aircraft leased by MSGS, and pursuant to which MSGE provides certain aircraft support services. The three companies have agreed to allocate expenses in connection with the use by each company (or their executives) of aircraft leased by MSGE and MSGS. Pursuant to these arrangements, the Company made payments to MSGE of $6.58 million and MSGS of $2.36 million during the fiscal year ended
June 30, 2024. In calculating the amounts payable under these agreements, the parties allocate in good faith the treatment of any flight that is for the benefit of both companies.
The Company has agreed to an allocation of the costs of (i) personal helicopter use (including commutation) with MSGE, MSGS and AMC Networks and (ii) personal aircraft use with MSGE and MSGS, in each case, for certain executives. The Company’s portion of such expenses during the fiscal year ended June 30, 2024 was $512,994. See “Compensation Discussion & Analysis — Perquisites — Aircraft Arrangements.”

DOLAN FAMILY ARRANGEMENTS
From time to time, certain services of the Company may be made available to members of the Dolan family and to entities owned by them. It is the policy of the Company to receive reimbursement for the costs of these services. See “Stock Ownership Table” for a description of registration rights agreements among the Dolan family interests and the Company.
Kristin Dolan, a director of the Company and the spouse of James L. Dolan, the Executive Chairman and Chief Executive Officer of the Company, is the founder and was the Chief Executive Officer of 605, LLC (“605”), an audience measurement and data analytics company in the media and entertainment industries, until February 2023. On September 13, 2023, 605 was sold to iSpot.tv, and James L. Dolan and Kristin A. Dolan now hold a minority interest in iSpot.tv. As a result, from and after September 13, 2023, 605 is no longer considered to be a related party. The Company paid 605 $72,500 during the fiscal year ended June 30, 2024 for data analytics services approved in accordance with the Company’s Related Party Transaction Approval Policy.
Since March 2016, Ryan Dolan, a director and the son of James L. Dolan, the Executive Chairman and Chief Executive Officer, as well as a director, of the

Company, has been employed by Sphere Entertainment Group, LLC in a non-executive officer position. During the fiscal year ended June 30, 2024, Mr. Ryan Dolan earned $621,909. In addition, on October 25, 2023, a group of select Sphere employees including Mr. Ryan Dolan, received an award of premium priced cash-settled stock appreciation rights intended to incentivize and retain them in light of their efforts and expected contributions in connection with Sphere, as well as to create alignment with stockholders to drive long-term value creation for stockholders. Mr. Ryan Dolan’s premium priced cash-settled stock appreciation rights had a grant date fair value of $589,924. The award consisted of three equal tranches with exercise prices of $42.23, $45.60, and $50.67, respectively (each of which were above the price of our Class A Common Stock at the time of grant and are in line with the exercise prices of the FY24 premium priced performance options). The stock appreciation rights will cliff vest on October 20, 2026 (and expire on October 20, 2033) if Mr. Ryan Dolan has remained employed by, or provided services to, the Company or any of its subsidiaries through such date (subject to certain limited exceptions).
In addition, the Company and certain Dolan family entities are party to aircraft arrangements described above. See “— Aircraft Arrangements.”

OTHER
Allie Greenberg, the daughter of Ms. Andrea Greenberg, President and Chief Executive Officer of MSG Networks, has been employed by a subsidiary of the Company in a non-executive officer position since December 2023, and previously provided services to the Company on a consulting basis. During the fiscal year ended June 30, 2024, Ms. Allie Greenberg earned $153,926.

CERTAIN RELATIONSHIPS AND POTENTIAL CONFLICTS OF INTEREST
Our Executive Chairman and Chief Executive Officer, James L. Dolan, also serves as the Executive Chairman and Chief Executive Officer of MSGE and MSGS and as Non-Executive Chairman of AMC Networks. Furthermore, nine of our director nominees (including James L. Dolan) also serve as directors of MSGE, ten of our director nominees (including James L. Dolan) also serve as directors of MSGS, and five of our director nominees (including James L. Dolan) also serve as directors of AMC Networks, Charles F. Dolan serves as Chairman Emeritus of AMC Networks concurrently with his service on our Board and Kristin A. Dolan serves as Chief Executive Officer of AMC Networks concurrently with her service on our Board. In addition, David Granville-Smith, the Company’s Executive Vice President, also serves as Executive Vice President of MSGS and AMC Networks, Gregg G. Seibert, the Company’s Vice Chairman, also serves as Vice Chairman of MSGE, MSGS and AMC Networks, Laura Franco, the Company’s Executive Vice President and General Counsel, also serves as Executive Vice President and General Counsel of MSGE, and Mark C. Cresitello, the Company’s secretary, also serves as Senior Vice President, Deputy General Counsel and Secretary of MSGS and Secretary of MSGE. Therefore, these individuals may have or have had actual or apparent conflicts of interest with respect to matters involving or affecting the Company, on the one hand, and MSGE, MSGS or AMC Networks, on the other hand. For example, there is the potential for a conflict of interest when we and MSGE, MSGS and/or AMC Networks look at certain acquisitions and other corporate opportunities that may be suitable for more than one of the companies. Also, conflicts may arise if there are issues or disputes under the commercial arrangements that exist between MSGE, MSGS and/or AMC Networks and us. In addition, certain of our officers and directors own MSGE, MSGS and/or AMC Networks stock, restricted stock units, performance stock units, stock options and/or performance stock options. These ownership interests could create actual, apparent or potential conflicts of interest when these individuals are faced with decisions that could have different implications for the Company, MSGE, MSGS, or AMC Networks. See “Related Party Transaction Approval Policy” below for a discussion of certain procedures we instituted to help ameliorate any such potential conflicts that may arise.
Our Certificate of Incorporation acknowledges that the Company may have overlapping directors and officers with MSGS, MSGN and AMC Networks and their respective subsidiaries and that the Company may engage in material business transactions with such entities. In our Certificate of Incorporation, the Company has renounced its rights to certain business opportunities and provided that in certain circumstances our directors and officers will not have liability to the Company or its stockholders for breach of any fiduciary duty by reason of the fact that any such individual directs a corporate opportunity to MSGS, MSGN or AMC Networks or any of their respective subsidiaries instead of the Company, or does not refer or communicate information regarding such corporate opportunity to the Company. The Certificate of Incorporation also expressly validates certain contracts, agreements, arrangements and transactions (and amendments, modifications or terminations thereof) between the Company and MSGS, MSGN and AMC Networks and/or any of their respective subsidiaries and provides that, to the fullest extent permitted by law, the actions of the overlapping directors and officers in connection therewith are not breaches of fiduciary duties owed to the Company or its stockholders. In connection with the Networks Merger, our Board adopted an Overlap policy to broaden the specified Company business opportunities to also cover business opportunities that had been associated with the MSGN business. In connection with the MSGE Distribution, we further updated the policy to extend similar provisions to overlapping directors and officers with MSGE and to update the specified Company business opportunities to account for the change in business following the MSGE Distribution.

RELATED PARTY TRANSACTION APPROVAL POLICY
The Company has adopted a written policy whereby an Independent Committee of our Board reviews and approves or takes such other action as it may deem appropriate with respect to transactions involving the Company and its subsidiaries, on the one hand, and in which any director, executive officer, greater than 5% stockholder of the Company or any other “related person” (as defined in Item 404 of Regulation S-K adopted by the SEC) has or will have a direct or indirect material interest. This approval requirement covers any transaction that meets the related party disclosure requirements of the SEC as set forth in Item 404, which currently apply to transactions (or any series of similar transactions) in which the amount involved exceeds the dollar threshold set forth in Item 404 (currently $120,000). To simplify the administration of the approval process under this policy, the Independent Committee may, where appropriate, establish guidelines for certain of those transactions. The policy does not cover decisions on compensation or benefits or the hiring or retention of any person. The hiring or retention of executive officers is determined by our full Board. Compensation of executive officers is subject to the approval of our Compensation Committee. This policy also does not cover any pro rata distributions to all Company stockholders, including a pro rata distribution of our Class A Common Stock to holders of our Class A Common Stock and our Class B Common Stock to holders of our Class B Common Stock. No director on the Independent Committee will participate in the consideration of a related party transaction with that director or any related person of that director.
In addition, our Board has adopted a special approval policy for transactions with MSGE, MSGS and AMC Networks and their respective subsidiaries whether or not such transactions qualify as “related party” transactions described above. Under this policy, the Independent Committee oversees approval of all transactions and arrangements between the Company and its subsidiaries, on the one hand, and each of MSGE and its subsidiaries, MSGS and its subsidiaries and/or AMC Networks and its subsidiaries, on the other hand, in which the amount exceeds a $1,000,000 threshold. In addition, an Independent Committee receives a quarterly update from the Company’s Internal Audit Department of all related party transactions, including transactions and arrangements between the Company and its subsidiaries on the one hand, and each of MSGE and its subsidiaries, MSGS and its subsidiaries and AMC Networks and its subsidiaries, on the other hand, regardless of value. To simplify the administration of the approval process under this policy, an Independent Committee may, where appropriate, establish guidelines for certain of these transactions. The approval requirement does not apply to the implementation and administration of the intercompany arrangements under the policy but does cover any amendments, modifications, terminations or extensions involving amounts in excess of $1,000,000, as well as the handling and resolution of any disputes involving amounts in excess of $1,000,000. Our executive officers and directors who are also senior executives or directors of MSGE, MSGS and/or AMC Networks may participate in the negotiation, execution, amendment, modification, or termination of intercompany arrangements subject to the policy, as well as in any resolution of disputes thereunder, on behalf of any or all of the Company, MSGE, MSGS and/or AMC Networks, as applicable, in each case under the direction or ultimate approval of an Independent Committee or the comparable committee of the board of directors of the Company, MSGE, MSGS and/or AMC Networks, as applicable.
Our related party transaction approval policy cannot be amended or terminated without the prior approval of a majority of the Company’s independent directors and by a majority of the directors elected by our Class B Common Stockholders. For purposes of this policy, “independent directors” means those directors who have been determined by our Board to be independent directors for purposes of the NYSE corporate governance standards.

DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Exchange Act requires our directors, certain executive officers, and persons who beneficially own more than 10% of the outstanding Class A Common Stock to file reports of ownership and changes in ownership with the SEC. The SEC regulations require the Company to identify anyone who failed to file a required report or filed a late report during the fiscal year ended June 30, 2024.
With respect to Mr. David Byrnes’ holdings, 4,704 shares of Class A Common Stock were inadvertently not reported on his initial Form 3. An amended Form 3 was filed on February 15, 2024 to correct the reported holdings as of December 8, 2023. Based solely on a review of reports filed under Section 16(a) of the Exchange Act, the Company is not aware of other failures.

STOCK OWNERSHIP TABLE
The table sets forth, to the best of the Company’s knowledge and belief, certain information as of October 15, 2024 (the “Reference Date”) with respect to the beneficial ownership of Class A Common Stock and Class B Common Stock by (i) each person that beneficially owns more than 5% of any class of the outstanding shares of the Company based on the Company’s review of SEC filings, (ii) each director or director nominee of the Company and (iii) each NEO of the Company.

Name and Address	Title of Stock Class(1)	Beneficial Ownership	Percent of Class	Combined Voting Power of All Classes of Stock Beneficially Owned(1)(2)
Dolan Family Group (3) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock	1,962,386	6.7%	72.0%
	Class B Common Stock	6,866,754	100.0%
Charles F. Dolan (3)(4)(6)(15)(17)(18)(24) – (28) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock	286,264	1.0%	39.9%
	Class B Common Stock	3,863,285	56.3%
James L. Dolan (3)(5)(6)(7)(8)(11)(14)(19) P.O. Box 420 Oyster Bay, NY 11771	Class A Common Stock	1,404,228	4.8%	13.1%
	Class B Common Stock	1,140,792	16.6%
Kristin A. Dolan (3)(5)(6)(7)(8)(11)(14)(19) P.O. Box 420 Oyster Bay, NY 11771	Class A Common Stock	1,404,228	4.8%	13.1%
	Class B Common Stock	1,140,792	16.6%
Thomas C. Dolan (3)(6)(9)(14)(16)(20) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock	49,511	*	4.9%
	Class B Common Stock	468,423	6.8%
Brian G. Sweeney (3)(6)(10)(13)(14)(15)(18)(22) P.O. Box 509 Oyster Bay, NY 11771	Class A Common Stock	115,833	*	8.4%
	Class B Common Stock	806,076	11.7%
Paul J. Dolan (3)(6)(11)(19)(23) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock	115,136	*	14.3%
	Class B Common Stock	1,380,548	20.1%
Marianne Dolan Weber (3)(6)(12)(14)(16)(21) MLC Ventures LLC P.O. Box 1014 Yorktown Heights, NY 10598	Class A Common Stock	85,114	*	4.7%
	Class B Common Stock	450,152	6.6%
Charles P. Dolan (6)	Class A Common Stock	11,830	*	*
	Class B Common Stock	—	—
Ryan T. Dolan (5)	Class A Common Stock	2,495	*	*
	Class B Common Stock	—	—
Quentin F. Dolan (6)	Class A Common Stock	5,405	*	*
	Class B Common Stock	—	—

Name and Address	Title of Stock Class(1)	Beneficial Ownership	Percent of Class	Combined Voting Power of All Classes of Stock Beneficially Owned(1)(2)
Joseph J. Lhota (6)	Class A Common Stock	1,327	*	*
	Class B Common Stock	—	—
Joel M. Litvin (6)	Class A Common Stock	—	—	—
	Class B Common Stock	—	—
John L. Sykes (6)	Class A Common Stock	—	—	—
	Class B Common Stock	—	—
Vincent Tese (6)	Class A Common Stock	6,335	*	*
	Class B Common Stock	—	—
Isiah L. Thomas III (6)	Class A Common Stock	—	—	—
	Class B Common Stock	—	—
Carl E. Vogel (6)	Class A Common Stock	—	—	—
	Class B Common Stock	—	—
David F. Byrnes (5)	Class A Common Stock	7,308	*	*
	Class B Common Stock	—	—
Jennifer Koester (5)	Class A Common Stock	9,212	*	*
	Class B Common Stock	—	—
Andrea Greenberg (5)	Class A Common Stock	97,558	*	*
	Class B Common Stock	—	—
David Granville-Smith (5)	Class A Common Stock	25,612	*	*
	Class B Common Stock	—	—
Gregory Brunner (5)	Class A Common Stock	946	*	*
	Class B Common Stock	—	—
Gautam Ranji (5)	Class A Common Stock	3,374	*	*
	Class B Common Stock	—	—
All current executive officers and directors as a group (4) – (12)	Class A Common Stock	2,124,386	7.2%	72.1%
	Class B Common Stock	6,851,436	99.8%
Deborah A. Dolan-Sweeney (3)(6)(10)(13)(14)(15)(18)(22) P.O. Box 509 Oyster Bay, NY 11771	Class A Common Stock	115,833	*	8.4%
	Class B Common Stock	806,076	11.7%
Kathleen M. Dolan (3)(11)(14)(19) – (23) MLC Ventures LLC P.O. Box 1014 Yorktown Heights, NY 10598	Class A Common Stock	189,694	*	28.7%
	Class B Common Stock	2,778,833	40.5%

Name and Address	Title of Stock Class(1)	Beneficial Ownership	Percent of Class	Combined Voting Power of All Classes of Stock Beneficially Owned(1)(2)
Mary S. Dolan (3)(15)(22)(24) – (28) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock	66,869	*	40.9%
	Class B Common Stock	3,985,993	58.0%
Matthew J. Dolan (3)(16)(20)(21) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock	46,357	*	9.5%
	Class B Common Stock	918,575	13.4%
Corby Dolan Leinauer (3)(17)(24) – (28) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock	36,313	*	36.1%
	Class B Common Stock	3,521,601	51.3%
Charles F. Dolan 2009 Revocable Trust (3)(4)(10)(13)(18) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock	55,386	*	3.6%
	Class B Common Stock	341,684	5.0%
Charles F. Dolan Children Trust FBO James L. Dolan (3)(7)(8)(11)(14)(19) P.O. Box 420 Oyster Bay, NY 11771	Class A Common Stock	44,342	*	9.4%
	Class B Common Stock	916,156	13.3%
Charles F. Dolan Children Trust FBO Thomas C. Dolan (3)(9)(14)(16)(20) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock	20,156	*	4.8%
	Class B Common Stock	468,423	6.8%
Charles F. Dolan Children Trust FBO Marianne Dolan Weber (3)(12)(14)(16)(21) MLC Ventures LLC P.O. Box 1014 Yorktown Heights, NY 10598	Class A Common Stock	24,187	*	4.6%
	Class B Common Stock	450,152	6.6%
Charles F. Dolan Children Trust FBO Deborah Dolan-Sweeney (3)(10)(13)(14)(15)(22) P.O. Box 509 Oyster Bay, NY 11771	Class A Common Stock	24,187	*	4.8%
	Class B Common Stock	464,392	6.8%
Charles F. Dolan Children Trust FBO Kathleen M. Dolan (3)(11)(14)(23) MLC Ventures LLC P.O. Box 1014 Yorktown Heights, NY 10598	Class A Common Stock	24,187	*	4.8%
	Class B Common Stock	464,392	6.8%
Charles F. Dolan 2009 Family Trust FBO James L. Dolan (3)(4)(15)(17)(24) P.O. Box 420 Oyster Bay, NY 11771	Class A Common Stock	6,718	*	10.7%
	Class B Common Stock	1,046,565	15.2%
Charles F. Dolan 2009 Family Trust FBO Thomas C. Dolan (3)(4)(15)(17)(25) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock	6,718	*	6.7%
	Class B Common Stock	652,490	9.5%
Charles F. Dolan 2009 Family Trust FBO Marianne E. Dolan Weber (3)(4)(15)(17)(26) MLC Ventures LLC P.O. Box 1014 Yorktown Heights, NY 10598	Class A Common Stock	6,718	*	6.6%
	Class B Common Stock	646,426	9.4%

Name and Address	Title of Stock Class(1)	Beneficial Ownership	Percent of Class	Combined Voting Power of All Classes of Stock Beneficially Owned(1)(2)
Charles F. Dolan 2009 Family Trust FBO Deborah A. Dolan-Sweeney (3)(4)(15)(17)(27) P.O. Box 509 Oyster Bay, NY 11771	Class A Common Stock	6,718	*	5.8%
	Class B Common Stock	561,530	8.2%
Charles F. Dolan 2009 Family Trust FBO Kathleen M. Dolan (3)(4)(15)(17)(28) MLC Ventures LLC P.O. Box 1014 Yorktown Heights, NY 10598	Class A Common Stock	6,718	*	6.3%
	Class B Common Stock	614,590	9.0%
Ariel Investments, LLC (29) 200 E. Randolph Street, Suite 2900 Chicago, IL 60601	Class A Common Stock	4,982,899	17.2%	5.1%
	Class B Common Stock	—	—
The Vanguard Group (30) 100 Vanguard Blvd. Malvern, PA 19355	Class A Common Stock	2,880,348	10.0%	3.0%
	Class B Common Stock	—	—
Jericho Capital Asset Management L.P. (31) 510 Madison Avenue, 27th Floor New York, NY 10022	Class A Common Stock	2,436,214	8.4%	2.5%
	Class B Common Stock	—	—
BlackRock, Inc. (32) 50 Hudson Yards New York, NY 10055	Class A Common Stock	1,988,885	6.9%	2.0%
	Class B Common Stock	—	—
T. Rowe Price Associates, Inc. (33) 100 E. Pratt Street Baltimore, MD 21202	Class A Common Stock	1,717,858	5.9%	1.8%
	Class B Common Stock	—	—
Point72 Entities (34) 72 Cummings Point Road Stamford, CT 06902	Class A Common Stock	1,560,170	5.4%	1.6%
	Class B Common Stock	—	—
GAMCO Investors, Inc. (35) One Corporate Center Rye, NY 10580	Class A Common Stock	1,552,055	5.4%	1.6%
	Class B Common Stock	—	—
Dimensional Fund Advisors LP (36) 6300 Bee Cave Road, Building One Austin, TX 78746	Class A Common Stock	1,534,045	5.3%	1.6%
	Class B Common Stock	—	—
Citadel Entities (37) Southeast Financial Center 200 S. Biscayne Boulevard, Suite 3300 Miami, FL 33131	Class A Common Stock	1,506,957	5.2%	1.5%
	Class B Common Stock	—	—
______________
*Less than 1%.
(1)Beneficial ownership of a security consists of sole or shared voting power (including the power to vote or direct the vote) and/or sole or shared investment power (including the power to dispose or direct the disposition) with respect to the security through any contract, arrangement, understanding and relationship or otherwise. Unless indicated, beneficial ownership disclosed consists of sole voting and investment power. Beneficial ownership of Class A Common Stock is exclusive of the shares of Class A Common Stock that are issuable upon conversion of shares of

Class B Common Stock. Share ownership reflects rounding for share-based compensation in the aggregate, not by specific tranche or award.
(2)Shares of Class B Common Stock are convertible into shares of Class A Common Stock at the option of the holder on a share for share basis. The holder of one share of Class A Common Stock has one vote per share at a meeting of our stockholders and the holder of one share of Class B Common Stock has ten votes per share at a meeting of our stockholders, except in the separate elections of directors. Holders of Class A Common Stock have the right to elect 25% of our Board rounded up to the nearest whole director and the holders of Class B Common Stock have the right to elect the remaining members of our Board.
(3)Members of the Dolan family have formed a “group” for purposes of Section 13(d) of the Securities Exchange Act. The members of this group (the “Group Members”) are: Charles F. Dolan, individually and as co-trustee of the Charles F. Dolan 2009 Revocable Trust (the “CFD 2009 Trust”); James L. Dolan; Thomas C. Dolan; Kathleen M. Dolan, individually and as co-trustee of the Charles F. Dolan Children Trust FBO Kathleen M. Dolan, the Charles F. Dolan Children Trust FBO Deborah Dolan-Sweeney, the Charles F. Dolan Children Trust FBO Marianne Dolan Weber, the Charles F. Dolan Children Trust FBO Thomas C. Dolan and the Charles F. Dolan Children Trust FBO James L. Dolan (hereinafter collectively referred to as the “Dolan Children Trusts” and individually, a “Dolan Children Trust”) and as sole trustee of the Ryan Dolan 1989 Trust and Tara Dolan 1989 Trust; Marianne E. Dolan Weber; Deborah A. Dolan-Sweeney; the CFD 2009 Trust; the Dolan Children Trust FBO Kathleen M. Dolan; the Dolan Children Trust FBO Marianne Dolan Weber; the Dolan Children Trust FBO Deborah Dolan-Sweeney; the Dolan Children Trust FBO James L. Dolan; the Dolan Children Trust FBO Thomas C. Dolan; the Charles F. Dolan 2009 Family Trust FBO James L. Dolan; the Charles F. Dolan 2009 Family Trust FBO Thomas C. Dolan; the Charles F. Dolan 2009 Family Trust FBO Kathleen M. Dolan; the Charles F. Dolan 2009 Family Trust FBO Marianne E. Dolan Weber; the Charles F. Dolan 2009 Family Trust FBO Deborah A. Dolan-Sweeney; the Ryan Dolan 1989 Trust; and the Tara Dolan 1989 Trust. Individuals who are not Group Members but are trustees of trusts that are Group Members are Brian G. Sweeney, as co-trustee of the CFD 2009 Trust; Corby Dolan Leinauer, as co-trustee of the Charles F. Dolan 2009 Family Trust FBO Thomas C. Dolan, the Charles F. Dolan 2009 Family Trust FBO James L. Dolan, the Charles F. Dolan 2009 Family Trust FBO Marianne E. Dolan Weber, the Charles F. Dolan 2009 Family Trust FBO Kathleen M. Dolan and the Charles F. Dolan 2009 Family Trust FBO Deborah A. Dolan-Sweeney (collectively, the “2009 Family Trusts” and individually, a “2009 Family Trust”); Paul J. Dolan, as co-trustee of the Dolan Children Trust FBO Kathleen M. Dolan and the Dolan Children Trust FBO James L. Dolan; Matthew J. Dolan, as co-trustee of the Dolan Children Trust FBO Marianne Dolan Weber and the Dolan Children Trust FBO Thomas C. Dolan; and Mary S. Dolan, as co-trustee of the Dolan Children Trust FBO Deborah Dolan-Sweeney and each of the 2009 Family Trusts. The Group Members may be deemed to beneficially own an aggregate of (i) 1,962,386 shares of Class A Common Stock and (ii) 6,866,754 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof. Group Members in the aggregate may be deemed to have the shared power to vote or direct the vote of and to dispose of or direct the disposition of 6,866,754 shares of Class B Common Stock (representing all outstanding Class B Common Stock) and the equal number of shares of Class A Common Stock issuable upon conversion thereof by reason of the terms of an agreement among the group members. Individuals who are not Group Members but are trustees of trusts that are Group Members may be deemed to beneficially own 58,744 shares of Class A Common Stock that are not beneficially owned by Group Members.
(4)Charles F. Dolan may be deemed to have the shared power to vote or direct the vote of and to dispose of or direct the disposition of an aggregate of 286,264 shares of Class A Common Stock (including 55,386 shares of Class A Common Stock owned of record by the CFD 2009 Trust, for which he serves as co-trustee, 197,288 shares of Class A Common Stock owned of record by the Dolan Family Foundation and an aggregate of 33,590 shares of Class A Common Stock owned of record by the 2009 Family Trusts) and an aggregate of 3,863,285 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 341,684 shares of Class B Common Stock owned of record by the CFD 2009 Trust, for which he serves as co-trustee and an aggregate of 3,521,601 shares of Class B Common Stock owned of record by the 2009 Family Trusts). This includes an aggregate of 33,590 shares of Class A Common Stock and 3,521,601 shares of Class B Common Stock owned of record by the 2009 Family Trusts which Charles F. Dolan may be deemed to have the right to acquire because he has the right to substitute assets with each of the trusts, subject to the trustees’ reasonable satisfaction that the substitute assets received by the trust are of equal value to the trust property exchanged therefor. He disclaims beneficial ownership of an aggregate of 230,878 shares of Class A Common Stock (including 197,288 shares of Class A Common Stock owned of record by the Dolan Family Foundation and an aggregate of 33,590 shares of Class A Common Stock owned of record by the 2009 Family Trusts) and an aggregate of 3,521,601 shares of Class B Common Stock owned of record by the 2009 Family Trusts.
(5)Does not include unvested restricted stock units or unvested performance stock units (Converted PSUs) granted under the Employee Stock Plan or MSGN’s Employee Stock Plan, or the target amount of unvested performance-based stock options granted under the Employee Stock Plan (except for restricted stock units, performance stock units, and performance-based stock options subject to vesting within 60 days of the Reference Date). The excluded number of restricted stock units for the following individuals are: Messrs. James L. Dolan, 86,710 units; David F. Byrnes, 25,828; David Granville-Smith, 130,696 units; Gregory Brunner, 6,703 units; Ryan T. Dolan, 3,181 units; and Gautam Ranji, 8,086 units; and Mses. Jennifer Koester, 87,250; and Andrea Greenberg, 55,408 units. The excluded number of performance stock units (Converted PSUs) for the following individuals are: Messrs. James L. Dolan, 179,439 units; David F. Byrnes, 15,114; David Granville-Smith, 26,897 units; Gregory Brunner, 4,438 units; Ryan T. Dolan, 2,126 units; and Gautam Ranji, 14,515 units; and Mses. Jennifer Koester, 20,487; Andrea Greenberg, 52,108 units. The excluded number of target performance-based stock options for the following individuals are: Mr. James L. Dolan,3,024,492 options; and Ms. Jennifer Koester, 475,000 options.
(6)Does not include restricted stock units granted under the Director Stock Plan (including restricted stock units assumed by the Company in connection with the Merger in respect of existing MSG Networks awards that were granted under the MSG Networks Director Stock Plan to Messrs. Charles F. Dolan, Paul J. Dolan, Thomas C. Dolan, Joseph J. Lhota, Joel M. Litvin, Brian G. Sweeney, John L. Sykes and Ms. Kristin A. Dolan prior to the Merger). The excluded number of restricted stock units for each of the following individuals is: Messrs. Charles F. Dolan, 22,433 units; Charles P. Dolan, 12,801 units; Paul J. Dolan, 19,409 units; Quentin F. Dolan, 12,801 units; Thomas C. Dolan, 22,433 units; Joseph J. Lhota, 21,296 units; Joel M. Litvin, 17,730 units; Brian G. Sweeney, 22,433 units; John L. Sykes, 19,566 units; Vincent Tese, 12,801 units; Isiah L. Thomas III, 12,801 units; and Carl E. Vogel, 8,732 units; and Mses. Kristin A. Dolan, 16,861 units; and Marianne Dolan Weber, 12,801 units.
(7)James L. Dolan may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of an aggregate of 1,345,136 shares of Class A Common Stock (including 898,301 shares of Class A Common Stock owned of record personally, options owned of record personally to purchase 446,089 shares of Class A Common Stock that are exercisable within 60 days of the Reference Date and 746 shares of Class A Common Stock held as custodian for one or more minor children) and 224,636 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record personally and (b) the shared power to vote or direct the vote of and to dispose of or direct the disposition of an aggregate of 59,092 shares of Class A Common Stock (including 631 shares of Class A Common Stock owned jointly with his spouse, 14,119 shares of Class A Common Stock owned of record personally by his spouse and 44,342 shares of Class A Common Stock owned of record by the Dolan Children Trust for his benefit) and 916,156 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trust for his benefit. He disclaims beneficial ownership of an aggregate of 59,207 shares of Class A Common Stock (including 746 shares of Class A Common Stock held as custodian for one or more minor children, 14,119 shares of Class A common Stock owned of record personally by his spouse and 44,342 shares of Class A Common Stock owned of record by the Dolan Children Trust for his benefit) and 916,156 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trust for his benefit.
(8)Kristin A. Dolan may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 14,119 shares of Class A Common Stock owned of record personally and (b) the shared power to vote or direct the vote of and to dispose of or direct the disposition of an aggregate of 1,390,109 shares of Class A Common Stock (including 631 shares of Class A Common Stock owned jointly with her spouse, James L. Dolan, 898,301 shares of Class A Common Stock owned of record personally by her spouse, options held personally by her spouse to purchase 446,089 shares of Class A Common Stock that are exercisable within 60 days of the Reference Date, 746 shares of Class A Common Stock held by her spouse as custodian for one or more minor children and 44,342 shares of Class A Common Stock owned of record by the Dolan Children Trust for the benefit of her spouse) and an aggregate of 1,140,792 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 224,636 shares of Class B Common Stock owned of record personally by her spouse and 916,156 shares of Class B Common Stock owned by the Dolan Children Trust for the benefit of her spouse). She disclaims beneficial ownership of an aggregate of 1,389,478 shares of Class A Common Stock (including 898,301 shares of Class A Common Stock owned of record personally by her spouse, options held personally by her spouse to purchase 446,089 shares of Class A Common Stock that are exercisable within 60 days of the Reference Date, 746 shares of Class A Common Stock held by her spouse as custodian for one or more minor children and 44,342 shares of Class A Common Stock owned of record by the Dolan Children Trust for the benefit of her spouse) and an aggregate of 1,140,792 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 224,636 shares of Class B Common Stock owned of record personally by her spouse and 916,156 shares of Class B Common Stock owned of record by the Dolan Children Trust for the benefit of her spouse).

(9)Thomas C. Dolan may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 29,355 shares of Class A Common Stock owned of record personally and (b) the shared power to vote or direct the vote of and to dispose of or to direct the disposition of 20,156 shares of Class A Common Stock and 468,423 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trust for his benefit. He disclaims beneficial ownership of 20,156 shares of Class A Common Stock and 468,423 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trust for his benefit.
(10)Brian G. Sweeney may be deemed to have (a) the sole power to vote or direct the vote of and dispose or direct the disposition of 22,427 shares of Class A Common Stock owned of record personally and (b) the shared power to vote or direct the vote of and to dispose of or direct the disposition of an aggregate of 93,406 shares of Class A Common Stock (including 10,419 shares of Class A Common Stock owned personally by his spouse, Deborah A. Dolan-Sweeney, an aggregate of 3,414 shares of Class A Common Stock held in trusts for his children, for which he serves as trustee, 55,386 shares of Class A Common Stock owned of record by the CFD 2009 Trust, for which he serves as co-trustee, and 24,187 shares of Class A Common Stock owned by the Dolan Children Trust for the benefit of his spouse) and an aggregate of 806,076 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 464,392 shares of Class B Common Stock owned of record by the Dolan Children Trust for the benefit of his spouse and 341,684 shares of Class B Common Stock owned of record by the CFD 2009 Trust, for which he serves as co-trustee). He disclaims beneficial ownership of an aggregate of 93,406 shares of Class A Common Stock, (including 10,419 shares of Class A Common Stock owned personally by his spouse, 3,414 shares of Class A Common Stock held in trusts for his children, for which he serves as trustee, 55,386 shares of Class A Common Stock owned of record by the CFD 2009 Trust, for which he serves as co-trustee, and 24,187 shares of Class A Common Stock owned by the Dolan Children Trust for the benefit of his spouse) and an aggregate of 806,076 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 464,392 shares of Class B Common Stock owned of record by the Dolan Children Trust for the benefit of his spouse and 341,684 shares of Class B Common Stock owned of record by the CFD 2009 Trust, for which he serves as co-trustee).
(11)Paul J. Dolan may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of an aggregate of 46,607 shares of Class A Common Stock (including 398 shares of Class A Common Stock owned of record personally and 46,209 shares of Class A Common Stock owned of record by the CFD Trust No. 10, for which he serves as co-trustee) and (b) the shared power to vote or direct the vote of and to dispose of or direct the disposition of an aggregate of 68,529 shares of Class A Common Stock owned of record by the Dolan Children Trusts for the benefit of Kathleen M. Dolan and James L. Dolan, for which he serves as co-trustee, and an aggregate of 1,380,548 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trusts for the benefit of Kathleen M. Dolan and James L. Dolan, for which he serves as co-trustee. He disclaims beneficial ownership of an aggregate of 114,738 shares of Class A Common Stock (including 46,209 shares of Class A Common Stock owned of record by the CFD Trust No. 10, for which he serves as co-trustee, and an aggregate of 68,529 shares of Class A Common Stock owned of record by the Dolan Children Trusts for the benefit of Kathleen M. Dolan and James L. Dolan, for which he serves as co-trustee) and an aggregate of 1,380,548 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trusts for the benefit of Kathleen M. Dolan and James L. Dolan, for which he serves as co-trustee.
(12)Marianne Dolan Weber may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 11,606 shares of Class A Common Stock owned of record personally and (b) the shared power to vote or direct the vote of and to dispose of or direct the disposition of an aggregate of 73,508 shares of Class A Common Stock (including 49,321 shares of Class A Common Stock owned of record by the Heartfelt Wings Foundation Inc. and 24,187 shares of Class A Common Stock owned of record by the Dolan Children Trust for her benefit) and 450,152 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trust for her benefit. She disclaims beneficial ownership of an aggregate of 73,508 shares of Class A Common Stock (including 49,321 shares of Class A Common Stock owned of record by the Heartfelt Wings Foundation Inc. and 24,187 shares of Class A Common Stock owned of record by the Dolan Children Trust for her benefit) and 450,152 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trust for her benefit.
(13)Deborah A. Dolan-Sweeney may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 10,419 shares of Class A Common Stock owned of record personally and (b) the shared power to vote or direct the vote of and to dispose of or direct the disposition of an aggregate of 105,414 shares of

Class A Common Stock (including 22,427 shares of Class A Common Stock owned of record personally by her spouse, 3,414 shares of Class A Common Stock held by trusts for her children, for which her spouse serves as trustee, 55,386 shares of Class A Common Stock owned of record by the CFD 2009 Trust, for which her spouse serves as co-trustee, and 24,187 shares of Class A Common Stock owned of record by the Dolan Children Trust for her benefit) and an aggregate of 806,076 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 464,392 owned of record by the Dolan Children Trust for her benefit and 341,684 shares of Class B Common Stock owned of record by the CFD 2009 Trust, for which her spouse serves as co-trustee). She disclaims beneficial ownership of an aggregate of 105,414 shares of Class A Common Stock (including 22,427 shares of Class A Common Stock owned of record personally by her spouse, 3,414 shares of Class A Common Stock held by trusts for her children, for which her spouse serves as trustee, 55,386 shares of Class A Common Stock owned of record by the CFD 2009 Trust, for which her spouse serves as co-trustee, and 24,187 shares of Class A Common Stock owned of record by the Dolan Children Trust for her benefit) and an aggregate of 806,076 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 464,392 owned of record by the Dolan Children Trust for her benefit and 341,684 shares of Class B Common Stock owned of record by the CFD 2009 Trust, for which her spouse serves as co-trustee).
(14)Kathleen M. Dolan may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of an aggregate of 3,314 shares of Class A Common Stock (including 2,378 shares of Class A Common Stock owned of record personally and 936 shares of Class A Common Stock held as custodian for one or more minor children) and an aggregate of 15,318 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 7,659 shares of Class B Common Stock owned of record by the Ryan Dolan 1989 Trust and 7,659 shares of Class B Common Stock owned of record by the Tara Dolan 1989 Trust, for which she serves as sole trustee) and (b) the shared power to vote or direct the vote of and to dispose of or direct the disposition of an aggregate of 186,380 shares of Class A Common Stock (including 49,321 shares of Class A Common Stock owned of record by the Green Mountain Foundation Inc. and an aggregate of 137,059 shares of Class A Common Stock owned of record by the Dolan Children Trusts, for which she serves as co-trustee) and an aggregate of 2,763,515 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trusts, for which she serves as co-trustee. She disclaims beneficial ownership of an aggregate of 187,316 shares of Class A Common Stock (including 936 shares of Class A Common Stock held as custodian for one or more minor children, 49,321 shares of Class A Common Stock owned of record by the Green Mountain Foundation Inc. and an aggregate of 137,059 shares of Class A Common Stock owned of record by the Dolan Children Trusts, for which she serves as co-trustee) and an aggregate of 2,778,833 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 7,659 shares of Class B Common Stock owned of record by the Ryan Dolan 1989 Trust and 7,659 shares of Class B Common Stock owned of record by the Tara Dolan 1989 Trust, for which she serves as sole trustee, and 2,763,515 shares of Class B Common Stock owned of record by the Dolan Children Trusts, for which she serves as co-trustee).
(15)Mary S. Dolan may be deemed to have (a) the sole power to vote or direct the vote and to dispose of or direct the disposition of 3,453 shares of Class A Common Stock held as custodian for one or more minor children and (b) the shared power to vote or direct the vote of and to dispose of or direct the disposition of an aggregate of 63,416 shares of Class A Common Stock (including 3,947 shares of Class A Common Stock owned jointly with her spouse, 24,187 shares of Class A Common Stock owned of record by the Dolan Children Trust for the benefit of Deborah Dolan-Sweeney, for which she serves as co-trustee, an aggregate of 1,692 shares of Class A Common Stock (including 423 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Aidan J. Dolan, 423 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Quentin F. Dolan, 423 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Marianne Rose Weber and 423 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Kevyn A. Dolan, for which she serves as co-trustee) and an aggregate of 33,590 shares of Class A Common Stock owned of record by the 2009 Family Trusts, for which she serves as co-trustee) and an aggregate of 3,985,993 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 464,392 shares of Class B Common Stock owned of record by the Dolan Children Trust for the benefit of Deborah Dolan-Sweeney, for which she serves as co-trustee, and an aggregate of 3,521,601 shares of Class B Common Stock owned of record by the 2009 Family Trusts, for which she serves as co-trustee). She disclaims beneficial ownership of an aggregate of 62,922 shares of Class A Common Stock (including 3,453 shares of Class A Common Stock held as custodian for one or more minor children, 24,187 shares of Class A Common Stock owned of record by the Dolan Children Trust for the benefit of Deborah Dolan-Sweeney, for which she serves as co-trustee, an aggregate of 1,692 shares of Class A Common Stock (including 423 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Aidan J. Dolan, 423 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Quentin F. Dolan, 423 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Marianne Rose Weber and 423 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Kevyn A. Dolan, for which she serves as co-trustee) and an aggregate of 33,590 shares of Class A Common Stock owned of record by the 2009 Family Trusts, for which she serves as co-trustee) and an aggregate of 3,985,993 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 464,392 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trust for the benefit of Deborah A. Dolan-Sweeney, for which she serves as co-trustee, and an aggregate of 3,521,601 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the 2009 Family Trusts, for which she serves as co-trustee).
(16)Matthew J. Dolan may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of an aggregate of 1,206 shares of Class A Common Stock (including 619 shares of Class A Common Stock owned of record personally and 587 shares of Class A Common Stock held as custodian for one or more minor children) and (b) the shared power to vote or direct the vote of and to dispose of or direct the disposition of an aggregate of 45,151 shares of Class A Common Stock (including 480 shares of Class A Common Stock owned jointly with his spouse, 328 shares of Class A Common Stock held by his spouse as custodian for one or more minor children and an aggregate of 44,343 shares of Class A Common Stock owned of record by the Dolan Children Trusts for the benefit of Marianne Dolan Weber and Thomas C. Dolan, for which he serves as co-trustee) and an aggregate of 918,575 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trusts for the benefit of Marianne Dolan Weber and Thomas C. Dolan, for which he serves as co-trustee. He disclaims beneficial ownership of an aggregate of 45,258 shares of Class A Common Stock (including 587 shares of Class A Common Stock held as custodian for one or more minor children, 328 shares of Class A Common Stock held by his spouse as custodian for one or more minor children and an aggregate of 44,343 shares of Class A Common Stock owned of record by the Dolan Children Trusts for the benefit of Marianne Dolan Weber and Thomas C. Dolan, for which he serves as co-trustee) and an aggregate of 918,575 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trusts for the benefit of Marianne Dolan Weber and Thomas C. Dolan, for which he serves as co-trustee.
(17)Corby Dolan Leinauer may be deemed to have (a) the sole power to vote or direct the vote and to dispose of or direct the disposition of 192 shares of Class A Common Stock held as custodian for one or more minor children and (b) the shared power to vote or direct the vote of and to dispose of or direct the disposition of an aggregate of 36,121 shares of Class A Common Stock (including 154 shares of Class A Common Stock owned jointly with her spouse, 685 shares of Class A Common Stock owned of record by the Leinauer Family Education Trust, an aggregate of 1,692 shares of Class A Common Stock (including 423 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Aidan J. Dolan, 423 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Quentin F. Dolan, 423 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Marianne Rose Weber and 423 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Kevyn A. Dolan, for which she serves as co-trustee) and an aggregate of 33,590 shares of Class A Common Stock owned of record by the 2009 Family Trusts, for which she serves as co-trustee) and an aggregate of 3,521,601 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the 2009 Family Trusts, for which she serves as co-trustee. She disclaims beneficial ownership of an aggregate of 36,159 shares of Class A Common Stock (including 192 shares of Class A Common Stock held as custodian for one or more minor children, 685 shares of Class A Common Stock owned of record by the Leinauer Family Education Trust, an aggregate of 1,692 shares of Class A Common Stock (including 423 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Aidan J. Dolan, 423 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Quentin F. Dolan, 423 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Marianne Rose Weber and 423 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Kevyn A. Dolan, for which she serves as co-trustee) and an aggregate of 33,590 shares of Class A Common Stock owned of record by the 2009 Family Trusts, for which she serves as co-trustee) and an aggregate of 3,521,601 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the 2009 Family Trusts, for which she serves as co-trustee.
(18)Charles F. Dolan and Brian G. Sweeney are the trustees of the Charles F. Dolan 2009 Revocable Trust and have the shared power to vote and dispose of the shares held by the trust.
(19)Kathleen M. Dolan and Paul J. Dolan are the trustees of the Charles F. Dolan Children Trust FBO James L. Dolan and have the shared power to vote and dispose of the shares held by the trust.
(20)Kathleen M. Dolan and Matthew J. Dolan are the trustees of the Charles F. Dolan Children Trust FBO Thomas C. Dolan and have the shared power to vote and dispose of the shares held by the trust.

(21)Kathleen M. Dolan and Matthew J. Dolan are the trustees of the Charles F. Dolan Children Trust FBO Marianne Dolan Weber and have the shared power to vote and dispose of the shares held by the trust.
(22)Kathleen M. Dolan and Mary S. Dolan are the trustees of the Charles F. Dolan Children Trust FBO Deborah Dolan-Sweeney and have the shared power to vote and dispose of the shares held by the trust.
(23)Kathleen M. Dolan and Paul J. Dolan are the trustees of the Charles F. Dolan Children Trust FBO Kathleen M. Dolan and have the shared power to vote and dispose of the shares held by the trust.
(24)Corby Dolan Leinauer and Mary S. Dolan are the trustees of the Charles F. Dolan 2009 Family Trust FBO James L. Dolan and have the shared power to vote and dispose of the shares held by the trust.
(25)Corby Dolan Leinauer and Mary S. Dolan are the trustees of the Charles F. Dolan 2009 Family Trust FBO Thomas C. Dolan and have the shared power to vote and dispose of the shares held by the trust.
(26)Corby Dolan Leinauer and Mary S. Dolan are the trustees of the Charles F. Dolan 2009 Family Trust FBO Marianne E. Dolan Weber and have the shared power to vote and dispose of the shares held by the trust.
(27)Corby Dolan Leinauer and Mary S. Dolan are the trustees of the Charles F. Dolan 2009 Family Trust FBO Deborah A. Dolan-Sweeney and have the shared power to vote and dispose of the shares held by the trust.
(28)Corby Dolan Leinauer and Mary S. Dolan are the trustees of the Charles F. Dolan 2009 Family Trust FBO Kathleen M. Dolan and have the shared power to vote and dispose of the shares held by the trust.
(29)Based upon a Schedule 13G/A (Amendment No. 7) filed with the SEC on February 14, 2024, Ariel Investments, LLC (“Ariel”) beneficially owns 4,982,899 shares of Class A Common Stock. Ariel has sole voting power over 4,329,894 shares of Class A Common Stock and sole dispositive power over 4,982,899 shares of Class A Common Stock.
(30)Based upon a Schedule 13G/A (Amendment No. 4) filed with the SEC on June 10, 2024, The Vanguard Group, Inc. (“Vanguard”) beneficially owns 2,880,348 shares of Class A Common Stock. Vanguard has shared voting power over 18,540 shares of Class A Common Stock, sole dispositive power over 2,833,379 shares of Class A Common Stock and shared dispositive power over 46,969 shares of Class A Common Stock.
(31)Based upon a Schedule 13G filed with the SEC on February 14, 2024, Jericho Capital Asset Management L.P.and Josh Resnick, personally (together, “Jericho”), beneficially own 2,436,214 shares of Class A Common Stock. Jericho has shared voting and dispositive power over 2,436,214 shares of Class A Common Stock.
(32)Based upon a Schedule 13G/A (Amendment No. 2) filed with the SEC on January 26, 2024, BlackRock, Inc. (“BlackRock”) beneficially owns 1,988,885 shares of Class A Common Stock. BlackRock has sole voting power over 1,935,297 shares of Class A Common Stock and sole dispositive power over 1,988,885 shares of Class A Common Stock.
(33)Based upon a Schedule 13G filed with the SEC on February 14, 2024, T. Rowe Price Associates, Inc. (“T. Rowe Price”) beneficially owns 1,717,858 shares of Class A Common Stock. T. Rowe Price has sole voting power over 722,139 shares of Class A Common Stock and sole dispositive power over 1,717,858 shares of Class A Common Stock.
(34)Based upon a Schedule 13G filed with the SEC on June 24, 2024, Point72 Asset Management, L.P. (“Point72 HoldCo”), Point72 Capital Advisors, Inc. (“Point72 GP”) and Steven A. Cohen, personally (together, the “Point72 Entities”), beneficially own an aggregate of 1,560,170 shares of Class A Common Stock. The 1,560,170 shares of Class A Common Stock beneficially owned by the Point72 Entities include 1,560,170 shares of Class A Common Stock directly held by Point72 Associates L.L.C. (“Point72 Associates”), inclusive of 582,400 shares of Class A Common Stock issuable upon exercise of options held by Point72 Associates. Pursuant to an investment management agreement, each of Point72 HoldCo, Point72 GP and Steven A. Cohen have shared voting power over 1,560,170 shares of Class A Common Stock and shared dispositive power over 1,560,170 shares of Class A Common Stock (each total inclusive of the 582,400 shares of Class A Common Stock issuable upon exercise of the options).
(35)Amount reported in the table is based on information contained in separate Form 13Fs by GAMCO Investors, Inc. and Gabelli Funds, LLC, each filed with the SEC on August 13, 2024. Based upon a Schedule 13D filed with the SEC on April 27, 2020, Mario J. Gabelli, personally, and certain operating subsidiaries of GAMCO Investors, Inc. (collectively, “GAMCO”) beneficially own 1,044,793 shares of Class A Common Stock. Mario J. Gabelli, who directly or indirectly controls, or for which he acts as Chief Investment Officer of all the GAMCO filing entities, is deemed to have beneficial ownership of the shares of Class A Common Stock held by such entities. GAMCO Asset

Management Inc. has sole voting power over 608,706 shares of Class A Common Stock and sole dispositive power over 645,240 shares of Class A Common Stock. Gabelli Funds, LLC has sole voting and dispositive power over 392,633 shares of Class A Common Stock. Gabelli & Company Investment Advisers, Inc. (“GCIA”) has sole voting and dispositive power over 700 shares of Class A Common Stock. Gabelli Foundation Inc. has sole voting and dispositive power over 1,000 shares of Class A Common Stock. Mario J. Gabelli has sole voting and dispositive power over 1,720 shares of Class A Common Stock. MJG Associates, Inc. has sole voting and dispositive power over 2,500 shares of Class A Common Stock. GGCP, Inc. has sole voting and dispositive power over 1,000 shares of Class A Common Stock.
(36)Based upon a Schedule 13G filed with the SEC on February 9, 2024, Dimensional Fund Advisors LP (“Dimensional Fund”) beneficially owns 1,534,045 shares of Class A Common Stock. Dimensional Fund has sole voting power over 1,501,221 shares of Class A Common Stock and sole dispositive power over 1,534,045 shares of Class A Common Stock.
(37)Based upon a Schedule 13G filed with the SEC on July 22, 2024, Kenneth Griffin, personally, and certain Citadel entities, beneficially own an aggregate of 1,506,957 shares of Class A Common Stock. Each of Citadel Advisors LLC, Citadel Advisors Holdings LP and Citadel GP LLC has shared voting and dispositive power over 1,122,190 shares of Class A Common Stock. Each of Citadel Securities Group LP and Citadel Securities GP LLC has shared voting and dispositive power over 384,767 shares of Class A Common Stock. Citadel Securities LLC has shared voting and dispositive power over 381,477 shares of Class A Common Stock. Kenneth Griffin, who is the President and Chief Executive Officer of Citadel GP LLC and owns a controlling interest in Citadel GP LLC and Citadel Securities GP LLC, is deemed to have beneficial ownership of the shares of Class A Common Stock beneficially owned by such entities. Kenneth Griffin has shared voting and dispositive power over an aggregate of 1,506,957 shares of Class A Common Stock.
As a result of their ownership of all of the shares of Class B Common Stock, certain members of the Dolan family, including certain trusts for the benefit of members of the Dolan family (collectively, the “Dolan Family Group”), are able to collectively control stockholder decisions on matters on which holders of our Class A Common Stock and Class B Common Stock vote together as a single class, and to elect up to 75% of the Company’s Board. The members of the Dolan Family Group holding Class B Common Stock are parties to a Stockholders Agreement, which has the effect of causing the voting power of the holders of our Class B Common Stock to be cast as a block with respect to all matters to be voted on by holders of our Class B Common Stock. Under the Stockholders Agreement, the shares of Class B Common Stock owned by members of the Dolan Family Group (representing all of the outstanding Class B Common Stock) are to be voted on all matters in accordance with the determination of the Dolan Family Committee (as defined below), except that the decisions of the Dolan Family Committee are non-binding with respect to the Class B Common Stock owned by certain Dolan family trusts that collectively own approximately 40.5% of the outstanding Class B Common Stock (“Excluded Trusts”). The “Dolan Family Committee” consists of Charles F. Dolan and his six children, James L. Dolan, Thomas C. Dolan, Patrick F. Dolan, Kathleen M. Dolan, Marianne Dolan Weber and Deborah A. Dolan-Sweeney. The Dolan Family Committee generally acts by majority vote, except that approval of a going-private transaction must be approved by a two-thirds vote and approval of a change in control transaction must be approved by not less than all but one vote. The voting members of the Dolan Family Committee are James L. Dolan, Thomas C. Dolan, Kathleen M. Dolan, Deborah A. Dolan-Sweeney and Marianne Dolan Weber, with each member having one vote other than James L. Dolan, who has two votes. Because James L. Dolan has two votes, he has the ability to block Dolan Family Committee approval of any Company change in control transaction. Shares of Class B Common Stock owned by Excluded Trusts will on all matters be voted in accordance with the determination of the Excluded Trusts holding a majority of the Class B Common Stock held by all Excluded Trusts, except in the case of a vote on a going-private transaction or a change in control transaction, in which case a vote of trusts holding two-thirds of the Class B Common Stock owned by the Excluded Trusts is required.
Charles F. Dolan, all other holders of our Class B Common Stock (other than the Charles F. Dolan Children Trusts), certain trusts for the benefit of members of the Dolan family and the Company have entered into a registration rights agreement (the “Dolan Registration Rights Agreement”). Under this agreement, the Company will provide the parties to the Dolan Registration Rights Agreement (the “Dolan Parties”) (and, in certain cases, transferees and pledgees of shares of Class B Common Stock owned by these parties) with certain demand and piggy-back registration rights with respect to their shares of Class A Common Stock (including those issued upon conversion of shares of Class B Common Stock). As of the Reference Date, the Dolan Parties owned 4,103,239 shares of Class B Common Stock (the “Dolan Shares”), which represented approximately 59.8% of our Class B Common Stock as well as 1,825,327 shares of Class A Common Stock (inclusive of exercisable options), which represented approximately 6.2% of our Class A Common Stock. Such shares of Class B Common Stock and Class A Common Stock, collectively, represented approximately 16.4% of our Common Stock and 43.7% of the aggregate voting power of our Common Stock.
The Charles F. Dolan Children Trusts (the “Children Trusts”) and the Company have entered into a registration rights agreement (the “Children Trusts Registration Rights Agreement”). Under this agreement, the Company will provide the Children Trusts (and, in certain cases, transferees and pledgees of shares of Class B Common Stock owned by these parties) with certain demand and piggy-back registration rights with respect to their shares of Class A Common Stock (including those issued upon conversion of shares of Class B Common Stock). As of the Reference Date, the Children Trusts owned approximately 2,763,515 shares of Class B Common Stock (the “Children Trust Shares”), which represented 40.2% of our Class B Common Stock, as well as 137,059 shares of Class A Common Stock, which represented 0.5% of our Class A Common Stock. Such shares of Class B Common Stock and Class A Common Stock, collectively, represented approximately 8.1% of our Common Stock and 28.5% of the aggregate voting power of our Common Stock.
In the Children Trusts Registration Rights Agreement, each Children Trust has agreed that in the case of any sale or disposition of its shares of Class B Common Stock (other than to Charles F. Dolan or other Dolan family interests) by such Children Trust, or of any of the Children Trust Shares by any other Dolan family interest to which such shares of Class B Common Stock are transferred, such shares will be converted into shares of Class A Common Stock. The Dolan Registration Rights Agreement does not include a comparable conversion obligation, and the conversion obligation in the Children Trusts Registration Rights Agreement does not apply to any other shares of Class B Common Stock (including the Dolan Shares).
The Dolan Registration Rights Agreement and the Children Trusts Registration Rights Agreement are included as exhibits to our 2024 Form 10-K, and the foregoing discussion of those agreements is qualified in its entirety by reference to those agreements as filed.
OTHER MATTERS

STOCKHOLDER PROPOSALS FOR 2025 ANNUAL MEETING
As previously disclosed, we are changing our fiscal year end from June 30 to December 31, following a six-month transition period from July 1, 2024 to December 31, 2024. As a result, our 2025 annual meeting will be accelerated in connection with the new fiscal year end and is anticipated to be held on June 4, 2025. As a result of the date of the 2025 annual meeting being more than 30 days earlier than the anniversary date of this annual meeting, in accordance with Rule 14a-8 of the Exchange Act, stockholders wishing to present proposals at our 2025 annual meeting and have those proposals included in the proxy materials to be distributed by us in connection with our 2025 annual meeting must submit their proposals to Sphere Entertainment Co., Corporate Secretary, Two Pennsylvania Plaza, New York, NY 10121 on or before February 28, 2025. Any such proposal must meet the requirements set forth in the rules and regulations of the SEC, including Rule 14a-8, in order for such proposal to be eligible for inclusion in our 2025 proxy statement.
In accordance with our Amended By-laws, in order for proposals, including stockholder director nominations for election, to be properly brought before the 2025 annual meeting, notice of any proposal to be presented by any stockholder must be delivered to Sphere Entertainment Co., Corporate Secretary, Two Pennsylvania Plaza, New York, NY 10121, not less than 60 nor more than 90 days prior to the date of the annual meeting. If, however, the date of the meeting is publicly announced or disclosed less than 70 days prior to the date of the meeting, such notice must be given not more than ten days after such date is first announced or disclosed. Any stockholder who gives notice of any such proposal shall deliver the text of the proposal to be presented and a brief written statement of the reasons why such stockholder favors the proposal and set forth the stockholder’s name and address, the number and class of all shares of each class of stock of the Company beneficially owned by the stockholder, any material interest of such stockholder in the proposal (other than as a stockholder) and any additional information required under the rules of the SEC. Any stockholder desiring to nominate any person for election as a director of the Company shall deliver with such notice a statement in writing setting forth the name of the person to be nominated, the number and class of all shares of each class of stock of the Company beneficially owned by such person, the information regarding such person required by Item 401 of Regulation S-K adopted by the SEC (or the corresponding provisions of any regulation subsequently adopted by the SEC applicable to the Company), such person’s signed consent to serve as a director of the Company if elected, such stockholder’s name and address, the number and class of all shares of each class of stock of the Company beneficially owned by the stockholder and any additional information required under the rules of the SEC.
In addition to satisfying the foregoing requirements under our Amended By-Laws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees for the 2025 annual meeting must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 7, 2025. The advance notice requirement under Rule 14a-19 does not override or supersede the longer advance notice requirement under our Amended By-Laws.

ADVANCE NOTICE OF PROXY HOLDERS AND QUALIFIED REPRESENTATIVES
Our stockholders must provide advance written notice to the Company if they intend to have any legal proxy (other than the persons appointed as proxies on the Company’s proxy card) or qualified representative attend the annual meeting on their behalf. The notice must include the name and address of the legal proxy or qualified representative and must be received by 5:00 p.m. Eastern Time on November 29, 2024. Notices should be directed to Sphere Entertainment Co., Attention: Corporate Secretary, Two Pennsylvania Plaza, New York, NY 10121.

2024 FORM 10-K
A copy of our 2024 Form 10-K, as filed with the SEC, will be sent to any stockholder, without charge, by regular mail or by email upon written request addressed to Sphere Entertainment Co., Attention:
Corporate Secretary, Two Pennsylvania Plaza, New York, NY 10121.
You also may obtain our 2024 Form 10-K at the SEC’s website, www.sec.gov, or at www.sphereentertainmentco.com by clicking on “Investors,” then “Financials” and following the link from our “SEC Filings” page.

Mark C. Cresitello
Secretary
New York, New York
October 24, 2024

ANNEX A — RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
The Company believes that presenting Adjusted Operating Income (“AOI”), a non-U.S. GAAP financial measure, is meaningful, as it reflects metrics considered by the Compensation Committee in making its compensation determinations. The Company defines adjusted operating income (loss), which is a non-GAAP financial measure, as operating income (loss) before (i) depreciation, amortization and impairments of property and equipment, goodwill and intangible assets, (ii) amortization for capitalized cloud computing arrangement costs, (iii) share-based compensation expense, (iv) restructuring charges or credits, (v) merger and acquisition-related costs, net of insurance recoveries, (vi) gains or losses on sales or dispositions of businesses and associated settlements, (vii) the impact of purchase accounting adjustments related to business acquisitions, and (viii) gains and losses related to the remeasurement of liabilities under the Company’s Executive Deferred Compensation Plan. The Company believes that given the length of the arena license agreements and resulting magnitude of the difference in leasing revenue recognized and cash revenue received, the exclusion of non-cash leasing revenue provides investors with a clearer picture of the Company’s operating performance. The Company believes that the exclusion of share-based compensation expense or benefit allows investors to better track the performance of our business without regard to the settlement of an obligation that is not expected to be made in cash. The Company eliminates merger and acquisition-related costs, when applicable, because the Company does not consider such costs to be indicative of the ongoing operating performance of the Company as they result from an event that is of a non-recurring nature, thereby enhancing comparability. In addition, management believes that the exclusion of gains and losses related to the remeasurement of liabilities under the Company’s Executive Deferred Compensation Plan, provides investors with a clearer picture of the Company’s operating performance given that, in accordance with U.S. generally accepted accounting principles (“GAAP”), gains and losses related to the remeasurement of liabilities under the Company’s Executive Deferred Compensation Plan are recognized in Operating income (loss) whereas gains and losses related to the remeasurement of the assets under the Company’s Executive Deferred Compensation Plan, which are equal to and therefore fully offset the gains and losses related to the remeasurement of liabilities, are recognized in Other income (expense), net, which is not reflected in Operating income (loss).
The Company believes adjusted operating income (loss) is an appropriate measure for evaluating the operating performance of our business segments and the Company on a consolidated basis. Adjusted operating income (loss) and similar measures with similar titles are common performance measures used by investors and analysts to analyze our performance. Internally, the Company uses revenues and adjusted operating income (loss) as the most important indicators of our business performance, and evaluates management’s effectiveness with specific reference to these indicators. Adjusted operating income (loss) should be viewed as a supplement to and not a substitute for operating income (loss), net income (loss), cash flows from operating activities, and other measures of performance and/or liquidity presented in accordance with GAAP. Since adjusted operating income (loss) is not a measure of performance calculated in accordance with GAAP, this measure may not be comparable to similar measures with similar titles used by other companies.
All dollar amounts included in this Annex A are represented in thousands, except as otherwise noted. The following is a reconciliation of operating income (loss) (GAAP) to adjusted operating income (loss) (non-GAAP) for each of the fiscal years ended June 30, 2024, 2023 and 2022 as disclosed in our Annual Report on Form 10-K for the relevant fiscal year. See each of our Annual Reports on Form 10-K for the fiscal year ended June 30, 2024, June 30, 2023 and June 30, 2022 for additional information. The MSGE Distribution and Tao Group Hospitality both qualified for discontinued operations presentation under GAAP during Fiscal Year 2023. As such, the Company’s Fiscal Year 2023 results exclude the operations of each disposed business.

Year Ended June 30, 2024 ($)
Operating loss	(341,241)
Share-based compensation	46,844
Depreciation and amortization	256,494
Restructuring charges	9,486
Impairment and other losses, net	121,473
Merger and acquisition related costs, net of insurance recoveries	(12,718)
Amortization for capitalized cloud computing costs	87
Remeasurement of deferred compensation plan liabilities	306
Adjusted operating income	80,731

Year Ended June 30, 2023 ($)
Operating loss	(273,042)
Share-based compensation(a)	42,607
Depreciation and amortization	30,716
Restructuring charges	27,924
Impairment and other gains, net	(6,120)
Merger and acquisition related costs	55,047
Amortization for capitalized cloud computing costs	161
Remeasurement of deferred compensation plan liabilities	187
Adjusted operating loss	(122,520)
_______________
(a)For periods through the MSGE Distribution, share-based compensation includes expenses related to corporate employees that the Company does not expect to incur in future periods, but which do not meet the criteria for inclusion in discontinued operations.

Year Ended June 30, 2022 ($)
Operating loss	(102,697)
Non-cash portion of arena license fees from MSGS	(27,754)
Share-based compensation expense	72,552
Depreciation and amortization(a)	124,629
Restructuring charges	14,690
Impairment and other gains, net	(3,045)
Merger and acquisition related costs, including litigation	48,764
Amortization for capitalized cloud computing costs	271
Other purchase accounting adjustments	6,099
Remeasurement of deferred compensation plan liabilities	46
Adjusted operating income	133,555
_______________
(a)Depreciation and amortization included a purchase accounting adjustment of $12,037 for the fiscal year ended June 30, 2022.

ANNEX B — 2020 EMPLOYEE STOCK PLAN AS AMENDED
THROUGH DECEMBER 9, 2024
1.Purpose. The purpose of the 2020 Employee Stock Plan, as amended, is to compensate eligible service providers of the Company and its Affiliates who are and have been largely responsible for the management and growth of the business of the Company and its Affiliates and to advance the interest of the Company by encouraging and enabling the acquisition of a personal proprietary interest in the Company by such service providers upon whose judgment and keen interest the Company and its Affiliates are largely dependent for the successful conduct of their operations. It is anticipated that such compensation and the acquisition of such proprietary interest in the Company will stimulate the efforts of such service providers on behalf of the Company and its Affiliates, and strengthen their desire to remain with the Company and its Affiliates. It is also expected that such compensation and the opportunity to acquire such a proprietary interest will enable the Company and its Affiliates to attract and retain desirable personnel.
2.Definitions. When used in this Plan, unless the context otherwise requires:
(a)“Affiliate” shall mean (i) any Entity controlling, controlled by, or under common control with the Company or any other Affiliate and (ii) any Entity in which the Company owns at least five percent of the outstanding equity interest of such Entity.
(b)“Award” shall mean an Option, Right, Restricted Share or Restricted Stock Unit or other equity based award which is granted or made under the Plan.
(c)“Award Agreement” shall mean an agreement which may be entered into by a Participant under the Plan and the Company, setting forth the terms and provisions applicable to Awards granted to such Participant.
(d)“Board of Directors” shall mean the Board of Directors of the Company, as constituted at any time.
(e)“Committee” shall mean the Compensation Committee of the Board of Directors, as described in Section 3.
(f)“Company” shall mean Sphere Entertainment Co. (formerly known as Madison Square Garden Entertainment Corp. and MSG Entertainment Spinco, Inc.), a Delaware corporation.
(g)“Consent” shall mean (i) any listing, registration or qualification requirement in respect of an Award or Share with respect to any securities exchange or under any federal, state or local law, rule or regulation, (ii) any and all written agreements and representations by the Participant with respect to the disposition of Shares, or with respect to any other matter, which the Committee may deem necessary or desirable to comply with the terms of any such listing, registration or qualification requirement or to obtain an exemption therefrom, (iii) any and all other consents, clearances and approvals in respect of an action under the Plan by any governmental or other regulatory body or any stock exchange or self-regulatory agency, (iv) any and all consents by the Participant to (A) the Company’s supplying to any third party recordkeeper of the Plan such personal information as the Committee deems advisable to administer the Plan and (B) the Company’s imposing sales and transfer procedures and restrictions on Shares delivered under the Plan and (v) any and all other consents or authorizations required to comply with, or required to be obtained under law.
(h)“Entity” shall mean any business, corporation, partnership, limited liability company or other entity.
(i)“Fair Market Value” on a specified date shall mean the closing price for a Share on the stock exchange, if any, on which such Shares are primarily traded, but if no Shares were traded on such date, the average of the bid and asked closing prices at which one Share is traded on the over-the-counter market, as reported on the New York Stock Exchange or any other stock exchange on which the Shares may be traded, or, if none of the above is applicable, the value of a Share as established by the Committee for such date using any reasonable method of valuation.
(j)“GAAP” shall mean accounting principles generally accepted in the United States of America.

(k)“Internal Revenue Code” shall mean the Internal Revenue Code of 1986, as amended.
(l)“Options” shall mean the stock options granted pursuant to Section 6 hereof.
(m)“Participant” shall mean any current or former service provider to the Company or any Affiliate who holds an outstanding Award granted under the Plan.
(n)“Performance Criteria” shall mean a goal or goals established by the Committee and measured over a period or periods selected by the Committee, such goal(s) to constitute a requirement that must be met in connection with the vesting, exercise and/or payment of an Award under the Plan as specified by the Committee.
(o)“Plan” shall mean this 2020 Employee Stock Plan, as amended from time to time.
(p)“Restricted Period” shall mean the period of time during which Restrictions shall apply to a Restricted Share, as determined by the Committee pursuant to Section 9 hereof.
(q)“Restricted Shares” shall mean the Shares awarded pursuant to Section 9 hereof that are subject to restrictions upon their sale, assignment, transfer, pledge or other disposal or encumbrance as determined by the Committee.
(r)“Restricted Stock Units” shall mean awards made pursuant to Section 10 hereof, each such unit representing an unfunded and unsecured promise to deliver a Share (or cash or other property equal in value to the Share).
(s)“Restrictions” shall mean the restrictions upon sale, assignment, transfer, pledge or other disposal or encumbrance on a Restricted Share as determined by the Committee in respect of an Award of a Restricted Share pursuant to Section 9 hereof.
(t)“Rights” shall mean stock appreciation rights granted pursuant to Section 7 of the Plan.
(u)“Share” shall mean a share of Class A Common Stock, par value $0.01 per share of the Company.
(v)“Subsidiary” shall mean any “subsidiary corporation,” as defined in Section 424(f) of the Internal Revenue Code.
3.Administration. (a) The Plan shall be administered by the Committee, which shall consist of at least two members of the Board of Directors who shall be appointed by, and shall serve at the pleasure of, the Board of Directors. Except as otherwise determined by the Board of Directors, the members of the Committee shall be “non-employee directors”, as defined in Rule 16b-3 of the Securities Exchange Act of 1934 (the “Exchange Act”); provided, however, that the failure of the Committee to be so comprised shall not cause any Award to be invalid. The Committee may delegate any of its powers under the Plan to a subcommittee of the Committee (which hereinafter shall also be referred to as the Committee). The Committee may also delegate to any person who is not a member of the Committee or to any administrative group within the Company, any of its powers, responsibilities or duties. In delegating its authority, the Committee shall consider the extent to which any delegation may fail to meet the requirements of Rule 16(b)-3(d)(1) or Rule 16(b)-3(e) under the Exchange Act.
(b)The Committee shall have full authority, subject to the terms of the Plan (including Section 19), to (a) exercise all of the powers granted to it under the Plan, (b) construe, interpret and implement the Plan and all Awards and Award Agreements, (c) prescribe, amend and rescind rules and regulations relating to the Plan, including rules governing its own operations, (d) make all determinations necessary or advisable in administering the Plan, (e) correct any defect, supply any omission and reconcile any inconsistency in the Plan, (f) amend the Plan, (g) grant Awards and determine who shall receive Awards and the terms and conditions of such Awards, including, but not limited to, conditioning the exercise, vesting, payout or other term or condition of an Award on the achievement of Performance Criteria, (h) amend any outstanding Award in any respect, including, without limitation, to (1) accelerate the time or times at which the Award becomes vested or unrestricted or may be exercised or at which Shares are delivered under the Award (and, without limitation on the Committee’s rights, in connection with such acceleration, the Committee may provide that any Shares delivered pursuant to such Award shall be Restricted Shares, which are subject to vesting, transfer, forfeiture or repayment provisions similar to those in the Participant’s underlying Award) or (2) waive or amend any goals, restrictions, conditions or

Performance Criteria applicable to such Award, or impose new goals or restrictions and (i) determine at any time whether, to what extent and under what circumstances and method or methods (1) Awards may be (A) settled in cash, Shares, other securities, other Awards or other property, (B) exercised or (C) canceled, forfeited or suspended or (2) Shares, other securities, cash, other Awards or other property and other amounts payable with respect to an Award may be deferred either automatically or at the election of the participant or of the Committee. The enumeration of the foregoing powers is not intended and should not be construed to limit in any way the authority of the Committee under the Plan which is intended, to the fullest extent permitted by law, to be plenary. The Plan, and all such rules, regulations, determinations and interpretations, shall be binding and conclusive upon the Company, its stockholders and all Participants, and upon their respective legal representatives, heirs, beneficiaries, successors and assigns and upon all other persons claiming under or through any of them.
(c)No member of the Board of Directors or the Committee or any employee of the Company or any of its Affiliates (each such person a “Covered Person”) shall have any liability to any person (including, without limitation, any Participant) for any action taken or omitted to be taken or any determination made in good faith with respect to the Plan or any Award. Each Covered Person shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense (including attorneys’ fees) that may be imposed upon or incurred by such Covered Person in connection with or resulting from any action, suit or proceeding to which such Covered Person may be a party or in which such Covered Person may be involved by reason of any action taken or omitted to be taken under the Plan and against and from any and all amounts paid by such Covered Person, with the Company’s approval, in settlement thereof, or paid by such Covered Person in satisfaction of any judgment in any such action, suit or proceeding against such Covered Person; provided that, the Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding and, once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of the Company’s choice. The foregoing right of indemnification shall not be available to a Covered Person to the extent that a court of competent jurisdiction in a final judgment or other final adjudication, in either case, not subject to further appeal, determines that the acts or omissions of such Covered Person giving rise to the indemnification claim resulted from such Covered Person’s bad faith, fraud or willful criminal act or omission. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which Covered Persons may be entitled under the Company’s Certificate of Incorporation or by-laws, as a matter of law, by agreement or otherwise, or any other power that the Company may have to indemnify such persons or hold them harmless.
4.Participants. Except as hereinafter provided, all employees and other service providers of the Company and its Affiliates who are eligible under General Instruction A.1(a) to Form S-8, excluding any member of the Board of Directors who is not a current employee of the Company or its subsidiaries, shall be eligible to receive Awards under the Plan, except that Options that are intended to qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code shall be granted only to employees of the Company or a Subsidiary. Nothing herein contained shall be construed to prevent the making of one or more Awards at the same or different times to the same individual.
5.Share Limitations.
(a)Effective December 9, 2024, the Committee may make Awards under this Plan for up to an aggregate number of 11,600,000 Shares, inclusive of Shares underlying Awards granted prior to such effective date (that have not become available for grant again pursuant to this Section 5(a)) and Shares remaining available for grant immediately prior to such effective date, which may be either treasury Shares or authorized but unissued Shares. To the extent that (i) an Award shall be paid, settled or exchanged or shall expire, lapse, terminate or be cancelled for any reason, in whole or in part, without the issuance of Shares, (ii) any Shares under an Award are not issued because of payment or withholding obligations or (iii) Restricted Shares shall revert back to the Company prior to the lapse of the Restrictions or be applied by the Company for purposes of tax withholding obligations, then the Committee may also grant Awards with respect to such Shares or Restricted Shares. Awards payable only in cash or property other than Shares shall not reduce the aggregate remaining number of Shares with respect to which Awards may be made under the Plan and Shares relating to any other Awards that are settled in cash or property other than Shares, when settled, shall be added back to the aggregate remaining number of Shares with respect to which Awards may be made under the Plan. The maximum number of Shares that may be issued under the Plan shall be adjusted by the Committee as appropriate to account for the events provided for in Section 12 hereof. Any Shares with respect to which the Company becomes obligated to make Awards through the assumption of, or in substitution for, outstanding awards previously granted by an acquired entity, shall not count against the Shares available to be delivered pursuant to Awards under this Plan.
(b)In no event shall any Participant be granted Awards during any one (1) calendar year for, or that relate to, an aggregate number of Shares exceeding 2,000,000. The maximum number of Shares underlying Awards that may be granted to an individual in any one (1) calendar year under the Plan shall be adjusted by the Committee as appropriate to account for the events provided for in Section 12 hereof.
6.Options. Options granted under the Plan shall be either incentive stock options, within the meaning of Section 422 of the Internal Revenue Code, or non-qualified options, as determined by the Committee in its sole discretion.
(a)Terms and Conditions. The form, terms and conditions of each Option shall be determined by the Committee and shall be set forth in an Award Agreement. Such terms and conditions may include, without limitation, provisions relating to the vesting and exercisability of such Options as well as the conditions or circumstances upon which such Options may be accelerated, extended, forfeited or otherwise modified. The Committee may, in its sole discretion, establish one or more conditions to the vesting or exercise of an Option including, without limitation, conditions the satisfaction of which are measured by Performance Criteria; provided that, if such Option is designated as an incentive stock option, then such condition or conditions shall not be inconsistent with Section 422 of the Internal Revenue Code. Unless the Award Agreement specifies that the Option is an incentive stock option, it shall be a non-qualified stock option. All or any part of any Options granted to any
Participant may be made exercisable upon the occurrence of such special circumstances or events as determined in the sole discretion of the Committee.
(b)Exercise Price for Options. The exercise price per Share of the Shares to be purchased pursuant to any Option shall be fixed by the Committee at the time an Option is granted, but in no event shall it be less than the Fair Market Value of a Share on the day on which the Option is granted, except for Options granted pursuant to the Distribution in connection with outstanding MSG Sports stock options granted prior to the Distribution. Such exercise price shall thereafter be subject to adjustment as required by the Award Agreement relating to each Option or Section 12 hereof.
(c)Duration of Options. The duration of any Option granted under this Plan shall be for a period fixed by the Committee but shall, except as described in the next sentence, in no event be more than ten (10) years. Notwithstanding the foregoing, an Award Agreement may provide that, in the event the Participant dies while the Option is outstanding, the Option will remain outstanding until the first anniversary of the Participant’s date of death, and whether or not such first anniversary occurs prior to or following the expiration of ten (10) years from the date the Option was granted.
(d)Incentive Stock Options Granted to Ten Percent Stockholders. To the extent required by Section 422 of the Internal Revenue Code, no Option which is intended to qualify as an incentive stock option shall be granted under this Plan to any employee who, at the time the Option is granted, owns, or is considered owning, within the meaning of Section 422 of the Internal Revenue Code, shares possessing more than ten percent (10%) of the total combined voting power or value of all classes of stock of the Company or any Subsidiary, unless the exercise price under such Option is at least one hundred and ten percent (110%) of the Fair Market Value of a Share on the date such Option is granted and the duration of such option is no more than five (5) years.
(e)Initial Exercisability Limitation. The aggregate Fair Market Value (determined at the time that an Option is granted) of the Shares with respect to incentive stock options granted in any calendar year under all stock option plans of the Company or any corporation which (at the time of the granting of such incentive stock option) was a parent or Subsidiary of the Company, or of any predecessor corporation of any such corporation, which are exercisable for the first time by a Participant during any calendar year shall not exceed $100,000, or, if different, the maximum allowed under Section 422 of the Internal Revenue Code.
(f)Settlement of an Option. When an Option is exercised pursuant to Section 8 hereof, the Committee, in its sole discretion, may elect, in lieu of issuing Shares pursuant to the terms of the Option, to settle the Option by paying the Participant an amount equal to the product obtained by multiplying (i) the excess of the Fair Market Value of one Share on the date the Option is exercised over the exercise price of the Option (the “Option Spread”) by (ii) the number of Shares with respect to which the Option is exercised. The amount payable to the Participant in these circumstances shall be paid by the Company either in cash or in Shares having a Fair Market Value equal to the Option Spread, or a combination thereof, as the Committee shall determine at the time the Option is exercised or at the time the Option is granted.
7.Rights. The Committee may grant to eligible service providers the right to receive such number of Rights, as determined by the Committee in its sole discretion.
(a)Terms and Conditions. The form, terms and conditions of each Right shall be determined by the Committee and shall be set forth in an Award Agreement. Such terms and conditions may include, without limitation, provisions relating to the vesting and exercisability of such Rights as well as the conditions or circumstances upon which such Rights may be accelerated, extended, forfeited or otherwise modified. The Committee may, in its sole discretion, establish one or more conditions to the vesting or exercise of a Right including, without limitation, conditions the satisfaction of which are measured by Performance Criteria. All or any part of any outstanding Rights granted to any Participant may be made exercisable upon the occurrence of such special circumstances or events as determined in the sole discretion of the Committee.
(b)Exercise Price for Rights. The exercise price of each Right shall be fixed by the Committee at the time a Right is granted, but in no event shall it be less than the Fair Market Value of a Share on the day on which the Right is granted. Such exercise price shall thereafter be subject to adjustment as required by the Award Agreement relating to each Right or Section 12 hereof.
(c)Duration of Rights. The duration of any Right granted under this Plan shall be for a period fixed by the Committee but shall, except as described in the next sentence, in no event be more than ten (10) years. Notwithstanding the foregoing, an Award Agreement may provide that, in the event the Participant dies while the Right is outstanding, the Right will remain outstanding until the first anniversary of the Participant’s date of death, and whether or not such first anniversary occurs prior to or following the expiration of ten (10) years from the date the Right was granted.
(d)Settlement of Rights. Upon the exercise of any Rights, the Participant shall be entitled to receive from the Company an amount equal to the product obtained by multiplying (i) the excess of the Fair Market Value of one Share on the date the Rights are exercised over the exercise price of the related Right by (ii) the number of Shares to which such Rights are related. Such amount shall be paid in cash, in Shares having a Fair Market Value equal to such amount, or a combination of cash and Shares, as the Committee shall determine at the time the Right is exercised or at the time the Right is granted.
8.Exercise of Options and Rights.
(a)An Option or Right shall be exercised by the delivery to any person who has been designated by the Company for the purpose of receiving the same, of a written notice duly signed by the Participant (or the representative of the estate or the heirs of a deceased Participant) to such effect (or electronic notice in a manner, if any, previously approved by the Company). Unless the Company chooses to settle an Option in cash, Shares or a combination thereof pursuant to Section 6(f) hereof, the Participant shall be required to deliver to the Company, within five (5) days of the delivery of the notice described above, either cash, a check payable to the order of the Company, Shares duly endorsed over to the Company (which Shares shall be valued at their Fair Market Value as of the date preceding the day of such exercise) or any combination of such methods of payment, which together amount to the full exercise price of the Shares purchased pursuant to the exercise of the Option. Notwithstanding the preceding sentence, the Company may establish an electronic exercise program with a broker and the Company and the Participant may agree upon any other reasonable manner of providing for payment of the exercise price of the Option.
(b)Except to the extent the Committee chooses to settle any Option or Right in cash pursuant to Section 6(f) or 7(d) hereof, within a reasonable time after exercise of an Option or Right the Company shall either issue to the Participant a certificate representing the Shares purchased pursuant to the exercise of the Option or Right or credit the number of such Shares to a book-entry account. To the extent the Committee chooses to settle any Option or Right in cash pursuant to Section 6(f) or 7(d), within a reasonable time after exercise of an Option or Right the Company shall cause to be delivered to the person entitled thereto a payment for the amount payable pursuant to the exercise of the Option or Right.
9.Restricted Shares. The Committee may grant to eligible service providers the right to receive such number of Restricted Shares, as determined by the Committee in its sole discretion.
(a)Issuance; Terms and Conditions. The form, terms and conditions of each Restricted Share shall be determined by the Committee and shall be set forth in an Award Agreement. Such terms and conditions may include, without limitation, the Restrictions upon such Restricted Shares, the dates as of which Restrictions upon such Restricted Shares will cease, and the conditions or circumstances upon which such Restricted Shares will be forfeited or otherwise modified. The Committee may, in its sole discretion, establish one or more Restrictions to the vesting of a Restricted Share that relate to the satisfaction of Performance Criteria.
(b)Payment of Par Value. To the extent a Participant is required by law to pay to the Company the par value of a Restricted Share, such Participant shall have forty-five (45) business days from the date of such grant to pay to the Company, in cash or by check, an amount equal to the par value of a Share multiplied by the number of Shares or Restricted Shares which have been granted to such Participant by the Committee. In such instances, if the Participant fails to make payment to the Company for such Shares or Restricted Shares within forty-five (45)
business days of the grant thereof, the Company shall withhold, or shall cause to be withheld, the amount of such payment from compensation otherwise due the Participant from the Company or any Affiliate. Unless the Committee determines otherwise, a Participant’s prior service with the Company or any of its Affiliates shall be deemed sufficient consideration for such Restricted Shares and no payment therefore (including, without limitation, for the par value of the Restricted Shares) shall be due from the Participant. Subject to the provisions of Section 15 hereof, the Committee, in its sole discretion, shall either issue to the Participant a certificate representing such Restricted Shares or credit the number of such Restricted Shares to a book-entry account upon the payment due, if any, pursuant to this paragraph.
(c)Restriction on Shares. In no event shall a Restricted Share be sold, assigned, transferred, pledged or otherwise disposed of or encumbered until the expiration of the Restricted Period which relates to such Restricted Share. All or any part of any outstanding Restricted Shares granted to any Participant may be vested in full and the Restrictions thereon shall lapse upon the occurrence of such special circumstances or events as determined in the sole discretion of the Committee.
(d)Forfeiture of Restricted Shares. If Restricted Shares are forfeited pursuant to the terms of the Plan or an Award Agreement, such Restricted Shares shall revert back and belong to the Company. In the event that any Restricted Shares should be forfeited by the Participant, revert back and belong to the Company, any stock certificate or certificates representing such Restricted Shares shall be cancelled and the Restricted Shares shall be returned to the treasury of the Company. Upon the reversion of such Restricted Shares, the Company shall repay to the Participant or (in the case of death) to the representative of the Participant’s estate, the full cash amount paid, if any, to the Company by the Participant for such Restricted Shares pursuant to Section 9(b) hereof.
(e)Right to Vote and Receive Dividends on Restricted Shares. Each Participant shall, during the Restricted Period, be the beneficial and record owner of such Restricted Shares and shall have full voting rights with respect thereto. Unless the Committee determines otherwise, during the Restricted Period, all ordinary cash dividends (as determined by the Committee in its sole discretion) paid upon any Restricted Share shall be retained by the Company for the account of the relevant Participant. Such dividends shall revert back to the Company if for any reason the Restricted Share upon which such dividends were paid reverts back to the Company. Upon the expiration of the Restricted Period, all such dividends made on such Restricted Share and retained by the Company will be paid to the relevant Participant.
10.Restricted Stock Units. The Committee may grant to eligible service providers such number of Restricted Stock Units as it may determine in its sole discretion.
(a)Terms and Conditions. The form, terms and conditions of each Restricted Stock Unit shall be determined by the Committee and shall be set forth in an Award Agreement. Such terms and conditions may include, without limitation, the conditions or circumstances upon which such Restricted Stock Unit will be paid, forfeited or otherwise modified, and the date or dates upon which any Shares, cash or other property shall be delivered to the Participant in respect of the Restricted Stock Units. The Committee may, in its sole discretion, establish one or more conditions to the vesting of a Restricted Stock Unit including, without limitation, conditions the satisfaction of which are measured by Performance Criteria. All or any part of any outstanding Restricted Stock Unit granted to any Participant may be vested in full or paid upon the occurrence of such special circumstances or events as determined in the sole discretion of the Committee.
(b)Settlement of Restricted Stock Units. The Committee, in its sole discretion, may instruct the Company to pay on the date when Shares would otherwise be issued pursuant to a Restricted Stock Unit, in lieu of such Shares, a cash amount equal to the number of such Shares multiplied by the Fair Market Value of a Share on the date when Shares would otherwise have been issued. If a Participant is entitled to receive other stock, securities or other property as a result of an adjustment, pursuant to Section 12 hereof, the Committee, in its sole discretion, may instruct the Company to pay, in lieu of such other stock, securities or other property, cash equal to the fair market value thereof as determined in good faith by the Committee. Until the delivery of such Shares, cash, securities or other property, the rights of a Participant with respect to a Restricted
Stock Unit shall be only those of a general unsecured creditor of the Company.
(c)Right to Receive Dividends on Restricted Stock Units. Unless the Committee determines otherwise, during the period prior to payment of the Restricted Stock Unit, all ordinary cash dividends (as determined by the Committee in its sole discretion) that would have been paid upon any Share underlying a Restricted Stock Unit had such Shares been issued shall be paid only at the time and to the extent such Restricted Stock Unit is vested.
11.Grant of Other Stock-Based Awards. The Committee may grant other types of equity-based or equity-related Awards (including unrestricted Shares) in such amounts and subject to such terms and conditions as the Committee shall determine. Such Awards may entail the transfer of actual Shares, or payment in cash or otherwise of amounts based on the value of Shares.
12.Certain Adjustments. (a) In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects Shares such that the failure to make an adjustment to an Award would not fairly protect the rights represented by the Award in accordance with the essential intent and principles thereof (each such event, an “Adjustment Event”), then the Committee shall, in such manner as it may determine to be equitable in its sole discretion, adjust any or all of the terms of an outstanding Award (including, without limitation, the number of Shares covered by such outstanding Award, the type of property to which the Award is subject and the exercise price of such Award). In determining adjustments to be made under this Section 12(a), the Committee may take into account such factors as it determines to be appropriate, including without limitation (i) the provisions of applicable law and (ii) the potential tax or accounting consequences of an adjustment (or not making an adjustment) and, in light of such factors or others, may make adjustments that are not uniform or proportionate among outstanding Awards.
(b)Fractional Shares or Securities. Any fractional shares or securities payable upon the exercise of an Award as a result of an adjustment pursuant to this Section 12 shall, at the election of the Committee, be payable in cash, Shares, or a combination thereof, on such bases as the Committee may determine in its sole discretion.
13.No Rights of a Stockholder. A Participant shall not be deemed to be the holder of, or have any of the rights of a stockholder with respect to, any Shares subject to Options, Rights or Restricted Stock Units unless and until the Company shall have issued and delivered Shares to the Participant and said Participant’s name shall have been entered as a stockholder of record on the books of the Company. Thereupon, such Participant shall have full voting, dividend and other ownership rights with respect to such Shares. The Company will not be obligated to issue or deliver any Shares unless and until all legal matters in connection with the issuance and delivery of Shares have been approved by the Company’s counsel and the Company’s counsel determines that all applicable federal, state and other laws and regulations have been complied with and all listing requirements for relevant stock exchanges have been met.
14.No Right to Continued Service. Nothing in the Plan or in any Award Agreement shall confer upon any Participant the right to continued service by the Company or any Affiliate or affect any right which the Company or any Affiliate may have to terminate such service.
15.Issuance of Shares and Consents. If the Committee shall at any time determine that any Consent is necessary or desirable as a condition of, or in connection with, the granting of any Award, the delivery of Shares or the delivery of any cash, securities or other property under the Plan, or the taking of any other action, then such action shall not be taken, in whole or in part, unless and until such Consent shall have been effected or obtained to the full satisfaction of the Committee. Any stock certificate representing Restricted Shares shall contain an appropriate legend referring to the Plan and the Restrictions upon such Restricted Shares. Simultaneously with delivery of any stock certificate for Restricted Shares, the Company may cause a stop transfer order with respect to such certificate to be placed with the transfer agent of the Shares.
16.Withholding. If the Company or an Affiliate shall be required to withhold any amounts by reason of a federal, state or local tax laws, rules or regulations in respect of any Award, the Company or an Affiliate shall be entitled to deduct or withhold such amounts from any payments (including, without limitation Shares which would otherwise be issued to the Participant pursuant to the Award; provided that, to the extent desired for GAAP purposes, such withholding shall not exceed the statutory minimum amount required to be withheld) to be made to the Participant. In any event, the Participant shall make available to the Company or Affiliate, promptly when requested by the Company or such Affiliate, sufficient funds or Shares to meet the requirements of such withholding and the Company or Affiliate shall be entitled to take and authorize such steps as it may deem advisable in order to have such funds made available to the Company or Affiliate out of any funds or property due to the Participant.
17.Right of Offset. The Company shall have the right to offset against its obligation to deliver Shares, cash or other property under any Award that does not constitute “non-qualified deferred compensation” pursuant to Section 409A of the Internal Revenue Code any outstanding amounts of whatever nature that the Participant then owes to the Company or any of its Affiliates.
18.Non-Transferability of Awards. Unless the Committee shall permit (on such terms and conditions as it shall establish) an Award to be transferred to a member of the Participant’s immediate family or to a trust or similar vehicle for the benefit of members of the Participant’s immediate family (collectively, the “Permitted Transferees”), no Award shall be assignable or transferable except by will or by the laws of descent and distribution, and except to the extent required by law, no right or interest of any Participant shall be subject to any lien, obligation or liability of the Participant. All rights with respect to Awards granted to a Participant under the Plan shall be exercisable during the Participant’s lifetime only by such Participant or, if applicable, the Permitted Transferees.
19.Administration and Amendment of the Plan. The Board of Directors or the Committee may discontinue the Plan at any time and from time to time may amend or revise the terms of the Plan or any Award Agreement, as permitted by applicable law, except that it may not (a) make any amendment or revision in a manner unfavorable to a Participant (other than if immaterial), without the consent of the

Participant or (b) make any amendment or revision without the approval of the stockholders of the Company if such approval is required by the rules of an exchange on which Shares are traded. Consent of the Participant shall not be required solely pursuant to the previous sentence in respect of any adjustment made pursuant to Section 12(a) except to the extent the terms of an Award Agreement expressly refer to an Adjustment Event, in which case such terms shall not be amended in a manner unfavorable to a Participant (other than if immaterial) without such Participant’s consent.
20.Clawback. Notwithstanding any other provisions in this Plan, any Award which is subject to recovery under any law, government regulation or stock exchange listing requirement, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement, or any clawback policy adopted by the Company.
21.No Repricing & Reloads. Unless otherwise approved by the stockholders of the Company, Options and Rights will not be repriced (other than in accordance with the adjustment provisions of Section 12), repurchased for cash on a date when the exercise price of such Option or Right is equal to or exceeds the Fair Market Value a Share or be subject to automatic reload provisions.
22.Effective Date. The Plan, as amended, shall become effective on December 9, 2024.
23.Severability. If any of the provisions of this Plan or any Award Agreement is finally held to be invalid, illegal or unenforceable (whether in whole or in part), such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby; provided that, if any of such provisions is finally held to be invalid, illegal, or unenforceable because it exceeds the maximum scope determined to be acceptable to permit such provision to be enforceable, such provision shall be deemed to be modified to the minimum extent necessary to modify such scope in order to make such provision enforceable hereunder.
24.Plan Headings. The headings in this Plan are for the purpose of convenience only and are not intended to define or limit the construction of the provisions hereof.
25.Non-Uniform Treatment. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements, as to the persons to receive Awards under the Plan, and the terms and provisions of Awards under the Plan.
26.Governing Law. The Plan and any Award Agreements shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to principles of conflict of laws.
27.Successors and Assigns. The terms of this Plan shall be binding upon and inure to the benefit of the Company and its successors and assigns.
28.Duration. This Plan shall remain in effect until ten years from December 9, 2024 unless sooner terminated by the Committee or the Board of Directors. Awards theretofore granted may extend beyond that date in accordance with the provisions of the Plan.
29.Distribution Issuance. (a) Notwithstanding Section 3 of the Plan, the Compensation Committee (the “MSG Sports Committee”) of the Board of Directors of Madison Square Garden Sports Corp. (“MSG Sports”) previously granted Awards with respect to outstanding equity awards of MSG Sports in connection with the distribution by MSG Sports to holders of its common stock of all of the outstanding Shares (such distribution, the “Distribution”). In this capacity, the MSG Sports Committee had full authority to grant Awards prior to, and in connection with, the Distribution and determine the recipients, terms and conditions of such Awards, and each member of the MSG Sports Committee shall be considered a “Covered Person” for purposes of Section 3(c) of the Plan. Following the Distribution, such Awards that were granted by the MSG Sports Committee prior to, and in connection with, the Distribution shall be administered solely by the Committee in accordance with Section 3 of the Plan.
(b)Notwithstanding Section 6(b) of the Plan, the exercise price of each Option granted by the MSG Sports Committee in connection with the Distribution may be less than the Fair Market Value of a Share on the day on which the Option is granted, in order to preserve the intrinsic value of the outstanding MSG Sports equity awards prior to the Distribution in accordance with the requirements of Section 409A of the Internal Revenue Code.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLYTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V57141-P17642-Z88358 ! ! ! For All Withhold All For All Except For Against Abstain ! !! ! !! ! !! To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. The Board of Directors recommends you vote FOR ALL the following director nominees: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. Your signature should appear the same as your name appears. If signing as attorney, executor, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties to the joint tenancy must sign. When a corporation gives the proxy, it should be signed by an authorized officer and the corporate seal affixed. 1. Election of the following nominees as directors: Unless otherwise specified in the spaces provided, the undersigned’s vote is cast FOR the election of the director nominees listed in Proposal 1 and FOR Proposals 2, 3 and 4 below, as more fully described in the accompanying Proxy Statement. (01) Joseph J. Lhota (02) Joel M. Litvin (03) John L. Sykes (04) Carl E. Vogel NOTE: Such other business as may properly come before the meeting or any adjournment thereof. The Board of Directors recommends you vote FOR the following proposals: 2. Ratification of the appointment of our independent registered public accounting firm. 3. Approval of the Company’s 2020 Employee Stock Plan, as amended. 4. Approval of, on an advisory basis, the compensation of our named executive officers. SPHERE ENTERTAINMENT CO. SPHERE ENTERTAINMENT CO. TWO PENNSYLVANIA PLAZA NEW YORK, NY 10121 YOUR VOTE IS IMPORTANT, PLEASE VOTE TODAY. Vote by the Internet or Telephone or Mail 24 Hours a Day, 7 Days a Week Your Internet or telephone vote authorizes the named proxies to vote the shares in the same manner as if you marked, signed and returned your proxy card. VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR barcode above. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern Time, on December 8, 2024 (December 4, 2024 for participants in the AMC Networks Inc. 401(k) Plan). Have your proxy card in hand when you access the website and then follow the instructions provided. During The Meeting - Go to www.virtualshareholdermeeting.com/SPHR2024 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. SHAREHOLDER MEETING REGISTRATION To vote and/or attend the meeting, you must register at the "Attend a Meeting" link at www.proxyvote.com by 5:00 p.m., Eastern Time, on December 4, 2024. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions until 11:59 p.m., Eastern Time, on December 8, 2024 (December 4, 2024 for participants in the AMC Networks Inc. 401(k) Plan). Have your proxy card in hand when you call and then follow the instructions provided. VOTE BY MAIL Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Sphere Entertainment Co., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Your proxy card must be received by December 8, 2024 (December 4, 2024 for participants in the AMC Networks Inc. 401(k) Plan). If you vote by the Internet or by telephone you do NOT need to mail back your proxy card. SCAN TO VIEW MATERIALS & VOTEw

V57142-P17642-Z88358 Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders: The Notice, Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com. CLASS A PROXY CARD SPHERE ENTERTAINMENT CO. Solicited by the Board of Directors for the Annual Meeting of Stockholders on December 9, 2024 The undersigned hereby appoints Laura Franco and Mark C. Cresitello, and each of them, jointly and severally, proxies with full power of substitution, to vote all stock of Sphere Entertainment Co. (the "Company") which the undersigned is entitled to vote at the Company’s Annual Meeting of Stockholders to be held virtually at www.virtualshareholdermeeting.com/SPHR2024, on Monday, December 9, 2024, at 10:00 a.m., Eastern Time, and any adjournment or postponement thereof, hereby ratifying all that said proxies or their substitutes may do by virtue hereof, and the undersigned authorizes and instructs said proxies to vote as stated on the reverse side. If you sign and return this proxy card but do not give any direction, these shares will be voted FOR each of the director nominees in Proposal 1 and FOR Proposals 2, 3 and 4, in the discretion of the proxies, and upon such other matters as may properly come before the Annual Meeting and at any adjournment or postponement thereof. Attention participants in the AMC Networks Inc. 401(k) Plan: If you hold shares of the Company’s Class A Common Stock through the AMC Networks Inc. 401(k) Plan, you should complete, sign and return this proxy card to instruct Fidelity Management Trust Company, as Trustee of the AMC Networks Inc. 401(k) Plan, how to vote these shares. Your proxy card must be received no later than 11:59 p.m., Eastern Time, on December 4, 2024 so that the Trustee (who votes the shares on behalf of the AMC Networks Inc. 401(k) Plan participants) has adequate time to tabulate the voting instructions. Fidelity Management Trust Company shall not vote shares of the Company’s Class A Common Stock allocated to a participant’s account for which it has not received instructions from the participant. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting, the Proxy Statement and Annual Report on Form 10-K of the Company. (Continued and to be signed on the reverse side) FOLD AND DETACH HERE &#61553; &#61553;

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLYTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V57143-Z88359 ! ! ! For All Withhold All For All Except For Against Abstain ! !! ! !! ! !! To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. The Board of Directors recommends you vote FOR ALL the following director nominees: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. Your signature should appear the same as your name appears. If signing as attorney, executor, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties to the joint tenancy must sign. When a corporation gives the proxy, it should be signed by an authorized officer and the corporate seal affixed. 1. Election of the following nominees as directors: Unless otherwise specified in the spaces provided, the undersigned’s vote is cast FOR the election of the director nominees listed in Proposal 1 and FOR Proposals 2, 3 and 4 below, as more fully described in the accompanying Proxy Statement. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. The Board of Directors recommends you vote FOR the following proposals: 2. Ratification of the appointment of our independent registered public accounting firm. 3. Approval of the Company’s 2020 Employee Stock Plan, as amended. 4. Approval of, on an advisory basis, the compensation of our named executive officers. SPHERE ENTERTAINMENT CO. (01) James L. Dolan (02) Charles F. Dolan (03) Charles P. Dolan (04) Kristin A. Dolan (05) Marianne Dolan Weber (06) Paul J. Dolan (07) Quentin F. Dolan (08) Ryan T. Dolan (09) Thomas C. Dolan (10) Brian G. Sweeney (11) Vincent Tese (12) Isiah L. Thomas III SPHERE ENTERTAINMENT CO. TWO PENNSYLVANIA PLAZA NEW YORK, NY 10121 YOUR VOTE IS IMPORTANT, PLEASE VOTE TODAY. Vote by the Internet or Telephone or Mail 24 Hours a Day, 7 Days a Week Your Internet or telephone vote authorizes the named proxies to vote the shares in the same manner as if you marked, signed and returned your proxy card. VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR barcode above. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern Time, on December 8, 2024. Have your proxy card in hand when you access the website and then follow the instructions provided. During The Meeting - Go to www.virtualshareholdermeeting.com/SPHR2024 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. SHAREHOLDER MEETING REGISTRATION To vote and/or attend the meeting, you must register at the "Attend a Meeting" link at www.proxyvote.com by 5:00 p.m., Eastern Time, on December 4, 2024. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions until 11:59 p.m., Eastern Time, on December 8, 2024. Have your proxy card in hand when you call and then follow the instructions provided. VOTE BY MAIL Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Sphere Entertainment Co., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Your proxy card must be received by December 8, 2024. If you vote by the Internet or by telephone you do NOT need to mail back your proxy card. SCAN TO VIEW MATERIALS & VOTEw

V57144-Z88359 (Continued and to be signed on the reverse side) FOLD AND DETACH HERE &#61553; &#61553; Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders: The Notice, Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com. CLASS B PROXY CARD SPHERE ENTERTAINMENT CO. Solicited by the Board of Directors for the Annual Meeting of Stockholders on December 9, 2024 The undersigned hereby appoints Laura Franco and Mark C. Cresitello, and each of them, jointly and severally, proxies with full power of substitution, to vote all stock of Sphere Entertainment Co. (the "Company") which the undersigned is entitled to vote at the Company’s Annual Meeting of Stockholders to be held virtually at www.virtualshareholdermeeting.com/SPHR2024, on Monday, December 9, 2024, at 10:00 a.m., Eastern Time, and any adjournment or postponement thereof, hereby ratifying all that said proxies or their substitutes may do by virtue hereof, and the undersigned authorizes and instructs said proxies to vote as stated on the reverse side. If you sign and return this proxy card but do not give any direction, these shares will be voted FOR each of the director nominees in Proposal 1 and FOR Proposals 2, 3 and 4, in the discretion of the proxies, and upon such other matters as may properly come before the Annual Meeting and at any adjournment or postponement thereof. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting, the Proxy Statement and Annual Report on Form 10-K of the Company.